Filed with the Securities and Exchange Commission on October 26, 2007
                           Securities Act of 1933 Registration File No. 33-84762
                                Investment Company Act of 1940 File No. 811-8648


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    FORM N-1AREGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                            [X]

                       Pre-Effective Amendment No.                          [__]
                       Post-Effective Amendment No. 44                       [X]
                                       and
                        REGISTRATION STATEMENT UNDER THE
                            INVESTMENT COMPANY ACT OF
                                    1940                                     [X]

                              Amendment No. 47                               [X]
                        (check appropriate box or boxes)

                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 254-3948

         Mr. Neil Wolfson                 Copy to:
         Wilmington Trust Company                      Joseph V. Del Raso, Esq.
         1100 North Market Street                      Pepper Hamilton LLP
         Wilmington, DE 19890                          3000 Two Logan Square
         (Name and Address of Agent for Service)       Philadelphia, PA 19103


         It is proposed that this filing will become effective
         (check the appropriate box)

         [_] immediately upon filing pursuant to paragraph (b)
         [X] on October 29, 2007 pursuant to paragraph (b)
         [_] 60 days after filing pursuant to paragraph (a)(1)
         [_] on (date) pursuant to paragraph (a)
         [_] 75 days after filing pursuant to paragraph (a)(2)
         [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

         If appropriate, check the following box:

         [__] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007


         This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that these Funds:

         o        are not bank deposits

         o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         o        are not federally insured

         o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency


         o        are not guaranteed to achieve their goal(s)

         o        may not be able to maintain a stable $1.00 share price.


         These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

----------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------
                                        FUND DESCRIPTIONS
A LOOK AT THE GOALS, STRATEGIES,        Summary..........................................................1
RISKS AND EXPENSES OF EACH              Performance Information..........................................3
FUND.                                   Fees and Expenses................................................6
                                        Example..........................................................6
                                        Investment Objective.............................................7
                                        Principal Investment Strategies..................................7
                                        Additional Risk Information......................................8
                                        Financial Highlights............................................10

                                        MANAGEMENT OF THE FUNDS
DETAILS ABOUT THE SERVICE PROVIDERS.    Investment Adviser..............................................13
                                        Service Providers...............................................14

                                        SHAREHOLDER INFORMATION
POLICIES AND INSTRUCTIONS FOR           Pricing of Shares...............................................15
OPENING, MAINTAINING AND                Purchase of Shares..............................................15
CLOSING AN ACCOUNT IN ANY OF            Redemption of Shares............................................16
THE FUNDS.                              Frequent Purchases and Redemptions..............................19
                                        Exchange of Shares..............................................19
                                        Distributions...................................................20
                                        Taxes...........................................................20


                                        DISTRIBUTION ARRANGEMENTS
DETAILS ON THE FUNDS SHARE CLASSES.     Share Classes...................................................22


                                        FOR MORE INFORMATION............................................23

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective       o        The WILMINGTON PRIME MONEY MARKET FUND and
                                    WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each seeks high current income, while preserving capital and liquidity.

                           o        The WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                                    seeks high current interest income exempt
                                    from Federal income taxes while preserving
                                    principal.
--------------------------------------------------------------------------------
Investment Focus           o        Money market instruments
--------------------------------------------------------------------------------
Share Price Volatility     o        Each Fund will strive to maintain a stable
                                    $1.00 share price.
--------------------------------------------------------------------------------


Principal Investment       o        The WILMINGTON PRIME MONEY MARKET FUND
Strategies                          invests in money market instruments,
                                    including bank obligations, high quality commercial paper and U.S. Government obligations.

                           o The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations.

                           o The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in high quality municipal obligations, municipal bonds and other instruments exempt from Federal income tax.


                           o In selecting securities for a Fund, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                           o The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON TAX-EXEMPT MONEY MARKET FUND may each invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND may invest up to 20% of its total assets in the obligations of banks, finance companies and utilities.
--------------------------------------------------------------------------------


Principal Risks                     The Funds are subject to the risks
                                    summarized below, which are further
                                    described under "Additional Risk
                                    Information."


                           o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

                           o The obligations in which the Funds invest are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.


                           o The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing its investment strategy.

--------------------------------------------------------------------------------
Investor Profile           o        Conservative
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                       WILMINGTON PRIME MONEY MARKET FUND


         The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

         Prior to June 23, 2006, Institutional Shares were known as "Investor Shares" and were subject to a Rule 12b-1 distribution fee.

              ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              1997                5.22%
                              1998                5.17%
                              1999                4.80%
                              2000                6.11%
                              2001                3.92%
                              2002                1.47%
                              2003                0.72%
                              2004                0.82%
                              2005                2.84%
                              2006                4.72%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.77%

                         BEST QUARTER       WORST QUARTER
                     -------------------   ---------------
                            1.57%               0.12%
                     (December 31, 2000)   (June 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006      1 YEAR        5 YEARS       10 YEARS
----------------------------------------------------      ------        -------       --------
Prime Money Market Fund - Institutional Shares             4.72%          2.10%          3.56%

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND


         The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

         Prior to June 23, 2006, Institutional Shares were known as "Investor Shares" and were subject to a Rule 12b-1 distribution fee.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS


                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              1997                5.12%
                              1998                5.07%
                              1999                4.69%
                              2000                5.94%
                              2001                3.71%
                              2002                1.26%
                              2003                0.64%
                              2004                0.81%
                              2005                2.65%
                              2006                4.55%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.66%

                         BEST QUARTER       WORST QUARTER
                     -------------------   ----------------
                             1.54%              0.13%
                     (December 31, 2000)   (June 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------            ------        -------       --------
U.S. Government Money Market Fund - Institutional Shares             4.55%          1.97%          3.43%

                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

         The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

         Prior to June 23, 2006, Institutional Shares were known as "Investor Shares" and were subject to a Rule 12b-1 distribution fee.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              1997                3.15%
                              1998                2.98%
                              1999                2.76%
                              2000                3.65%
                              2001                2.30%
                              2002                0.90%
                              2003                0.49%
                              2004                0.58%
                              2005                1.82%
                              2006                2.91%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 2.39%

                         BEST QUARTER         WORST QUARTER
                     -------------------   --------------------
                           0.96%                   0.09%
                     (December 31, 2000)   (September 30, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006           1 YEAR        5 YEARS       10 YEARS
----------------------------------------------------           ------        -------       --------
Tax-Exempt Money Market Fund - Institutional Shares             2.91%          1.33%          2.15%


You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

         The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. No sales charges or other fees are paid directly from your investment.

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                                                                               U.S.
                                                                         GOVERNMENT MONEY         TAX-EXEMPT MONEY
                                                     PRIME MONEY              MARKET                   MARKET
                                                     MARKET FUND               FUND                     FUND
                                                   ----------------    ---------------------    ----------------------
 Management fees                                        0.32                   0.37                     0.37
 Distribution (Rule 12b-1) fees                         None                   None                     None
 Other expenses                                         0.09%                 0.12%                     0.15%
 TOTAL ANNUAL FUND OPERATING EXPENSES                   0.41%                 0.49%                     0.52%
                                                        =====                 =====                     =====


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------


         This Example is intended to help you compare the cost of investing in Institutional Shares of each Fund with the cost of investing in other mutual funds. The Examples below show what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:


         o        you reinvested all dividends;

         o        the average annual return was 5%;

         o the Fund's total operating expenses are charged and remain the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL SHARES                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------                              ------      -------      -------      --------
Prime Money Market Fund                            $42         $132         $230          $518
U.S. Government Money Market Fund                  $50         $157         $274          $616
Tax-Exempt Money Market Fund                       $53         $167         $291          $653


         THE ABOVE EXAMPLE OF INSTITUTIONAL SHARES IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


         The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each seeks a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT MONEY MARKET FUND seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

         The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The WILMINGTON PRIME MONEY MARKET FUND invests in:

         o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;


         o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO") such as Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch IBCA ("Fitch");


         o corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         o        U.S. Government obligations (as described below);

         o        high quality municipal securities; and

         o        repurchase agreements that are fully collateralized by U.S.
                  Government obligations.


         The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:

         o        U.S. Government obligations; and

         o repurchase agreements that are fully collateralized by such obligations.


         U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

         The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in:

         o        high quality municipal obligations and municipal bonds;

         o        floating and variable rate obligations;

         o        participation interests;

         o        high quality tax-exempt commercial paper; and

         o        high quality short-term municipal notes.


         The Tax-Exempt Money Market Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

         High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

         Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds Statement of Additional Information ("SAI"), available on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM.


--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------


         The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds SAI:


         o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.


         o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.


         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in Institutional Shares of a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

PRIME MONEY MARKET FUND -
   INSTITUTIONAL SHARES                                    FOR THE FISCAL YEARS ENDED JUNE 30
                                        --------------------------------------------------------------------------
                                           2007          2006            2005            2004              2003
                                        ----------    ----------       ---------       ----------       ----------
NET ASSET VALUE - BEGINNING OF YEAR...  $     1.00    $     1.00       $    1.00       $    1.00        $     1.00
                                        ----------    ----------       ---------       ----------       ----------
INVESTMENT OPERATIONS:
   Net investment income..............        0.05          0.04            0.02            0.01              0.01
                                        ----------    ----------       ---------       ----------       ----------
DISTRIBUTIONS:
   From net investment income.........       (0.05)        (0.04)          (0.02)          (0.01)            (0.01)
                                                                                       ---------        ----------
NET ASSET VALUE - END OF YEAR           $     1.00    $     1.00       $    1.00       $    1.00        $     1.00
                                        ==========    ==========       =========       ==========       ==========
TOTAL RETURN..........................        5.05%         3.82%           1.74%           0.58%            1.07%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA: (1),(2)
   Expenses...........................        0.41%         0.51%           0.50%           0.53%            0.51%
   Net investment income..............        4.94%         3.70%           1.65%           0.59%            1.10%
Net assets at the end of year (000
omitted)..............................  $   24,400    $   11,986       $   6,683       $  14,105        $   28,937

-------------------
1 Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a rule 12b-1 distribution fee.
2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

U.S. GOVERNMENT MONEY MARKET FUND -
   INSTITUTIONAL SHARES                                  FOR THE FISCAL YEARS ENDED JUNE 30
                                         --------------------------------------------------------------------------
                                           2007          2006            2005             2004             2003
                                         -------       ---------       ---------       ----------       -----------
NET ASSET VALUE - BEGINNING OF YEAR...   $  1.00       $    1.00       $    1.00       $     1.00       $      1.00
                                         -------       ---------       ---------       ----------       -----------
INVESTMENT OPERATIONS:
   Net investment income..............      0.05            0.04            0.02             0.01              0.01
                                         -------       ---------       ---------       ----------       -----------
DISTRIBUTIONS:
   From net investment income.........     (0.05)          (0.04)          (0.02)           (0.01)            (0.01)
                                         -------       ---------       ---------       ----------       -----------
NET ASSET VALUE - END OF YEAR.........   $  1.00       $    1.00       $    1.00       $     1.00       $      1.00
                                         =======       =========       =========       ==========       ===========

TOTAL RETURN..........................      4.92%           3.66%           1.63%            0.53%             0.95%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1),(2)
   Expenses...........................      0.49%           0.61%           0.59%            0.58%             0.57%
   Net investment income..............      4.79%           3.58%           1.44%            0.53%             0.93%
Net assets at the end of year (000
omitted)..............................   $   333       $   3,480       $   3,939       $   33,892       $    34,252

--------------------
1 Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a rule 12b-1 distribution fee.
2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

TAX-EXEMPT MONEY MARKET FUND -
   INSTITUTIONAL SHARES                                    FOR THE FISCAL YEARS ENDED JUNE 30
                                         --------------------------------------------------------------------------
                                          2007           2006            2005             2004             2003
                                         -------       ---------       ---------       ----------       -----------
NET ASSET VALUE - BEGINNING OF YEAR.     $  1.00       $    1.00       $    1.00       $     1.00       $      1.00
                                         -------       ---------       ---------       ----------       -----------
INVESTMENT OPERATIONS:
   Net investment income..............      0.03            0.02            0.01               --(1)           0.01
                                         -------       ---------       ---------       ----------       -----------
DISTRIBUTIONS:
   From net investment income.........     (0.03)          (0.02)          (0.01)              --(1)          (0.01)
                                         -------       ---------       ---------       ----------       -----------
NET ASSET VALUE - END OF YEAR.........   $  1.00       $    1.00       $    1.00       $     1.00       $      1.00
                                         =======       =========       =========       ==========       ===========
TOTAL RETURN..........................      3.14%           2.39%           1.16%            0.41%             0.73%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2),(3)
   Expenses...........................      0.52%           0.63%           0.64%            0.58%             0.57%
   Net investment income..............      3.06%           2.30%           0.98%            0.42%             0.72%
Net assets at the end of year (000
omitted)..............................   $   793       $  13,210       $  13,084       $   46,990       $    23,382

--------------------
1        Less than $0.01 per share.
2 Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a Rule 12b-1 distribution fee.
3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Tax-Exempt Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

         The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------


         Rodney Square Management Corporation ("RSMC"), the Funds investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

         For the fiscal year ended June 30, 2007, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:


            Prime Money Market Fund                        0.32%

            U. S. Government Money Market Fund             0.37%

            Tax-Exempt Money Market Fund                   0.37%


         WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.


         A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the primary service providers.
Asset                                                                              Shareholder
Management                                                                         Services
-------------------------------------                                              ---------------------------------
         INVESTMENT ADVISER                                                                 TRANSFER AGENT
         AND ADMINISTRATOR
                                                                                              PFPC INC.
   RODNEY SQUARE MANAGEMENT CORP.                                                           760 MOORE ROAD
      1100 NORTH MARKET STREET                                                        KING OF PRUSSIA, PA 19406
        WILMINGTON, DE 19890
                                                                                     Handles certain shareholder
                                                                                         services, including
                                                                                    recordkeeping and statements,
   Manages the Funds' investment                                                     payment of distributions and
   activities, and oversees Fund                                                      processing of buy and sell
  administration and other service                                                            requests.
             providers.
-------------------------------------                                              ---------------------------------
                                                     WT MUTUAL FUND

                                          WILMINGTON PRIME MONEY MARKET FUND
                                           WILMINGTON U.S. GOVERNMENT MONEY
                                                      MARKET FUND
                                          WILMINGTON TAX-EXEMPT MONEY MARKET
                                                          FUND
Fund                                                                               Fund Asset
Operations                                                                         Safe Keeping
------------------------------------                                               ---------------------------------
  SUB-ADMINISTRATOR AND ACCOUNTING                                                            CUSTODIAN
               AGENT
                                                                                       WILMINGTON TRUST COMPANY
             PFPC INC.                                                                 1100 NORTH MARKET STREET
        301 BELLEVUE PARKWAY                                                             WILMINGTON, DE 19890
        WILMINGTON, DE 19809
                                                                                       Holds the Funds' assets,
 Provides facilities, equipment and                                                  settles all portfolio trades
       personnel to carry out                                                          and collects most of the
 administrative services related to                                                  valuation data required for
   the Funds and calculates each                                                   calculating each Fund's NAV per
   Fund's NAV and distributions.                                                                share.
------------------------------------                                               ---------------------------------
                                         Distribution
                                         --------------------------------------
                                                      DISTRIBUTOR

                                         PROFESSIONAL FUNDS DISTRIBUTOR, LLC.
                                                    760 MOORE ROAD

                                               KING OF PRUSSIA, PA 19406


                                             Distributes the Funds shares.
                                         --------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------


         The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         PFPC Inc. ("PFPC"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Tax-Exempt Money Market Fund as of 12:00 Noon Eastern time on each "business day" (I.E., a day that the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of Philadelphia and the transfer agent are open for business). PFPC determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each business day. The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.


--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

         Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $5,000,000. This minimum initial investment amount has been waived for shareholders of the Funds on June 23, 2006, trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.


         You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.


         In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.


         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:


REGULAR MAIL:                                  OVERNIGHT MAIL:
-------------                                  ---------------
Wilmington Money Market Funds                  Wilmington Money Market Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI  02860-1427

         BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.


         ADDITIONAL INFORMATION REGARDING PURCHASES: For the Tax-Exempt Money Market Fund orders placed and payments which are received in or converted into federal funds by 12:00 Noon Eastern time will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

         For both the Prime Money Market Fund and the U.S. Government Money Market Fund orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


         You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):


--------------------------------------------------------------------------------
WILMINGTON TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                             RECEIPT OF REDEMPTION REQUEST BY FUND
                                                                             -------------------------------------
                                                                    ON OR BEFORE 12:00 NOON            AFTER 12:00 NOON
                                                                    -----------------------            ----------------
ON WHAT DAY WILL MY REDEMPTION PROCEEDS NORMALLY BE WIRED TO           Same Business Day               Next Business Day
MY ACCOUNT?

WILL I BE ELIGIBLE TO RECEIVE THE DAY'S DIVIDEND?                              No                             Yes

--------------------------------------------------------------------------------
WILMINGTON PRIME MONEY MARKET FUND AND
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                  RECEIPT OF REDEMPTION REQUEST BY FUND
                                                                  -------------------------------------

                                                   ON OR BEFORE              AFTER 2:00 P.M.
                                                    2:00 P.M.              AND UP TO 5:00 P.M.           AFTER 5:00 P.M.
                                                    ---------              -------------------           ---------------
ON WHAT DAY WILL MY REDEMPTION PROCEEDS         Same Business Day           Next Business Day           Next Business Day
NORMALLY BE WIRED TO MY ACCOUNT?

WILL I BE ELIGIBLE TO RECEIVE THE DAY'S                 No                          No                         Yes
DIVIDEND?


         If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

         BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

REGULAR MAIL:                                  OVERNIGHT MAIL:
-------------                                  ---------------
Wilmington Money Market Funds                  Wilmington Money Market Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI  02860-1427


         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

         BY CHECK: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for financial intermediary clients who are provided a similar service by those organizations.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

         Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

         In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

         If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).


         SMALL ACCOUNTS: If the value of your Fund account falls below $2,500,000, the Fund may ask you to increase your balance. If after 60 days the account value is still below $2,500,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $2,500,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.


--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------


         Money market funds such as the Funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds shares could increase the Funds transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.


--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

         You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

         Wilmington Aggressive Asset Allocation Fund
         Wilmington Moderate Asset Allocation Fund
         Wilmington Conservative Asset Allocation Fund
         Wilmington ETF Allocation Fund
         Wilmington Prime Money Market Fund
         Wilmington U.S. Government Money Market Fund
         Wilmington Tax-Exempt Money Market Fund
         Wilmington Short/Intermediate-Term Bond Fund
         Wilmington Broad Market Bond Fund
         Wilmington Municipal Bond Fund
         Wilmington Large-Cap Core Fund

         Wilmington Large-Cap Value Fund
         Wilmington Large-Cap Growth Fund
         Wilmington Small-Cap Core Fund
         Wilmington Small Cap Value Fund
         Wilmington Small Cap Growth Fund
         Wilmington Multi-Manager Large-Cap Fund
         Wilmington Multi-Manager Small-Cap Fund
         Wilmington Multi-Manager International Fund
         Wilmington Multi-Manager Real Asset Fund
         Wilmington Fundamentally Weighted Large Company Fund
         Wilmington Fundamentally Weighted Small Company Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

         Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.


--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------


         Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

         All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.


--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------


         As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

         You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Money Market Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Money Market Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Money Market Fund may be taxable.


         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.


         This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         Professional Funds Distributor, LLC (the "Distributor") manages the Funds distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.


--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------


         The Funds issue Institutional and W Shares. The Prime Money Market Fund and the U.S. Government Money Market Fund also issue Service Shares. Each class of shares bears a pro-rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase W Shares which are subject to a shareholder service fee.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


         ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds investments is available in the Funds annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Fund's policies, investment restrictions, risks, and business structure, including a description of the Funds policies and procedures with respect to the disclosure of the Funds securities holdings. The information in the SAI is incorporated into this prospectus by this reference.


         Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         101 Sabin Street
         Pawtucket, RI  02860-1427
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time


         The Funds SAI, annual and semi-reports are accessible, free of charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS DATED NOVEMBER 1, 2007


         This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that these Funds:

         o        are not bank deposits

         o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         o        are not federally insured

         o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

         o        are not guaranteed to achieve their goal(s)


         o        may not be able to maintain a stable $1.00 share price.


         These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                           FUND DESCRIPTIONS
A LOOK AT THE GOALS, STRATEGIES, RISKS     Summary.................................................................1
AND EXPENSES OF EACH FUND.                 Performance Information.................................................3
                                           Fees and Expenses.......................................................5
                                           Example.................................................................5
                                           Investment Objective....................................................6
                                           Principal Investment Strategies.........................................6
                                           Additional Risk Information.............................................7
                                           Financial Highlights....................................................8

                                           MANAGEMENT OF THE FUNDS
DETAILS ABOUT THE SERVICE PROVIDERS.       Investment Adviser.....................................................10
                                           Service Providers......................................................11

                                           SHAREHOLDER INFORMATION
POLICIES AND INSTRUCTIONS FOR OPENING,     Pricing of Shares......................................................12
MAINTAINING AND CLOSING AN ACCOUNT         Purchase of Shares.....................................................12
IN ANY OF THE FUNDS.                       Redemption of Shares...................................................14
                                           Frequent Purchases and Redemptions.....................................15
                                           Exchange of Shares.....................................................16
                                           Distributions..........................................................16
                                           Taxes..................................................................17


                                           DISTRIBUTION AND SERVICE ARRANGEMENTS
DETAILS ON THE FUNDS' DISTRIBUTION         Distribution Fees......................................................18
FEES, SHAREHOLDER SERVICE FEES AND         Shareholder Service Fees...............................................18
SHARE CLASSES.                             Share Classes..........................................................18


                                           FOR MORE INFORMATION...................................................19

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                 SERVICE SHARES
--------------------------------------------------------------------------------
                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective                o        The WILMINGTON PRIME MONEY MARKET
                                             FUND and WILMINGTON U.S. GOVERNMENT
                                             MONEY MARKET FUND each seeks high
                                             current income, while preserving
                                             capital and liquidity.
--------------------------------------------------------------------------------
Investment Focus                    o        Money market instruments
--------------------------------------------------------------------------------
Share Price Volatility              o        Each Fund will strive to maintain a
                                             stable $1.00 share price.
--------------------------------------------------------------------------------


Principal Investment Strategies     o        The WILMINGTON PRIME MONEY MARKET
                                             FUND invests in money market
                                             instruments, including bank
                                             obligations, high quality
                                             commercial paper and U.S.
                                             Government obligations.

                                    o        The WILMINGTON U.S. GOVERNMENT
                                             MONEY MARKET FUND invests at least
                                             80% of its assets in U.S.
                                             Government obligations and
                                             repurchase agreements
                                             collateralized by such obligations.


                                    o        In selecting securities for a Fund,
                                             the investment adviser seeks
                                             current income, liquidity and
                                             safety of principal. The investment
                                             adviser may sell securities if the
                                             securities are downgraded to a
                                             lower ratings category.

                                    o        The WILMINGTON PRIME MONEY MARKET
                                             FUND may invest more than 25% of
                                             its total assets in the obligations
                                             of banks, finance companies and
                                             utilities. The WILMINGTON U.S.
                                             GOVERNMENT MONEY MARKET FUND may
                                             invest up to 20% of its total
                                             assets in the obligations of banks,
                                             finance companies and utilities.
--------------------------------------------------------------------------------

Principal Risks                     The Funds are subject to the risks
                                    summarized below, which are further
                                    described under "Additional Risk
                                    Information."

                                    o        An investment in a Fund is not a
                                             deposit of Wilmington Trust Company
                                             or any of its affiliates and is not
                                             insured or guaranteed by the FDIC
                                             or any other government agency.
                                             Although each Fund seeks to
                                             preserve the value of your
                                             investment at $1.00 per share, it
                                             is possible to lose money by
                                             investing in a Fund.


                                    o        The obligations in which the Funds
                                             invest are subject to credit risk
                                             and interest rate risk. Typically,
                                             when interest rates rise, the
                                             market prices of debt securities go
                                             down. Securities issued by
                                             government sponsored entities are
                                             not insured or guaranteed by the
                                             U.S. Government.


                                    o        The performance of a Fund will
                                             depend on whether or not the
                                             investment adviser is successful in
                                             pursuing its investment strategy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                       WILMINGTON PRIME MONEY MARKET FUND


         The bar chart and the performance table below illustrate the risks and volatility of an investment in Service Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDARS YEARS SINCE INCEPTION

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2002                1.19%
                              2003                0.51%
                              2004                0.66%
                              2005                2.57%
                              2006                4.47%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.58%

                  BEST QUARTER                  WORST QUARTER
               -------------------             ---------------
                     1.19%                          0.09%
               (December 31, 2006)             (June 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS AS OF                                              SINCE INCEPTION
DECEMBER 31, 2006                                  1 YEAR        5 YEARS        (APRIL 2, 2001)
----------------------------------------           ------        -------        ---------------
Prime Money Market Fund - Service Shares            4.47%         1.87%              2.03%

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND


         The bar chart and the performance table below illustrate the risks and volatility of an investment in Service Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDARS YEARS SINCE INCEPTION

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2002                1.04%
                              2003                0.44%
                              2004                0.61%
                              2005                2.46%
                              2006                4.33%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.46%

                  BEST QUARTER                  WORST QUARTER
               -------------------             ---------------
                      1.16%                         0.08%
               (December 31, 2006)             (June 30, 2004)




AVERAGE ANNUAL TOTAL RETURNS AS OF                                            SINCE INCEPTION
DECEMBER 31, 2006                              1 YEAR         5 YEARS         (APRIL 2, 2001)
-----------------------------------            ------         -------         ---------------
U.S. Government Money Market Fund -
Service Shares                                  4.33%          1.77%               1.92%

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------


         The table below shows the fees and expenses that you may pay if you buy and hold Service Shares of a Fund. No sales charges or other fees are paid directly from your investment.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                                            U.S. GOVERNMENT MONEY
                                                       PRIME MONEY                  MARKET
                                                       MARKET FUND                   FUND
                                                  ----------------------    -----------------------
 Management fees                                           0.32%                     0.37%
 Distribution (Rule 12b-1) fees                            0.10%(1)                  0.10%(1)
 Shareholder Service fees                                  0.15%(2)                  0.15%(2)
 Other expenses                                            0.10%                     0.13%
 TOTAL ANNUAL FUND OPERATING EXPENSES                      0.67%                     0.75%

----------
1 While the Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of each Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Fund's average net assets.
2 While the Shareholder Service Plan provides for payments of up to 0.25% of each Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of each Fund's average net assets.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------


         This Example is intended to help you compare the cost of investing in Service Shares of each Fund with the cost of investing in other mutual funds. The Examples below show what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         o        you reinvested all dividends;

         o        the average annual return was 5%;


         o the Fund's total operating expenses are charged and remain the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


SERVICE SHARES                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------                                   ------      -------      -------      --------
Prime Money Market Fund                           $68         $214         $373          $835
U.S. Government Money Market Fund                 $77         $240         $417          $930

         THE ABOVE EXAMPLE OF SERVICE SHARES IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


         The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each seeks a high level of current income consistent with the preservation of capital and liquidity.

         The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The WILMINGTON PRIME MONEY MARKET FUND invests in:

         o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;


         o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO") such as Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch IBCA ("Fitch");


         o corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         o        U.S. Government obligations (as described below);

         o        high quality municipal securities; and

         o        repurchase agreements that are fully collateralized by U.S.
                  Government obligations.

         The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:

         o        U.S. Government obligations; and

         o repurchase agreements that are fully collateralized by such obligations.


         U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

         High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.


         Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.


--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------


         The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI:


         o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.


         o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.


         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Service Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.




PRIME MONEY MARKET FUND -
   SERVICE SHARES                                                        FOR THE FISCAL YEARS ENDED JUNE 30
                                                 --------------------------------------------------------------------------
                                                    2007            2006           2005             2004           2003
                                                 -----------    ------------    ------------     ------------   -----------
NET ASSET VALUE - BEGINNING OF YEAR ..........   $      1.00    $       1.00    $       1.00     $       1.00   $      1.00
                                                 -----------    ------------    ------------     ------------   -----------
INVESTMENT OPERATIONS:
   Net investment income .....................          0.05            0.04            0.01               --(1)       0.01
                                                 -----------    ------------     -----------     ------------   -----------
DISTRIBUTIONS:
   From net investment income ................         (0.05)          (0.04)          (0.01)              --(1)      (0.01)
                                                 -----------    -----------
NET ASSET VALUE - END OF YEAR ................   $      1.00    $       1.00    $       1.00     $      1.00    $      1.00
                                                 ===========    ============    =============    ============    ==========
TOTAL RETURN .................................          4.79%           3.63%           1.48%           0.39%          0.87%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
   DATA:(2)
   Expenses ..................................          0.67%           0.69%           0.74%           0.73%          0.72%
   Net investment income .....................          4.68%           3.61%           1.48%           0.39%          0.86%
Net assets at the end of year (000  omitted) .   $ 1,692,102    $  2,664,251     $ 2,201,829     $ 2,001,681    $ 2,354,190

----------
1        Less than $0.01 per share.
2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

U.S. GOVERNMENT MONEY MARKET FUND -
   SERVICE SHARES                                                             FOR THE FISCAL YEARS ENDED JUNE 30
                                                           -----------------------------------------------------------------------
                                                              2007           2006           2005           2004           2003
                                                           -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE - BEGINNING OF YEAR..................      $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                           -----------    -----------    -----------    -----------    -----------
INVESTMENT OPERATIONS:
Net investment income................................             0.05           0.03           0.01             --(1)        0.01
                                                           -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS:
From net investment income...........................            (0.05)         (0.03)         (0.01)            --(1)       (0.01)
                                                           -----------    -----------    -----------
NET ASSET VALUE - END OF YEAR........................      $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                           ===========    ===========    ===========    ===========    ===========
TOTAL RETURN.........................................             4.66%          3.49%          1.41%          0.33%          0.75%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:2
   Expenses..........................................             0.75%          0.77%          0.79%          0.78%          0.77%
   Net investment income.............................             4.56%          3.45%          1.39%          0.33%          0.76%
Net assets at the end of year (000 omitted)..........      $   616,113    $   875,906    $   741,514       $832,314    $   929,538

----------
1        Less than $0.01 per share.
2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

         The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------


         Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.


         For the fiscal year ended June 30, 2007, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:


                 Prime Money Market Fund                               0.32%

                 U. S. Government Money Market Fund                    0.37%

         WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.


         A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.


--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------


The chart below provides information on the primary service providers.
Asset                                                                              Shareholder
Management                                                                         Services
-------------------------------------                                              ---------------------------------
         INVESTMENT ADVISER                                                                 TRANSFER AGENT
         AND ADMINISTRATOR
                                                                                              PFPC INC.
   RODNEY SQUARE MANAGEMENT CORP.                                                           760 MOORE ROAD
      1100 NORTH MARKET STREET                                                        KING OF PRUSSIA, PA 19406
        WILMINGTON, DE 19890
                                                                                     Handles certain shareholder
                                                                                         services, including
                                                                                    recordkeeping and statements,
    Manages the Funds' investment                                                    payment of distributions and
    activities and oversees Fund                                                      processing of buy and sell
  administration and other service                                                            requests.
             providers.
-------------------------------------                                              ---------------------------------
                                         --------------------------------------
                                                    WT MUTUAL FUND

                                             WILMINGTON PRIME MONEY MARKET
                                                          FUND
                                               WILMINGTON U.S. GOVERNMENT
Fund                                              MONEY MARKET FUND                Fund Asset
Operations                                                                         Safe Keeping
------------------------------------     --------------------------------------    ---------------------------------
       SUB-ADMINISTRATOR AND                                                                 CUSTODIAN
         ACCOUNTING AGENT
                                                                                        WILMINGTON TRUST COMPANY
                                                                                       1100 NORTH MARKET STREET
                                                                                         WILMINGTON, DE 19890
             PFPC INC.
        301 BELLEVUE PARKWAY
        WILMINGTON, DE 19809
                                                                                    Holds the Funds assets, settles
                                                                                   all portfolio trades and collects
 Provides facilities, equipment and                                                   most of the valuation data
personnel to carry out administrative                                                required for calculating each
 services related to the Funds and                                                      Fund's NAV per share
  calculates each Fund's NAV amd
          distributions
-------------------------------------                                              ---------------------------------
                                         Distribution
                                         ---------------------------------------
                                                      DISTRIBUTOR

                                         PROFESSIONAL FUNDS DISTRIBUTOR, LLC.
                                                    760 MOORE ROAD
                                               KING OF PRUSSIA, PA 19406

                                             Distributes the Funds' shares.
                                         --------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------


         The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         PFPC Inc. ("PFPC"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each "business day" (I.E., a day that the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of Philadelphia and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.


--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------


         Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Fund is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.


         You may purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.


NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.


         In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.


         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:


REGULAR MAIL:                                  OVERNIGHT MAIL:

Wilmington Money Market Funds                  Wilmington Money Market Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI  02860-1427

         BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: For both the Prime Money Market Fund and the U.S. Government Money Market Fund, orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day.

         Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.


         It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


         You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern Time):


                                                                  RECEIPT OF REDEMPTION REQUEST BY FUND
                                                                  -------------------------------------
                                                   ON OR BEFORE              AFTER 2:00 P.M.
                                                    2:00 P.M.              AND UP TO 5:00 P.M.           AFTER 5:00 P.M.
                                                    ---------              -------------------           ---------------
ON WHAT DAY WILL MY REDEMPTION PROCEEDS         Same Business Day           Next Business Day           Next Business Day
NORMALLY BE WIRED TO MY ACCOUNT?

WILL I BE ELIGIBLE TO RECEIVE THE DAY'S                 No                          No                         Yes
DIVIDEND?


         If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

         BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.


         Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

REGULAR MAIL:                                  OVERNIGHT MAIL:

Wilmington Money Market Funds                  Wilmington Money Market Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI  02860-1427


         BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However, there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

         BY CHECK: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for financial intermediary clients who are provided a similar service by those organizations.


         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

         Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

         In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.


         If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).


         SMALL ACCOUNTS: If the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you.
The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.


--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------


         Money market funds such as the Funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds' shares. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.


--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------


         You may exchange all or a portion of your shares in a Fund for Service Shares of the following funds ("Wilmington Funds"):


         Wilmington Prime Money Market Fund

         Wilmington U.S. Government Money Market Fund


         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

         Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.


--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

         All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------


         As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year. You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.


         This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.


                      DISTRIBUTION AND SERVICE ARRANGEMENTS


         Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.


--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------


         The Service Shares of the Funds have a distribution plan under Rule 12b-1 that allow the Funds to pay a fee to the Distributor for the sale and distribution of Service Shares. Because these fees are paid out of the Funds assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the distribution plan provides for a maximum distribution fee of 0.25% of each Fund's average daily net assets, the Trustees have authorized payments of up to 0.10% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

         The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Currently, the Trustees have authorized payments of up to 0.15% of each Fund's average daily net assets. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

         The Funds issue Institutional, Service and W Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase W Shares which are subject to a shareholder service fee.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


         ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Fund's policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.


         Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         101 Sabin Street
         Pawtucket, RI  02860-1427
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time


         The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                                OF WT MUTUAL FUND


                                    W SHARES
--------------------------------------------------------------------------------
                        PROSPECTUS DATED NOVEMBER 1, 2007

         This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that these Funds:

         o        are not bank deposits

         o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         o        are not federally insured

         o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

         o        are not guaranteed to achieve their goal(s)

         o        may not be able to maintain a stable $1.00 share price.

         These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                    FUND DESCRIPTIONS

A look at the goals, strategies,        Summary..............................1
risks and expenses of each              Performance Information..............3
Fund.                                   Fees and Expenses....................6
                                        Example..............................6
                                        Investment Objective.................7
                                        Principal Investment Strategies......7
                                        Additional Risk Information..........9
                                        Financial Highlights................10

                                    MANAGEMENT OF THE FUNDS

Details about the service               Investment Adviser..................13
providers.                              Service Providers...................14

                                    SHAREHOLDER INFORMATION

Policies and instructions for           Pricing of Shares...................15
opening, maintaining and                Purchase of Shares..................15
closing an account in any of            Redemption of Shares................17
the Funds.                              Frequent Purchases and Redemptions..20
                                        Exchange of Shares..................20
                                        Distributions.......................21
                                        Taxes...............................21

                                    DISTRIBUTION ARRANGEMENTS


Details on the Funds'                   Shareholder Service Fees............22
shareholder service                     Share Classes.......................22
fees and share classes.



                                    FOR MORE INFORMATION...................23

                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

                                    W SHARES

================================================================================
                                FUND DESCRIPTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective                o        The WILMINGTON PRIME MONEY MARKET
                                             FUND and WILMINGTON U.S. GOVERNMENT
                                             MONEY MARKET FUND each seeks high
                                             current income, while preserving
                                             capital and liquidity.

                                    o        The WILMINGTON TAX-EXEMPT MONEY
                                             MARKET FUND seeks high current
                                             interest income exempt from Federal
                                             income taxes while preserving
                                             principal.

--------------------------------------------------------------------------------
Investment Focus                    o        Money market instruments

--------------------------------------------------------------------------------
Share Price Volatility              o        Each Fund will strive to maintain a
                                             stable $1.00 share price.
--------------------------------------------------------------------------------

Principal Investment                o        The WILMINGTON PRIME MONEY MARKET
Strategies                                   FUND invests in money market
                                             instruments, including bank
                                             obligations, high quality
                                             commercial paper and U.S.
                                             Government obligations.

                                    o        The WILMINGTON U.S. GOVERNMENT
                                             MONEY MARKET FUND invests at least
                                             80% of its assets in U.S.
                                             Government obligations and
                                             repurchase agreements
                                             collateralized by such obligations.

                                    o        The WILMINGTON TAX-EXEMPT MONEY
                                             MARKET FUND invests in high quality
                                             municipal obligations, municipal
                                             bonds and other instruments exempt
                                             from Federal income tax.


                                    o        In selecting securities for a Fund,
                                             the investment adviser seeks
                                             current income, liquidity and
                                             safety of principal. The investment
                                             adviser may sell securities if the
                                             securities are downgraded to a
                                             lower ratings category.

                                    o        The WILMINGTON PRIME MONEY MARKET
                                             Fund and the WILMINGTON TAX-EXEMPT
                                             MONEY MARKET FUND may each invest
                                             more than 25% of its total assets
                                             in the obligations of banks,
                                             finance companies and utilities.
                                             The WILMINGTON U.S. GOVERNMENT
                                             MONEY MARKET FUND may invest up to
                                             20% of its total assets in the
                                             obligations of banks, finance
                                             companies and utilities.

--------------------------------------------------------------------------------

Principal Risks                     The Funds are subject to the risks
                                    summarized below, which are further
                                    described under "Additional Risk
                                    Information."

                                    o        An investment in a Fund is not a
                                             deposit of Wilmington Trust Company
                                             or any of its affiliates and is not
                                             insured or guaranteed by the FDIC
                                             or any other government agency.
                                             Although each Fund seeks to
                                             preserve the value of your
                                             investment at $1.00 per share, it
                                             is possible to lose money by
                                             investing in a Fund.

                                    o        The obligations in which the Funds
                                             invest are subject to credit risk
                                             and interest rate risk. Typically,
                                             when interest rates rise, the
                                             market prices of debt securities go
                                             down. Securities issued by
                                             government sponsored entities are
                                             not insured or guaranteed by the
                                             U.S. Government.

                                    o        The performance of a Fund will
                                             depend on whether or not the
                                             investment adviser is successful in
                                             pursuing its investment strategy.

--------------------------------------------------------------------------------
Investor Profile                    o        Conservative
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                       WILMINGTON PRIME MONEY MARKET FUND

         The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year. The Fund's W Shares commenced operations on October 2, 2006, and since they do not have a full calendar year of operations, the performance shown in the bar chart and performance table are for the Service Shares of the Fund. However, W Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Service Shares do not have the same expenses. Specifically, W Shares are subject to a shareholder service fee of 0.15% of the average daily net assets of the Fund's W Shares and Service Shares are subject to aggregate distribution and shareholder service fees of 0.25% of the average daily net assets of the Fund's Service Shares. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2002               1.19%
                              2003               0.51%
                              2004               0.66%
                              2005               2.57%
                              2006               4.47%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.58%

                      BEST QUARTER              WORST QUARTER
                  --------------------         ---------------
                         1.19%                      0.09%
                   (December 31, 2006)         (June 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS AS OF                              SINCE INCEPTION
DECEMBER 31, 2006                          1 YEAR    5 YEARS   (OCTOBER 7, 2003)
----------------------------------------   ------    -------   -----------------
Prime Money Market Fund - Service Shares    4.47%     1.87%          2.03%

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

         The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year. The W Shares commenced operations on October 2, 2006, and since they do not have a full calendar year of operations, the performance shown in the bar chart and performance table are for the Service Shares of the Fund. However, W Shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Service Shares do not have the same expenses. Specifically, W Shares are subject to a shareholder service fee of 0.15% of the average daily net assets of the Fund's W Shares and Service Shares are subject to aggregate distribution and shareholder service fees of 0.25% of the average daily net assets of the Fund's Service Shares. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2002               1.04%
                              2003               0.44%
                              2004               0.61%
                              2005               2.46%
                              2006               4.33%

                                PERFORMANCE YEARS


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.46%
                      BEST QUARTER              WORST QUARTER
                  --------------------         ---------------
                         1.16%                      0.08%
                  (December 31, 2006)          (June 30, 2004)

AVERAGE ANNUAL TOTAL RETURNS AS OF                               SINCE INCEPTION
DECEMBER 31, 2006                            1 YEAR    5 YEARS   (APRIL 2, 2001)
-----------------------------------          ------    -------   ---------------
U.S. Government Money Market Fund -
Service Shares                                4.33%     1.77%        1.92%

                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND

         The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2002               0.70%
                              2003               0.28%
                              2004               0.41%
                              2005               1.63%
                              2006               2.72%

                                PERFORMANCE YEARS


            CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 2.28%

                      BEST QUARTER                 WORST QUARTER
                  --------------------         --------------------
                         0.73%                         0.04%
                  (December 31, 2006)          (September 30, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF                              SINCE INCEPTION
DECEMBER 31, 2006                            1 YEAR   5 YEARS   (APRIL 2, 2001)
--------------------------------------       ------   -------   ---------------
Tax-Exempt Money Market Fund -W Shares        2.72%     1.14%        1.23%


         You may call (800) 336-9970 to obtain a Fund's current 7-day yield.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

         The table below shows the fees and expenses that you may pay if you buy and hold W Shares of a Fund. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                                                               U.S.
                                                                         GOVERNMENT MONEY         TAX-EXEMPT MONEY
                                                     PRIME MONEY              MARKET                   MARKET
                                                     MARKET FUND               FUND                     FUND
                                                   ----------------    ---------------------    ----------------------
 Management fees                                        0.32%                 0.37%                     0.37%
 Distribution (Rule 12b-1) fees                         None                  None                      None
 Shareholder service fees(1)                            0.15%                 0.15%                     0.15%(2)
 Other expenses                                         0.09%                 0.13%                     0.15%
 TOTAL ANNUAL FUND OPERATING EXPENSES                   0.56%                 0.65%                     0.67%(2)

----------


1 While the Shareholder Service Plan allows for payments of up to 0.25% of each Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of each Fund's average net assets.

2 The shareholder service fees for W Shares of the Tax-Exempt Fund changed from 0.25% to 0.15% of W Shares average net assets on October 2, 2006. The actual shareholder servicing fees and total annual Fund operating expenses were 0.17% and 0.69%, respectively, of W Shares average net assets for the fiscal year ended June 30, 2007.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

         This Example is intended to help you compare the cost of investing in W Shares of each Fund with the cost of investing in other mutual funds. The Examples below show what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         o        you reinvested all dividends;

         o        the average annual return was 5%;

         o the Fund's total operating expenses are charged and remain the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

         Although your actual cost may be higher or lower, based on these assumptions your costs would be:


W SHARES                                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------                                          ------      -------      -------      --------
Prime Money Market Fund                            $57         $179         $313          $701
U.S. Government Money Market Fund                  $66         $208         $362          $810
Tax-Exempt Money Market Fund                       $68         $214         $373          $835

         THE ABOVE EXAMPLE OF W SHARES IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         The WILMINGTON PRIME MONEY MARKET FUND and the WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND each seeks a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT MONEY MARKET FUND seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

         The investment objective for each Fund may not be changed without shareholder approval. Each Fund is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The WILMINGTON PRIME MONEY MARKET FUND invests in:

         o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;


         o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO"), such as Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch IBCA ("Fitch");

         o corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;


         o        U.S. Government obligations (as described below);

         o        high quality municipal securities; and

         o        repurchase agreements that are fully collateralized by U.S.
                  Government obligations.

         The WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND invests at least 80% of its total assets in:

         o        U.S. Government obligations; and


         o repurchase agreements that are fully collateralized by such obligations.

         U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Fund would not be able to assert a claim against the United States.

         The WILMINGTON TAX-EXEMPT MONEY MARKET FUND invests in:

         o        high quality municipal obligations and municipal bonds;

         o        floating and variable rate obligations;

         o        participation interests;

         o        high quality tax-exempt commercial paper; and

         o        high quality short-term municipal notes.

         The Tax-Exempt Money Market Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

         High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs (or by one NRSRO if only one NRSRO has issued a rating), or (2) if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.


         Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

         The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI:


         o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

         o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.


         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.


         o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operation. Certain information reflects financial results for a single W Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in W Shares of a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

                                                               For the Period
                                                              October 2, 2006(1)
                                                                  through
                                                               JUNE 30, 2007
                                                              ----------------
PRIME MONEY MARKET FUND - W SHARES
NET ASSET VALUE - BEGINNING OF PERIOD ...................     $        1.00
                                                              -------------
INVESTMENT OPERATIONS:
  Net investment income .................................              0.04
                                                              -------------
DISTRIBUTIONS:
  From net investment income ............................             (0.04)
                                                              -------------
NET ASSETT VLAUE - END OF PERIOD                              $        1.00
                                                              =============
TOTAL RETURN.............................................            3.63%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses ..............................................            0.56%*
  Net investment income .................................            4.80%*
Net assets at the end of period
  (000 omitted) .........................................     $   1,403,380
----------
*        Annualized
**       Not annualized
1        Commencement of operations.

                                                               For the Period
                                                              October 2, 2006(1)
                                                                  through
                                                               JUNE 30, 2007
                                                              ----------------
U.S. GOVERNMENT MONEY MARKET FUND - W SHARES ............     $      1.00
                                                              -----------
NET ASSET VALUE - BEGINNING OF PERIOD
INVESTMENT OPERATIONS: ..................................            0.03
                                                              -----------
  Net investment income

DISTRIBUTIONS: ..........................................           (0.03)
                                                              -----------
  From net investment income
NET ASSET VALUE - END OF PERIOD .........................     $      1.00
                                                              ===========

TOTAL RETURN.............................................            3.53%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses ..............................................            0.65%*
  Net investment income .................................            4.68%*
Net assets at the end of period
  (000 omitted) .........................................     $   224,341
----------
*        Annualized
**       Not annualized
1        Commencement of operations.

                                                                     FOR THE FISCAL YEARS ENDED JUNE 30
                                                                     -----------------------------------

TAX-EXEMPT MONEY MARKET FUND -                    2007             2006              2005              2004             2003
W SHARES (1)                                --------------    --------------    --------------    --------------   --------------
NET ASSET VALUE - BEGINNING OF YEAR ...     $         1.00    $         1.00    $         1.00    $         1.00   $         1.00
                                            --------------    --------------    --------------    --------------   --------------
INVESTMENT OPERATIONS:
   Net investment income ..............               0.03              0.02              0.01                --(2)          0.01
                                            --------------    --------------    --------------    --------------   --------------
DISTRIBUTIONS:
   From net investment income .........              (0.03)            (0.02)            (0.01)               --(2)        (0.01)
                                            --------------    --------------    --------------    --------------   --------------
                                            ==============    ==============    ==============    ==============   ==============
NET ASSET VALUE - END OF YEAR .........     $         1.00    $         1.00    $         1.00    $         1.00   $         1.00
                                            ==============    ==============    ==============    ==============   ==============
TOTAL RETURN ..........................               2.96%             2.23%             0.98%             0.21%            0.52%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL
   DATA: (3)
   Expenses ...........................               0.69%             0.78%             0.80%             0.79%            0.78%
   Net investment income ..............               2.92%             2.23%             0.96%             0.20%            0.52%
Net assets at end of year (000 omitted)     $      403,631    $      418,447    $      346,249    $      424,089      $   525,522

---------------
1 Formerly, Service Shares. Service Shares were redesignated as W Shares effective September 12, 2006.
2        Less than $0.01 per share.
3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust 1 - Tax-Exempt Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

         The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------


         Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.


         For the fiscal year ended June 30, 2007, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:


                Prime Money Market Fund                           0.32%
                U.S. Government Money Market Fund                0.37%
                Tax-Exempt Money Market Fund                      0.37%

         WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.


         A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the primary service providers.

Asset                                                                          Shareholder
Management                                                                     Services
------------------------------------                                           -------------------------------------------
      INVESTMENT ADVISER AND                                                                 TRANSFER AGENT
           ADMINISTRATOR
                                                                                               PFPC INC.
  RODNEY SQUARE MANAGEMENT CORP.                                                           760 MOORE ROAD
     1100 NORTH MARKET STREET                                                          KING OF PRUSSIA, PA 19406
       WILMINGTON, DE 19890
                                                                                  Handles certain shareholder services,
   Manages the Funds' investment                                                      including recordkeeping and
   activities and oversees Fund                                                   statements, payment of distributions
 administration and other service                                                    and processing of buy and sell
            providers.                                                                         requests.

------------------------------------                                           -------------------------------------------

                                      --------------------------------------

                                                  WT MUTUAL FUND

                                        WILMINGTON PRIME MONEY MARKET FUND

                                             WILMINGTON U.S. GOVERNMENT
                                                  MONEY MAKRET FUND

                                               WILMINGTON TAX EXEMPT
                                                  MONEY MARKET FUND

                                      --------------------------------------

Fund                                                                           Fund Asset
Operations                                                                     Safe Keeping
------------------------------------                                           -------------------------------------------
       SUB-ADMINISTRATOR AND                                                                    CUSTODIAN
         ACCOUNTING AGENT
                                                                                         WILMINGTON TRUST COMPANY
             PFPC INC.                                                                   1100 NORTH MARKET STREET
       301 BELLEVUE PARKWAY                                                                WILMINGTON, DE 19890
       WILMINGTON, DE 19809

Provides facilities, equipment and                                                Holds the Funds' assets, settles all
      personnel to carry out                                                    portfolio trades and collects most of the
administrative services related to                                               valuation data required for calculating
   the Funds and calculates each                                                      each Fund's NAV per share.
   Fund's NAV and distributions.
------------------------------------                                           -------------------------------------------

                                      Distribution
                                      --------------------------------------
                                                    DISTRIBUTOR

                                        PROFESSIONAL FUNDS DISTRIBUTOR, LLC.
                                                  760 MOORE ROAD
                                             KING OF PRUSSIA, PA 19406


                                           Distributes the Funds' shares.
                                      --------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

         The price of each Fund's shares is based on the Fund's net asset value ("NAV"). Each Fund uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.


         PFPC Inc. ("PFPC"), the Funds' sub-administrator and accounting agent, determines the NAV per share of the Tax-Exempt Money Market Fund as of 12:00 Noon Eastern time on each "business day" (I.E., a day that the New York Stock Exchange (the "Exchange") or the Federal Reserve Bank of Philadelphia and the transfer agent are open for business). PFPC determines the NAV per share of the Prime Money Market Fund and U.S. Government Money Market Fund as of 2:00 p.m. and 5:00 p.m. Eastern time on each business day. The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.


--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------


         Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in W Shares of each Fund is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

         You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

         In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.


         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

        REGULAR MAIL:                       OVERNIGHT MAIL:
        -------------                       ---------------
        Wilmington Money Market Funds       Wilmington Money Market Funds
        c/o PFPC Inc.                       c/o PFPC Inc.
        P.O. Box 9828                       101 Sabin Street
        Providence, RI 02940                Pawtucket, RI  02860-1427


         BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: For the Tax-Exempt Money Market Fund, orders placed and payments which are received in or converted into federal funds by 12:00 Noon Eastern time, will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

         For both the Prime Money Market Fund and the U.S. Government Money Market Fund, orders placed and payments which are received in or converted into federal funds by 2:00 p.m. Eastern time, will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments which are received or converted into federal funds after 2:00 p.m. and up to 5:00 p.m. will be accepted at the price determined at 5:00 p.m. In each case, shares purchased on or before 5:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds after 5:00 p.m. your shares will begin to accrue dividends on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.


         It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


         You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

--------------------------------------------------------------------------------
WILMINGTON TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                           RECEIPT OF REDEMPTION REQUEST BY FUND
                                                                           -------------------------------------
                                                                  ON OR BEFORE 12:00 NOON           AFTER 12:00 NOON
                                                                  -----------------------           ----------------
ON WHAT DAY WILL MY REDEMPTION PROCEEDS NORMALLY BE WIRED TO         Same Business Day              Next Business Day
MY ACCOUNT?

WILL I BE ELIGIBLE TO RECEIVE THE DAY'S DIVIDEND?                            No                            Yes

--------------------------------------------------------------------------------
WILMINGTON PRIME MONEY MARKET FUND AND
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                RECEIPT OF REDEMPTION REQUEST BY FUND
                                                                -------------------------------------
                                                 ON OR BEFORE              AFTER 2:00 P.M.
                                                   2:00 P.M.             AND UP TO 5:00 P.M.           AFTER 5:00 P.M.
                                                   ---------             -------------------           ---------------
ON WHAT DAY WILL MY REDEMPTION PROCEEDS        Same Business Day          Next Business Day           Next Business Day
NORMALLY BE WIRED TO MY ACCOUNT?

WILL I BE ELIGIBLE TO RECEIVE THE DAY'S               No                          No                         Yes
DIVIDEND?

         If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied with a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

        REGULAR MAIL:                       OVERNIGHT MAIL:
        -------------                       ---------------
        Wilmington Money Market Funds       Wilmington Money Market Funds
        c/o PFPC Inc.                       c/o PFPC Inc.
        P.O. Box 9828                       101 Sabin Street
        Providence, RI 02940                Pawtucket, RI  02860-1427

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have implemented certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

         BY CHECK: You may use the checkwriting option to redeem Fund shares by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure.Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for financial intermediary clients who are provided a similar service by those organizations.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

         Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

         In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.


If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).


         SMALL ACCOUNTS: If the value of your Fund account falls below $500, the Fund may ask you to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for trustees, directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.


--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------


         Money market funds such as the Funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the Trust discourages excessive trading and other abusive trading practices, it has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Funds shares'. The Trust also believes that money market funds, such as the Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Funds' shares could increase the Funds' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Funds, which could detract from their performance. Accordingly, the Funds reserve the right to refuse any purchase or exchange request. Other Wilmington Funds that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Funds. If you plan to exchange your Fund shares for shares of another Wilmington Fund, please read the prospectus of that other fund for more information. Prospectuses for the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.


--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------


         You may exchange all or a portion of your shares in a Fund for W Shares of the following funds ("Wilmington Funds"):


         Wilmington Prime Money Market Fund
         Wilmington U.S. Government Money Market Fund
         Wilmington Tax-Exempt Money Market Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.


         Prospectuses of the other Wilmington Funds may be obtained, free of charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

         All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

         As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

         You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Money Market Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Money Market Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Money Market Fund may be taxable.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

         The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of W Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include: (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders. While the Shareholder Service Plan provides for payments of up to 0.25% per annum of the average net asset of each Fund's W Shares, the Board of Trustees has authorized annual payments of up to 0.15% of the average net assets of each Fund's W Shares.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

         The Funds issue Institutional and W Shares. The Prime Money Market Fund and the U.S. Government Money Market Fund also issue Service Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions and pay a Rule 12b-1 distribution fee and a shareholder service fee. Any investor may purchase W Shares which are subject to a shareholder service fee.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Fund's policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

         Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

         WT Mutual Fund
         c/o PFPC Inc.
         101 Sabin Street
         Pawtucket, RI  02860-1427
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time

         The Funds' SAI, annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s).

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                       FUND DESCRIPTIONS

A LOOK AT THE GOALS, STRATEGIES,          Summary ............................................................    1
RISKS, EXPENSES AND FINANCIAL             Performance Information ............................................    3
HISTORY OF EACH FUND.                     Fees and Expenses ..................................................    8
                                          Example ............................................................    9
                                          Investment Objective ...............................................   10
                                          Principal Investment Strategies ....................................   10
                                          Fund Composition ...................................................   10
                                          Additional Risk Information ........................................   11
                                          Financial Highlights ...............................................   13

                                       MANAGEMENT OF THE FUNDS

DETAILS ABOUT THE SERVICE PROVIDERS.      Investment Adviser .................................................   16
                                          Fund Managers ......................................................   16
                                          Service Providers ..................................................   18

                                       SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS FOR             Pricing of Shares ..................................................   19
OPENING, MAINTAINING AND                  Purchase of Shares .................................................   19
CLOSING AN ACCOUNT IN ANY OF              Redemption of Shares ...............................................   21
THE FUNDS.                                Exchange of Shares .................................................   23
                                          Distributions ......................................................   24
                                          Taxes ..............................................................   24

                                       DISTRIBUTION ARRANGEMENTS

DETAILS ON THE FUNDS'                     Additional Compensation to Financial Intermediaries ................   25
DISTRIBUTION ARRANGEMENTS                 Share Classes ......................................................   25
AND SHARE CLASSES.

                                       FOR MORE INFORMATION ..................................................   26


                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective               o     The WILMINGTON SHORT/INTERMEDIATE-TERM
                                         BOND FUND and the WILMINGTON BROAD
                                         MARKET BOND FUND each seeks a high
                                         total return, consistent with high
                                         current income.

                                   o     The WILMINGTON MUNICIPAL BOND FUND
                                         seeks a high level of income exempt
                                         from Federal income tax, consistent
                                         with the preservation of capital.

--------------------------------------------------------------------------------
Investment Focus                   o     Fixed income securities
--------------------------------------------------------------------------------
Share Price Volatility             o     Moderate
--------------------------------------------------------------------------------
Principal Investment Strategies    o     The WILMINGTON SHORT/INTERMEDIATE-TERM
                                         BOND FUND invests at least 85% of its
                                         total assets in various types of
                                         investment grade, fixed income
                                         securities.

                                   o     The WILMINGTON BROAD MARKET BOND FUND
                                         invests at least 80% of its total
                                         assets in various types of investment
                                         grade, fixed income securities. The
                                         Fund may invest up to 20% of its assets
                                         in high yield bonds and preferred
                                         stocks.

                                   o     The WILMINGTON MUNICIPAL BOND FUND
                                         invests at least 80% of its net assets
                                         in municipal securities that provide
                                         interest exempt from Federal income
                                         tax.

                                   o     The investment adviser purchases
                                         securities based on their yield or
                                         potential capital appreciation, or
                                         both. The investment adviser may sell
                                         securities in anticipation of market
                                         declines, credit downgrades, or to
                                         purchase alternative fixed income
                                         investments that the investment adviser
                                         believes may perform better.
--------------------------------------------------------------------------------
Principal Risks                    The Funds are subject to the risks summarized
                                   below which are further described under
                                   "Additional Risk Information."

                                   o     An investment in a Fund is not a
                                         deposit of Wilmington Trust Company or
                                         any of its affiliates and is not
                                         insured or guaranteed by the FDIC or
                                         any other government agency.

                                   o     It is possible to lose money by
                                         investing in a Fund.

                                   o     The fixed income securities in which
                                         the Funds invest are subject to credit
                                         risk, prepayment risk, market risk,
                                         liquidity risk and interest rate risk.
                                         Typically, when interest rates rise,
                                         the market
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         prices of fixed income securities go
                                         down. Securities issued by
                                         government-sponsored entities are not
                                         insured or guaranteed by the U.S.
                                         Government.

                                   o     Non-investment grade, fixed income
                                         securities involve greater risk of
                                         default or price changes than
                                         investment grade, fixed income
                                         securities due to the lower credit
                                         quality of the issuer. The value of
                                         lower-quality, fixed income securities
                                         can be more volatile due to increased
                                         sensitivity to adverse issuer,
                                         political, regulatory, market, or
                                         economic developments and can be
                                         difficult to sell.

                                   o     The performance of a Fund will depend
                                         on whether or not the investment
                                         adviser is successful in pursuing its
                                         investment strategy.
--------------------------------------------------------------------------------
Investor Profile                   o     Investors who want income from their
                                         investments without the volatility of
                                         an equity portfolio.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark indices, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Fund, effective November 1, 1999. In connection with the merger, the Fund changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                          PERFORMANCE YEARS    Returns
                          -----------------    -------
                                 1997           7.56%
                                 1998           7.75%
                                 1999           0.33%
                                 2000           9.71%
                                 2001           8.40%
                                 2002           9.18%
                                 2003           3.81%
                                 2004           2.81%
                                 2005           1.33%
                                 2006           4.34%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.80%

                      BEST QUARTER             WORST QUARTER
                  --------------------        ---------------
                         4.56%                    -2.37%
                  (September 30, 2002)        (June 30, 2004)

SHORT/INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                      1 Year   5 Years   10 Years
-----------------------------------------------------------------------   ------   -------   --------

Return Before Taxes                                                        4.34%    4.18%      5.41%
Return After Taxes on Distributions (1)                                    2.77%    2.60%      3.44%
Return After Taxes on Distributions and Sales of Shares (1)                2.80%    2.67%      3.43%
Lehman Intermediate  Government/Credit Index (reflects no deduction for
   fees, expenses or taxes)(2)                                             4.08%    4.52%      5.80%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no deduction for
   fees, expenses or taxes)(3)                                             3.58%    3.62%      5.30%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

(3) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                        WILMINGTON BROAD MARKET BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark indices, the Lehman Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. This performance information includes the performance of the Fund's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                          PERFORMANCE YEARS    Returns
                          -----------------    -------
                                 1997            9.06%
                                 1998            8.73%
                                 1999           -2.19%
                                 2000           11.91%
                                 2001            7.94%
                                 2002            9.67%
                                 2003            4.16%
                                 2004            3.74%
                                 2005            2.07%
                                 2006            4.62%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.56%

                      BEST QUARTER             WORST QUARTER
                  --------------------        ---------------
                         5.77%                     -3.09%
                  (September 30, 2002)        (June 30, 2004)

BROAD MARKET BOND FUND-INSTITUTIONAL SHARES


                                                                                      Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006               1 Year   5 Years   (June 29, 1998)   10 Years(1)
----------------------------------------------------------------   ------   -------   ---------------   -----------
Return Before Taxes                                                 4.62%    4.82%         5.41%          5.89%(2)
Return After Taxes on Distributions (3)                             3.02%    3.00%         3.32%           N/A
Return After Taxes on Distributions and Sales of Shares (3)         2.97%    3.09%         3.37%           N/A
Lehman Government/Credit Index (reflects no deduction
   for fees, expenses or taxes)(4)                                  3.78%    5.17%         5.72%          6.26%
Merrill Lynch U.S. Treasury Master Index (reflects no deduction
   for fees, expenses or taxes)(5)                                  3.14%    4.60%         5.40%          5.96%


----------
(1) For periods prior to June 29, 1998, the Fund's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Fund for Federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Lehman Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.

(5) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                         WILMINGTON MUNICIPAL BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                   [BAR CHART]

                          PERFORMANCE YEARS    Returns
                          -----------------    -------
                                 1997            7.18%
                                 1998            5.24%
                                 1999           -0.64%
                                 2000            8.47%
                                 2001            4.38%
                                 2002            7.92%
                                 2003            3.45%
                                 2004            2.22%
                                 2005            1.53%
                                 2006            3.80%

       CALENDAR YEAR-TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 2.69%

                      BEST QUARTER             WORST QUARTER
                  --------------------        ---------------
                         3.93%                    -2.06%
                  (September 30, 2002)        (June 30, 2004)

MUNICIPAL BOND FUND - INSTITUTIONAL SHARES

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006          1 Year   5 Years   10 Years
-----------------------------------------------------------   ------   -------   --------
Return Before Taxes                                            3.80%    3.76%      4.32%
Return After Taxes on Distributions (1)                        3.80%    3.74%      4.28%
Return After Taxes on Distributions and Sales of Shares (1)    3.63%    3.67%      4.24%
Lehman Short/Intermediate Municipal Index (reflects
   no reduction for fees, expenses or taxes) (2)               3.57%    4.00%      4.67%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                                                  INSTITUTIONAL SHARES
                                                                                  --------------------
Maximum sales charge (load) imposed on purchases                                         None
Maximum deferred sales charge                                                            None
Maximum sales charge imposed on reinvested dividends (and other distributions)           None
Redemption fee(a)                                                                        1.00%
Exchange fee(a)                                                                          1.00%

(a) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):

                                  SHORT/INTERMEDIATE-   BROAD MARKET   MUNICIPAL
                                     TERM BOND FUND       BOND FUND    BOND FUND
                                  -------------------   ------------   ---------
Management fees                         0.35%             0.35%         0.35%
Distribution (Rule 12b-1) fees          None              None          None
Other expenses                          0.22%             0.35%         0.30%
Acquired Fund fees and expenses         None              None          0.00%(1)
TOTAL ANNUAL FUND OPERATING
  EXPENSES                              0.57%             0.70%         0.65%
Waivers/reimbursements                  None                --%(1,2)    None
NET EXPENSES                            0.57%             0.70%(2)      0.65%

----------
(1)   Amount less than 0.005%.

(2) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in Institutional Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                       1 Year   3 Years   5 Years   10 Years
--------------------                       ------   -------   -------   --------
Short/Intermediate-Term Bond Fund ......    $58      $183      $318       $714
Broad Market Bond Fund .................    $72      $224      $390       $871
Municipal Bond Fund ....................    $66      $208      $362       $810

      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND and the WILMINGTON BROAD MARKET BOND FUND each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND will normally invest at least 85% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 15% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

      The WILMINGTON BROAD MARKET BOND FUND will normally invest at least 80% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 7 years).

      The WILMINGTON MUNICIPAL BOND FUND will invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from Federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to Federal income tax. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 8 years).

      The Municipal Bond Fund may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Fund may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

      Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

--------------------------------------------------------------------------------
FUND COMPOSITION
--------------------------------------------------------------------------------

      The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Fund may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

      Except as described below, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks. The Short/Intermediate-Term Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks.

      The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.

                                 SHORT/INTERMEDIATE-       BROAD      MUNICIPAL
                                     TERM BOND          MARKET BOND      BOND
                                 -------------------   ------------   ---------
Asset-Backed Securities                   X                 X
Bank Obligations                          X                 X
Corporate Bonds, Notes and                X                 X
   Commercial Paper
High Yield Bonds(1)                       X                 X
Mortgage-Backed Securities                X                 X
Municipal Securities                      X                 X             X
Obligations Issued By                     X                 X
   Supranational Agencies
Preferred Stock(2)                                          X
U.S. Government Obligations(3)            X                 X

----------

(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's (currently a rating of "Ba1" or lower) or by S&P (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

      Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

      o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

      o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      o HIGH YIELD BOND RISKS: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.

      o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

      o LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

      o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

      o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      o PREFERRED STOCK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

      o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

      o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

SHORT/INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES

                                                                        FOR THE FISCAL YEARS ENDED JUNE 30
                                                           ---------------------------------------------------------
                                                             2007        2006        2005        2004        2003
                                                           ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE - BEGINNING OF YEAR ....................   $    9.77   $   10.23   $   10.18   $   10.80   $   10.23
                                                           ---------   ---------   ---------   ---------   ---------

INVESTMENT OPERATIONS:
   Net investment income ...............................        0.45        0.41        0.37        0.38        0.43
   Net realized and unrealized gain (loss)
      on investments ...................................        0.11       (0.44)       0.08       (0.40)       0.64
                                                           ---------   ---------   ---------   ---------   ---------
      Total from investment operations .................        0.56       (0.03)       0.45       (0.02)       1.07
                                                           ---------   ---------   ---------   ---------   ---------

DISTRIBUTIONS:
   From net investment income ..........................       (0.45)      (0.41)      (0.37)      (0.38)      (0.43)
   From net realized gains .............................          --       (0.02)      (0.03)      (0.22)      (0.07)
                                                           ---------   ---------   ---------   ---------   ---------
      Total distributions ..............................       (0.45)      (0.43)      (0.40)      (0.60)      (0.50)
                                                           ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE - END OF YEAR ..........................   $    9.88   $    9.77   $   10.23   $   10.18   $   10.80
                                                           =========   =========   =========   =========   =========

TOTAL RETURN ...........................................        5.78%      (0.25)%      4.50%      (0.22)%     10.70%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ....................        0.57%       0.64%       0.65%       0.62%       0.62%
      Excluding expense limitations ....................        0.57%       0.65%       0.65%       0.62%       0.62%
   Net investment income ...............................        4.52%       4.13%       3.60%       3.60%       4.13%
 Portfolio turnover rate ...............................          57%         35%         33%         27%         82%

 Net assets at the end of year (000 omitted) ...........   $ 144,387   $ 132,913   $ 108,828   $ 188,519   $ 185,956

----------
(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short/Intermediate Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

BROAD MARKET BOND FUND - INSTITUTIONAL SHARES


                                                                        FOR THE FISCAL YEARS ENDED JUNE 30
                                                           ---------------------------------------------------------
                                                             2007        2006        2005        2004        2003
                                                           ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE - BEGINNING OF YEAR ....................   $    9.41   $   10.07   $    9.90   $   10.67   $    9.93
                                                           ---------   ---------   ---------   ---------   ---------

INVESTMENT OPERATIONS:
   Net investment income ...............................        0.44        0.41        0.39        0.41        0.46
   Net realized and unrealized gain (loss) on
      investments ......................................        0.16       (0.54)       0.27       (0.53)       0.79
                                                           ---------   ---------   ---------   ---------   ---------
      Total from investment operations .................        0.60       (0.13)       0.66       (0.12)       1.25
                                                           ---------   ---------   ---------   ---------   ---------

DISTRIBUTIONS:
   From net investment income ..........................       (0.44)      (0.41)      (0.39)      (0.41)      (0.46)
   From net realized gains .............................          --       (0.12)      (0.10)      (0.24)      (0.05)
                                                           ---------   ---------   ---------   ---------   ---------
      Total distributions ..............................       (0.44)      (0.53)      (0.49)      (0.65)      (0.51)
                                                           ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE - END OF YEAR ..........................   $    9.57   $    9.41   $   10.07   $    9.90   $   10.67
                                                           =========   =========   =========   =========   =========

TOTAL RETURN ...........................................        6.47%      (1.25)%      6.80%      (1.13)%     12.77%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
Expenses:
      Including expense limitations ....................        0.70%       0.72%       0.72%       0.68%       0.66%
      Excluding expense limitations ....................        0.70%       0.73%       0.73%       0.68%       0.66%
   Net investment income ...............................        4.60%       4.28%       3.89%       4.05%       4.38%
Portfolio turnover rate ................................          33%         31%         43%         26%         77%
Net assets at end of year (000 omitted) ................   $  68,905   $  66,729   $  66,586   $  88,935   $ 113,515


----------
(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Broad Market Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

MUNICIPAL BOND FUND - INSTITUTIONAL SHARES


                                                                        FOR THE FISCAL YEARS ENDED JUNE 30
                                                           ---------------------------------------------------------
                                                             2007        2006        2005        2004        2003
                                                           ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE - BEGINNING OF YEAR ....................   $   12.66   $   13.00   $   12.80   $   13.27   $   12.87
                                                           ---------   ---------   ---------   ---------   ---------

INVESTMENT OPERATIONS:
   Net investment income ...............................        0.43        0.40        0.38        0.36        0.43
   Net realized and unrealized gain (loss) on
      investments ......................................        0.09       (0.34)       0.20       (0.45)       0.42
                                                           ---------   ---------   ---------   ---------   ---------
      Total from investment operations .................        0.52        0.06        0.58       (0.09)       0.85
                                                           ---------   ---------   ---------   ---------   ---------

DISTRIBUTIONS:
   From net investment income ..........................       (0.43)      (0.40)      (0.38)      (0.36)      (0.43)
   From net realized gains .............................          --          --          --       (0.02)      (0.02)
                                                           ---------   ---------   ---------   ---------   ---------
      Total distributions ..............................       (0.43)      (0.40)      (0.38)      (0.38)      (0.45)
                                                           ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE - END OF YEAR ..........................   $   12.75   $   12.66   $   13.00   $   12.80   $   13.27
                                                           =========   =========   =========   =========   =========

TOTAL RETURN ...........................................        4.15%       0.45%       4.56%      (0.64)%      6.75%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ....................        0.65%       0.69%       0.75%       0.75%       0.75%
      Excluding expense limitations ....................        0.65%       0.69%       0.79%       0.82%       0.95%
   Net investment income ...............................        3.37%       3.12%       2.89%       2.78%       3.30%
Portfolio turnover rate ................................          56%         45%         38%         20%         21%
Net assets at end of year (000 omitted) ................   $ 113,118   $  89,424   $  65,818   $  63,069   $  42,563

----------
(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Municipal Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

      For the fiscal year ended June 30, 2007, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

      Short/Intermediate-Term Bond Fund      0.35%

      Broad Market Bond Fund                 0.35%

      Municipal Bond Fund                    0.35%

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      CLAYTON M. ALBRIGHT, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products.

      DOMINICK J. D'ERAMO, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

      SCOTT EDMONDS, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1989 as an Assistant Portfolio Manager. He was promoted to a Portfolio Manager in 1991. In 2007, he became Director of Tax-Exempt Fixed Income, responsible for all tax-exempt fixed income products.

      The Funds' SAI provides additional information about the Fund managers compensation, other accounts managed by the Fund managers and the Fund managers ownership in securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the primary service providers.

Asset                                             Shareholder
Management                                        Services
------------------------------------              -------------------------------------------
       INVESTMENT ADVISER                                      TRANSFER AGENT
       AND ADMINISTRATOR
                                                                  PFPC INC.
  RODNEY SQUARE MANAGEMENT CORP.                              760 MOORE ROAD
     1100 NORTH MARKET STREET
       WILMINGTON, DE 19890                               KING OF PRUSSIA, PA 19406

                                                     Handles certain shareholder services,
   Manages the Funds' investment                         including recordkeeping and
   activities and oversees Fund                      statements, payment of distributions
 administration and other service                       and processing of buy and sell
            providers.                                            requests.
------------------------------------              -------------------------------------------

                             ------------------------------------

                                        WT MUTUAL FUND

                              WILMINGTON SHORT/INTERMEDIATE-TERM
                                          BOND FUND

                                   WILMINGTON BROAD MARKET
                                          BOND FUND

                                     WILMINGTON MUNICIPAL
                                          BOND FUND

                             ------------------------------------

Fund                                               Fund Asset
Operations                                        Safe Keeping
------------------------------------              -------------------------------------------
       SUB-ADMINISTRATOR AND                                       CUSTODIAN
         ACCOUNTING AGENT
                                                             WILMINGTON TRUST COMPANY
             PFPC INC.                                      1100 NORTH MARKET STREET
       301 BELLEVUE PARKWAY                                   WILMINGTON, DE 19890
       WILMINGTON, DE 19809

 Provides facilities, equipment and                   Holds the Funds' assets, settles all
personnel to carry out administrative              portfolio trades and collects most of the
 services related to the Funds and                  valuation data required for calculating
  calculates each Fund's NAV and                           each Fund's NAV per share.
         distributions.
------------------------------------              -------------------------------------------

                             Distribution
                             ------------------------------------
                                         DISTRIBUTOR

                             PROFESSIONAL FUNDS DISTRIBUTOR, LLC.
                                        760 MOORE ROAD
                                  KING OF PRUSSIA, PA 19406

                                Distributes the Funds shares.
                             ------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share.

      Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) on each business day (I.E., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Fund is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      Regular mail:                       Overnight mail:
      ------------                        --------------
      Wilmington Fixed Income Funds       Wilmington Fixed Income Funds
      c/o PFPC Inc.                       c/o PFPC Inc.
      P.O. Box 9828                       101 Sabin Street
      Providence, RI 02940                Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts;
(ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      Regular mail:                       Overnight mail:
      ------------                        --------------
      Wilmington Fixed Income Funds       Wilmington Fixed Income Funds
      c/o PFPC Inc.                       c/o PFPC Inc.
      P.O. Box 9828                       101 Sabin Street
      Providence, RI 02940                Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Prime Money Market Fund
      Wilmington U.S. Government Money Market Fund
      Wilmington Tax-Exempt Money Market Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Core Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Small-Cap Value Fund
      Wilmington Small-Cap Growth Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund
      Wilmington Fundamentally Weighted Large Company Fund
      Wilmington Fundamentally Weighted Small Company Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      Prospectuses for the Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

      Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Fund may be taxable.

      It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

      Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND

                                OF WT MUTUAL FUND
                                    A SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Funds:

            o     are not bank deposits

            o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            o     are not federally insured

            o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

            o     are not guaranteed to achieve their goal(s).

A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                       FUND DESCRIPTIONS

A LOOK AT THE GOALS, STRATEGIES,           Summary............................................................    1
RISKS, EXPENSES AND FINANCIAL              Performance Information............................................    3
HISTORY OF EACH FUND.                      Fees and Expenses..................................................    9
                                           Example............................................................   10
                                           Investment Objective...............................................   11
                                           Principal Investment Strategies....................................   11
                                           Fund Composition...................................................   11
                                           Additional Risk Information........................................   13
                                           Financial Highlights ..............................................   15

                                       MANAGEMENT OF THE FUNDS

DETAILS ABOUT THE SERVICE PROVIDERS.       Investment Adviser.................................................   18
                                           Fund Managers......................................................   18
                                           Service Providers..................................................   20

                                       SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS FOR              Pricing of Shares..................................................   21
OPENING, MAINTAINING AND                   Purchase of Shares.................................................   21
CLOSING AN ACCOUNT IN ANY OF               Redemption of Shares...............................................   24
THE FUNDS.                                 Exchange of Shares.................................................   27
                                           Distributions......................................................   28
                                           Taxes..............................................................   28

DETAILS ON THE FUNDS'                  DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS,                 Distribution Fees..................................................   29
RULE 12b-1 FEES AND SHARES CLASSES.        Additional Compensation to Financial Intermediaries................   29
                                           Share Classes......................................................   29

                                       FOR MORE INFORMATION...................................................   30


                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND

                                    A SHARES
--------------------------------------------------------------------------------

                               FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective     o     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                               and the WILMINGTON BROAD MARKET BOND FUND each seeks a high total return, consistent with high current income.

                         o The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital.

--------------------------------------------------------------------------------
Investment Focus         o     Fixed income securities
--------------------------------------------------------------------------------
Share Price Volatility   o     Moderate
--------------------------------------------------------------------------------
Principal Investment     o     The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
Strategies                     invests at least 85% of its total assets in
                               various types of investment grade, fixed income securities.

                         o The WILMINGTON BROAD MARKET BOND FUND invests at least 80% of its total assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks.

                         o The WILMINGTON MUNICIPAL BOND FUND invests at least 80% of its net assets in municipal securities that provide interest exempt from Federal income tax.

                         o     The investment adviser purchases securities based
                               on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.
--------------------------------------------------------------------------------
Principal Risks          The Funds are subject to the risks summarized below
                         which are further described under "Additional Risk
                         Information."

                         o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         o It is possible to lose money by investing in a Fund.

                         o The fixed income securities in which the Funds invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S. Government.

                         o Non-investment grade, fixed income securities involve greater risk of default or price changes than investment grade, fixed income securities due to the lower credit quality of the issuer. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                         o     The performance of a Fund will depend on whether
                               or not the investment adviser is successful in
                               pursuing its investment strategy.
--------------------------------------------------------------------------------
Investor Profile         o     Investors who want income from their investments
                               without the volatility of an equity portfolio.
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance for the past three calendar years and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of its benchmark indices, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 2.00%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2004               2.96%
                              2005               1.15%
                              2006               3.97%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.72%

                      BEST QUARTER              WORST QUARTER
                  --------------------         ---------------
                         3.03%                     -1.99%
                  (September 30, 2006)         (June 30, 2004)

SHORT/INTERMEDIATE-TERM BOND FUND - A SHARES(1)

                                                                    Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006      1 Year   (October 7, 2003)
----------------------------------------------------      ------   -----------------
Return Before Taxes                                        1.91%         1.70%
Return After Taxes on Distributions (2)                    0.46%         0.19%
Return After Taxes on Distributions and
  Sales of Shares (2)                                      1.22%         0.60%
Lehman Intermediate  Government/Credit  Index (reflects
  no deduction for fees, expenses or taxes)(3)             4.08%         3.06%
Merrill Lynch 1-10 Year U.S.  Treasury Index  (reflects
  no deduction for fees, expenses or taxes)(4)             3.58%         2.47%

----------
1 Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 2.00%.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years. The since inception return provided for the index is for the period October 31, 2003 through December 31, 2006.

4 The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years. The since inception return provided for the index is for the period October 31, 2003 through December 31, 2006.

                        WILMINGTON BROAD MARKET BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of its benchmark indices, the Lehman Government/Credit Index and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 2.00%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2006               4.49%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.29%

                      BEST QUARTER             WORST QUARTER
                  --------------------        ----------------
                         3.77%                     -0.76%
                  (September 30, 2006)        (March 31, 2006)

BROAD MARKET BOND FUND-A SHARES(1)

                                                                     SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006      1 Year   (December 20, 2005)
----------------------------------------------------      ------   -------------------
Return Before Taxes                                        2.38%          2.64%
Return After Taxes on Distributions (2)                    0.89%          1.15%
Return After Taxes on Distributions and
  Sales of Shares (2)                                      1.52%          1.38%
Lehman Government/Credit Index (reflects no deduction
  for fees, expenses or taxes)(3)                          3.78%          3.78%
Merrill Lynch U.S. Treasury Master Index (reflects no
  deduction for fees, expenses or taxes)(4)                3.14%          3.14%

----------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 2.00%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Lehman Government/Credit Index is an unmanaged index of fixed-rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater. The since inception return provided for the index is for the period December 31, 2005 through December 31, 2006.

(4) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed-rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years. The since inception return provided for the index is for the period December 31, 2005 through December 31, 2006.

                         WILMINGTON MUNICIPAL BOND FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 2.00%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2006               3.55%

       CALENDAR YEAR-TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 2.52%

                      BEST QUARTER              WORST QUARTER
                  --------------------         ---------------
                         2.86%                     -0.05%
                  (September 30, 2006)         (June 30, 2006)

MUNICIPAL BOND FUND - A SHARES(1)

                                                                     SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006      1 Year   (December 20, 2005)
----------------------------------------------------      ------   -------------------
Return Before Taxes                                        1.50%          1.76%
Return After Taxes on Distributions (2)                    1.50%          1.76%
Return After Taxes on Distributions and
  Sales of Shares (2)                                      2.02%          1.95%
Lehman Short/Intermediate Municipal Index (reflects
  no reduction for fees, expenses or taxes) (3)            3.57%          3.57%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 2.00%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The since inception return provided for the index is for the period December 31, 2005 through December 31, 2006.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      The table below describes the fees and expenses that you may pay if you buy and hold A Shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                                        A SHARES
                                                                        --------
Maximum sales charge (load) imposed on purchases (1)                      2.00%
Maximum deferred sales charge                                             None
Maximum sales charge imposed on reinvested dividends
  (and other distributions)                                               None
Redemption fee(2)                                                         1.00%
Exchange fee(2)                                                           1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                                       SHORT/INTERMEDIATE-   BROAD MARKET   MUNICIPAL
A SHARES                                 TERM BOND FUND       BOND FUND     BOND FUND
--------                               -------------------   ------------   ---------
Management fees                               0.35%            0.35%         0.35%
Distribution (Rule 12b-1) fees                0.25%            0.25%         0.25%
Other expenses                                0.22%            0.35%         0.30%
Acquired Fund fees and expenses               None             None          0.00%(1)
TOTAL ANNUAL FUND OPERATING EXPENSES          0.82%            0.95%         0.90%
Waivers/reimbursements                        None               --%(1,2)    None
NET EXPENSES                                  0.82%            0.95%(2)      0.90%

----------
(1)   Amount less than 0.005%.

(2) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

      This Example is intended to help you compare the cost of investing in A Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

            o     you reinvested all dividends and other distributions;

            o     the average annual return was 5%;

            o the Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

            o you redeemed all of your investment at the end of each time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


A SHARES                                           1 Year   3 Years   5 Years   10 Years
--------                                           ------   -------   -------   --------
Short/Intermediate-Term Bond Fund...............    $282      $457      $646     $1,193
Broad Market Bond Fund..........................    $295      $497      $715     $1,343
Municipal Bond Fund.............................    $290      $481      $688     $1,286


      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND and the WILMINGTON BROAD MARKET BOND FUND each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND FUND seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The investment objective may not be changed without shareholder approval.

      There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      The WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND will normally invest at least 85% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 15% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

      The WILMINGTON BROAD MARKET BOND FUND will normally invest at least 80% of its assets in various types of investment grade, fixed income securities. The Fund may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade, fixed income securities of foreign issuers. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 7 years).

      The WILMINGTON MUNICIPAL BOND FUND will invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from Federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to Federal income tax. As a fundamental policy, the Fund will maintain an intermediate average dollar-weighted duration (4 to 8 years).

      The Municipal Bond Fund may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Fund may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Fund may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

      Under these conditions, the Municipal Bond Fund's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Fund. There are no limitations on the Municipal Bond Fund's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

--------------------------------------------------------------------------------
FUND COMPOSITION
--------------------------------------------------------------------------------

      The composition of each Fund's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Fund may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Fund. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

      Except as described below, the Funds invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Fund may invest up to 20% of its assets in high yield bonds and preferred stocks. The Short/Intermediate-Term Bond Fund may invest up to 15% of its assets in high yield bonds and preferred stocks.

      The table below shows each Fund's principal investments. These are the types of securities that the investment adviser believes will likely help a Fund achieve its investment objective.

                                               SHORT/INTERMEDIATE-   BROAD MARKET   MUNICIPAL
                                                    TERM BOND            BOND          BOND
                                               -------------------   ------------   ---------
Asset-Backed Securities                                 X                  X
Bank Obligations                                        X                  X
Corporate Bonds, Notes and Commercial Paper             X                  X
High Yield Bonds(1)                                     X                  X
Mortgage-Backed Securities                              X                  X
Municipal Securities                                    X                  X            X
Obligations Issued By Supranational Agencies            X                  X
Preferred Stock(2)                                                         X
U.S. Government Obligations(3)                          X                  X

----------
(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's (currently a rating of "Ba1" or lower) or by S&P (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Fund would not be able to assert a claim against the United States.

      Each Fund also may use other strategies and engage in other investment practices, which are described in the Funds' Statement of Additional Information ("SAI"), available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:

      o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

      o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      o HIGH YIELD BOND RISKS: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.

      o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Fund will vary with changes in interest rates.

      o LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

      o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

      o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      o PREFERRED STOCK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

      o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

      o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

SHORT/INTERMEDIATE-TERM BOND FUND - A SHARES

                                                                                                  ----------
                                                                                                   FOR THE
                                                                                                    PERIOD
                                                                                                  OCTOBER 7,
                                                                                                    2003(1)
                                                           FOR THE FISCAL YEARS ENDED JUNE 30      THROUGH
                                                                                                   JUNE 30,
                                                             2007         2006          2005         2004
                                                           -------      -------       -------     ----------
NET ASSET VALUE - BEGINNING OF PERIOD ..................   $  9.67      $ 10.13       $ 10.08     $    10.59
                                                           -------      -------       -------     ----------

INVESTMENT OPERATIONS:
   Net investment income ...............................      0.42         0.38          0.34           0.25
   Net realized and unrealized gain (loss)
     on investments ....................................      0.11        (0.44)         0.08          (0.29)
                                                           -------      -------       -------     ----------
     Total from investment operations ..................      0.53        (0.06)         0.42          (0.04)
                                                           -------      -------       -------     ----------

DISTRIBUTIONS:
   From net investment income ..........................     (0.42)       (0.38)        (0.34)         (0.25)
   From net realized gains .............................        --        (0.02)        (0.03)         (0.22)
                                                           -------      -------       -------     ----------
     Total distributions ...............................     (0.42)       (0.40)        (0.37)         (0.47)
                                                           -------      -------       -------     ----------

NET ASSET VALUE - END OF YEAR ..........................   $  9.78      $  9.67       $ 10.13     $    10.08
                                                           =======      =======       =======     ==========

TOTAL RETURN(2) ........................................      5.53%       (0.56)%        4.26%         (0.36)%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:(3)
   Expenses:
     Including expense limitations .....................      0.82%        0.89%         0.91%          0.86%*
     Excluding expense limitations .....................      0.82%        0.90%         6.46%          5.36%*
   Net investment income ...............................      4.26%        3.80%         3.36%          3.32%*
Portfolio turnover rate ................................        57%          35%           33%            27%(4)

Net assets at end of year (000 omitted) ................   $   169      $   164       $   247     $      223

----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short/Intermediate Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2004.

BROAD MARKET BOND FUND-A SHARES


                                                                                For the Period
                                                               For the Fiscal    December 20,
                                                                 Year Ended     2005(1) through
                                                                June 30, 2007    June 30, 2006
                                                               --------------   ---------------
NET ASSET VALUE - BEGINNING OF PERIOD ......................   $         9.41   $          9.67
                                                               --------------   ---------------
INVESTMENT OPERATIONS:
   Net investment income ...................................             0.42              0.21
   Net realized and unrealized gain (loss) on investments ..             0.17             (0.26)
                                                               --------------   ---------------
     Total from investment operations ......................             0.59             (0.05)
                                                               --------------   ---------------

DISTRIBUTIONS:
   From net investment income ..............................            (0.42)            (0.21)
                                                               --------------   ---------------
     Total distributions ...................................            (0.42)            (0.21)
                                                               --------------   ---------------
NET ASSET VALUE - END OF PERIOD ............................   $         9.58   $          9.41
                                                               ==============   ===============
TOTAL RETURN(2) ............................................             6.35%            (0.55)%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations .........................             0.95%             0.97%*
     Excluding expense limitations .........................             0.95%             0.99%*
   Net investment income ...................................             4.39%             4.12%*
Portfolio turnover rate ....................................               33%               31%(3)
Net assets at the end of period (000 omitted) ..............   $           11   $            10


----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

(3) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

MUNICIPAL BOND FUND - A SHARES


                                                                                     For the Period
                                                                                      December 20,
                                                               For the Fiscal Year   2005(1) through
                                                               Ended June 30, 2007    June 30, 2006
                                                               -------------------   ---------------
NET ASSET VALUE - BEGINNING OF PERIOD ......................   $        12.66        $         12.82
                                                               --------------        ---------------
INVESTMENT OPERATIONS:
   Net investment income ...................................             0.40                   0.20
   Net realized and unrealized gain (loss) on investments ..             0.09                  (0.16)
                                                               --------------        ---------------
     Total from investment operations ......................             0.49                   0.04
                                                               --------------        ---------------

DISTRIBUTIONS:
   From net investment income ..............................            (0.40)                 (0.20)
                                                               --------------        ---------------
     Total distributions ...................................            (0.40)                 (0.20)
                                                               --------------        ---------------
NET ASSET VALUE - END OF PERIOD ............................   $        12.75        $         12.66
                                                               ==============        ===============
TOTAL RETURN(2) ............................................             3.92%                  0.29%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations .........................             0.90%                  0.94%*
     Excluding expense limitations .........................             0.90%                  0.95%*
   Net investment income ...................................             3.15%                  2.94%*
Portfolio turnover rate ....................................               56%                    45%(3)
Net assets at the end of period (000 omitted) ..............   $           10        $            10

----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

(3) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

      Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

      For the fiscal year ended June 30, 2007, RSMC received the following advisory fees as a percentage of each Fund's average daily net assets:

      Short/Intermediate-Term Bond Fund           0.35%

      Broad Market Bond Fund                      0.35%

      Municipal Bond Fund                         0.35%

      WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

      CLAYTON M. ALBRIGHT, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds. In 2007, he became Managing Director of Fixed Income, responsible for all fixed income products.

      DOMINICK J. D'ERAMO, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate-Term Bond and Broad Market Bond Funds. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. In 2007, he became Director of Institutional Fixed Income, responsible for all institutional fixed income products.

      SCOTT EDMONDS, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1989 as an Assistant Portfolio Manager. He was promoted to a Portfolio Manager in 1991. In 2007, he became Director of Tax-Exempt Fixed Income, responsible for all tax-exempt fixed income products.

      The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership in securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the primary service providers.

Asset                                                                          Shareholder
Management                                                                     Services
------------------------------------                                           -------------------------------------------
      INVESTMENT ADVISER AND                                                                 TRANSFER AGENT
           ADMINISTRATOR
                                                                                               PFPC INC.
  RODNEY SQUARE MANAGEMENT CORP.                                                           760 MOORE ROAD
     1100 NORTH MARKET STREET                                                          KING OF PRUSSIA, PA 19406
       WILMINGTON, DE 19890
                                                                                  Handles certain shareholder services,
   Manages the Funds' investment                                                      including recordkeeping and
   activities and oversees Fund                                                   statements, payment of distributions
 administration and other service                                                    and processing of buy and sell
            providers.                                                                         requests.

------------------------------------                                           -------------------------------------------

                                      --------------------------------------

                                                  WT MUTUAL FUND

                                        WILMINGTON SHORT/INTERMEDIATE-TERM
                                                     BOND FUND

                                              WILMINGTON BROAD MARKET
                                                     BOND FUND

                                               WILMINGTON MUNICIPAL
                                                     BOND FUND

                                      --------------------------------------

Fund                                                                           Fund Asset
Operations                                                                     Safe Keeping
------------------------------------                                           -------------------------------------------
       SUB-ADMINISTRATOR AND                                                                    CUSTODIAN
         ACCOUNTING AGENT
                                                                                         WILMINGTON TRUST COMPANY
             PFPC INC.                                                                   1100 NORTH MARKET STREET
       301 BELLEVUE PARKWAY                                                                WILMINGTON, DE 19890
       WILMINGTON, DE 19809

Provides facilities, equipment and                                                Holds the Funds' assets, settles all
      personnel to carry out                                                    portfolio trades and collects most of the
administrative services related to                                               valuation data required for calculating
   the Funds and calculates each                                                      each Fund's NAV per share.
   Fund's NAV and distributions.
------------------------------------                                           -------------------------------------------

                                      Distribution
                                      --------------------------------------
                                                    DISTRIBUTOR

                                        PROFESSIONAL FUNDS DISTRIBUTOR, LLC.
                                                  760 MOORE ROAD
                                             KING OF PRUSSIA, PA 19406

                                           Distributes the Funds' shares.
                                      --------------------------------------


                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

      The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share.

      Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

      In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 2.00% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

      o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

      o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

      The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

      A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                                 AS A PERCENTAGE OF        AS A PERCENTAGE OF
      YOUR INVESTMENT              OFFERING PRICE           YOUR INVESTMENT
      ---------------           ---------------------   ------------------------
      $1,000 up to $100,000              2.00%                     2.04%
      $100,000 up to $250,000            1.50%                     1.52%
      $250,000 up to $500,000            1.25%                     1.27%
      Over $500,000                      None                      None

SALES CHARGE REDUCTIONS AND WAIVERS

      REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

      o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

      o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

      To use these privileges, discuss your eligibility with your financial consultant.

      NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

      o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

      o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

      o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

      o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, RSMC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

      o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

      You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

      NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

      In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

      The SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Funds' website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call
(800) 336-9970.

      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      Regular mail:                          Overnight mail:
      ------------                           --------------
      Wilmington Fixed Income Funds          Wilmington Fixed Income Funds
      c/o PFPC Inc.                          c/o PFPC Inc.
      P.O. Box 9828                          101 Sabin Street
      Providence, RI 02940                   Pawtucket, RI 02860-1427

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by RSMC, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by RSMC, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or
(iii) shares converted from one share class to another in the same Fund.

      FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

      Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. Also, because some of the Funds invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

      There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

      BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      Regular mail:                          Overnight mail:
      ------------                           --------------
      Wilmington Fixed Income Funds          Wilmington Fixed Income Funds
      c/o PFPC Inc.                          c/o PFPC Inc.
      P.O. Box 9828                          101 Sabin Street
      Providence, RI 02940                   Pawtucket, RI 02860-1427

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

      Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

      In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

      If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

      You may exchange all or a portion of your shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

      Wilmington Aggressive Asset Allocation Fund
      Wilmington Moderate Asset Allocation Fund
      Wilmington Conservative Asset Allocation Fund
      Wilmington ETF Allocation Fund
      Wilmington Short/Intermediate-Term Bond Fund
      Wilmington Broad Market Bond Fund
      Wilmington Municipal Bond Fund
      Wilmington Large-Cap Core Fund
      Wilmington Large-Cap Value Fund
      Wilmington Large-Cap Growth Fund
      Wilmington Small-Cap Core Fund
      Wilmington Small-Cap Value Fund
      Wilmington Small-Cap Growth Fund
      Wilmington Multi-Manager Large-Cap Fund
      Wilmington Multi-Manager Small-Cap Fund
      Wilmington Multi-Manager International Fund
      Wilmington Multi-Manager Real Asset Fund
      Wilmington Fundamentally Weighted Large Company Fund
      Wilmington Fundamentally Weighted Small Company Fund

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

      FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

      Prospectuses for A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

      Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

      As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

      Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Fund may be taxable.

      It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

      The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments by A Shares of each Fund at the maximum annual rate of 0.25% of each Fund's average daily net assets.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

      Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and RSMC will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results, for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

      Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427
      (800) 336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

o    are not bank deposits

o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

o    are not federally insured

o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

o    are not guaranteed to achieve their goal(s).

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                      INTRODUCTION

                                      PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS.....................   1

A LOOK AT THE GOALS, STRATEGIES,      WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND.............................   2
RISKS, EXPENSES AND FINANCIAL            Investment Objective.................................................   5
HISTORY OF EACH FUND.                    Investor Profile.....................................................   5
                                         Principal Investment Strategies and Asset Allocation.................   5
                                         Principal Risks......................................................   5
                                         Past Performance.....................................................   6
                                         Fees and Expenses....................................................   8
                                         Example..............................................................   9

                                      WILMINGTON MODERATE ASSET ALLOCATION FUND
                                         Investment Objective.................................................  10
                                         Investor Profile.....................................................  10
                                         Principal Investment Strategies and Asset Allocation.................  10
                                         Principal Risks......................................................  10
                                         Past Performance.....................................................  11
                                         Fees and Expenses....................................................  13
                                         Example..............................................................  14

                                      WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND
                                         Investment Objective.................................................  15
                                         Investor Profile.....................................................  15
                                         Principal Investment Strategies and Asset Allocation.................  15
                                         Principal Risks......................................................  15
                                         Past Performance.....................................................  16
                                         Fees and Expenses....................................................  18
                                         Example..............................................................  19

                                      INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS
                                         Investment Strategies of the Underlying Funds........................  20
                                         Additional Underlying Funds..........................................  21
                                         Principal Investment Risks of the Underlying Funds...................  21

                                      FINANCIAL HIGHLIGHTS....................................................  26



DETAILS ABOUT THE SERVICE PROVIDERS   MANAGEMENT OF THE FUNDS
                                         Investment Adviser...................................................  29
                                         Fund Managers........................................................  29
                                         Service Providers....................................................  31

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING         Pricing of Shares....................................................  32
AN ACCOUNT IN ANY OF THE FUND.           Purchase of Shares...................................................  32
                                         Redemption of Shares.................................................  34
                                         Exchange of Shares...................................................  37
                                         Distributions........................................................  38
                                         Taxes................................................................  38

DETAILS ON THE FUNDS' DISTRIBUTION    DISTRIBUTION ARRANGEMENTS
ARRANGEMENTS AND SHARE CLASSES.          Additional Compensation to Financial Intermediaries..................  40
                                         Share Classes........................................................  40

                                      FOR MORE INFORMATION....................................................  41


                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                              INSTITUTIONAL SHARES

This Prospectus discusses the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of WT Mutual Fund, a Delaware statutory trust (the "Trust"), which is a series mutual fund with 23 different series (the "Wilmington Funds").

Each Fund is advised by Rodney Square Management Corporation ("RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM"). Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Wilmington Funds (the "Underlying Funds") and U.S. Government securities.(1) The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile and invests in a distinct mix of Underlying Funds. The Wilmington Broad Market Bond Fund and Wilmington Short/Intermediate-Term Bond Fund adhere to a fixed income strategy ("Underlying Fixed Income Funds"). The Wilmington Multi-Manager Real Asset Fund adheres to a "real return" strategy by investing in, among other assets, inflation-linked bonds, securities of real estate companies and investment trusts, and commodity-related securities ("Underlying Real Return Fund"). Each of the other Underlying Funds adheres to an equity focused strategy ("Underlying Equity Funds").

----------
     (1) The Funds currently invest in other investment companies within the Wilmington Funds investment complex, government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has adopted a rule that allows the Funds to invest in underlying funds that are managed by RSMC and its affiliates or managed by an investment adviser not associated with RSMC.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES. RSMC uses a two-stage process to create an investment portfolio for a Fund. The first stage is a strategic asset allocation to determine the percentage of each Fund's investable assets to be invested in broad asset classes - U.S. Equity, International Equity, Fixed Income and "Real Return" assets. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

                        AGGRESSIVE ASSET        MODERATE ASSET        CONSERVATIVE ASSET
                        ALLOCATION FUND         ALLOCATION FUND         ALLOCATION FUND
-----------------------------------------------------------------------------------------
Risk Profile           Aggressive/Growth   Moderate/Growth & Income   Conservative/Income
-----------------------------------------------------------------------------------------
U.S. Equity                25% - 65%               15% - 55%               10% - 40%
International Equity       15% - 55%               10% - 50%                5% - 30%
Fixed Income                0% - 20%               10% - 40%               40% - 80%
Real Return*                0% - 25%                0% - 25%                0% - 20%

----------
* "Real Return" assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity-related securities.

The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate-bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "Investment Strategies and Risks of the Underlying Funds" for a description of the principal risks associated with the Underlying Funds.

RSMC monitors each Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time. RSMC may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. RSMC may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

Each Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL RISKS. The following is a list of certain risks that may apply to your investment in a Fund.

o ASSET ALLOCATION. A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that RSMC's evaluations and assumptions regarding a Fund's broad asset classes or the Underlying Funds in which a Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

o CONCENTRATION RISK. In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

o "FUND OF FUNDS" STRUCTURE AND EXPENSES. The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objective by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

o INVESTMENT IN AFFILIATED UNDERLYING FUNDS. RSMC has the ability to select and substitute the Underlying Funds in which the Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, RSMC is required to act in each Fund's best interest when selecting Underlying Funds.

o NOT INSURED-YOU COULD LOSE MONEY. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency. It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

o NAV WILL FLUCTUATE. A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Wilmington Aggressive Asset Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

Investors with a long-term time horizon (10 years or longer) who want an aggressive asset allocation approach to investing.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by normally investing approximately 80% to 100% of its assets in Underlying Equity Funds and approximately 0% to 20% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o    Market Risk

o    Growth Investing Risk

o    Value Investing Risk

o    Small-Cap Risk

o    Foreign Security Risks

o    Emerging Markets Risk

o    Derivatives Risk

o    Leverage Risk

o    Risks of Real Estate-Related Securities

o    Credit Risk

o    Interest Rate Risk

o    Opportunity Risk

o    Multi-Manager Risk

o    Prepayment Risk

o    Government Obligations Risk

o    High Yield Bond Risks

o    Preferred Stock Risk

o    Liquidity Risk

o    IPO Risk

o    Valuation Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

     The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Aggressive Portfolio Index and the S&P 500 Index, broad measures of market performance. The performance shown in the bar chart and performance table prior to March 15, 2006 is the performance of the Fund's predecessor, the Maximum Appreciation Strategic Allocation Fund, a common trust fund (the "Aggressive Allocation CTF"). The Aggressive Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser applicable to Institutional Shares of the Fund. The Aggressive Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Aggressive Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)

                                   [BAR CHART]

                       PERFORMANCE YEARS   RETURNS
                       -----------------   -------
                             2004           14.78%
                             2005            8.58%
                             2006           15.83%

----------
     (1) Performance shown includes performance of the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 9.76%

                BEST QUARTER             WORST QUARTER
               --------------           ---------------

                   12.15%                    -1.69%
            (December 31, 2004)         (June 30, 2006)

AGGRESSIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES

                                                                                              SINCE
                                                                    SINCE INCEPTION(1)     INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006      1 YEAR   (DECEMBER 20, 2005)   (JULY 15, 2003)
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                       15.83%          16.63%             15.48%
Return After Taxes on Distributions(3)                    14.88%          15.89%              N/A
Return After Taxes on Distributions and Sale of Fund
   Shares(3)                                              10.26%          13.77%              N/A
DJ Global Aggressive Portfolio Index (reflects no
   deductions for fees, expenses or taxes)(4)             18.09%          17.81%             19.74%
S&P 500 Index (reflects no deductions for fees,
   expenses or taxes)(5)                                  15.78%          14.36%             12.62%

(1) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(2) Performance shown includes the performance of the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Aggressive Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The DJ Global Aggressive Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Aggressive Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 100%.

(5) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  Institutional
                                                                     Shares
                                                                 ---------------
Maximum sales charge (load) imposed on purchases                      None
Maximum deferred sales charge                                         None
Maximum sales charge (load) imposed on reinvested dividends (and
   other distributions)                                               None
Redemption fee(1)                                                     1.00%
Exchange fee(1)                                                       1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                  Institutional
                                                                      Shares
                                                                 ---------------
Management fees                                                        None
Distribution (Rule 12b-1) fees                                         None
Other expenses                                                         0.52%
Acquired Fund fees and expenses (1)                                    0.87%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                1.39%
Waivers/Reimbursements(3,4)                                           (0.02)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                                1.37%

----------
(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under
Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.41% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. The Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," exceed 0.50% through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      o     you reinvested all dividends and other distributions;

      o     the average annual return was 5%;

      o the Fund's assets are invested in accordance with its asset allocation ranges;

      o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      o     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                                     Institutional
                                                         Shares
                                                     -------------
          1 Year                                         $  139
          3 Years                                        $  434
          5 Years                                        $  750
          10 Years                                       $1,659

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Wilmington Moderate Asset Allocation Fund seeks long-term capital appreciation with current income. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

Investors with a time horizon of 5 to 10 years and who want an asset allocation with substantial equity and fixed income components.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by normally investing approximately 50% to 75% of its assets in Underlying Equity Funds and approximately 25% to 50% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o    Market Risk

o    Growth Investing Risk

o    Value Investing Risk

o    Small-Cap Risk

o    Foreign Security Risks

o    Emerging Markets Risk

o    Derivatives Risk

o    Leverage Risk

o    Risks of Real Estate-Related Securities

o    Credit Risk

o    Interest Rate Risk

o    Opportunity Risk

o    Multi-Manager Risk

o    Prepayment Risk

o    Government Obligations Risk

o    High Yield Bond Risk

o    Preferred Stock Risk

o    Liquidity Risk

o    IPO Risk

o    Valuation Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

     The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Moderate Portfolio Index and a blended Index consisting of the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The indices represent broad measures of market performance. The performance shown in the bar chart and performance table prior to March 15, 2006 is the performance of the Fund's predecessor, the Balanced Strategic Allocation Fund, a common trust fund (the "Moderate Allocation CTF"). The Moderate Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser applicable to Institutional Shares of the Fund. The Moderate Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Moderate Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)

                                  [BAR CHART]

                        PERFORMANCE YEARS   RETURNS
                        -----------------   -------
                              2004           10.94%
                              2005            5.46%
                              2006           11.05%

----------
     (1) Performance shown includes performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 6.99%

                BEST QUARTER              WORST QUARTER
               --------------            ---------------

                    7.93%                    -1.47%
            (December 31, 2004)         (March 31, 2005)

MODERATE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES

                                                                        SINCE INCEPTION(1)   SINCE INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006          1 YEAR   (DECEMBER 20, 2005)    (JULY 15, 2003)
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           11.05%          11.22%               10.25%
Return After Taxes on Distributions(3)                        10.10%          10.29%                 N/A
Return After Taxes on Distributions and Sale of Fund
   Shares(3)                                                   7.29%           9.04%                 N/A
DJ Global Moderate Portfolio Index (reflects no deductions
   for fees, expenses or taxes)(4)                            11.91%          11.54%               13.56%
Blended Index (reflects no deductions for fees, expenses or
   taxes)(5)                                                  11.00%          10.23%                8.72%

(1) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(2)Performance shown includes the performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Moderate Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The DJ Global Moderate Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Moderate Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 60%.

(5) The Blended Index is calculated by the investment adviser and represents the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index is a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  Institutional
                                                                      Shares
                                                                 ---------------
Maximum sales charge (load) imposed on purchases                      None
Maximum deferred sales charge (load)                                  None
Maximum sales charge (load) imposed on reinvested dividends
  (and other distributions)                                           None
Redemption fee(1)                                                     1.00%
Exchange fee(1)                                                       1.00%

(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                  Institutional
                                                                      Shares
                                                                 ---------------
Management fees                                                       None
Distribution (Rule 12b-1) fees                                        None
Other expenses                                                        0.69%
Acquired Fund fees and expenses (1)                                   0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES (2)                              1.42%
Waivers/Reimbursements (3, 4)                                        (0.19)%
NET ANNUAL FUND OPERATING EXPENSES (3, 4)                             1.23%

(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under
Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.41% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," exceed 0.50% through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

o    you reinvested all dividends and other distributions;

o    the average annual return was 5%;

o the Fund's assets are invested in accordance with its asset allocation ranges;

o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

o    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                      Institutional
                                                          Shares
                                                     ---------------
           1 Year                                         $  125
           3 Years                                        $  390
           5 Years                                        $  676
           10 Years                                       $1,610

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Wilmington Conservative Asset Allocation Fund seeks current income and preservation of capital. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

Investors with a time horizon of 3 to 5 years who want a relatively conservative asset allocation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by normally investing approximately 50% to 70% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund and approximately 30% to 50% of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o    Market Risk

o    Growth Investing Risk

o    Value Investing Risk

o    Small-Cap Risk

o    Foreign Security Risks

o    Emerging Markets Risks

o    Derivatives Risk

o    Leverage Risk

o    Risks of Real Estate-Related Securities

o    Credit Risk

o    Interest Rate Risk

o    Opportunity Risk

o    Multi-Manager Risk

o    Prepayment Risk

o    Government Obligations Risk

o    High Yield Bond Risk

o    Preferred Stock Risk

o    Liquidity Risk

o    IPO Risk

o    Valuation Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

     The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Moderately Conservative Portfolio Index and a blended Index consisting of the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The indices represent broad measures of market performance. The performance shown in the bar chart and performance table prior to March 16, 2006 is the performance of the Fund's predecessor, Growth & Income Strategic Allocation Fund, a common trust fund (the "Conservative Allocation CTF"). The Conservative Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser applicable to Institutional Shares of the Fund. The Conservative Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Conservative Allocation CTF had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION(1)

                                  [BAR CHART]

                      PERFORMANCE YEARS   RETURNS
                      -----------------   -------
                            2004            7.49%
                            2005            4.37%
                            2006            8.50%

----------
     (1) Performance shown includes performance of the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006.

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 5.77%

                BEST QUARTER              WORST QUARTER
               --------------            ---------------

                    5.14%                     -1.04%
             (December 31, 2004)         (March 31, 2005)

CONSERVATIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES


                                                                      SINCE INCEPTION(1)    SINCE INCEPTION(2)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006        1 YEAR   (DECEMBER 20, 2005)   (SEPTEMBER 1, 2003)
---------------------------------------------------------   ------   -------------------   -------------------
Return Before Taxes                                          8.50%           8.63%                  7.58%
Return After Taxes on Distributions(3)                       7.51%           7.68%                   N/A
Return After Taxes on Distributions and Sale of Fund
   Shares(3)                                                 5.58%           6.81%                   N/A
DJ Global Moderately Conservative Portfolio Index
   (reflects no deductions for fees, expenses or taxes)(4)   8.28%           8.02%                  9.77%
Blended Index (reflects no deductions for fees,
   expenses or taxes)(5)                                     8.66%           8.18%                  7.15%

(1) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(2) Performance shown includes the performance of the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006. As a common trust fund, the Conservative Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The DJ Global Moderately Conservative Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Moderately Conservative Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 40%.

(5) The Blended Index is calculated by the investment adviser and represents the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index, a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  Institutional
                                                                      Shares
                                                                 ---------------
Maximum sales charge (load) imposed on purchases                       None
Maximum deferred sales charge (load)                                   None
Maximum sales charge (load) imposed on reinvested dividends
   (and other distributions)                                           None
Redemption fee(1)                                                     1.00%
Exchange fee(1)                                                       1.00%

-----------
(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                  Institutional
                                                                      Shares
                                                                 ---------------
Management fees                                                        None
Distribution (Rule 12b-1) fees                                         None
Other expenses                                                        3.08%
Acquired Fund fees and expenses (1)                                   0.69%
TOTAL ANNUAL FUND OPERATING EXPENSES (2)                              3.77%
Waivers/Reimbursements  (3, 4)                                       (2.58)%
NET ANNUAL FUND OPERATING EXPENSES (3, 4)                             1.19%

----------
(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under
Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds. Based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.41% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. The Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," exceed 0.50% through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

o    you reinvested all dividends and other distributions;

o    the average annual return was 5%;

o the Fund's assets are invested in accordance with its asset allocation ranges;

o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

o    you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                      Institutional
                                                          Shares
                                                      -------------
           1 Year                                         $  121
           3 Years                                        $  378
           5 Years                                        $  654
           10 Years                                       $2,998

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                            INVESTMENT STRATEGIES AND
                          RISKS OF THE UNDERLYING FUNDS

Information about the Funds' principal investment objectives, primary investment strategies and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized.

Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Funds' Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category.

For a complete description of these Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

UNDERLYING EQUITY FUNDS                       INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Wilmington Multi-Manager International        long-term capital appreciation            foreign stocks
--------------------------------------------------------------------------------------------------------------------
Wilmington Multi-Manager Large-Cap            long-term capital appreciation            large-cap stocks
--------------------------------------------------------------------------------------------------------------------
Wilmington Multi-Manager Small-Cap            long-term capital appreciation            small-cap stocks
--------------------------------------------------------------------------------------------------------------------

UNDERLYING FIXED INCOME FUNDS                 INVESTMENT OBJECTIVE                       PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Wilmington Broad Market Bond                  high total return/                         Investment grade bonds
                                              high current income
--------------------------------------------------------------------------------------------------------------------
Wilmington Short/Intermediate-Term Bond       high total return/                         Investment grade bonds
                                              high current income
--------------------------------------------------------------------------------------------------------------------

UNDERLYING REAL RETURN FUND                   INVESTMENT OBJECTIVE                       PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Wilmington Multi-Manager Real Asset           long-term preservation of capital          Real estate-related
                                              with current income                        securities; TIPS; and
                                                                                         commodity/natural
                                                                                         resource-related securities
--------------------------------------------------------------------------------------------------------------------

UNDERLYING MONEY MARKET FUND                  INVESTMENT OBJECTIVE                       PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Wilmington Prime Money Market                 capital preservation, liquidity and        money market instruments
                                              current income
--------------------------------------------------------------------------------------------------------------------

In addition to purchasing the securities listed in the table above under "Primary Investments," some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes;

enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds.

For cash management purposes, the Underlying Funds may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may cause a greater proportion of dividends paid out by a Fund to be characterized as ordinary income which is taxed at a higher rate than long term capital gains which may have the effect of lowering overall performance.

--------------------------------------------------------------------------------
ADDITIONAL UNDERLYING FUNDS
--------------------------------------------------------------------------------

In addition to the Underlying Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of RSMC and without shareholder approval.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The following principal risks are associated with investments in the Underlying Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. The summary is not intended to be exhaustive. For additional descriptions of these risks and the securities and investment techniques used by an Underlying Fund, please refer to the Funds' SAI.

o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of an Underlying Fund's share price. The use of derivatives may involve leverage. For some derivatives, it is possible for an Underlying

     Fund to lose more than the amount invested in the derivative instrument. See "Principal Risk Information - Leverage Risk".

o EMERGING MARKETS RISK: Some foreign markets in which an Underlying Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

o FOREIGN SECURITY RISKS: The Underlying Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

               CURRENCY RISK. Because the foreign securities in which an Underlying Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an Underlying Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Underlying Funds is determined on the basis of U.S. dollars, an Underlying Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of an Underlying Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of an Underlying Fund's holdings in foreign securities.

               FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities.

               FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an Underlying Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

               INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

               INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

               POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

o HIGH YIELD BOND RISKS: High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates.

o IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Underlying Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

o MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

o RISKS OF REAL ESTATE-RELATED SECURITIES: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

     Along with the risks common to real estate and real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of those expenses in addition to the expenses of the Underlying Fund.

o SMALL-CAP RISK: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

o VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES

                                                                                  FOR THE PERIOD
                                                                                   DECEMBER 20,
                                                                                      2005(1)
                                                             FISCAL YEAR ENDED        THROUGH
                                                               JUNE 30, 2007       JUNE 30, 2006
                                                             -----------------    --------------
NET ASSET VALUE - BEGINNING OF PERIOD ...................    $           10.55    $        10.00
                                                             -----------------    --------------
INVESTMENT OPERATIONS:
   Net investment income(2) .............................                 0.10              0.11(3)
   Net realized and unrealized gain on investments ......                 1.81              0.50
                                                             -----------------    --------------
      Total from investment operations ..................                 1.91              0.61
                                                             -----------------    --------------
DISTRIBUTIONS:
   From net investment income ...........................                (0.10)            (0.06)
   From net realized gains ..............................                (0.16)               --
                                                             -----------------    --------------
      Total distributions ...............................                (0.26)            (0.06)
                                                             -----------------    --------------
NET ASSET VALUE - END OF PERIOD .........................    $           12.20    $        10.55
                                                             =================    ==============
TOTAL RETURN ............................................                18.25%             6.08%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .....................                 0.50%             0.50%*
      Excluding expense limitations .....................                 0.52%             1.48%*
   Net investment income ................................                 0.90%             1.90%*,(3)
Portfolio turnover rate .................................                   14%               24%**
Net assets at the end of period (000 omitted) ...........    $          53,249    $       23,772

----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the Underlying Funds.

WILMINGTON MODERATE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES


                                                                                              FOR THE PERIOD
                                                                           FISCAL YEAR     DECEMBER 20, 2005(1)
                                                                              ENDED               THROUGH
                                                                          JUNE 30, 2007        JUNE 30, 2006
                                                                         ---------------   --------------------
NET ASSET VALUE - BEGINNING OF PERIOD.................................   $         10.30   $              10.00
                                                                         ---------------   --------------------
INVESTMENT OPERATIONS:
   Net investment income (2)..........................................              0.23                   0.15(3)
   Net realized and unrealized gain on investments....................              1.02                   0.22
                                                                         ---------------   --------------------
      Total from investment operations................................              1.25                   0.37
                                                                         ---------------   --------------------
DISTRIBUTIONS:
   From net investment income.........................................             (0.23)                 (0.07)
   From net realized gains............................................             (0.10)                    --
                                                                         ---------------   --------------------
      Total distributions.............................................             (0.33)                 (0.07)
                                                                         ---------------   --------------------
NET ASSET VALUE - END OF PERIOD.......................................   $         11.22   $              10.30
                                                                         ===============   ====================
TOTAL RETURN .........................................................             12.36%                  3.74%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations...................................              0.50%                  0.50%*
      Excluding expense limitations...................................              0.69%                  1.67%*
   Net investment income..............................................              2.12%                  2.74%*,(3)
Portfolio turnover rate...............................................                34%                    30%**
Net assets at the end of period (000 omitted).........................   $        21,147   $             19,732


----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the Underlying Funds.

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND - INSTITUTIONAL SHARES


                                                                                              FOR THE PERIOD
                                                                          FOR THE FISCAL   DECEMBER 20, 2005(1)
                                                                            YEAR ENDED           THROUGH
                                                                          JUNE 30, 2007        JUNE 30, 2006
                                                                         ---------------   --------------------
NET ASSET VALUE - BEGINNING OF PERIOD.................................   $         10.17   $              10.00
                                                                         ---------------   --------------------
INVESTMENT OPERATIONS:
   Net investment income (2)..........................................              0.31                   0.16(3)
   Net realized and unrealized gain on investments....................              0.65                   0.10
                                                                         ---------------   --------------------
      Total from investment operations................................              0.96                   0.26
                                                                         ---------------   --------------------
DISTRIBUTIONS:
   From net investment income.........................................             (0.27)                 (0.09)
   From net realized gains............................................             (0.05)                    --
                                                                         ---------------   --------------------
      Total distributions.............................................             (0.32)                 (0.09)
                                                                         ---------------   --------------------
NET ASSET VALUE - END OF PERIOD.......................................   $         10.81   $              10.17
                                                                         ===============   ====================
TOTAL RETURN .........................................................              9.62%                  2.59%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations...................................              0.50%                  0.50%*
      Excluding expense limitations...................................              3.08%                 10.76%*
   Net investment income..............................................              2.86%                  3.05%*,(3)
Portfolio turnover rate...............................................                47%                    23%**
Net assets at the end of period (000 omitted).........................   $         7,894   $              2,725


----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the Underlying Funds.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.

RSMC provides services exclusively to investment companies sponsored by it and its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington

Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.

AMANDA M. COGAR, CFA has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.

The Funds' SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Funds' primary service providers.

Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
      INVESTMENT ADVISER AND ADMINISTRATOR                              TRANSFER AGENT

         RODNEY SQUARE MANAGEMENT CORP.                                   PFPC INC.

            1100 NORTH MARKET STREET                                    760 MOORE ROAD

              WILMINGTON, DE 19890                                KING OF PRUSSIA, PA 19406

Manages each Fund's investment activities and               Handles certain shareholder services,
oversees Fund administration and other service             including recordkeeping and statements,
               providers.                                payment of distributions and processing of
                                                                    buy ands sell requests.
-------------------------------------------------      -----------------------------------------------

                    -------------------------------------------------------------
                                           WT MUTUAL FUND

                             WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                              WILMINGTON MODERATE ASSET ALLOCATION FUND
                            WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                    -------------------------------------------------------------

Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
              SUB-ADMINISTRATOR AND                                        CUSTODIAN
                 ACCOUNTING AGENT
                                                                   WILMINGTON TRUST COMPANY
                    PFPC INC.
                                                                   1100 NORTH MARKET STREET
              301 BELLEVUE PARKWAY
                                                                     WILMINGTON, DE 19890
              WILMINGTON, DE 19809

Provides facilities, equipment and personnel to        Holds each Fund's assets, settles all portfolio
carry out administrative services related to each      trades and collects most of the valuation data
    Fund and calculates each Fund's NAV and                required for calculating each Fund's NAV
               distributions.                                            per share.
-------------------------------------------------      -----------------------------------------------

                                             Distribution
                    -------------------------------------------------------------
                                             DISTRIBUTOR

                                 PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                           760 MOORE ROAD

                                      KING OF PRUSSIA, PA 19406

                                     Distributes the Funds' Shares.
                    -------------------------------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, a Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the

Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

     Regular mail:                        Overnight mail:
     -------------                        ---------------
     Wilmington Asset Allocation Funds    Wilmington Asset Allocation Funds
     c/o PFPC Inc.                        c/o PFPC Inc.
     P.O. Box 9828                        101 Sabin Street
     Providence, RI 02940                 Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by RSMC, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by RSMC, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does reflect the value of the underlying portfolio securities. While each of the Underlying Funds has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds' shares held by long-term investors.

There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

     Regular mail:                        Overnight mail:
     -------------                        ---------------
     Wilmington Asset Allocation Funds    Wilmington Asset Allocation Funds
     c/o PFPC Inc.                        c/o PFPC Inc.
     P.O. Box 9828                        101 Sabin Street
     Providence, RI 02940                 Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares. If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in a Fund falls below the $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Funds' SAI.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of the following Wilmington Funds:

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Shares.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained free of charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

A Fund's distributions of a net long-term capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor. Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and RSMC will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o PFPC Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time

The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                   WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                                OF WT MUTUAL FUND
                                    A SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

      o     are not bank deposits

      o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

      o     are not federally insured

      o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

      o     are not guaranteed to achieve their goal(s).

A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                      INTRODUCTION...........................................................    1

                                      PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

A LOOK AT THE GOALS, STRATEGIES,      WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND............................    2
RISKS, EXPENSES AND FINANCIAL            Investment Objective ...............................................    5
HISTORY OF EACH FUND.                    Investor Profile ...................................................    5
                                         Principal Investment Strategies and Asset Allocation ...............    5
                                         Principal Risks ....................................................    5
                                         Past Performance ...................................................    6
                                         Fees and Expenses ..................................................    9
                                         Example ............................................................   10

                                      WILMINGTON MODERATE ASSET ALLOCATION FUND
                                         Investment Objective ...............................................   11
                                         Investor Profile ...................................................   11
                                         Principal Investment Strategies and Asset Allocation ...............   11
                                         Principal Risks ....................................................   11
                                         Past Performance ...................................................   12
                                         Fees and Expenses ..................................................   15
                                         Example ............................................................   16

                                      WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND
                                         Investment Objective ...............................................   17
                                         Investor Profile ...................................................   17
                                         Principal Investment Strategies and Asset Allocation ...............   17
                                         Principal Risks ....................................................   17
                                         Past Performance ...................................................   18
                                         Fees and Expenses ..................................................   20
                                         Example ............................................................   21

                                      INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS
                                         Investment Strategies of the Underlying Funds ......................   22
                                         Additional Underlying Funds ........................................   23
                                         Principal Investment Risks of the Underlying Funds .................   23

                                      FINANCIAL HIGHLIGHTS ..................................................   28



DETAILS ABOUT THE SERVICE             MANAGEMENT OF THE FUNDS
PROVIDERS                                Investment Adviser .................................................   31
                                         Fund Managers ......................................................   31
                                         Service Providers ..................................................   33

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                 Pricing of Shares ..................................................   34
CLOSING AN ACCOUNT IN ANY OF THE         Purchase of Shares .................................................   34
FUND.                                    Redemption of Shares ...............................................   38
                                         Exchange of Shares .................................................   41
                                         Distributions ......................................................   42
                                         Taxes ..............................................................   42

DETAILS ON THE FUNDS'                 DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS AND            Distribution Fees ..................................................   43
SHARE CLASSES.                           Additional Compensation to Financial Intermediaries ................   43
                                         Share Classes ......................................................   44

                                      FOR MORE INFORMATION ..................................................   45


                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                   WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                                    A SHARES
--------------------------------------------------------------------------------

This Prospectus discusses the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of WT Mutual Fund, a Delaware statutory trust (the "Trust"), which is a series mutual fund with 23 different series (the "Wilmington Funds").

Each Fund is advised by Rodney Square Management Corporation ("RSMC") and sub-advised by Wilmington Trust Investment Management, LLC ("WTIM"). Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other Wilmington Funds (the "Underlying Funds") and U.S. Government securities.(1) The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile and invests in a distinct mix of Underlying Funds. The Wilmington Broad Market Bond Fund and Wilmington Short/Intermediate-Term Bond Fund adhere to a fixed income strategy ("Underlying Fixed Income Funds"). The Wilmington Multi-Manager Real Asset Fund adheres to a "real return" strategy by investing in, among other assets, inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities ("Underlying Real Return Fund"). Each of the other Underlying Funds adheres to an equity focused strategy ("Underlying Equity Funds").

-----------
      (1) The Funds currently invest in other investment companies within the Wilmington Funds investment complex, government securities and cash equivalents. The Securities and Exchange Commission ("SEC") has adopted a rule that allows the Funds to invest in underlying funds that are managed by RSMC and its affiliates or managed by an investment adviser not associated with RSMC.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES. RSMC uses a two-stage process to create an investment portfolio for a Fund. The first stage is a strategic asset allocation to determine the percentage of each Fund's investable assets to be invested in broad asset classes--U.S. Equity, International Equity, Fixed Income and "Real Return" assets. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the range of each Fund's allocation among asset classes (the allocations and/or actual holdings will vary from time to time):

                           AGGRESSIVE ASSET         MODERATE ASSET       CONSERVATIVE ASSET
                           ALLOCATION FUND         ALLOCATION FUND        ALLOCATION FUND
--------------------------------------------------------------------------------------------
Risk Profile              Aggressive/Growth   Moderate/Growth & Income   Conservative/Income
--------------------------------------------------------------------------------------------
U.S. Equity                   25% - 65%               15% - 55%               10% - 40%
International Equity          15% - 55%               10% - 50%                5% - 30%
Fixed Income                   0% - 20%               10% - 40%               40% - 80%
Real Return*                   0% - 25%                0% - 25%                0% - 20%

-----------
* "Real Return" assets include inflation-linked bonds, securities of real estate companies and investment trusts, and commodity related securities.

The second stage involves the selection of Underlying Funds to represent the equity and fixed income asset classes and the determination of weightings among the Underlying Funds for each Fund. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in Underlying Funds that are money market funds. The Underlying Funds use a broad array of investment styles. The Underlying Funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. Government and agency bonds, mortgage-backed and asset-backed securities and money market instruments. These securities are mainly issued by U.S. issuers but may be issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "Investment Strategies and Risks of the Underlying Funds" for a description of the principal risks associated with the Underlying Funds.

RSMC monitors each Fund's holdings daily to ensure that both the Underlying Funds selected and the actual allocations among the Underlying Funds continue to conform to the Fund's asset class allocations over time. RSMC may rebalance each Fund's investments in the Underlying Funds, as it deems appropriate, to bring the Fund back within the asset class allocations. RSMC may change the asset class allocations or the Underlying Funds or the weightings without prior approval from shareholders.

Each Fund may also invest in Treasury Inflation-Protected Securities ("TIPS"), which are notes and bonds issued by the U.S. Government whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government.

In anticipation or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities (including TIPS), money market funds, cash or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL RISKS. The following is a list of certain risks that may apply to your investment in a Fund.

      o ASSET ALLOCATION. A Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among the Underlying Funds. There is a risk that RSMC evaluations and assumptions regarding a Fund's broad asset classes or the Underlying Funds in which a Fund invests may be inappropriate based on actual market conditions. There is a risk that a Fund will vary from the intended weightings in the Underlying Funds due to factors such as market fluctuations. There can be no assurance that the Underlying Funds will achieve their investment objectives and the performance of the Underlying Funds may be lower than that of the asset class that they were selected to represent.

      o CONCENTRATION RISK. In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

      o "FUND OF FUNDS" STRUCTURE AND EXPENSES. The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objective by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Funds may change their investment objective or policies without the approval of a Fund. If that were to occur, the Fund might be forced to withdraw its investment from the Underlying Fund at a time that is unfavorable to the Fund. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

      o INVESTMENT IN AFFILIATED UNDERLYING FUNDS. RSMC has the ability to select and substitute the Underlying Funds in which the Fund invests and may be subject to potential conflicts of interest in selecting Underlying Funds because it may receive higher fees from certain Underlying Funds than others. However, as a fiduciary to each Fund, RSMC is required to act in each Fund's best interest when selecting Underlying Funds.

      o NOT INSURED-YOU COULD LOSE MONEY. An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency. It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

      o NAV WILL FLUCTUATE. A Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Wilmington Aggressive Asset Allocation Fund seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

Investors with a long-term time horizon (10 years or longer) who want an aggressive asset allocation approach to investing.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by normally investing approximately 80% to 100% of its assets in Underlying Equity Funds and approximately 0% to 20% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Security Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risks

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Aggressive Portfolio Index and the S&P 500 Index, broad measures of market performance. The performance shown in the bar chart and performance table prior to March 15, 2006 is the performance of the Fund's predecessor, the Maximum Appreciation Strategic Allocation Fund, a common trust fund (the "Aggressive Allocation CTF"). The Aggressive Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser and any class-specific expenses applicable to A Shares of the Fund. The Aggressive Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Aggressive Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.



          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION(1)

                                  [BAR CHART]

                           PERFORMANCE YEARS  RETURNS
                           -----------------  -------
                                 2004          14.29%
                                 2005           8.12%
                                 2006          15.55%

-----------
      (1) Performance shown includes performance of the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 9.58%

                        BEST QUARTER        WORST QUARTER
                     -------------------   ---------------

                            11.96%              -1.83%
                     (December 31, 2004)   (June 30, 2006)

AGGRESSIVE ASSET ALLOCATION FUND - A SHARES


                                                                      SINCE INCEPTION(2)   SINCE INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006 (1)    1 YEAR   (DECEMBER 20, 2005)     (JULY 15, 2003)
--------------------------------------------------------    ------   -------------------   ------------------
Return Before Taxes                                         11.47%          12.44%               13.90%
Return After Taxes on Distributions(4)                      10.79%          11.61%                N/A
Return After Taxes on Distributions and Sale
  of Fund Shares(4)                                          7.60%          10.08%                N/A
DJ Global Aggressive Portfolio Index (reflects
  no deductions for fees, expenses or taxes)(5)             18.09%          17.81%               19.74%
S&P 500 Index (reflects no deductions for
  fees, expenses or taxes)(6)                               15.78%          14.36%               12.62%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(3) Performance shown includes the performance of the Fund's predecessor, the Aggressive Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Aggressive Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(4) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The DJ Global Aggressive Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Aggressive Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 100%.

(6) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     A Shares
                                                                   -------------
Maximum sales charge (load) imposed on purchases(1)                    3.50%
Maximum deferred sales charge                                          None
Maximum sales charge (load) imposed on reinvested dividends
  (and other distributions)                                            None
Redemption fee(2)                                                      1.00%
Exchange fee(2)                                                        1.00%

1 Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

2 A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                    A Shares
                                                                   -------------
Management fees                                                        None
Distribution (Rule 12b-1) fees                                         0.25%
Other expenses                                                         0.51%
Acquired Fund fees and expenses(1)                                     0.87%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                1.63%
Waivers/Reimbursements (3,4)                                          (0.01)%
NET ANNUAL FUND OPERATING EXPENSES (3,4)                               1.62%

----------
1 "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds. Based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.41% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

2 "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

3 The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," and any class-specific expenses exceed 0.50% through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves earlier termination.

4 The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      o     you reinvested all dividends and other distributions;

      o     the average annual return was 5%;

      o the Fund's assets are invested in accordance with its asset allocation ranges;

      o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      o     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                         A Shares
                                                         --------
                        1 Year                              $509

                        3 Years                             $843

                        5 Years                           $1,200

                        10 Years                          $2,211

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Wilmington Moderate Asset Allocation Fund seeks long-term capital appreciation with current income. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

Investors with a time horizon of 5 to 10 years and who want an asset allocation with substantial equity and fixed income components.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by normally investing approximately 50% to 75% of its assets in Underlying Equity Funds and approximately 25% to 50% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Security Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risks

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                    WILMINGTON MODERATE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Moderate Portfolio Index and a blended Index consisting of the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The indices represent broad measures of market performance. The performance shown in the bar chart and performance table prior to March 15, 2006 is the performance of the Fund's predecessor, the Balanced Strategic Allocation Fund, a common trust fund (the "Moderate Allocation CTF"). The Moderate Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser and any class-specific expenses applicable to A Shares of the Fund. The Moderate Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Moderate Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

         ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION(1)

                                  [BAR CHART]

                       PERFORMANCE YEAR        RETURNS
                       ----------------        -------
                             2004               10.52%
                             2005                5.13%
                             2006               10.69%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 6.73%

                     BEST QUARTER               WORST QUARTER
                  -------------------         ----------------

                          7.78%                    -1.57%
                  (December 31, 2004)         (March 31, 2005)

MODERATE ASSET ALLOCATION FUND - A SHARES

                                                                    SINCE INCEPTION(2)   SINCE INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006(1)   1 YEAR   (DECEMBER 20, 2005)     (JULY 15, 2003)
-------------------------------------------------------   ------   -------------------   ------------------
Return Before Taxes                                        6.86%           7.14%                8.75%
Return After Taxes on Distributions(4)                     5.99%           6.18%                 N/A
Return After Taxes on Distributions and Sale of Fund
   Shares(4)                                               4.56%           5.50%                 N/A
DJ Global Moderate Portfolio Index (reflects no
   deductions for fees, expenses or taxes)(5)             11.91%          11.54%               13.56%
Blended Index (reflects no deductions for fees,
   expenses or taxes)(6)                                  11.00%          10.23%                8.72%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(3) Performance shown includes the performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006. As a common trust fund, the Moderate Allocation CTF was

----------
(1) Performance shown includes performance of the Fund's predecessor, the Moderate Allocation CTF, which operated as a common trust fund from July 15, 2003 through March 15, 2006.

treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(4) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The DJ Global Moderate Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Moderate Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 60%.

(6) The Blended Index is calculated by the investment adviser and represents the weighted return of 60% S&P 500 Index and 40% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index is a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     A Shares
                                                                    ----------
Maximum sales charge (load) imposed on purchases (1)                   3.50%
Maximum deferred sales charge (load)                                   None
Maximum sales charge (load) imposed on reinvested dividends (and
   other distributions)                                                None
Redemption fee(2)                                                      1.00%
Exchange fee(2)                                                        1.00%

(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                     A Shares
                                                                    ----------
Management fees                                                        None
Distribution (Rule 12b-1) fees                                         0.25%
Other expenses                                                         0.68%
Acquired Fund fees and expenses(1)                                     0.73%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                1.66%
Waivers/Reimbursements (3,4)                                          (0.18)%
NET ANNUAL FUND OPERATING EXPENSES (3,4)                               1.48%

1 "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds. Based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.41% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

2 "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

3 The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses" and any class-specific expenses exceed 0.50% through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves earlier termination.

4 The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      o     you reinvested all dividends and other distributions;

      o     the average annual return was 5%;

      o the Fund's assets are invested in accordance with its asset allocation ranges;

      o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      o     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                       A Shares
                                                      ----------
               1 Year                                     $495

               3 Years                                    $802

               5 Years                                  $1,130

               10 Years                                 $2,165

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Wilmington Conservative Asset Allocation Fund seeks current income and preservation of capital. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
INVESTOR PROFILE
--------------------------------------------------------------------------------

Investors with a time horizon of 3 to 5 years who want a relatively conservative asset allocation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND ASSET ALLOCATION
--------------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by normally investing approximately 50% to 70% of its assets in Underlying Fixed Income Funds and the Underlying Real Return Fund and approximately 30% to 50% of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. Government securities, money market funds and cash or cash equivalents. The foregoing policies may be changed without shareholder approval.

Please see "Principal Investment Strategies and Principal Risks" for a discussion of how RSMC allocates and reallocates the Fund's assets among particular Underlying Funds.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

o     Market Risk

o     Growth Investing Risk

o     Value Investing Risk

o     Small-Cap Risk

o     Foreign Security Risks

o     Emerging Markets Risk

o     Derivatives Risk

o     Leverage Risk

o     Risks of Real Estate-Related Securities

o     Credit Risk

o     Interest Rate Risk

o     Opportunity Risk

o     Multi-Manager Risk

o     Prepayment Risk

o     Government Obligations Risk

o     High Yield Bond Risks

o     Preferred Stock Risk

o     Liquidity Risk

o     IPO Risk

o     Valuation Risk

Please see "Investment Risks of the Underlying Funds" for a description of these principal risks and other risks associated with the Underlying Funds.

--------------------------------------------------------------------------------
PAST PERFORMANCE
--------------------------------------------------------------------------------

                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing the Fund's average annual total returns for one year and since inception, before and after taxes, compared with those of the DJ Global Moderately Conservative Portfolio Index and a blended Index consisting of the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The indices represent broad measures of market performance. The performance shown in the bar chart and performance table prior to March 16, 2006 is the performance of the Fund's predecessor, Growth & Income Strategic Allocation Fund, a common trust fund (the "Conservative Allocation CTF"). The Conservative Allocation CTF's performance has been restated to reflect "Net Annual Fund Operating Expenses" excluding any "Acquired Fund fees and expenses", but including contractual reimbursements by the investment adviser and any class-specific expenses applicable to A Shares of the Fund. The Conservative Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If Conservative Allocation CTF had been registered under the 1940 Act, its performance may have been different. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

         ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION(1)

                                   [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -------------------     -------
                             2004               7.21%
                             2005               3.93%
                             2006               8.22%

----------
      (1) Performance shown includes the performance of the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006.

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 5.50%

                BEST QUARTER              WORST QUARTER
             -------------------         ----------------

                    5.22%                    -1.24%
             (December 31, 2004)         (March 31, 2005)

CONSERVATIVE ASSET ALLOCATION FUND - A SHARES                          SINCE INCEPTION(2)    SINCE INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006(1)      1 YEAR   (DECEMBER 20, 2005)   (SEPTEMBER 1, 2003)
----------------------------------------------------------   ------   -------------------   -------------------
Return Before Taxes                                           4.48%          4.82%                 6.10%
Return After Taxes on Distributions(4)                        3.58%          3.88%                  N/A
Return After Taxes on Distributions and Sale of Fund
   Shares(4)                                                  2.96%          3.55%                  N/A
DJ Global Moderately Conservative Portfolio Index
   (reflects no deductions for fees, expenses or taxes)(5)    8.28%          8.02%                 9.77%
Blended Index (reflects no deductions for fees,
   expenses or taxes)(6)                                      8.66%          8.18%                 7.15%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) Performance shown is for the period beginning December 20, 2005, the date the Fund commenced operations as a mutual fund under the 1940 Act.

(3) Performance shown includes the performance of the Fund's predecessor, the Conservative Allocation CTF, which operated as a common trust fund from September 1, 2003 through March 15, 2006. As a common trust fund, the Conservative Allocation CTF was treated differently than the Fund for Federal income tax purposes. For example, a common trust fund does not make distributions to its investors. As a result, after-tax returns are not presented.

(4) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The DJ Global Moderately Conservative Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Moderately Conservative Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 40%.

(6) The Blended Index is calculated by the investment adviser and represents the weighted return of 40% S&P 500 Index and 60% Lehman Intermediate Government/Credit Index. The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks. The Lehman Intermediate Government/Credit Index, a widely recognized, unmanaged index of U.S. Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities, each limited to a maturity of no more than ten years.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     A Shares
                                                                    ----------
Maximum sales charge (load) imposed on purchases(1)                    3.50%
Maximum deferred sales charge (load)                                   None
Maximum sales charge (load) imposed on reinvested dividends (and
   other distributions)                                                None
Redemption fee(2)                                                      1.00%
Exchange fee(2)                                                        1.00%

----------
(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                     A Shares
                                                                    ----------
Management fees                                                        None
Distribution (Rule 12b-1) fees                                         0.25%
Other expenses (1)                                                     3.48%
Acquired Fund fees and expenses(1)                                     0.69%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                4.42%
Waivers/Reimbursements (3,4)                                          (2.98)%
NET ANNUAL FUND OPERATING EXPENSES (3,4)                               1.44%

----------
(1) "Acquired Funds" include (i) investment companies including the Underlying Funds, (ii) ETFs, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Underlying Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Underlying Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.41% to 1.25% for Institutional Shares of the Underlying Funds. The Fund invests in the least expensive class of shares of the Underlying Funds, and does not incur sales loads or Rule 12b-1 fees. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Underlying Funds.

(2) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(3) The investment adviser has contractually agreed to reimburse the Fund for "Other expenses" to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," and any class-specific expenses exceed 0.50% through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves earlier termination.

(4) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      o     you reinvested all dividends and other distributions;

      o     the average annual return was 5%;

      o the Fund's assets are invested in accordance with its asset allocation ranges;

      o the Fund's and Underlying Funds' operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      o     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                      A Shares
                                                     ----------
               1 Year                                  $  491

               3 Years                                 $  790

               5 Years                                 $1,109

               10 Years                                $3,687

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                            INVESTMENT STRATEGIES AND
                          RISKS OF THE UNDERLYING FUNDS

Information about the Funds' principal investment objectives, primary investment strategies and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying Funds. The list of Underlying Funds may change from time to time as funds are created, cease operations or are reorganized.

Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Funds' Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The following table summarizes the investment objectives and primary investments of the Wilmington Funds that may be used as Underlying Funds in each asset category.

For a complete description of these Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.


UNDERLYING EQUITY FUNDS                       INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Wilmington Multi-Manager International        long-term capital appreciation            foreign stocks
--------------------------------------------------------------------------------------------------------------------
Wilmington Multi-Manager Large-Cap            long-term capital appreciation            large-cap stocks
--------------------------------------------------------------------------------------------------------------------
Wilmington Multi-Manager Small-Cap            long-term capital appreciation            small-cap stocks
--------------------------------------------------------------------------------------------------------------------

UNDERLYING FIXED INCOME FUNDS                 INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Wilmington Broad Market Bond                  high total return/high current income     Investment grade bonds
--------------------------------------------------------------------------------------------------------------------
Wilmington Short/Intermediate-Term Bond       high total return/high current income     Investment grade bonds
--------------------------------------------------------------------------------------------------------------------

UNDERLYING REAL RETURN FUND                   INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Wilmington Multi-Manager Real Asset           long-term preservation of capital         Real estate-related
                                              with current income                       securities; TIPS; and
                                                                                        commodity/natural
                                                                                        resource-related securities
--------------------------------------------------------------------------------------------------------------------

UNDERLYING MONEY MARKET FUND                  INVESTMENT OBJECTIVE                      PRIMARY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Wilmington Prime Money Market                 capital preservation, liquidity and       money market instruments
                                              current income
--------------------------------------------------------------------------------------------------------------------

In addition to purchasing the securities listed in the table above under "Primary Investments," some or all of the Underlying Funds may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes;

enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Funds are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds.

For cash management purposes, the Underlying Funds may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

Certain Underlying Funds may engage in frequent trading of portfolio securities to achieve their principal investment strategies. Such frequent trading activity may cause a greater proportion of dividends paid out by a Fund to be characterized as ordinary income which is taxed at a higher rate than long term capital gains which may have the effect of lowering overall performance.

--------------------------------------------------------------------------------
ADDITIONAL UNDERLYING FUNDS
--------------------------------------------------------------------------------

In addition to the Underlying Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of RSMC and without shareholder approval.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS OF THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The following principal risks are associated with investments in the Underlying Funds and, indirectly, with your investment in a Fund. Each Underlying Fund may be subject to additional risks other than those described below because the types of investments made by an Underlying Fund can change over time. For a further description of the risks associated with the Underlying Funds, please see the Underlying Fund prospectuses, which are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

      o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of an Underlying Fund's share price. The use of derivatives may involve leverage. For some derivatives, it is possible for an Underlying Fund to lose more than the amount invested in the derivative instrument. See "Principal Risk Information - Leverage Risk".

      o EMERGING MARKETS RISK: Some foreign markets in which an Underlying Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Securities Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

      o FOREIGN SECURITY RISKS: The Underlying Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which an Underlying Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an Underlying Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Underlying Funds is determined on the basis of U.S. dollars, an Underlying Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of an Underlying Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of an Underlying Fund's holdings in foreign securities.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an Underlying Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

      o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

      o HIGH YIELD BOND RISKS: High yield bonds are subject to the following risks normally associated with investing in fixed-income securities: credit risk, interest rate risk, leverage risk, liquidity risk and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed-income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default or changes in the market's psychology.

      o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying Fund will vary with changes in interest rates.

      o IPO RISK: An Underlying Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. An Underlying Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of an Underlying Fund's portfolio as the Underlying Fund's assets increase (and thus have a more limited effect on performance).

      o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Underlying Funds will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

      o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      o MULTI-MANAGER RISK: The investment styles employed by sub-advisers of the Underlying Funds may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in an Underlying Fund indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from an Underlying Fund's realization of capital gains.

      o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      o PREFERRED STOCK RISK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

      o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

      o RISKS OF REAL ESTATE-RELATED SECURITIES: Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Risks may also arise where real estate companies fail to carry adequate insurance or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying Fund invests.

            Along with the risks common to real estate and real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Since REITs have expenses of their own, an Underlying Fund will bear a proportionate share of those expenses in addition to the expenses of the Underlying Fund.

      o SMALL-CAP RISK: Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

      o VALUATION RISK: The risk that an Underlying Fund has valued certain of its securities at a higher price than it can sell them.

      o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single A Share of a Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

AGGRESSIVE ASSET ALLOCATION FUND - A SHARES

                                                                             FOR THE PERIOD
                                                                 FOR THE      DECEMBER 20,
                                                               FISCAL YEAR      2005(1)
                                                                ENDED JUNE      THROUGH
                                                                 30, 2007    JUNE 30, 2006
                                                               -----------   --------------
NET ASSET VALUE - BEGINNING OF PERIOD ......................   $     10.54   $        10.00
                                                               -----------   --------------
INVESTMENT OPERATIONS:
   Net investment income(2) ................................          0.08             0.11(4)
   Net realized and unrealized gain on investments .........          1.80             0.48
                                                               -----------   --------------
     Total from investment operations ......................          1.88             0.59
                                                               -----------   --------------
DISTRIBUTIONS:
   From net investment income ..............................         (0.07)           (0.05)
   From net realized gains .................................         (0.16)              --
                                                               -----------   --------------
     Total distributions ...................................         (0.23)           (0.05)
                                                               -----------   --------------
NET ASSET VALUE - END OF PERIOD ............................   $     12.19   $        10.54
                                                               ===========   ==============
TOTAL RETURN (3) ...........................................         18.01%            5.93%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations .........................          0.75%            0.75%*
     Excluding expense limitations .........................          0.76%            3.59%*
     Net investment income .................................          0.69%            1.90%*(4)
Portfolio turnover rate ....................................            14%              24%**
Net assets at the end of period (000 omitted) ..............   $     5,070   $        1,614

----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results as a result of volatility in net assets and timing of distributions from the underlying funds.

MODERATE ASSET ALLOCATION FUND - A SHARES


                                                                                  FOR THE PERIOD
                                                                                   DECEMBER 20,
                                                                 FOR THE FISCAL      2005(1)
                                                                   YEAR ENDED        THROUGH
                                                                  JUNE 30, 2007   JUNE 30, 2006
                                                                 --------------   --------------
NET ASSET VALUE - BEGINNING OF PERIOD ........................   $        10.28   $        10.00
                                                                 --------------   --------------
INVESTMENT OPERATIONS:
   Net investment income(2) ..................................             0.21             0.16(4)
   Net realized and unrealized gain on investments ...........             1.01             0.19
                                                                 --------------   --------------
      Total from investment operations .......................             1.22             0.35
                                                                 --------------   --------------
DISTRIBUTIONS:
   From net investment income ................................            (0.21)           (0.07)
   From net realized gains ...................................            (0.10)              --
                                                                 --------------   --------------
      Total distributions ....................................            (0.31)           (0.07)
                                                                 --------------   --------------
NET ASSET VALUE - END OF PERIOD ..............................   $        11.19   $        10.28
                                                                 ==============   ==============
TOTAL RETURN(3) ..............................................            12.04%            3.49%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..........................             0.75%            0.75%*
      Excluding expense limitations ..........................             0.93%            1.87%*
   Net investment income .....................................             1.92%            3.03%*(4)
Portfolio turnover rate ......................................               34%              30%**
Net assets at the end of period (000 omitted) ................   $       14,539   $        4,419


----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results as a result of volatility in net assets and timing of distributions from the underlying funds.

CONSERVATIVE ASSET ALLOCATION FUND - A SHARES



                                                                                FOR THE PERIOD
                                                                 FOR THE FISCAL DECEMBER 20, 2005(1)
                                                                 YEAR ENDED         THROUGH
                                                                 JUNE 30, 2007    JUNE 30, 2006
                                                                 -----------   --------------------
NET ASSET VALUE - BEGINNING OF PERIOD ........................        $10.17                 $10.00
                                                                 -----------   --------------------
INVESTMENT OPERATIONS:
   Net investment income(2) ..................................          0.27                   0.19(4)
   Net realized and unrealized gain on investments ...........          0.66                   0.06
                                                                 -----------   --------------------
      Total from investment operations .......................          0.93                   0.25
                                                                 -----------   --------------------
DISTRIBUTIONS:
   From net investment income ................................         (0.25)                 (0.08)
   From net realized gains ...................................         (0.05)                    --
                                                                 -----------   --------------------
      Total distributions ....................................         (0.30)
                                                                 -----------   --------------------
NET ASSET VALUE - END OF PERIOD ..............................        $10.80                 $10.17
                                                                 ===========   ====================
TOTAL RETURN (3) .............................................          9.30%                  2.53%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..........................          0.75%                  0.75%*
      Excluding expense limitations ..........................          3.73%                 10.98%*
   Net investment income .....................................          2.57%                  3.46%*(4)
Portfolio turnover rate ......................................            47%                    23%**
Net assets at the end of period (000 omitted) ................        $3,273                   $723


----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results as a result of volatility in net assets and timing of distributions from the underlying funds.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds and the Underlying Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Funds and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.

RSMC provides services exclusively to investment companies sponsored by it and its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management. The Funds do not directly pay an advisory fee to RSMC or WTIM. Instead, the Funds indirectly pay their proportionate share of the advisory and sub-advisory fees paid by the Underlying Funds.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

The day-to-day management of the Funds is the responsibility of a group of WTIM investment professionals, who determine each Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Funds' day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.

AMANDA M. COGAR, CFA has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.

The Funds' SAI provides additional information about each Fund Manager's compensation, other accounts managed by each Fund Manager and each Fund Manager's ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Funds' primary service providers.

Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                             TRANSFER AGENT

        RODNEY SQUARE MANAGEMENT CORP.                                   PFPC INC.

           1100 NORTH MARKET STREET                                   760 MOORE ROAD

             WILMINGTON, DE 19890                                KING OF PRUSSIA, PA 19406

Manages each Fund's investment activities and          Handles certain shareholder services,
oversees Fund administration and other service         including recordkeeping and statements,
providers.                                             payment of distributions and processing of
                                                       buy and sell requests.
-------------------------------------------------      -----------------------------------------------

                    -------------------------------------------------------------
                                          WT MUTUAL FUND

                            WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                             WILMINGTON MODERATE ASSET ALLOCATION FUND
                           WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

                    -------------------------------------------------------------

Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
            SUB-ADMINISTRATOR AND                                         CUSTODIAN
               ACCOUNTING AGENT

                  PFPC INC.                                       WILMINGTON TRUST COMPANY

             301 BELLEVUE PARKWAY                                 1100 NORTH MARKET STREET

             WILMINGTON, DE 19809                                   WILMINGTON, DE 19890

Provides facilities, equipment and personnel to        Holds each Fund's assets, settles all
carry out administrative services related to each      portfolio trades and collects most of the
Fund and calculates each Fund's NAV and                valuation data required for calculating each
distributions.                                         Fund's NAV per share.
-------------------------------------------------      -----------------------------------------------

                                           Distribution
                    -------------------------------------------------------------
                                           DISTRIBUTOR

                               PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                          760 MOORE ROAD

                                    KING OF PRUSSIA, PA 19406

                                  Distributes the Funds' Shares.
                    -------------------------------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

The price of each Fund's shares is based on its net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. With respect to any portion of a Fund's assets that is invested in one or more Underlying Funds, the Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds prospectuses for a description of how securities of the Underlying Funds are valued.) Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict or (iv) significant domestic or foreign market fluctuations. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington

Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

                  In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

      o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

      o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

                  The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

                  A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                                  AS A PERCENTAGE OF   AS A PERCENTAGE OF
        YOUR INVESTMENT             OFFERING PRICE      YOUR INVESTMENT
        ---------------           ------------------   ------------------
        $1,000 up to $100,000            3.50%                3.63%
        $100,000 up to $250,000          2.00%                2.04%
        $250,000 up to $500,000          1.50%                1.52%
        Over $500,000                    None                 None

SALES CHARGE REDUCTIONS AND WAIVERS

                  REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

      o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

      o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

            To use these privileges, discuss your eligibility with your financial consultant.

            NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

      o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

      o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

      o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

      o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, RSMC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

      o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

                  You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

The Funds' SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Funds' website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call (800) 336-9970.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Asset Allocation Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

      Regular mail:                      Overnight mail:
      -------------                      ---------------
      Wilmington Asset Allocation Funds  Wilmington Asset Allocation Funds
      c/o PFPC Inc.                      c/o PFPC Inc.
      P.O. Box 9828                      101 Sabin Street
      Providence, RI 02940               Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by RSMC, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by RSMC, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Underlying Funds invest significantly in foreign securities traded on markets which close prior to when such Underlying Fund determines its net asset value, market timing can cause dilution in the value of such Underlying Fund's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying Fund when the net asset value of the Underlying Fund does reflect the value of the underlying portfolio securities. While each of the Underlying Funds has procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Underlying Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Underlying Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of the Underlying Funds' shares held by long-term investors.

There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

      Regular mail:                      Overnight mail:
      -------------                      ---------------
      Wilmington Asset Allocation Funds  Wilmington Asset Allocation Funds
      c/o PFPC Inc.                      c/o PFPC Inc.
      P.O. Box 9828                      101 Sabin Street
      Providence, RI 02940               Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS:

If the value of your investment in a Fund falls below the $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

For additional information on other ways to redeem shares, please refer to the Funds' SAI.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

You may exchange all or a portion of your A Shares in a Fund for A Shares of the following Wilmington Funds:

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Short / Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance requirement has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for A Shares.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are exchanged within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

Prospectuses for A Shares of the other Wilmington Funds may be obtained free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. A Fund's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

A Fund's distributions of a net long-term capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts, and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

The A Shares of the Funds have adopted a distribution plan under Rule 12b-1 that allows the Funds to pay a fee to the Distributor for the sale and distribution of A Shares. Because these fees are paid out of the Funds' assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of each Fund's average daily net assets of its A Shares is 0.25%.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and RSMC will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Funds may be obtained free of charge by contacting:

            WT Mutual Fund
            c/o PFPC Inc.
            101 Sabin Street
            Pawtucket, RI 02860-1427
            (800) 336-9970
            9:00 a.m. to 5:00 p.m. Eastern time

The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

The investment company registration number is 811-08648.

                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND

                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND


                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

         This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that these Funds:

         o        are not bank deposits

         o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         o        are not federally insured

         o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

         o        are not guaranteed to achieve their goal(s).



         These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

A LOOK AT THE GOALS, STRATEGIES,            Summary..........................................................1
RISKS, EXPENSES AND FINANCIAL               Performance Information..........................................3
HISTORY OF EACH FUND.                       Fees and Expenses...............................................10
                                            Example.........................................................11
                                            Investment Objective............................................12
                                            Principal Investment Strategies.................................12
                                            Additional Risk Information.....................................15
                                            Financial Highlights............................................18

DETAILS ABOUT THE SERVICE               MANAGEMENT OF THE FUNDS
PROVIDERS.                                  Investment Adviser..............................................22
                                            Sub-Advisers....................................................22
                                            Fund Managers...................................................23
                                            Service Providers...............................................25


POLICIES AND INSTRUCTIONS FOR           SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    Pricing of Shares...............................................26
CLOSING AN ACCOUNT IN ANY OF                Purchase of Shares..............................................26
THE FUNDS.                                  Redemption of Shares............................................28
                                            Exchange of Shares..............................................31
                                            Distributions...................................................32
                                            Taxes...........................................................32

DETAILS ON THE FUNDS'                   DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS                   Additional Compensation to Financial Intermediaries.............33
AND SHARE CLASSES.                          Share Classes...................................................33
                                        FOR MORE INFORMATION................................................34


                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND

                         WILMINGTON LARGE-CAP VALUE FUND

                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective                  o      The WILMINGTON LARGE-CAP CORE FUND,
                                             the WILMINGTON LARGE-CAP VALUE
                                             FUND, the WILMINGTON SMALL-CAP CORE
                                             FUND, the WILMINGTON SMALL-CAP
                                             GROWTH FUND and the WILMINGTON
                                             SMALL-CAP VALUE FUND each seeks
                                             long-term capital appreciation.

                                      o      The WILMINGTON LARGE-CAP GROWTH
                                             FUND seeks superior long-term
                                             growth of capital.

--------------------------------------------------------------------------------
Investment Focus                      o      Equity (or equity-related)
                                             securities

--------------------------------------------------------------------------------
Share Price Volatility                o      High
--------------------------------------------------------------------------------
Primary Investment Strategies         o      The WILMINGTON LARGE-CAP CORE FUND
                                             invests at least 80% of its assets
                                             in a diversified portfolio of U.S.
                                             equity (or equity-related)
                                             securities of large-cap companies.
                                             The Fund's investment adviser
                                             employs a combined growth and value
                                             investment approach and invests in
                                             stocks of companies with
                                             characteristics the investment
                                             adviser believes are attractive to
                                             the equity securities marketplace.

                                      o      The WILMINGTON LARGE-CAP GROWTH
                                             FUND invests at least 80% of its
                                             assets in a diversified portfolio
                                             of U.S. equity (or equity-related)
                                             securities of large-cap companies.
                                             The Fund's investment adviser
                                             employs a growth investment
                                             approach and invests in stocks of
                                             companies with growth
                                             characteristics.

                                      o      The WILMINGTON LARGE-CAP VALUE FUND
                                             invests at least 80% of its assets
                                             in a diversified portfolio of U.S.
                                             equity (or equity-related)
                                             securities of large-cap companies.
                                             The Fund's investment adviser
                                             employs a value investment approach
                                             and invests in stocks of companies
                                             with value characteristics.

                                      o      The WILMINGTON SMALL-CAP CORE FUND
                                             invests at least 80% of its assets
                                             in a diversified portfolio of U.S.
                                             equity (or equity-related)
                                             securities of small-cap companies.
                                             The Fund's investment adviser
                                             employs a combined growth and value
                                             investment approach and invests in
                                             stocks of companies with
                                             characteristics the investment
                                             adviser believes are attractive to
                                             the equity securities marketplace.

                                      o      The WILMINGTON SMALL-CAP GROWTH
                                             FUND invests at least 80% of its
                                             assets in a diversified portfolio
                                             of U.S. equity (or equity-related)
                                             securities of small-cap companies.
                                             The Fund's investment adviser
                                             employs a growth investment
                                             approach and invests in stocks of
                                             companies with growth
                                             characteristics.

                                      o      The WILMINGTON SMALL-CAP VALUE FUND
                                             invests at least 80% of its assets
                                             in a diversified portfolio of U.S.
                                             equity (or equity-related)
                                             securities of small-cap companies.
                                             The Fund's investment adviser
                                             employs a value investment approach
                                             and invests in stocks of companies
                                             with value characteristics.

--------------------------------------------------------------------------------
Principal Risks                       The Funds are subject to the risks
                                      summarized below and further described
                                      under the heading "Additional Risk
                                      Information."

                                      o      An investment in a Fund is not a
                                             deposit of Wilmington Trust
                                             Company or any of its affiliates
                                             and is not insured or guaranteed by
                                             the FDIC or any other governmental
                                             agency.

                                      o      It is possible to lose money by
                                             investing in a Fund. There is no
                                             guarantee that the stock market or
                                             the stocks that a Fund holds will
                                             increase in value.

                                      o      A Fund's share price will fluctuate
                                             in response to changes in the
                                             market value of the Fund's
                                             investments. Market value changes
                                             result from business developments
                                             affecting an issuer as well as
                                             general market and economic
                                             conditions.

                                      o      Growth-oriented investments may be
                                             more volatile than the rest of the
                                             U.S. stock market as a whole.

                                      o      A value-oriented investment
                                             approach is subject to the risk
                                             that a security believed to be
                                             undervalued does not appreciate in
                                             value as anticipated.

                                      o      Small-capitalization companies may
                                             be more vulnerable to adverse
                                             business or economic developments
                                             than large companies, and their
                                             securities may be less liquid and
                                             more volatile than securities of
                                             larger companies.

                                      o      The performance of a Fund will
                                             depend on whether the investment
                                             adviser is successful in pursuing
                                             its investment strategy.

--------------------------------------------------------------------------------
Investor Profile                      o      Investors who want the value of
                                             their investment to grow and who
                                             are willing to accept more
                                             volatility for the possibility of
                                             higher returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


                         WILMINGTON LARGE-CAP CORE FUND

         The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and 10 years, before and after taxes, compare with those of the Russell 1000 Index, which is a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             1997               26.13%
                             1998               29.66%
                             1999               22.41%
                             2000              -11.47%
                             2001              -17.55%
                             2002              -27.95%
                             2003               25.85%
                             2004                5.41%
                             2005                9.13%
                             2006               10.42%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 8.05%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                  21.62%                        -17.98%
            (December 31, 1998)          (September 30, 2002)


LARGE-CAP CORE FUND - INSTITUTIONAL SHARES

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                            1 YEAR          5 YEARS         10 YEARS
----------------------------------------------------                            ------          -------         --------
Return Before Taxes                                                             10.42%           2.87%           5.34%
Return After Taxes on Distributions (1)                                         10.05%           2.54%           4.16%
Return After Taxes on Distributions and Sale of Shares (1)                       6.75%           2.29%           4.11%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes) (2)     15.46%           6.82%           8.64%

------------
(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

                        WILMINGTON LARGE-CAP GROWTH FUND

         The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one, five and ten years, before and after taxes, compared with those of the Russell 1000 Growth Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Until February 23, 1998, the Fund invested in both large and small capitalization securities. Currently, the Fund invests primarily in large capitalization equity securities with growth characteristics. Accordingly, the Fund's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             1997               27.50%
                             1998               23.58%
                             1999               48.10%
                             2000              -21.09%
                             2001              -33.06%
                             2002              -30.37%
                             2003               26.65%
                             2004                2.17%
                             2005                9.74%
                             2006                5.08%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 10.91%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                  41.39%                        -25.62%
            (December 31, 1999)            (March 31, 2001)


LARGE-CAP GROWTH FUND - INSTITUTIONAL SHARES

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                      1 YEAR         5 YEARS         10 YEARS
----------------------------------------------------                      ------         -------         --------
Return Before Taxes                                                        5.08%           0.77%           2.51%
Return After Taxes on Distributions (1)                                    5.04%           0.74%           1.05%
Return After Taxes on Distributions and Sale of Shares (1)                 3.30%           0.64%           1.97%
Russell 1000 Growth Index (reflects no deductions for fees, expenses       9.07%           2.69%           5.44%
or taxes) (2)

------------
(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON LARGE-CAP VALUE FUND

         The bar chart and performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of the Russell 1000 Value Index, a broad measure of market performance. This performance information includes the performance of the Fund's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (I.E., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             1997               24.55%
                             1998               -2.75%
                             1999                3.02%
                             2000               19.15%
                             2001               -5.14%
                             2002              -28.06%
                             2003               25.79%
                             2004               15.12%
                             2005                3.49%
                             2006               15.81%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 6.81%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                 17.84%                         -19.03%
              (June 30, 2003)            (September 30, 2002)

LARGE-CAP VALUE FUND - INSTITUTIONAL SHARES

                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                     1 YEAR     5 YEARS      JUNE 29, 1998     10 YEARS (1)
----------------------------------------------------                     ------     -------      -------------     ------------
Return Before Taxes                                                      15.81%      4.54%           3.90%           5.82%(2)
Return After Taxes on Distributions (3)                                  15.31%      4.27%           3.43%            N/A
Return After Taxes on Distributions and Sale of Shares (3)               10.25%      3.78%           3.11%            N/A
Russell 1000 Value Index (reflects no deductions for fees, expenses      22.25%      10.86%          7.67%           11.00%
   or taxes) (4)

------------
(1) For periods prior to June 29, 1998, the Fund's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund was treated differently than the Fund for Federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON SMALL-CAP CORE FUND

         The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for one year, five years and since inception, before and after taxes, compared with those of the Russell 2000 Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             1999               21.86%
                             2000                2.31%
                             2001               -1.37%
                             2002              -23.91%
                             2003               32.59%
                             2004               12.83%
                             2005                7.01%
                             2006               12.42%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 3.46%

               BEST QUARTER                  WORST QUARTER
                  22.89%                        -22.01%
             (March 31, 2000)            (September 30, 2001)


SMALL-CAP CORE FUND-INSTITUTIONAL SHARES

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

                                                                                                             SINCE INCEPTION
                                                                                      1 YEAR     5 YEARS      (JUNE 29, 1998)
                                                                                      ------     -------      ---------------
Return Before Taxes                                                                   12.42%       6.49%            5.54%
Return After Taxes on Distributions (1)                                                9.04%       5.35%            4.53%
Return After Taxes on Distributions and Sale of Shares (1)                            10.18%       5.28%            4.48%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) (2)           18.37%      11.39%            8.15%

------------
(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

                        WILMINGTON SMALL-CAP GROWTH FUND

         The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compared with those of the Russell 2000 Growth Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             2006                8.36%




       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 14.58%

               BEST QUARTER                  WORST QUARTER
                  12.95%                        -6.77%
             (March 31, 2006)               (June 30, 2006)


SMALL-CAP GROWTH FUND-INSTITUTIONAL SHARES                                                                  SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                                          1 YEAR       (DECEMBER 20, 2005)
----------------------------------------------------                                          ------       -------------------
Return Before Taxes                                                                            8.36%              6.09%
Return After Taxes on Distributions (1)                                                        8.36%              6.09%
Return After Taxes on Distributions and Sale of Shares (1)                                     5.43%              5.18%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes) (2)            13.35%             13.30%

------------
(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the peformance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Indices are unmanaged and reflect the reinvestment of dividends.

                         WILMINGTON SMALL-CAP VALUE FUND

         The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compared with those of the Russell 2000 Value Index, a broad measure of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             2006               19.94%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: -2.73%

               BEST QUARTER                  WORST QUARTER
                  13.58%                        -7.11%
             (March 31, 2006)               (June 30, 2006)


SMALL-CAP VALUE FUND-INSTITUTIONAL SHARES                                                                   SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                                         1 YEAR       (DECEMBER 20, 2005)
----------------------------------------------------                                         ------       -------------------
Return Before Taxes                                                                          19.94%             17.75%
Return After Taxes on Distributions (1)                                                      19.63%             17.45%
Return After Taxes on Distributions and Sale of Shares (1)                                   12.94%             14.90%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes) (2)            23.48%             22.75%

------------
(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Indices are unmanaged and reflect the reinvestment of dividends.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

         The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

SHAREHOLDER FEES                                                                                      INSTITUTIONAL
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                                 SHARES
-----------------------------------------                                                                 ------
Maximum sales charge (load) imposed on purchases                                                           None
Maximum deferred sales charge                                                                              None
Maximum sales charge (load) imposed on reinvested dividends (and other distributions)                      None
Redemption fee (1)                                                                                        1.00%
Exchange fee (1)                                                                                          1.00%

------------
(1) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                 LARGE-CAP    LARGE-CAP    LARGE-CAP    SMALL-CAP    SMALL-CAP       SMALL-CAP
                                 CORE FUND   GROWTH FUND   VALUE FUND   CORE FUND   GROWTH FUND     VALUE FUND
                               ---------------------------------------------------------------------------------
Management fees                    0.60%        0.60%        0.60%        0.83%        0.75%           0.75%
Distribution (Rule 12b-1) fees      None         None         None         None         None           None
Other expenses                     0.53%        0.45%        0.51%        0.72%        6.87%           9.36%
Acquired Fund fees and
expenses (1)                       ----(2)      ----(2)      ----(2)      ----(2)      ----(2)         ----(2)
TOTAL ANNUAL FUND OPERATING
EXPENSES                           1.13%        1.05%        1.11%        1.55%        7.62%          10.11%
Waivers/reimbursements           (0.33)%(3,4)  (0.01)%(3)   (0.01)%(3)   (0.02)%(3)   (6.57)%(3,4)    (9.06)%(3,4)
NET EXPENSES                      0.80%(3,4)    1.04%(3)     1.10%(3)     1.53%(3)     1.05%(3,4)      1.05%(3,4)

------------
(1) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(2)  Acquired Fund fees and expenses are less than 0.005%.

(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

(4) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund, excluding "Acquired Fund fees and expenses" and class-specific expenses, exceed 0.80%, 1.05% and 1.05%, respectively, through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves their earlier termination.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

         This Example is intended to help you compare the cost of investing in Institutional Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         o        you reinvested all dividends and other distributions;

         o        the average annual return was 5%;

         o the Fund's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                                      1 YEAR             3 YEARS            5 YEARS            10 YEARS
--------------------                                   ------------      --------------     --------------     ---------------
Large-Cap Core Fund                                       $82               $255               $444               $1,209
Large-Cap Growth Fund                                     $106              $333               $578               $1,282
Large-Cap Value Fund                                      $112              $352               $611               $1,351
Small-Cap Core Fund                                       $156              $488               $843               $1,844
Small-Cap Growth Fund                                     $107              $334               $579               $4,910
Small-Cap Value Fund                                      $107              $334               $579               $5,977

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS OF INSTITUTIONAL SHARES, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         The WILMINGTON LARGE-CAP CORE FUND, the WILMINGTON LARGE-CAP VALUE FUND, the WILMINGTON SMALL-CAP CORE FUND, the WILMINGTON SMALL-CAP GROWTH FUND and the WILMINGTON SMALL-CAP VALUE FUND each seeks long-term capital appreciation. The WILMINGTON LARGE-CAP GROWTH FUND seeks superior long-term growth of capital.

         The investment objective for each of the Large-Cap Core Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund may be changed without shareholder approval. The investment objective for each of the Large-Cap Growth Fund, Large-Cap Value Fund and the Small-Cap Core Fund may not be changed without shareholder approval.

         There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         The Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate each Fund's holdings among various market sectors based on economic analysis of the overall business cycle.

         The WILMINGTON LARGE-CAP CORE FUND, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of common or preferred stock of U.S. companies that have attractive growth or value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Index.

         The WILMINGTON LARGE-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Growth Index.

         The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Value Index.

         The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in equity securities of small-cap companies. The Fund currently employs a multi-manager approach utilizing RSMC and two sub-advisers with differing investment philosophies to each manage a portion of the Fund's assets under the general supervision of RSMC.

         Under normal market conditions, the Small-Cap Core Fund will invest in common or preferred stock of U.S. companies that have attractive growth or value characteristics with a market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 Index or S&P 600 SmallCap Index.

         RSMC allocates a portion of the Fund's assets between two sub-advisers which employ alternatively growth-oriented and value-oriented stock selection techniques. RSMC does not allocate assets according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation. When making these decisions, RSMC considers a variety of quantitative and qualitative components. RSMC will use returns-based and holdings-based style analysis tools to assess and to maintain style neutrality within the Fund. RSMC will consider the investment style, process, past results and expected future returns of each sub-adviser. RSMC may also consider proprietary research provided by the investment sub-advisers. RSMC is responsible for determining and adjusting the percentages allocated to the sub-advisers and may reallocate assets between the sub-advisers at any time.

         The multi-manager arrangement is expected to take advantage of the experience of RSMC and the sub-advisers. This multiple investment approach is designed to give the Fund broad exposure to small-cap companies in the U.S. equity markets. The successful performance of one of the sub-advisers will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

         PRINCIPAL INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE SMALL-CAP CORE FUND. Below is a discussion on the principal investment strategies of each of the Fund's sub-advisers.

         ROXBURY CAPITAL MANAGEMENT, LLC ("ROXBURY"). Under normal market conditions, Roxbury will direct the Fund's investment in the following equity or equity-related securities:

         o common stocks of U.S. companies that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P SmallCap 600 Index ("small-cap companies")

         o options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small-cap companies

         o        options on indices of the common stock of small-cap companies

         o contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small-cap companies, and options upon such futures contracts.

         As of September 30, 2007, the market capitalization of the companies that make up the S&P SmallCap 600 Index was between $300 million and $2 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Roxbury may also direct the Fund's investment in certain option and financial futures contracts ("derivatives") and foreign securities, including ADRs.

         Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above-average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

         CRAMER ROSENTHAL MCGLYNN, LLC ("CRM"). Under normal market conditions, CRM will direct the Fund's investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:

         o common and preferred stocks of U.S. companies that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market

         o securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of small-cap companies

         o        warrants.

         The market capitalization range of the Russell 2000 Value Index changes constantly; as of September 30, 2007, the range was from $261.8 million to $2.5 billion.

         CRM uses a value investment strategy whereby it seeks to identify changes that are material to a company's operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow -- operationally, financially, managerially -- when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being "neglected by investors" and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the market place will eventually recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

         For cash management purposes, the Small-Cap Core Fund may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

         The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Growth Index and the S&P SmallCap 600 Growth Index.

         The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Value Index and the S&P SmallCap 600 Value Index.

         EACH OF THE FUNDS. The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (I.E., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

         In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

         Each Fund may use other strategies and engage in other investment practices, which are more fully described in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

         The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI:

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of the Fund's share price. The use of derivatives may involve leverage. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. See "Principal Risk Information - Leverage Risk".

         o FOREIGN SECURITY RISKS: The Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

                           CURRENCY RISK. Because the foreign securities in which a Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, a Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund's holdings in foreign securities.

                           FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States.

                           FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                           INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

                           INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                           POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

         o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

         o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

         o SMALL-CAP RISK: Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

         o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of the Small-Cap Core Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

LARGE-CAP CORE FUND
INSTITUTIONAL SHARES

                                                                           FOR THE FISCAL YEARS ENDED JUNE 30
                                                   ----------------------------------------------------------------------------
                                                      2007             2006             2005            2004           2003
                                                   ------------     ------------     -----------     ------------    ----------
NET ASSET VALUE - BEGINNING OF YEAR.......            $16.36           $15.61           $14.87         $13.14         $13.68
                                                   ------------     ------------     -----------     ------------    ----------

INVESTMENT OPERATIONS:
Net investment income.....................             0.19(1)          0.14 (1)         0.45           0.10           0.15
   Net realized and unrealized gain (loss)
     on investments.......................             2.62             0.86             0.65           1.78          (0.55)
                                                   ------------     ------------     -----------     ------------    ----------
     Total from investment operations.....             2.81             1.00             1.10           1.88          (0.40)
                                                   ------------     ------------     -----------     ------------    ----------

DISTRIBUTIONS:

   From net investment income.............            (0.20)           (0.25)           (0.36)         (0.15)         (0.11)
   From net realized gains................              --               --               --             --           (0.03)
                                                   ------------     ------------     -----------     ------------    ----------
     Total distributions..................            (0.20)           (0.25)           (0.36)         (0.15)         (0.14)
                                                   ------------     ------------     -----------     ------------    ----------

NET ASSET VALUE - END OF YEAR.............            $18.97           $16.36           $15.61         $14.87         $13.14
                                                   ============     ============     ===========     ============    ==========

TOTAL RETURN..............................            17.29%            6.41%           7.51%          14.38%         (2.86)%

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
DATA: (2)

   Expenses:
     Including expense limitations........             0.80%            0.80%           0.80%           0.80%          0.80%
     Excluding expense limitations........             1.13%            1.14%           1.43%           1.13%          1.05%
   Net investment income..................             1.07%            0.85%           1.16%           0.73%          1.04%
Portfolio turnover rate...................               73%              91%            113%             27%            50%
Net assets at the end of year (000 omitted)           $35,187          $51,896         $26,829         $58,794        $61,380

------------------------
(1) The net investment income per share was calculated using the average shares outstanding method.

(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large-Cap Core Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

LARGE-CAP GROWTH FUND (1)
   INSTITUTIONAL SHARES

                                                                        FOR THE FISCAL YEARS ENDED JUNE 30
                                                    ---------------------------------------------------------------------------
                                                       2007           2006           2005(1)          2004            2003
                                                    -----------    -----------     -----------     -----------     ------------
NET ASSET VALUE - BEGINNING OF YEAR........           $10.73         $10.31          $9.93           $ 8.73          $ 8.70
                                                    -----------    -----------     -----------     -----------     ------------

INVESTMENT OPERATIONS:

   Net investment income...................           0.02 (4)         --(2,4)        0.03            0.01             --(2)
   Net realized and unrealized gain (loss) on
     investments...........................            1.87           0.42            0.38            1.20            0.03
                                                    -----------    -----------     -----------     -----------     ------------
     Total from investment operations......            1.89           0.42            0.41            1.21            0.03
                                                    -----------    -----------     -----------     -----------     ------------

DISTRIBUTIONS:

   From net investment income..............           (0.01)           --(2)         (0.03)          (0.01)            --
                                                    -----------    -----------     -----------     -----------     ------------
     Total distributions............                  (0.01)           --            (0.03)          (0.01)            --
                                                    -----------    -----------     -----------     -----------     ------------

NET ASSET VALUE - END OF YEAR..............           $12.61         $10.73          $10.31          $ 9.93          $ 8.73
                                                    ===========    ===========     ===========     ===========     ============
TOTAL RETURN...............................           17.66%         4.12%           4.09%           13.86%           0.35%

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
   DATA: (3)

   Expenses:
     Including expense limitations.........           1.04%          1.13%           1.10%           0.98%            0.95%
     Excluding expense limitations.........           1.05%          1.15%           1.15%           1.01%            0.98%
   Net investment income (loss)............           0.14%         (0.01)%          0.28%           0.08%           (0.02)%
Portfolio turnover rate....................            87%            129%            230%            87%              51%
Net assets at the end of year  (000 omitted)         $41,200        $50,321         $35,809         $49,418          $58,620

-----------
(1) Effective December 15, 2004, Rodney Square Management Corporation replaced Roxbury Capital Management, LLC as the Adviser to the Large-Cap Growth Fund.

(2)  Less than $0.01 per share.

(3) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - WT Large-Cap Growth Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

(4) The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE-CAP VALUE FUND -
   INSTITUTIONAL SHARES

                                                                        FOR THE FISCAL YEARS ENDED JUNE 30
                                                              -----------------------------------------------------------------
                                                               2007         2006          2005          2004           2003
                                                             ---------    ----------    ----------    ----------     ----------
NET ASSET VALUE - BEGINNING OF YEAR................           $10.91       $10.16         $9.45         $8.19          $8.20
                                                             ---------    ----------    ----------    ----------     ----------

INVESTMENT OPERATIONS:

   Net investment income...........................            0.15(2)      0.10 (2)      0.12          0.08           0.06
   Net realized and unrealized gain on
     investments...................................            2.10         0.81          0.70          1.26           0.01
                                                             ---------    ----------    ----------    ----------     ----------
     Total from investment operations..............            2.25         0.91          0.82          1.34           0.07
                                                             ---------    ----------    ----------    ----------     ----------

DISTRIBUTIONS:

   From net investment income......................           (0.15)       (0.16)        (0.11)        (0.08)         (0.07)
   From net realized gains.........................             --           --            --            --           (0.01)
                                                             ---------    ----------    ----------    ----------     ----------
     Total distributions...........................           (0.15)       (0.16)        (0.11)        (0.08)         (0.08)
                                                             ---------    ----------    ----------    ----------     ----------

NET ASSET VALUE - END OF YEAR......................           $13.01       $10.91        $10.16         $9.45          $8.19
                                                             =========    ==========    ==========    ==========     ==========
TOTAL RETURN.......................................           20.71%        8.99%         8.66%        16.47%          0.92%

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA: (1)

   Expenses:
     Including expense limitations.................           1.10%         1.04%         1.02%         1.00%          1.06%
     Excluding expense limitations.................           1.11%         1.06%         1.05%         1.03%          1.13%
   Net investment income...........................           1.30%         0.91%         1.13%         0.94%          0.93%
   Portfolio turnover rate.........................            83%          129%           28%           26%            87%
Net assets at the end of year (000 omitted)........          $39,067       $42,421       $47,968       $51,729        $47,301

-----------
(1) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large-Cap Value Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure

(2) The net investment income per share was calculated using the average shares outstanding method.

SMALL-CAP CORE FUND -
   INSTITUTIONAL SHARES

                                                                        FOR THE FISCAL YEARS ENDED JUNE 30
                                                            -------------------------------------------------------------------
                                                              2007          2006          2005          2004           2003
                                                            ----------    ----------    ----------    ----------    -----------
NET ASSET VALUE - BEGINNING OF YEAR...............           $11.29        $10.63        $10.75         $8.59         $9.15
                                                            ----------    ----------    ----------    ----------    -----------

INVESTMENT OPERATIONS:

   Net investment loss (1)........................           (0.09)        (0.07)        (0.07)        (0.07)         (0.02)
   Net realized and unrealized gain (loss)
     on investments...............................            1.81          1.48          0.67          2.23          (0.54)
                                                            ----------    ----------    ----------    ----------    -----------
     Total from investment operations.............            1.72          1.41          0.60          2.16          (0.56)
                                                            ----------    ----------    ----------    ----------    -----------

DISTRIBUTIONS:

   From net realized gains........................           (1.69)        (0.75)        (0.72)          --             --
                                                            ----------    ----------    ----------    ----------    -----------
     Total distributions..........................           (1.69)        (0.75)        (0.72)          --             --
                                                            ----------    ----------    ----------    ----------    -----------

NET ASSET VALUE - END OF YEAR.....................           $11.32        $11.29        $10.63        $10.75         $8.59
                                                            ==========    ==========    ==========    ==========    ===========
TOTAL RETURN .....................................           16.40%        13.65%         5.65%        25.15%        (6.12)%

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA: (2)

   Expenses:
     Including expense limitations................            1.53%         1.34%         1.27%         1.19%         1.00%
     Excluding expense limitations................            1.54%         1.36%         1.29%         1.21%         1.01%
   Net investment loss............................           (0.82)%       (0.70)%       (0.69)%       (0.74)%       (0.21)%
Portfolio turnover rate...........................            137%          142%           15%          142%           62%
Net assets at the end of year (000 omitted).......           $33,275       $48,750       $53,510       $73,324       $73,700

-----------
(1) The net investment loss per share was calculated using the average shares outstanding method.

(2) For the periods presented through November 30, 2003, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Core Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. For the period December 1, 2003 through June 30, 2005, the Fund operated in a "fund-of-funds" structure. The expense and the net investment income (loss) ratios during this period include expenses allocated from the underlying funds, WT Investment Trust I - Small Cap Growth Series and WT Investment Trust I - Small Cap Value Series, and the portfolio turnover rate reflects the Fund's investment activity. Since July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

SMALL-CAP GROWTH FUND -
   INSTITUTIONAL SHARE

                                                                    FOR THE FISCAL             FOR THE PERIOD
                                                                      YEAR ENDED             DECEMBER 20, 2005(1)
                                                                     JUNE 30, 2007         THROUGH JUNE 30, 2006
                                                                  --------------------    -------------------------
NET ASSET VALUE - BEGINNING OF PERIOD.........                          $10.33                     $10.00
                                                                  --------------------    -------------------------

INVESTMENT OPERATIONS:

   Net investment income (loss) (2)...........                            ---                      (0.01)
   Net realized and unrealized gain
     on investments...........................                           1.86                       0.34
                                                                  --------------------    -------------------------
     Total from investment operations.........                           1.86                       0.33
                                                                  --------------------    -------------------------

NET ASSET VALUE - END OF PERIOD...............                          $12.19                     $10.33
                                                                  ====================    =========================
TOTAL RETURN .................................                          18.01%                    3.30% **

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:

   Expenses:
     Including expense limitations............                           1.05%                    1.05% *
     Excluding expense limitations............                           7.61%                    8.17% *
   Net investment loss........................                           0.04%                   (0.25)% *
Portfolio turnover rate.......................                            57%                      55% **
Net assets at the end of period (000                                    $2,216                     $3,343
   omitted)...................................

------------
*    Annualized
**   Not annualized
(1)  Commencement of operations.
(2) The net investment income (loss) per share was calculated using the average shares outstanding method.

SMALL-CAP VALUE FUND -
   INSTITUTIONAL SHARES

                                                             FOR THE FISCAL YEAR             FOR THE PERIOD
                                                                    ENDED                  DECEMBER 20, 2005(1)
                                                                 JUNE 30, 2007            THROUGH JUNE 30, 2006
                                                           ---------------------------     --------------------
NET ASSET VALUE - BEGINNING OF PERIOD......                          $10.38                      $10.00
                                                           ---------------------------     --------------------

INVESTMENT OPERATIONS:

   Net investment income (2)...............                            0.06                        0.05
   Net realized and unrealized gain
     on investments........................
                                                                      2.18                        0.36
                                                           ---------------------------     --------------------
     Total from investment operations......                           2.24                        0.41
                                                           ---------------------------     --------------------

DISTRIBUTIONS:

   From investment income..................                          (0.08)                      (0.03)
                                                           ---------------------------     --------------------
     Total distributions...................                          (0.08)                      (0.03)
                                                           ---------------------------     --------------------

NET ASSET VALUE - END OF PERIOD............                          $12.54                      $10.38
                                                           ===========================     ====================
TOTAL RETURN ..............................                          21.69%                     4.13% **

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:

   Expenses:
     Including expense limitations.........                         1.05% *                      1.05% *
     Excluding expense limitations.........                         10.11% *                    18.03% *
   Net investment income ..................                         0.50% *                      0.92% *
Portfolio turnover rate....................                         116% **                      60% **
Net assets at the end of period (000 omitted)                        $1,605                      $1,371

------------
*    Annualized
**   Not annualized
(1)  Commencement of operations.
(2) The net investment income per share was calculated using the average shares outstanding method.

                             MANAGEMENT OF THE FUNDS

         The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

         For the fiscal year ended June 30, 2007, RSMC or its affiliates, received from the Funds the following advisory fees, after waivers and reimbursements, as a percentage of average daily net assets:

                  Large-Cap Core Fund                          0.28%
                  Large-Cap Growth Fund                        0.60%
                  Large-Cap Value Fund                         0.60%
                  Small-Cap Core Fund                          0.83%
                  Small-Cap Growth Fund                        ----
                  Small-Cap Value Fund                         ----


         WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

         A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
SUB-ADVISERS
--------------------------------------------------------------------------------

         CRM, located at 520 Madison Avenue, New York, New York 10022, serves as a sub-adviser to the Small-Cap Core Fund. As a sub-adviser, CRM has the responsibility for directing a portion of the Fund's investments, subject to the direction of RSMC. CRM and its predecessors have managed equity investments for mutual funds, corporate pension funds, educational, community, religious and private endowments and foundations as well as for individuals in a value-oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of September 30, 2007, CRM had approximately $11.8 billion of assets under management.

         Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as a sub-adviser for the Small-Cap Core Fund. As a sub-adviser, Roxbury has the responsibility for directing a portion of the Fund's investments, subject to the direction of RSMC. Roxbury has provided investment advisory services in a growth style to mutual funds and other institutional accounts including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. As of September 30, 2007, Roxbury had assets under management of approximately $2.9 billion.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

ALL FUNDS

         The day-to-day management of each Fund is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

         REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

         ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

         ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

         RAFAEL E. TAMARGO is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Rafael spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

         EDWARD S. FORRESTER is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.

         ALLEN E. CHOINSKI, CFA is an Assistant Vice President and is responsible for quantitative equity research and portfolio management to support Wilmington Trust's quantitatively managed equity funds. He also develops targeted quantitative models and processes to assist the fundamental research effort at the firm. Prior to joining Wilmington Trust in 2007, Allen worked with Alpha Equity Management, LLC, where he researched and implemented quantitative equity investment strategies. Allen began his investment management career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management, where he was responsible for both fundamental and quantitative research to support ING's international equity funds. Allen holds a master's degree in Business Administration from Villanova University, and a bachelor's degree in Engineering from Pennsylvania State University. He is a CFA(R) charterholder and a member of the CFA(R) Society of Philadelphia.

SMALL-CAP CORE FUND

         The management of the Small-Cap Core Fund and its sub-advisers is the responsibility of a group of RSMC professionals, which makes its style allocation and sub-adviser investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

         Each sub-adviser to the Small-Cap Core Fund makes the day-to-day investment decisions for the portion of the Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

         ROXBURY CAPITAL MANAGEMENT, LLC.

         STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marshman is a member of Roxbury's Small-Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Management Group ("Columbia") where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the U.S. Air Force. He has a B.S. from the U.S. Air Force Academy and an M.B.A. from Golden Gate University.

         ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marvin is a member of Roxbury's Small-Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.

         BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has over ten years of investment management experience. Mr. Smoluch is a member of Roxbury's Small-Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

         CRAMER ROSENTHAL MCGLYNN, LLC.

         Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small-Cap Core Fund managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small-Cap Core Fund managed by CRM are set forth below.

         James P. Stoeffel and Carl d. Brown, are co-leaders of the team responsible for the management of the Small-Cap Value strategy at CRM.

         JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

         CARL D. BROWN is a Senior Vice President of CRM and is responsible for the day-to-day management of the Small-Cap Value Fund. Prior to joining the firm in 1999, Carl was a tax consultant and CPA at KPMG Peat Marwick. He received a BA from the University of Pennsylvania and as MBA from New York University's Stern School of Business. Carl has served as portfolio manager of the Small-Cap Value Fund since 2007.

         The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

         The chart below provides information on the Funds' primary service providers.

Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                             TRANSFER AGENT

        RODNEY SQUARE MANAGEMENT CORP.                                   PFPC INC.

           1100 NORTH MARKET STREET                                   760 MOORE ROAD

             WILMINGTON, DE 19890                                KING OF PRUSSIA, PA 19406

Manages each Fund's investment activities and          Handles certain shareholder services,
oversees Fund administration and other service         including recordkeeping and statements,
providers.                                             payment of distributions and processing of
                                                       buy and sell requests.
-------------------------------------------------      -----------------------------------------------

          -------------------------------------------------------------
                                 WT MUTUAL FUND

                             WILMINGTON LARGE-CAP CORE FUND

                            WILMINGTON LARGE-CAP GROWTH FUND

                             WILMINGTON LARGE-CAP VALUE FUND


                             WILMINGTON SMALL-CAP CORE FUND

                            WILMINGTON SMALL-CAP GROWTH FUND

                             WILMINGTON SMALL-CAP VALUE FUND

                    -------------------------------------------------------------

Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
            SUB-ADMINISTRATOR AND                                         CUSTODIAN
               ACCOUNTING AGENT

                  PFPC INC.                                       WILMINGTON TRUST COMPANY

             301 BELLEVUE PARKWAY                                 1100 NORTH MARKET STREET

             WILMINGTON, DE 19809                                   WILMINGTON, DE 19890

Provides facilities, equipment and personnel to        Holds each Fund's assets, settles all
carry out administrative services related to each      portfolio trades and collects most of the
Fund and calculates each Fund's NAV and                valuation data required for calculating each
distributions.                                         Fund's NAV per share.
-------------------------------------------------      -----------------------------------------------

                                           Distribution
                    -------------------------------------------------------------
                                           DISTRIBUTOR

                               PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                          760 MOORE ROAD

                                    KING OF PRUSSIA, PA 19406

                                  Distributes the Funds' Shares.
                    -------------------------------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

         The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

         Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

         PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (I.E., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

         Fund shares are offered on a continuous basis and are sold without sales charges. The minimum initial investment in Institutional Shares of each Fund is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

         You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Funds will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

         In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

                  REGULAR MAIL:                      OVERNIGHT MAIL:
                  -------------                      ---------------
                  Wilmington Equity Funds            Wilmington Equity Funds
                  c/o PFPC Inc.                      c/o PFPC Inc.
                  P.O.  Box 9828                     101 Sabin Street
                  Providence, RI 02940               Pawtucket, RI  02860-1427

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

         It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

         You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

         REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

         FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

         Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

         There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

         BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

         Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

                  REGULAR MAIL:                      OVERNIGHT MAIL:
                  -------------                      ---------------
                  Wilmington Equity Funds            Wilmington Equity Funds
                  c/o PFPC Inc.                      c/o PFPC Inc.
                  P.O.  Box 9828                     101 Sabin Street
                  Providence, RI 02940               Pawtucket, RI  02860-1427

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

         Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

         In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares. If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

         EXCHANGE OF SHARES

         You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

                  Wilmington Aggressive Asset Allocation Fund
                  Wilmington Moderate Asset Allocation Fund
                  Wilmington Conservative Asset Allocation Fund
                  Wilmington ETF Allocation Fund
                  Wilmington Prime Money Market Fund
                  Wilmington U.S. Government Money Market Fund
                  Wilmington Tax-Exempt Money Market Fund
                  Wilmington Short/Intermediate-Term Bond Fund
                  Wilmington Broad Market Bond Fund
                  Wilmington Municipal Bond Fund
                  Wilmington Large-Cap Core Fund
                  Wilmington Large-Cap Value Fund
                  Wilmington Large-Cap Growth Fund
                  Wilmington Small-Cap Core Fund
                  Wilmington Small-Cap Value Fund
                  Wilmington Small-Cap Growth Fund
                  Wilmington Multi-Manager Large-Cap Fund
                  Wilmington Multi-Manager Small-Cap Fund
                  Wilmington Multi-Manager International Fund
                  Wilmington Multi-Manager Real Asset Fund
                  Wilmington Fundamentally Weighted Large Company Fund Wilmington Fundamentally Weighted Small Company Fund

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

                                      -31

         FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

         Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

         As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

         The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

         It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

         The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

         If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

         Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

         The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.


                                      -33

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

         Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

                  WT Mutual Fund
                  c/o PFPC Inc.
                  101 Sabin Street
                  Pawtucket, RI  02860-1427
                  (800) 336-9970
                  9:00 a.m. to 5:00 p.m.  Eastern time

         The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.


            The investment company registration number is 811-08648.

                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND


                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND


                                OF WT MUTUAL FUND
                                    A SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

     o    are not bank deposits

     o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

     o    are not federally insured

     o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

     o    are not guaranteed to achieve their goal(s).



A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                            FUND DESCRIPTIONS
A LOOK AT THE GOALS, STRATEGIES,            Summary......................................................... 1
RISKS, EXPENSES AND FINANCIAL               Performance Information......................................... 4
HISTORY OF EACH FUND.                       Fees and Expenses...............................................12
                                            Example.........................................................13
                                            Investment Objective............................................14
                                            Principal Investment Strategies.................................14
                                            Additional Risk Information.....................................17
                                            Financial Highlights............................................20

DETAILS ABOUT THE SERVICE                   MANAGEMENT OF THE FUNDS
 PROVIDERS                                  Investment Adviser..............................................26
                                            Sub-Advisers....................................................26
                                            Fund Managers...................................................27
                                            Service Providers...............................................29

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    Pricing of Shares...............................................30
CLOSING AN ACCOUNT IN ANY OF                Purchase of Shares..............................................30
THE FUNDS.                                  Redemption of Shares............................................33
                                            Exchange of Shares..............................................36
                                            Distributions...................................................37
                                            Taxes...........................................................37

DETAILS ON THE FUNDS'                       DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS,                  Distribution Fees...............................................38
RULE 12B-1 FEES AND                         Additional Compensation to Financial Intermediaries.............38
SHARE CLASSES.                              Share Classes...................................................38

                                            FOR MORE INFORMATION............................................39


                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND

                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND


                                    A SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective                o    The WILMINGTON LARGE-CAP CORE FUND, the
                                         WILMINGTON LARGE-CAP VALUE FUND, the
                                         WILMINGTON SMALL-CAP CORE FUND, the
                                         WILMINGTON SMALL-CAP GROWTH FUND and
                                         the WILMINGTON SMALL-CAP VALUE FUND
                                         each seeks long-term capital
                                         appreciation.

                                    o    The WILMINGTON LARGE-CAP GROWTH FUND
                                         seeks superior long-term growth of
                                         capital.

--------------------------------------------------------------------------------

Investment Focus                    o    Equity (or equity-related) securities

--------------------------------------------------------------------------------
Share Price Volatility              o    High

--------------------------------------------------------------------------------
Primary Investment Strategies       o    The WILMINGTON LARGE-CAP CORE FUND
                                         invests at least 80% of its assets in
                                         a diversified portfolio of U.S. equity
                                         (or equity-related) securities of
                                         large-cap companies. The Fund's
                                         investment adviser employs a combined
                                         growth and value investment approach
                                         and invests in stocks of companies
                                         with characteristics the investment
                                         adviser believes are attractive to the
                                         equity securities marketplace.

                                    o    The WILMINGTON LARGE-CAP GROWTH FUND
                                         invests at least 80% of its assets in a
                                         diversified portfolio of U.S. equity
                                         (or equity-related) securities of
                                         large-cap companies. The Fund's
                                         investment adviser employs a growth
                                         investment approach and invests in
                                         stocks of companies with growth
                                         characteristics.

                                    o    The WILMINGTON LARGE-CAP VALUE FUND
                                         invests at least 80% of its assets in a
                                         diversified portfolio of U.S. equity
                                         (or equity-related) securities of
                                         large-cap companies. The Fund's
                                         investment adviser employs a value
                                         investment approach and invests in
                                         stocks of companies with value
                                         characteristics.

                                    o    The WILMINGTON SMALL-CAP CORE FUND
                                         invests at least 80% of its assets in a
                                         diversified portfolio of U.S. equity
                                         (or equity-related) securities of
                                         small-cap companies. The Fund's
                                         investment adviser employs a combined
                                         growth and value investment approach
                                         and invests in stocks of companies with
                                         characteristics the investment adviser
                                         believes are attractive to the equity
                                         securities marketplace.

                                    o    The WILMINGTON SMALL-CAP GROWTH FUND
                                         invests at least 80% of its assets in a
                                         diversified portfolio of U.S. equity
                                         (or equity-related) securities of
                                         small-cap companies. The Fund's
                                         investment adviser employs a growth
                                         investment approach and invests in
                                         stocks of companies with growth
                                         characteristics.

                                    o    The WILMINGTON SMALL-CAP VALUE FUND
                                         invests at least 80% of its assets in a
                                         diversified portfolio of U.S. equity
                                         (or equity-related) securities of
                                         small-cap companies. The Fund's
                                         investment adviser employs a value
                                         investment approach and invests in
                                         stocks of companies with value
                                         characteristics.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Risks                     The Funds are subject to the risks
                                    summarized below and further described under the heading "Additional Risk Information."

                                    o    An investment in a Fund is not a
                                         deposit of Wilmington Trust Company or
                                         any of its affiliates and is not
                                         insured or guaranteed by the FDIC or
                                         any other governmental agency.

                                    o    It is possible to lose money by
                                         investing in a Fund. There is no
                                         guarantee that the stock market or the
                                         stocks that a Fund holds will increase
                                         in value.

                                    o    A Fund's share price will fluctuate in
                                         response to changes in the market
                                         value of the Fund's investments.
                                         Market value changes result from
                                         business developments affecting an
                                         issuer as well as general market and
                                         economic conditions.

                                    o    Growth-oriented investments may be
                                         more volatile than the rest of the
                                         U.S. stock market as a whole.

                                    o    A value-oriented investment approach
                                         is subject to the risk that a security
                                         believed to be undervalued does not
                                         appreciate in value as anticipated.

                                    o    Small-capitalization companies may be
                                         more vulnerable to adverse business or
                                         economic developments than large
                                         companies, and their securities may be
                                         less liquid and more volatile than
                                         securities of larger companies.

                                    o    The performance of a Fund will depend
                                         on whether the investment adviser is
                                         successful in pursuing its investment
                                         strategy.

--------------------------------------------------------------------------------
Investor Profile                    o    Investors who want the value of their
                                         investment to grow and who are willing
                                         to accept more volatility for the
                                         possibility of higher returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


                        WILMINGTON LARGE-CAP CORE FUND

         The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 1000 Index, which is a broad measure of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


            ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             2006               10.11%



      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 7.88%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                  7.20%                         -4.37%
            (December 31, 2006)             (June 30, 2006)

LARGE-CAP CORE FUND - A SHARES (1)

                                                                                                             SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                                          1 YEAR       (DECEMBER 20, 2005)
----------------------------------------------------                                          ------       -------------------
Return Before Taxes                                                                            6.27%              5.52%
Return After Taxes on Distributions (2)                                                        5.97%              5.24%
Return After Taxes on Distributions and Sale of Shares (2)                                     4.06%              4.52%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes) (3)                   15.46%             14.15%

------------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

                       WILMINGTON LARGE-CAP GROWTH FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 1000 Growth Index, a broad measure of market performance. A Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


            ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             2006                4.82%



      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 10.66%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                  5.96%                         -7.43%
           (December 31, 2006)              (June 30, 2006)


LARGE-CAP GROWTH FUND - A SHARES (1)

                                                                                           SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                   1 YEAR            (DECEMBER 20, 2005)
----------------------------------------------------                   ------            -------------------
Return Before Taxes                                                    1.17%                    1.14%
Return After Taxes on Distributions (2)                                1.16%                    1.12%
Return After Taxes on Distributions and Sale of Shares (2)             0.76%                    0.96%
Russell 1000 Growth Index (reflects no deductions for fees, expenses   9.07%                    7.93%
   or taxes) (3)

------------
(1) Average annual returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                        WILMINGTON LARGE-CAP VALUE FUND

                  The bar chart and performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 1000 Value Index, a broad measure of market performance. A Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

            ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             2006               15.64%



      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 6.63%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                  9.27%                        -1.48%
            (December 31, 2006)            (June 30, 2006)

LARGE-CAP VALUE FUND - A SHARES (1)

                                                                                                   SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                          1 YEAR              (DECEMBER 20, 2005)
----------------------------------------------------                          ------              -------------------
Return Before Taxes                                                           11.63%                  10.94%
Return After Taxes on Distributions (2)                                       11.23%                  10.57%
Return After Taxes on Distributions and Sale of Shares (2)                     7.54%                   9.07%
Russell 1000 Value Index (reflects no deductions for fees, expenses           22.25%                  20.73%
   or taxes) (3)

------------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets. The Indices are unmanaged and reflect the reinvestment of dividends.

                        WILMINGTON SMALL-CAP CORE FUND

The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 2000 Index, a broad measure of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


            ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             2006               12.26%


      Calendar Year-to-Date Total Return as of September 30, 2007: 3.18%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                 12.12%                         -6.32%
             (March 31, 2006)               (June 30, 2006)


SMALL-CAP CORE FUND-A SHARES (1)

                                                                                                  SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                            1 YEAR          (DECEMBER 20, 2005)
----------------------------------------------------                            ------          -------------------
Return Before Taxes                                                              8.32%                8.61%
Return After Taxes on Distributions (2)                                          5.05%                5.44%
Return After Taxes on Distributions and Sale of Shares (2)                       7.44%                6.37%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) (3)     18.37%               17.99%

------------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

                       WILMINGTON SMALL-CAP GROWTH FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compared with those of the Russell 2000 Growth Index, a broad measure of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


            ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             2006                8.05%



      Calendar Year-to-Date Total Return as of September 30, 2007: 14.43%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                 12.84%                        -6.78%
             (March 31, 2006)               (June 30, 2006)


SMALL-CAP GROWTH FUND-A SHARES (1)

                                                                                               SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                          1 YEAR         (DECEMBER 20, 2005)
----------------------------------------------------                          ------         -------------------
Return Before Taxes                                                            4.23%             2.24%
Return After Taxes on Distributions (2)                                        4.23%             2.24%
Return After Taxes on Distributions and Sale of Shares (2)                     2.75%             1.91%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or
   taxes) (3)                                                                 13.35%            13.30%

------------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Indices are unmanaged and reflect the reinvestment of dividends.

                        WILMINGTON SMALL-CAP VALUE FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year since inception, before and after taxes, compared with those of the Russell 2000 Value Index, a broad measure of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


            ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                       PERFORMANCE YEARS       RETURNS
                       -----------------       -------
                             2006               19.65%


      Calendar Year-to-Date Total Return as of September 30, 2007: -2.89%

               BEST QUARTER                  WORST QUARTER
               ------------                  -------------
                  13.48%                        -7.14%
             (March 31, 2006)               (June 30, 2006)


SMALL-CAP VALUE FUND-A SHARES (1)

                                                                                                 SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                             1 YEAR        (DECEMBER 20, 2005)
----------------------------------------------------                             ------        -------------------
Return Before Taxes                                                              15.44%                 13.52%
Return After Taxes on Distributions (2)                                          15.24%                 13.32%
Return After Taxes on Distributions and Sale of Shares (2)                       10.02%                 11.37%
Russell 2000 Value Index (reflects no deductions for fees, expenses or
   taxes) (3)                                                                    23.48%                 22.75%

------------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Indices are unmanaged and reflect the reinvestment of dividends.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

         The table below shows the fees and expenses that you may pay if you buy and hold A Shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                         A
                                                                                                SHARES
                                                                                                ------
Maximum sales charge (load) imposed on purchases (1)                                             3.50%
Maximum deferred sales charge                                                                    None
Maximum sales charge (load) imposed on reinvested dividends (and other distributions)            None
Redemption fee (2)                                                                               1.00%
Exchange fee (2)                                                                                 1.00%

------------
(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                            LARGE-CAP     LARGE-CAP      LARGE-CAP      SMALL-CAP      SMALL-CAP    SMALL-CAP
                            CORE FUND    GROWTH FUND     VALUE FUND     CORE FUND     GROWTH FUND   VALUE FUND
                            -----------  -------------  -------------  -------------  ------------  -----------
Management fees               0.60%         0.60%          0.60%          0.83%          0.75%        0.75%
Distribution (Rule 12b-1)
fees                          0.25%         0.25%          0.25%          0.25%          0.25%        0.25%
Other expenses                0.53%         0.45%          0.51%          0.72%          6.90%        9.33%
Acquired Fund fees and
expenses (1)                  ----(2)       ----(2)        ----(2)        ----(2)        ----(2)      ----(2)
TOTAL ANNUAL FUND
   OPERATING EXPENSES         1.38%         1.30%          1.36%          1.80%          7.90%       10.33%
Waivers/reimbursements      (0.33)%(3,4)   (0.01)%(3)     (0.01)%(3)     (0.02)%(3)    (6.60)%(3,4)  (9.03)%(3,4)
NET EXPENSES                 1.05%(3,4)     1.29%(3)       1.35%(3)       1.78%(3)     1.30%(3,4)     1.30%(3,4)

------------
(1) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(2)  Acquired Fund fees and expenses are less than 0.005%.

(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

(4) The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Core Fund, Small-Cap Growth Fund and Small-Cap Value Fund, excluding "Acquired Fund fees and expenses" and class-specific expenses, exceed 0.80%, 1.05% and 1.05%, respectively, through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves their earlier termination.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

          This Example is intended to help you compare the cost of investing in A Shares of each Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          o    you reinvested all dividends and other distributions;

          o    the average annual return was 5%;

          o the Fund's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          o you redeemed all of your investment at the end of each time period.

          Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

A SHARES                                1 YEAR           3 YEARS          5 YEARS            10 YEARS
--------                             ------------     -------------    -------------     ---------------
Large-Cap Core Fund                      $453              $672             $909              $1,794
Large-Cap Growth Fund                    $477              $747            $1,037             $1,862
Large-Cap Value Fund                     $483              $765            $1,068             $1,927
Small-Cap Core Fund                      $525              $895            $1,289             $2,390
Small-Cap Growth Fund                    $478              $748            $1,038             $5,289
Small-Cap Value Fund                     $478              $748            $1,038             $6,268



THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS OF A SHARES, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

         The WILMINGTON LARGE-CAP CORE FUND, the WILMINGTON LARGE-CAP VALUE FUND, the WILMINGTON SMALL-CAP CORE FUND, the WILMINGTON SMALL-CAP GROWTH FUND and the WILMINGTON SMALL-CAP VALUE FUND each seeks long-term capital appreciation. The WILMINGTON LARGE-CAP GROWTH FUND seeks superior long-term growth of capital.

         The investment objective for each of the Large-Cap Core Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund may be changed without shareholder approval. The investment objective for each of the Large-Cap Growth Fund, Large-Cap Value Fund and the Small-Cap Core Fund may not be changed without shareholder approval.

          There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                  The Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate each Fund's holdings among various market sectors based on economic analysis of the overall business cycle.

                  The WILMINGTON LARGE-CAP CORE FUND, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of common or preferred stock of U.S. companies that have attractive growth or value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Index.

                  The WILMINGTON LARGE-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Growth Index.

                  The WILMINGTON LARGE-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase of at least $2 billion or that are constituents of the Russell 1000 Value Index.

                  The WILMINGTON SMALL-CAP CORE FUND invests at least 80% of its assets in equity securities of small-cap companies. The Fund currently employs a multi-manager approach utilizing RSMC and two sub-advisers with differing investment philosophies to each manage a portion of the Fund's assets under the general supervision of RSMC.

                  Under normal market conditions, the Small-Cap Core Fund will invest in common or preferred stock of U.S. companies that have attractive growth or value characteristics with a market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 Index or S&P SmallCap 600 Index.

                  RSMC allocates a portion of the Fund's assets between two sub-advisers which employ alternatively growth-oriented and value-oriented stock selection techniques. RSMC does not allocate assets according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation. When making these decisions, RSMC considers a variety of quantitative and qualitative components. RSMC will use returns-based and holdings-based style analysis tools to assess and to maintain style neutrality within the Fund. RSMC will consider the investment style, process, past results and expected future returns of each sub-adviser. RSMC may also consider proprietary research provided by the investment sub-advisers. RSMC is responsible for determining and adjusting the percentages allocated to the sub-advisers and may reallocate assets between the sub-advisers at any time.

                  The multi-manager arrangement is expected to take advantage of the experience of RSMC and the sub-advisers. This multiple investment approach is designed to give the Fund broad exposure to small-cap companies in the U.S. equity markets. The successful performance of one of the sub-advisers will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

          PRINCIPAL INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE SMALL-CAP CORE FUND. Below is a discussion on the principal investment strategies of each of the Fund's sub-advisers.

          ROXBURY CAPITAL MANAGEMENT, LLC ("ROXBURY"). Under normal market conditions, Roxbury will direct the Fund's investment in the following equity or equity-related securities:

          o common stocks of U.S. companies that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P SmallCap 600 Index ("small-cap companies")

          o options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small-cap companies

          o    options on indices of the common stock of small-cap companies

          o contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small-cap companies, and options upon such futures contracts.

         As of September 30, 2007, the market capitalization of the companies that make up the S&P SmallCap 600 Index was between $300 million and $2 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Roxbury may also direct the Fund's investment in certain option and financial futures contracts ("derivatives") and foreign securities, including ADRs.

         Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above-average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

         CRAMER ROSENTHAL MCGLYNN, LLC ("CRM"). Under normal market conditions, CRM will direct the Fund's investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:

          o common and preferred stocks of U.S. companies that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market

          o securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of small-cap companies

          o    warrants.

         The market capitalization range of the Russell 2000 Value Index changes constantly; as of September 30, 2007, the range was from $261.8 million to $2.5 billion.

         CRM uses a value investment strategy whereby it seeks to identify changes that are material to a company's operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow -- operationally, financially, managerially -- when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being "neglected by investors" and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the market place will eventually recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

         For cash management purposes, the Small-Cap Core Fund may maintain cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

                  The WILMINGTON SMALL-CAP GROWTH FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. companies that have attractive growth characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Growth Index and the S&P SmallCap 600 Growth Index.

                  The WILMINGTON SMALL-CAP VALUE FUND invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of small-cap companies. RSMC employs a value investment approach and invests in common or preferred stock of U.S. companies that have attractive value characteristics with market capitalizations at the time of purchase similar to those in the Russell 2000 Value Index and the S&P SmallCap 600 Value Index.

                  EACH OF THE FUNDS. The frequency of portfolio transactions and each Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Fund performance.

          In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Fund will be unable to achieve its investment objective.

          Each Fund may use other strategies and engage in other investment practices, which are more fully described, in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

          The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' SAI:

          o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of the Fund's share price. The use of derivatives may involve leverage. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. See "Principal Risk Information - Leverage Risk.

          o FOREIGN SECURITY RISKS: The Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

               CURRENCY RISK. Because the foreign securities in which a Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, a Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund's holdings in foreign securities.

               FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States.

               FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

               INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

               INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

               POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

     o GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

     o VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

     o SMALL-CAP RISK: Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

     o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

                                     -18

          o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

          o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

          o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

          o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of the Small-Cap Core Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.











                                     -19

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.


LARGE-CAP CORE FUND - A SHARES

                                                                                                      FOR THE PERIOD
                                                                                  FOR THE YEAR      DECEMBER 20, 2005(1)
                                                                                     ENDED               THROUGH
                                                                                 JUNE 30, 2007        JUNE 30, 2006
                                                                                 ---------------    -------------------
NET ASSET VALUE - BEGINNING OF PERIOD.........................................       $16.35               $16.43
                                                                                 ---------------    -------------------

INVESTMENT OPERATIONS:
   Net investment income (2)..................................................        0.14                 0.06
   Net realized and unrealized loss on investments............................        2.63                (0.05)
                                                                                 ---------------    -------------------
     Total from investment operations.........................................        2.77                 0.01
                                                                                 ---------------    -------------------
DISTRIBUTIONS:
   From net investment income.................................................       (0.17)               (0.09)
                                                                                 ---------------    -------------------
     Total distributions......................................................       (0.17)               (0.09)
                                                                                 ---------------    -------------------
NET ASSET VALUE - END OF PERIOD...............................................       $18.95               $16.35
                                                                                 ===============    ===================
TOTAL RETURN (3) .............................................................       17.04%              0.06%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations............................................       1.05%                1.05%*
     Excluding expense limitations............................................       1.37%                1.37%*
   Net investment income .....................................................       0.79%                0.72%*
Portfolio turnover rate.......................................................        73%                   91%(4)
Net assets at the end of period (000 omitted).................................        $12                  $10

------------
*    Annualized

**   Not annualized

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

LARGE-CAP GROWTH FUND - A SHARES

                                                                                                      FOR THE PERIOD
                                                                                  FOR THE YEAR     DECEMBER 20, 2005(1)
                                                                                      ENDED             THROUGH
                                                                                  JUNE 30, 2007       JUNE 30, 2006
                                                                                  --------------    ------------------
NET ASSET VALUE - BEGINNING OF PERIOD.........................................       $10.72              $11.10

INVESTMENT OPERATIONS:

   Net investment loss (2)....................................................       (0.01)              (0.01)
   Net realized and unrealized gain (loss) on investments.....................        1.87               (0.37)
                                                                                  --------------    ------------------
     Total from investment operations.........................................        1.86               (0.38)

DISTRIBUTIONS:
   From net investment income.................................................       (0.01)               ----
                                                                                  --------------    ------------------
     Total distributions......................................................       (0.01)               ----
                                                                                  --------------    ------------------
                                                                                  --------------    ------------------

NET ASSET VALUE - END OF PERIOD...............................................       $12.57              $10.72
                                                                                  ==============    ==================
TOTAL RETURN (3) .............................................................       17.31%             (3.42)%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations............................................        1.29%              1.38%*
     Excluding expense limitations............................................        1.29%              1.40%*
   Net investment loss........................................................       (0.12)%            (0.12)%*
Portfolio turnover rate.......................................................         87%                129%(4)
Net assets at the end of period (000 omitted).................................         $11                 $10

-----------

*    Annualized

**   Not annualized

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

LARGE-CAP VALUE FUND - A SHARES

                                                                                                      FOR THE PERIOD
                                                                                  FOR THE YEAR      DECEMBER 20, 2005(1)
                                                                                      ENDED              THROUGH
                                                                                  JUNE 30, 2007       JUNE 30, 2006
                                                                                  --------------    -------------------
NET ASSET VALUE - BEGINNING OF PERIOD.........................................       $10.91               $10.59
                                                                                  --------------    -------------------
INVESTMENT OPERATIONS:
   Net investment income (2)..................................................        0.12                 0.04
   Net realized and unrealized gain on investments............................        2.10                 0.31
                                                                                  --------------    -------------------
     Total from investment operations.........................................        2.22                 0.35
                                                                                  --------------    -------------------

DISTRIBUTIONS:
   From net investment income.................................................       (0.12)               (0.03)
                                                                                  --------------    -------------------
     Total distributions......................................................       (0.12)               (0.03)
                                                                                  --------------    -------------------

NET ASSET VALUE - END OF PERIOD...............................................       $13.01               $10.91
                                                                                  ==============    ===================
TOTAL RETURN (3) .............................................................       20.42%              3.36%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations............................................        1.35%               1.34%*
     Excluding expense limitations............................................        1.36%               1.38%*
   Net investment income......................................................        1.01%               0.77%*
Portfolio turnover rate.......................................................         83%                129%(4)
Net assets at the end of period (000 omitted).................................         $36                 $10

--------------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

SMALL-CAP CORE FUND - A SHARES

                                                                                                      FOR THE PERIOD
                                                                                  FOR THE YEAR      DECEMBER 20, 2005(1)
                                                                                      ENDED              THROUGH
                                                                                  JUNE 30, 2007       JUNE 30, 2006
                                                                                  --------------    -------------------

NET ASSET VALUE - BEGINNING OF PERIOD.........................................      $11.27              $10.67
                                                                                                   ------------------

INVESTMENT OPERATIONS:
   Net investment loss (2)....................................................      (0.12)              (0.06)
   Net realized and unrealized gain on investments............................       1.81                0.66
                                                                                 --------------    ------------------
     Total from investment operations.........................................       1.69                0.60
                                                                                 --------------    ------------------

DISTRIBUTIONS:
   From net realized gain.....................................................      (1.69)               ----
                                                                                 --------------    ------------------
     Total distributions......................................................      (1.69)               ----
                                                                                 --------------    ------------------

NET ASSET VALUE - END OF PERIOD...............................................      $11.27              $11.27
                                                                                 ==============    ==================
TOTAL RETURN (3)..............................................................      16.15%              5.62%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations............................................      1.78%               1.64%*
     Excluding expense limitations............................................      1.79%               1.67%*
   Net investment loss........................................................     (1.09)%             (0.96)%*
Portfolio turnover rate.......................................................       137%                142%(4)
Net assets at the end of period (000 omitted).................................       $12                  $11

------------
*    Annualized

**   Not annualized

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.


                                     -23

SMALL-CAP GROWTH FUND - A SHARES

                                                                                                      FOR THE PERIOD
                                                                                  FOR THE YEAR      DECEMBER 20, 2005(1)
                                                                                      ENDED              THROUGH
                                                                                  JUNE 30, 2007       JUNE 30, 2006
                                                                                  --------------    -------------------

NET ASSET VALUE - BEGINNING OF PERIOD.........................................       $10.32              $10.00
                                                                                  -------------     -----------------

INVESTMENT OPERATIONS:
   Net investment loss (2)....................................................       (0.02)              (0.03)
   Net realized and unrealized gain on                                                1.84                0.35
     investments..............................................................    -------------     -----------------
     Total from investment operations.........................................        1.82                0.32
                                                                                  -------------     -----------------
NET ASSET VALUE - END OF PERIOD...............................................       $12.14              $10.32
                                                                                  =============     =================
TOTAL RETURN (3)..............................................................       17.64%             3.20%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations............................................       1.30%               1.30%*
     Excluding expense limitations............................................       7.89%               9.39%*
   Net investment loss........................................................      (0.15)%             (0.54)%*
Portfolio turnover rate.......................................................        57%                55%**
Net assets at the end of period (000 omitted).................................        $12                 $10

-----------
*    Annualized

**   Not annualized

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

SMALL-CAP VALUE FUND - A SHARES

                                                                                                      FOR THE PERIOD
                                                                                  FOR THE YEAR      DECEMBER 20, 2005(1)
                                                                                      ENDED              THROUGH
                                                                                  JUNE 30, 2007       JUNE 30, 2006
                                                                                  --------------    -------------------

NET ASSET VALUE - BEGINNING OF PERIOD.........................................       $10.38              $10.00
                                                                                  -------------     -----------------

INVESTMENT OPERATIONS:
   Net investment income (2)..................................................        0.03                0.03
   Net realized and unrealized gain on investments............................        2.19                0.37
                                                                                  -------------     -----------------
     Total from investment operations.........................................        2.22                0.40
                                                                                  -------------     -----------------

DISTRIBUTIONS:
   From net investment income.................................................       (0.06)              (0.02)
                                                                                  -------------     -----------------
     Total distributions......................................................       (0.06)              (0.02)
                                                                                  -------------     -----------------
NET ASSET VALUE - END OF PERIOD...............................................       $12.54              $10.38
                                                                                  =============     =================
TOTAL RETURN (3) .............................................................       21.41%             4.00%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations............................................       1.30%               1.30%*
     Excluding expense limitations............................................       10.33%             18.51%*
   Net investment income .....................................................       0.37%               0.58%*
Portfolio turnover rate.......................................................        116%               60%**
Net assets at the end of period (000 omitted).................................        $25                 $10

-----------
*    Annualized

**   Not Annualized

(1)  Commencement of operations.

(2) The net investment income (loss) per share was calculated using the average shares outstanding method.

(3) Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                            MANAGEMENT OF THE FUNDS

          The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

         For the fiscal year ended June 30, 2007, RSMC or its affiliates, received from the Funds the following advisory fees, after waivers and reimbursements, as a percentage of average daily net assets:

              Large-Cap Core Fund                              0.28%
              Large-Cap Growth Fund                            0.60%
              Large-Cap Value Fund                             0.60%
              Small-Cap Core Fund                              0.83%
              Small-Cap Growth Fund                             ---
              Small-Cap Value Fund                              ---

          WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

          A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
SUB-ADVISERS
--------------------------------------------------------------------------------

          CRM, located at 520 Madison Avenue, New York, New York 10022, serves as a sub-adviser to the Small-Cap Core Fund. As a sub-adviser, CRM has the responsibility for directing a portion of the Fund's investments, subject to the direction of RSMC. CRM and its predecessors have managed equity investments for mutual funds, corporate pension funds, educational, community, religious and private endowments and foundations as well as for individuals in a value-oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of September 30, 2007, CRM had approximately $11.8 billion of assets under management.

          Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as a sub-adviser for the Small-Cap Core Fund. As a sub-adviser, Roxbury has the responsibility for directing a portion of the Fund's investments, subject to the direction of RSMC. Roxbury has provided investment advisory services in a growth style to mutual funds and other institutional accounts including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. As of September 30, 2007, Roxbury had assets under management of approximately $2.9 billion.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

ALL FUNDS

         The day-to-day management of each Fund is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

         REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

         ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

         ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

         RAFAEL E. TAMARGO is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Rafael spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

         EDWARD S. FORRESTER is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.

         ALLEN E. CHOINSKI, CFA is an Assistant Vice President and is responsible for quantitative equity research and portfolio management to support Wilmington Trust's quantitatively managed equity funds. He also develops targeted quantitative models and processes to assist the fundamental research effort at the firm. Prior to joining Wilmington Trust in 2007, Allen worked with Alpha Equity Management, LLC, where he researched and implemented quantitative equity investment strategies. Allen began his investment management career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management, where he was responsible for both fundamental and quantitative research to support ING's international equity funds. Allen holds a master's degree in Business Administration from Villanova University, and a bachelor's degree in Engineering from Pennsylvania State University. He is a CFA(R) charterholder and a member of the CFA(R) Society of Philadelphia.

SMALL-CAP CORE FUND

         The management of the Small-Cap Core Fund and its sub-advisers is the responsibility of a group of RSMC professionals, which makes its style allocation and sub-adviser investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

         Each sub-adviser to the Small-Cap Core Fund makes the day-to-day investment decisions for the portion of the Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

         ROXBURY CAPITAL MANAGEMENT, LLC.

         STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marshman is a member of Roxbury's Small-Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Management Group ("Columbia") where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. His responsibilities at Columbia also included management of Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the U.S. Air Force. He has a B.S. from the U.S. Air Force Academy and an M.B.A. from Golden Gate University.

         ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has thirteen years of investment management experience. Mr. Marvin is a member of Roxbury's Small-Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.

         BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has over ten years of investment management experience. Mr. Smoluch is a member of Roxbury's Small-Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities. He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

         CRAMER ROSENTHAL MCGLYNN, LLC.

         Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small-Cap Core Fund managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small-Cap Core Fund managed by CRM are set forth below.

         JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

         CARL D. BROWN is a Senior Vice President of CRM and is responsible for the day-to-day management of the Small-Cap Value Fund. Prior to joining the firm in 1999, Carl was a tax consultant and CPA at KPMG Peat Marwick. He received a BA from the University of Pennsylvania and as MBA from New York University's Stern School of Business. Carl has served as portfolio manager of the Small-Cap Value Fund since 2007.

         The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the Fund managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------


         The chart below provides information on the Funds' primary service providers.

Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                             TRANSFER AGENT

        RODNEY SQUARE MANAGEMENT CORP.                                   PFPC INC.

           1100 NORTH MARKET STREET                                   760 MOORE ROAD

             WILMINGTON, DE 19890                                KING OF PRUSSIA, PA 19406

Manages each Fund's investment activities and          Handles certain shareholder services,
oversees Fund administration and other service         including recordkeeping and statements,
providers.                                             payment of distributions and processing of
                                                       buy and sell requests.
-------------------------------------------------      -----------------------------------------------

          -------------------------------------------------------------
                                 WT MUTUAL FUND

                             WILMINGTON LARGE-CAP CORE FUND

                            WILMINGTON LARGE-CAP GROWTH FUND

                             WILMINGTON LARGE-CAP VALUE FUND



                             WILMINGTON SMALL-CAP CORE FUND

                            WILMINGTON SMALL-CAP GROWTH FUND

                             WILMINGTON SMALL-CAP VALUE FUND

                    -------------------------------------------------------------

Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
            SUB-ADMINISTRATOR AND                                         CUSTODIAN
               ACCOUNTING AGENT

                  PFPC INC.                                       WILMINGTON TRUST COMPANY

             301 BELLEVUE PARKWAY                                 1100 NORTH MARKET STREET

             WILMINGTON, DE 19809                                   WILMINGTON, DE 19890

Provides facilities, equipment and personnel to        Holds each Fund's assets, settles all
carry out administrative services related to each      portfolio trades and collects most of the
Fund and calculates each Fund's NAV and                valuation data required for calculating each
distributions.                                         Fund's NAV per share.
-------------------------------------------------      -----------------------------------------------

                                           Distribution
                    -------------------------------------------------------------
                                           DISTRIBUTOR

                               PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                          760 MOORE ROAD

                                    KING OF PRUSSIA, PA 19406


                                  Distributes the Funds Shares.
                    -------------------------------------------------------------


                            SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

          The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

          Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

          PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (I.E., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

          A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

                  In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

          o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

          o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

                  The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund. A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                                                            SALES CHARGE                SALES CHARGE
                                                         AS A PERCENTAGE OF          AS A PERCENTAGE OF
           YOUR INVESTMENT                                 OFFERING PRICE             YOUR INVESTMENT
           ---------------                                 --------------             ---------------
           $1,000 up to $100,000                                3.50%                         3.63%
           $100,000 up to $250,000                              2.00%                         2.04%
           $250,000 up to $500,000                              1.50%                         1.52%
           Over $500,000                                         None                          None


SALES CHARGE REDUCTIONS AND WAIVERS

                  REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.



     NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

          o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

          o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

          o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

          o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

          o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

         You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

         NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

                                     -32

                  In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

                  The Funds' SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Funds' website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call (800) 336-9970.

          BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

               REGULAR MAIL:                          OVERNIGHT MAIL:
               -------------                          ---------------
               Wilmington Equity Funds                Wilmington Equity Funds
               c/o PFPC Inc.                          c/o PFPC Inc.
               P.O.  Box 9828                         101 Sabin Street
               Providence, RI 02940                   Pawtucket, RI  02860-1427

          BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and if making an initial purchase, to also obtain an account number.

          ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

          It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged.

(See "Redemption Fee" below). It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

          REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

          FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

          There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

          BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

          Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

               REGULAR MAIL:                           OVERNIGHT MAIL:
               -------------                           ---------------
               Wilmington Equity Funds                 Wilmington Equity Funds
               c/o PFPC Inc.                           c/o PFPC Inc.
               P.O. Box 9828                           101 Sabin Street
               Providence, RI 02940                    Pawtucket, RI  02860-1427

          BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

          ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well.

          Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

          In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

          If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

          SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

          You may exchange all or a portion of your shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

         Wilmington Aggressive Asset Allocation Fund
         Wilmington Moderate Asset Allocation Fund
         Wilmington Conservative Asset Allocation Fund
         Wilmington ETF Allocation Fund
         Wilmington Short/Intermediate-Term Bond Fund
         Wilmington Broad Market Bond Fund
         Wilmington Municipal Bond Fund
         Wilmington Large-Cap Core Fund
         Wilmington Large-Cap Value Fund
         Wilmington Large-Cap Growth Fund
         Wilmington Small-Cap Core Fund
         Wilmington Small-Cap Value Fund
         Wilmington Small-Cap Growth Fund
         Wilmington Multi-Manager Large-Cap Fund
         Wilmington Multi-Manager Small-Cap Fund
         Wilmington Multi-Manager International Fund
         Wilmington Multi-Manager Real Asset Fund
         Wilmington Fundamentally Weighted Large Company Fund
         Wilmington Fundamentally Weighted Small Company Fund

          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

          Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

          FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

          Prospectuses for A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

          Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

          As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

          The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

          It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

          STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

          This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

          Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

          The A Shares of each Fund have a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Fund can charge is 0.25% of a Fund's A Shares average daily net assets.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

         The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

         If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

         The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                             FOR MORE INFORMATION

          FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

          ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

          STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

          Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

                  WT Mutual Fund
                  c/o PFPC Inc.
                  101 Sabin Street
                  Pawtucket, RI  02860-1427
                  (800) 336-9970
                  9:00 a.m. to 5:00 p.m.  Eastern time

          The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

           The investment company registration number is 811-08648.

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------


                        PROSPECTUS DATED NOVEMBER 1, 2007

         This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that these Funds:

         o        are not bank deposits

         o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

         o        are not federally insured

         o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC "), the Federal Reserve Board or any other governmental agency

         o        are not guaranteed to achieve their goal(s)

         These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                     FUND DESCRIPTIONS
A LOOK AT THE GOALS, STRATEGIES,         Summary..................................................................1
RISKS, EXPENSES AND FINANCIAL            Performance Information..................................................4
HISTORY OF EACH FUND.                    Fees and Expenses.......................................................14
                                         Example.................................................................16

                                     ADDITIONAL INVESTMENT INFORMATION
                                         Investment Objective....................................................17
                                         Principal Investment Strategies.........................................17
                                         Additional Risk Information.............................................33
                                          Financial Highlights...................................................38

                                     MANAGEMENT OF THE FUNDS
                                         Investment Adviser......................................................43
                                         Fund Management.........................................................44
DETAILS ABOUT THE SERVICE                Service Providers.......................................................56
PROVIDERS.
                                     SHAREHOLDER INFORMATION
                                         Pricing of Shares.......................................................57
                                         Purchase of Shares......................................................57
                                         Redemption of Shares....................................................59
POLICIES AND INSTRUCTIONS FOR            Exchange of Shares......................................................62
OPENING, MAINTAINING AND CLOSING         Distributions...........................................................63
AN ACCOUNT IN ANY OF THE FUNDS.          Taxes...................................................................63

                                     DISTRIBUTION ARRANGEMENTS
                                         Additional Compensation to Financial Intermediaries.....................65
DETAILS ON THE FUNDS' DISTRIBUTION       Share Classes...........................................................65
ARRANGEMENTS AND SHARE CLASSES.      FOR MORE INFORMATION........................................................66

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective            o   The investment objective of each of
                                    WILMINGTON MULTI-MANAGER LARGE-CAP FUND,
                                    WILMINGTON MULTI-MANAGER MID-CAP FUND and
                                    WILMINGTON MULTI-MANAGER SMALL-CAP FUND is to achieve long-term capital appreciation.

                                o   The investment objective of WILMINGTON
                                    MULTI-MANAGER INTERNATIONAL FUND is to
                                    achieve superior long-term capital
                                    appreciation.

                                o   The investment objective of WILMINGTON
                                    MULTI-MANAGER REAL ASSET FUND is to achieve long-term preservation of capital with current income.

--------------------------------------------------------------------------------
Investment Focus                o   Equity or equity-related securities; the
                                    Wilmington Multi-Manager Real Asset Fund's
                                    focus includes equity, debt and
                                    commodity/natural resource-related
                                    securities.
--------------------------------------------------------------------------------
Share Price Volatility          o   High
--------------------------------------------------------------------------------
Principal Investment            o   WILMINGTON MULTI-MANAGER LARGE-CAP FUND
Strategies                          (the "Large-Cap Fund") invests at least 80%
                                    of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap corporations.

                                o WILMINGTON MULTI-MANAGER MID-CAP FUND (the "Mid-Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of mid-cap corporations.

                                o WILMINGTON MULTI-MANAGER SMALL-CAP FUND (the "Small-Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of small-cap corporations.

                                o WILMINGTON MULTI-MANAGER INTERNATIONAL FUND (the "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity-related) securities of foreign issuers.

                                o   WILMINGTON MULTI-MANAGER REAL ASSET FUND
                                    (the "Real Asset Fund"), under normal market conditions invests at least 80% of its net assets in "Real Return" assets consisting of
                                    (i) inflation-protected debt securities,
                                    (ii) real estate-related securities, and
                                    (iii) commodity/natural resource-related securities.

--------------------------------------------------------------------------------

                                o Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds ("ETFs"). Rodney Square Management Corporation ("RSMC") serves as each Fund's investment adviser. RSMC has delegated the responsibility for securities selection and portfolio management of the Funds to the following sub-advisers:

                                FOR ALL FUNDS:       Wilmington Trust Investment
                                                     Management, LLC.

                                LARGE-CAP FUND:      Armstrong Shaw Associates,
                                                     Inc., Montag & Caldwell,
                                                     Inc., First Quadrant, L.P.
                                                     and Parametric Portfolio
                                                     Associates LLC ("PPA").

                                MID-CAP FUND:        Bennett Lawrence
                                                     Management, LLC, Equity
                                                     Investment Corporation,
                                                     Robeco Investment
                                                     Management, Inc. and PPA.

                                SMALL-CAP FUND:      Batterymarch Financial
                                                     Management, Inc.,
                                                     Systematic Financial
                                                     Management L.P. and PPA.

                                INTERNATIONAL FUND:  Goldman Sachs Asset
                                                     Management, L.P., Julius
                                                     Baer Investment Management,
                                                     LLC, Acadian Asset
                                                     Management, Inc.,
                                                     Dimensional Fund Advisors
                                                     LP, Principal Global
                                                     Advisors LLC and PPA.

                                REAL ASSET FUND:     AEW Management and
                                                     Advisors, L.P., Real Estate
                                                     Management Services Group,
                                                     LLC and Standish Mellon
                                                     Asset Management
                                                     Company LLC.
--------------------------------------------------------------------------------
Principal Risks                  The Funds are subject to the risks summarized
                                 below and further described under the heading
                                 "Additional Risk Information" in this
                                 prospectus.

                                o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                o It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                                o   A Fund's share price will fluctuate in
                                    response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                o Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of another sub-adviser.

                                o Each Fund may use derivative instruments to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or assets underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives. If the issuer of the derivative does not pay the amount due under the derivative's terms, the Fund can lose money on the investment. Also the underlying security or asset on which the derivative is based, or the derivative itself, may not perform the way the Adviser expected it to perform. If that happens, the Fund's share prices may fall, or the Fund may receive less income than expected, or its investment may be unsuccessful. Some derivatives may be illiquid, making it difficult to value or sell them at an acceptable price or time. Using derivatives can increase the volatility of the Fund's share prices. The use of derivatives may involve leverage. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. See "Additional Risk Information - Leverage Risk". Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets.

                                o    Small and mid-cap companies may be more
                                     vulnerable than large-cap companies to
                                     adverse business or economic developments, and their securities may be less liquid and more volatile.

                                o    The International Fund is subject to
                                     additional risks of investing in foreign markets and is also subject to the risk of losses caused by changes in foreign currency exchange rates. The International Fund may also invest in securities of companies operating in emerging market countries. Securities of such companies may be more volatile than securities of companies operating in more developed markets and therefore may involve greater risks.

                                o    Because the Real Asset Fund invests in
                                     companies related to the real estate and commodity industries, the value of the Real Asset Fund's shares may fluctuate more than the value of shares of a fund that invests in a broader range of securities.

                                o The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

--------------------------------------------------------------------------------
Investor Profile                o    Investors who want the value of their
                                     investment to grow and who are willing to
                                     accept more volatility for the possibility
                                     of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Large-Cap Fund for the past three calendar years and show how the average annual total returns for one year , three years and since inception, before and after taxes, compared with those of the Russell 1000 Index and the S&P 500 Index, both broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                           PERFORMANCE YEARS  RETURNS
                           -----------------  -------
                                 2004          10.18%
                                 2005           5.48%
                                 2006          13.08%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 8.71%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                         8.88%                    -2.08%
                  (December 31, 2004)      (September 30, 2004)

LARGE-CAP FUND--INSTITUTIONAL SHARES

AVERAGE ANNUAL TOTAL RETRUNS AS OF DECEMBER 31, 2006                                                 SINCE INCEPTION
                                                                1 YEAR            3 YEARS            (JULY 1, 2003)
                                                                ------            -------            --------------
Return Before Taxes                                             13.08%             9.53%                10.96%
Return After Taxes on Distributions (1)                         12.69%             9.10%                10.57%
Return After Taxes on Distributions and Sale of Fund            8.67%              8.07%                 9.36%
   Shares (1)
Russell 1000 Index (reflects no deductions for fees,            15.46%             10.98%               13.95%
   expenses or taxes) (2)
S&P 500 Index (reflects no deductions for fees, expenses        15.78%             10.44%               13.36%
   or taxes) (3)

------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(3) The S&P 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

                      WILMINGTON MULTI-MANAGER MID-CAP FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund for the past three calendar years and show how the average annual total returns for one year, three years and since inception, before and after taxes, compared with those of the Russell Midcap Index and the S&P MidCap 400 Index, both broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                           PERFORMANCE YEARS  RETURNS
                           -----------------  -------
                                 2004          17.30%
                                 2005           7.62%
                                 2006           8.90%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 8.46%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                         11.59%                   -5.35%
                  (December 31, 2004)         (June 30, 2006)

MID-CAP FUND--INSTITUTIONAL SHARES

                                                                                                    SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006            1 YEAR            3 YEARS           (JULY 1, 2003)
----------------------------------------------------            ------            -------           --------------
Return Before Taxes                                             8.90%              11.19%               13.55%
Return After Taxes on Distributions (1)                         7.42%              10.01%               12.52%
Return After Taxes on Distributions and Sale of Fund            7.70%              9.59%                11.71%
   Shares (1)

Russell Midcap Index (reflects no deductions for fees,          15.26%             16.00%               19.98%
   expenses or taxes) (2)
S&P MidCap 400 Index (reflects no deductions for fees,          10.32%             13.09%               17.24%
   expenses or taxes) (3)

------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(3) The S&P MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund for the past three calendar years and show how the average annual total returns for one year, three years and since inception, before and after taxes, compared with those of the Russell 2000 Index and the S&P SmallCap 600 Index, both broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                           PERFORMANCE YEARS  RETURNS
                           -----------------  -------
                                 2004          18.22%
                                 2005           5.42%
                                 2006          12.05%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 4.97%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                         13.95%                   -6.39%
                  (December 31, 2004)         (June 30, 2006)

SMALL-CAP FUND--INSTITUTIONAL SHARES

                                                                                                      SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006             1 YEAR             3YEARS             (JULY 1, 2003)
----------------------------------------------------             ------             ------             --------------
Return Before Taxes                                              12.05%             11.78%                 15.83%
Return After Taxes on Distributions (1)                           9.49%             10.21%                 14.44%
Return After Taxes on Distributions and Sale of Fund             10.43%              9.83%                 13.49%
   Shares (1)
Russell 2000 Index (reflects no deductions for fees,             18.37%             13.55%                 18.80%
   expenses or taxes) (2)
S&P SmallCap 600 Index (reflects no deductions for fees,         15.12%             14.99%                 19.56%
   expenses or taxes) (3)

------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(3) The S&P SmallCap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P SmallCap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compared with those of the MSCI EAFE Index, a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total returns of the Fund would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                           PERFORMANCE YEARS  RETURNS
                           -----------------  -------
                                 1997           3.43%
                                 1998          13.48%
                                 1999          41.72%
                                 2000         -15.60%
                                 2001         -26.91%
                                 2002         -18.10%
                                 2003          33.95%
                                 2004          22.10%
                                 2005          14.21%
                                 2006          27.97%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 14.97%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                         30.08%                  -19.24%
                   (December 31, 1999)     (September 30, 2002)

INTERNATIONAL FUND--INSTITUTIONAL SHARES

                                                                                             SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                1 YEAR      5 YEARS      (JUNE 29, 1998)       10 YEARS(1)
---------------------------------------------------                 ------      -------       --------------       ---------
Return Before Taxes                                                 27.97%      14.38%            6.43%              7.22%(2)
Return After Taxes on Distributions (3)                             24.92%      13.52%            5.11%               N/A
                                                                    19.30%      12.32%            4.99%               N/A
Return After Taxes on Distributions and Sale of Fund Shares (3)
MSCI EAFE Index (reflects no deductions for fees, expenses or       26.34%      14.98%            7.02%              7.71%
   taxes) (4)

------------
(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for Federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund for the past three calendar years and show how the average annual total returns for one year, three years and since inception, before and after taxes, compared with those of the Lehman U.S. Treasury Inflation Protected Securities Index, a broad measure of market performance and a blend of indices ("Blended Indices"). On May 16, 2006, shareholders of the Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income. In conjunction with the change in the Fund's investment objective, the Trustees approved a change in the Fund's investment strategy to allocate its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and
(iii) commodity/natural resource-related securities. Prior to that date the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.

                  Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

          ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                           PERFORMANCE YEARS  RETURNS
                           -----------------  -------
                                 2004          28.49%
                                 2005          13.20%
                                 2006          15.29%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 4.94%

                      BEST QUARTER                    WORST QUARTER
                      ------------                    -------------
                         14.70%                          -5.87%
                   (December 31, 2004)              (March 31, 2005)

REAL ASSET FUND--INSTITUTIONAL SHARES

                                                                                                      SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006             1 YEAR             3 YEARS            (JULY 1, 2003)
----------------------------------------------------             ------             -------            --------------
Return Before Taxes                                              15.29%             18.80%                 20.06%
Return After Taxes on Distributions (1)                          14.22%             17.06%                 18.45%
Return After Taxes on Distributions and Sale of Fund             10.05%             15.53%                 16.79%
   Shares (1)
Lehman U.S. Treasury Inflation Protected Securities Index (2)     0.41%              3.86%                  3.86%
Blended Indices (reflects no deductions for fees,                10.55%             11.89%                 13.25%
   expenses or taxes.) (3)

------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

(3) The Blended Indices are calculated by the investment adviser and represents the weighted return of 50% Lehman U.S. Treasury Inflation Protected Securities Index, 30% NAREIT-Equity Index and 20% Dow Jones-AIG Commodity Index Total ReturnTM. The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The NAREIT Equity Index is a unmanaged index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. The Dow Jones-AIG Commodity Index is a rolling index composed of futures contracts on 19 physical commodities.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

                  The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. The expenses are shown as a percentage of its annual average daily net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                  INSTITUTIONAL SHARES
----------------------------------------------------------                                  --------------------
Maximum sales charge (load) imposed on purchases                                                    None
Maximum deferred sales charge                                                                       None
Maximum sales charge (load) imposed on reinvested dividends (and other distributions)               None
Redemption fee (a)                                                                                  1.00%
Exchange fee (a)                                                                                    1.00%

------------
(a) Institutional Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                         Large-Cap           Mid-Cap          Small-Cap       International        Real Asset
INSTITUTIONAL SHARES                       Fund               Fund              Fund              Fund                Fund
--------------------                  ---------------    --------------    ---------------   ------------------    ---------------
Management fees                           0.69%              0.71%             0.82%              0.86%(1)             0.48%
Distribution (Rule 12b-1) fees             None              None               None               None                None
Other expenses                            0.24%              0.74%             0.75%               0.22%               0.17%
Acquired Fund fees and expenses (2)       0.05%              0.05%             0.03%               0.05%               0.08%
TOTAL ANNUAL FUND
OPERATING EXPENSES (3)                    0.98%              1.50%             1.60%               1.13%               0.73%
Waivers/Reimbursements                  (0.07)%(4,5)      (0.30)%(4,5)       (0.32)%(4,5)       (0.02)%(1,5)         (0.02)%(5)
NET EXPENSES                             0.91%(4,5)        1.20%(4,5)         1.28%(4,5)          1.11%(5)            0.71%(5)

------------

(1) Management fees and fee waivers have been restated to reflect the additional management fees and fee waivers that would have been incurred due to the addition of three sub-advisers and the reallocation of assets among existing sub-advisers. The management fees and fee waivers incurred by the Fund for the year ended June 30, 2007 were 0.85% and (0.01)% of annual average daily net assets, respectively.

(2) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(3) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(4) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, excluding extraordinary expenses, brokerage commissions, interest and "Acquired Fund fees and expenses," exceed 1.00%, 1.15% and 1.25%, respectively through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves their earlier termination

(5) Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.07%, 0.01%, 0.01%, 0.01% and 0.02% of average daily net assets for the Large-Cap Fund, Mid-Cap Fund, Small-Cap Fund, International Fund and the Real Asset Fund, respectively. In addition, the sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

                  This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         o        you reinvested all dividends and other distributions;

         o        the average annual return was 5%;

         o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

                  Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL SHARES                              1 YEAR          3 YEARS            5 YEARS            10 YEARS
--------------------                              ------          -------            -------            --------
Large-Cap Fund                                     $93              $290              $504               $1,120
Mid-Cap Fund                                       $122             $381              $660               $1,646
Small-Cap Fund                                     $130             $406              $702               $1,748
International Fund                                 $113             $353              $612               $1,352
Real Asset Fund                                    $73              $227              $395                $883

                  THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF THE INSTITUTIONAL SHARES OF A FUND.

                        ADDITIONAL INVESTMENT INFORMATION

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                  The investment objective of each of the LARGE-CAP FUND, the MID-CAP FUND and the SMALL-CAP FUND is to achieve long-term capital appreciation. The investment objective for each of these Funds may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.

                  The INTERNATIONAL FUND seeks superior long-term capital appreciation. The REAL ASSET FUND seeks long-term preservation of capital with current income. The investment objective of each of these Funds may not be changed without shareholder approval.

                  There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                  The LARGE-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         o Common stocks of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000 Index ("large-cap companies"), at the time of purchase;

         o Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) ("ETFs") which track a securities market index of large-cap companies, such as iShares, SPDRs, Vipers; and

         o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large-cap companies.

                  The MID-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         o Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the Russell Midcap Index ("mid-cap companies"), at the time of purchase;

         o ETFs which track a securities market index of mid-cap companies, such as iShares, SPDRs, Vipers; and

         o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid-cap companies.

                  The SMALL-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         o Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000 Index ("small-cap companies"), at the time of purchase;

         o ETFs which track a securities market index of small-cap companies, such as iShares, SPDRs, Vipers; and

         o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small-cap companies.

                  Although each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

                  The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or
(iii) have at least 50% of their assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity-related securities:

         o        Common stocks of foreign issuers;

         o Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

         o Receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

         o Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

         Sub-advisers of the International Fund have discretion to invest in securities issued by companies domiciled in emerging market countries. Because securities of companies operating in emerging markets may be subject to increased political, social and economic risks and therefore may be more volatile, the International Fund will limit investment in emerging market securities to no more than 35% of its assets.

                  The REAL ASSET FUND invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS"; (ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.

                  In managing the Fund, the investment adviser determines the Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):

INFLATION-PROTECTED DEBT       REAL ESTATE-        COMMODITY / NATURAL RESOURCE-
       SECURITIES           RELATED SECURITIES          RELATED SECURITIES
       ----------           ------------------          ------------------
        25%-75%                   20%-60%                     0%-35%


                  INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Fund will primarily invest in TIPS, which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. To a limited extent, the Fund may invest in foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

                  REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

                  The Fund will invest in real estate companies, such as REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

                  The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

                  COMMODITY / NATURAL RESOURCE- RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

                  The Fund may also invest in "commodity-linked derivative instruments." Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

                  The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

                  The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

                  OTHER INVESTMENT POLICIES. The Fund may invest up to 25% of its assets in foreign securities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

                  ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with different investment philosophies to manage a portion of the Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of the Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

                  RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

                  The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of another sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

         Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC"), the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate will be required to be approved by the shareholders of such Fund.
                  Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

                  In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND

                  WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

                  WTIM manages a portion of the Large-Cap Fund using its "fundamentally weighted" strategy. Under this strategy, WTIM constructs a fundamentally weighted reference portfolio by weighting stocks in the Fund's benchmark index (the Russell 1000 Index) in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow; and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. WTIM may vary the fundamental metric(s) it uses to construct the reference portfolio at any time. By investing in a representative sample of stocks in a reference portfolio for the Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio.

                  WTIM expects that the portion of the Fund invested in the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Tax loss harvesting will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

                  WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of the Fund.

                  The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities based on market capitalization.

                  ARMSTRONG SHAW ASSOCIATES, INC. ("ASA")

                  ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

                  Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. ASA's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

                  In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

                  MONTAG & CALDWELL, INC. ("M&C")

                  The Investment Policy Group ("IPG") consists of Portfolio Managers and Analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 10,000 common equity securities for market capitalization of at least $3 billion, a minimum 10% historical secular earnings growth rate and a proprietary quality evaluation. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrows the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly assessing their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified present value model that incorporates their Analysts assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. M&C's internal database that shows and sorts valuation and earnings momentum data is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to other companies in their universe and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

                  If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. The long-term average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six to nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it significantly exceeds 5% of the equity portion of a portfolio.

                  FIRST QUADRANT, L.P. ("FIRST QUADRANT")

                  First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500 Index and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the portfolio relative to the S&P 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

                  First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including:
(i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

                  PARAMETRIC PORTFOLIO ASSOCIATES LLC ("PPA")

                  PPA uses a quantitative approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. PPA invests in a representative sample of securities of an Index chosen by RSMC with similar capitalization as the Fund. The portfolio is constructed to track a blend of Growth and Value Indices, weighted to reflect RSMC's style allocation. This essentially means building a portfolio with a growth portion based on a Growth Index and a value portion based on a Value Index. PPA will manage the portfolio with similar characteristics to those of the blended Growth and Value Indices, including such measures as size, dividend yield, price-to-earnings ratio, relative volatility, industry, economic sector exposure and price-to-book ratio. It is not expected that PPA will hold all of the securities that are included in its component Indices.

                  The performance of PPA's portfolio and the Index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding component Growth and Value Index by selecting a portion of the stocks represented in the Index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the Index.

STRATEGIES OF SUB-ADVISERS TO THE MID-CAP FUND

                  WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

                  For a summary of WTIM's fundamentally weighted strategy, please see "STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND"-Wilmington Trust Investment Management, LLC ("WTIM") above. The reference portfolio for the Mid-Cap Fund is based on the Russell Midcap Index.

                  BENNETT LAWRENCE MANAGEMENT, LLC ("BLM")

                  BLM employs a mid-cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

                  In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

                  EQUITY INVESTMENT CORPORATION ("EIC")

                  EIC invests in well-managed, structurally sound companies selling at a discount to their value as an ongoing business entity, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

                  Starting with the Russell Midcap universe, EIC looks for companies with a return on equity ("ROE") above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

                  Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its value as an ongoing business entity, based upon valuation models developed in-house. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are ROE and growth.

                  Once it has been determined that a company is selling at a meaningful discount to its value as an ongoing concern, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

                  After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

         o        The security reaches EIC's measure of full value.

         o        The position increases to more than 6% of the portfolio.

         o The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

         o A major change occurs, rendering historical data invalid for determining the true value of business ownership.

         o The firm's quality or financial strength falls below acceptable levels.

                  ROBECO INVESTMENT MANAGEMENT, INC. ("ROBECO")

                  Robeco's strategy is sector, style and beta neutral and seeks to add value through security selection. Robeco believes that identifying unattractive stocks is as important as identifying attractive stocks. The primary source of information for identifying attractive stocks, i.e., those that have the highest probability of outperforming their peers, is Robeco's proprietary multifactor stock selection model. The individual factors in the stock selection model can be classified into two broad categories: momentum and valuation. The momentum factors include price momentum and three measures of rising expectations: the magnitude of the change in expectations, the breadth of the change and the impact of unexpected earnings announcements. The value factors use price relationships to identify undervalued securities. Robeco uses forecasted earnings-to-price ratio, price-to-book ratio, cash flow-to-price ratio and return on equity.

                  The objective of Robeco's disciplined equity strategy is to develop a quantitative stock selection model that is capable of identifying mispriced stocks. The model is then combined with portfolio construction tools to add value relative to an equity benchmark while carefully managing risk. By design, the strategy maximizes the amount of portfolio risk coming from stock selection while minimizing the proportion of risk coming from sector selection, investment style (growth, value, size, etc.) and market timing (beta).

                  PARAMETRIC PORTFOLIO ASSOCIATES LLC ("PPA")

                  For a summary of PPA's investment strategies, please see "STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND"--Parametric Portfolio Associates LLC ("PPA") above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL-CAP FUND

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

                  For a summary of WTIM's fundamentally weighted strategy, please see "STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND"-Wilmington Trust Investment Management, LLC ("WTIM") above. The reference portfolio for the Small-Cap Fund is based on the Russell 2000 Index.

                  BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BFM")

                  Rigorous stock selection and effective risk control are the foundation of BFM's small-cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors--cash flow, earnings growth, expectations, value, technical and corporate signals--using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

                  Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs--opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

                  SYSTEMATIC FINANCIAL MANAGEMENT L.P. ("SFM")

                  Systematic's small cap free cash flow investment process begins with a universe of stocks (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with all stocks generally consistent with the market capitalization range of the Russell 2000 Index. Systematic's initial quantitative screening process is performed weekly and identifies companies with the following characteristics: low price to operating cash flow, low price to free cash flow, strong debt coverage.

                  Systematic's screening process results in a focus list of approximately 200 companies that meet their investment criteria. The investment team then conducts intense fundamental analysis of various factors such as historical operating results, assets and liabilities, the companies' business models and key trends, and earnings/free cash flow valuation to construct a broadly-diversified portfolio.

                  This analysis also includes a comprehensive review of historical operating results, including sales, earnings, operating and free cash flow, debt and debt coverage ratios. Moreover, Systematic's research team analyzes and reviews balance sheet and off balance sheet items, the current business model and company management. In addition, they consider key industry trends in order to project future operating results and determine appropriate valuations based on price-to-earnings multiple, operating cash flow multiple, free cash flow multiple and discounted free cash flow. The objective of Systematic's rigorous fundamental and quantitative process is to find well-managed, financially sound companies trading at a discount to intrinsic value, generating strong levels of operating and free cash flow and that have a catalyst for stock price appreciation.

                  PARAMETRIC PORTFOLIO ASSOCIATES LLC ("PPA")

                  For a summary of PPA's investment strategies, please see "STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND"--Parametric Portfolio Associates LLC ("PPA") above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

                  GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

                  GSAM's Structured International Strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 100-300 securities on behalf of the Fund.

                  JULIUS BAER INVESTMENT MANAGEMENT, LLC ("JBIM")

                  JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well-diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

                  JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

                  ACADIAN ASSET MANAGEMENT, INC. ("ACADIAN")

                  Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and region/industry valuation models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

                  Acadian uses stock factors to attempt to predict how well each stock in its 25,000 stock universe will perform relative to other stock in its region/industry peer group. Acadian also applies separate models to forecast region/industry level returns, in order to attempt to predict how well each region/industry peer group will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

                  DIMENSIONAL FUND ADVISORS LP ("DIMENSIONAL")

                  Dimensional's international value investment strategy uses country selection criteria, value considerations, quantitative and qualitative screening processes, and country and security weighting guidelines to construct an investment portfolio. The international equity team currently plans to use its international value investment strategy to invest in approximately 22 developed market countries.

                  PRINCIPAL GLOBAL INVESTORS, LLC  ("PGI")

                  PGI's international emerging market investment strategy focuses on superior stock selection and disciplined risk management to provide consistent out-performance. The firm's stock selection process is based on integrated fundamental research, combining both quantitative and qualitative company analysis. The selection process seeks to identify companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. In order to maximize stock selection skills as the primary driver of relative performance, PGI utilizes advanced portfolio construction techniques and portfolio analytical tools to neutralize unintended systematic portfolio risks.

                  PGI seeks to achieve its objective by investing in common stocks of companies located in emerging market countries, and / or deriving the majority of their revenues and earnings from emerging markets countries. For PGI, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community, including but not limited to the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation. This includes a wide range of countries, primarily in Asia, Latin America, Eastern Europe, the Middle East and Africa. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

                  PGI constructs a portfolio that is broadly diversified with comparable regional and economic sector distributions similar to those of capitalization weighted market benchmarks. Individual security weightings are also limited to prevent excessive concentration in any single company. Individual security selection across a broad universe of companies is expected to be the primary source of return differentials over time relative to market benchmarks, with lesser contributions from industry and country allocations.

                  PARAMETRIC PORTFOLIO ASSOCIATES, LLC  ("PPA")

                  PPA provides emerging market exposure through its disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. A company is considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries.

                  Emerging market countries are countries that are generally considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The portfolio manager may identify other emerging market countries on the basis of market capitalization and liquidity and may consider issuers as emerging market issuers based on their inclusion (or consideration for inclusion) as emerging market issuers in one or more broad-based market indices. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union.

                  PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth.

                  PPA maintains a bias to broad inclusion; that is, it allocates its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries. PPA's country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial / technology, consumer, utilities, basic industry / resource and financial.

                  Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.

STRATEGIES OF SUB-ADVISERS TO THE REAL ASSET FUND

                  AEW MANAGEMENT AND ADVISORS, L.P. ("AEW")

                  AEW manages a portion of the Fund's assets allocated to real estate-related securities. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

                  When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

         o Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

         o Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

         o Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

         o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

                  In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

                  REAL ESTATE MANAGEMENT SERVICES GROUP, LLC ("REMS")

                  REMS manages a portion of the Fund's assets allocated to real estate-related securities. REMS utilizes a value, yield-advantage style to identify publicly traded securities whose underlying real estate is perceived to sell at a discount to its private market pricing. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

                  REMS applies a proprietary REIT Value, Yield-Advantage Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure to identify candidates for investment.

                  The investment team conducts thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

                  REMS' management constantly monitors the diversification of its portfolio investments by property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

                  STANDISH MELLON ASSET MANAGEMENT COMPANY LLC ("STANDISH
MELLON")

                  Standish Mellon manages the portion of the Fund's assets allocated to TIPS. Standish Mellon's investment strategy is to identify cyclical economic trends and position the portfolio to take advantage of the real interest rate environment. Since these trends change slowly, the investment process will generate only a limited amount of portfolio turnover. Total return, scenario and breakeven analysis are utilized in creating a portfolio consistent with Standish Mellon's macro-economic outlook and to identify relative value opportunities along the yield curve. The sub-adviser attempts to determine the optimal yield curve position for the Fund's TIPS investments and to identify relative value opportunities along the real yield curve. Research for the Fund is conducted through the use of proprietary models, relative value tools and fundamental and quantitative research. Standish Mellon's experienced research team attempts to find investment opportunities through the use of this quantitative analysis, in-depth fundamental research and technology.

                  Standish Mellon also manages a portion of the Real Asset Fund using its Short Term Investment Fund Plus ("STIF Plus") strategy. The STIF Plus strategy seeks to achieve superior total return on an absolute and risk-adjusted basis versus the Merrill Lynch 3-Month Treasury Bill Index. The portfolio managers use top-down quantitative and macroeconomic analysis to guide asset allocation among quality, sector, industries and positioning on the yield curve. Fundamental analysis is used to identify individual issues with excellent liquidity which offer return over that of traditional money market strategies. Investments may include commercial paper, certificates of deposit, floating-rate notes, U.S. Treasury securities, agency securities, corporate notes, bank deposits and asset-backed securities. The portfolio is expected to hold 50 to 75 issues, with credit quality ranging from AAA to A and A1/P1. The duration will range from 35 to 75 days. Risk is managed by: (1) using high quality instruments; (2) diversifying across sectors, industries, issuers and credit quality; and (3) seeking out issuers with stable or improving operating results.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

                  The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds Statement of Additional Information ("SAI") which is available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time.

         o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.

         o COMMODITY RISK. The Real Asset Fund's investments in commodity / natural resource- related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

         o DEBT SECURITY RISKS: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

         o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of a Fund's share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. See "Principal Risk Information - Leverage Risk". Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses.

         o EMERGING MARKETS RISK: Some foreign markets in which a Fund may invest, particularly the International Fund, are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Security Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

         o FOREIGN SECURITY RISKS: The Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which a Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, a Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund's holdings in foreign securities.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

o INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

o POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

          o IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

         o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund's realization of capital gains.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o RISKS OF REAL ESTATE-RELATED SECURITIES: The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

                  Along with the risks common to real estate and real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of those expenses in addition to the expenses of the Fund.

         o SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

         o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                  The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, the period of the Fund's operation. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

LARGE-CAP FUND - INSTITUTIONAL SHARES

                                                                                                            FOR THE
                                                                                                            PERIOD
                                                                   FOR THE YEARS ENDED JUNE 30           JULY 1, 2003(1)
                                                            -------------------------------------------     THROUGH
                                                               2007             2006           2005      JUNE 30, 2004
                                                            ------------     -----------    -----------  -------------
NET ASSET VALUE - BEGINNING OF PERIOD...................        $ 12.33         $ 12.05        $ 11.27            $10.00
                                                            ------------     -----------    -----------    --------------
INVESTMENT OPERATIONS:
     Net investment income (2) .........................           0.10            0.08           0.10              0.05
     Net realized and unrealized gain on investments....           2.16            0.69           0.77              1.27
                                                            ------------     -----------    -----------    --------------
     Total from investment operations...................           2.26            0.77           0.87              1.32
                                                            ------------     -----------    -----------    --------------

DISTRIBUTIONS:
     From net investment income.........................         (0.09)          (0.08)         (0.09)            (0.05)
     From net realized gains............................         (0.10)          (0.41)             --                --
                                                            ------------     -----------    -----------    --------------
     Total distributions................................         (0.19)          (0.49)         (0.09)            (0.05)
                                                            ------------     -----------    -----------    --------------

NET ASSET VALUE - END OF PERIOD.........................        $ 14.40         $ 12.33        $ 12.05           $ 11.27
                                                            ============     ===========    ===========    ==============
TOTAL RETURN............................................         18.45%           6.47%          7.75%           13.18%**
RATIOS (TO AVERAGE NET ASSETS) / SUPPLEMENTAL DATA: (3)
   Expenses:
     Including expense limitations......................          0.86%           1.00%          1.00%            1.00%*
     Excluding expense limitations......................          0.93%           1.07%          1.29%            1.53%*
   Net investment income................................          0.72%           0.67%          0.85%            0.56%*
Portfolio turnover rate.................................            96%             57%            42%              26%**
Net assets at the end of period (000 omitted)...........       $252,756        $127,610        $77,798           $69,480

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income was calculated using the average shares outstanding method.

(3) For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I-Large-Cap Multi-Manager Series and Large-Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Since July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

MID-CAP FUND-INSTITUTIONAL SHARES

                                                                                                            FOR THE
                                                                                                            PERIOD
                                                                   FOR THE YEARS ENDED JUNE 30           JULY 1, 2003(1)
                                                            -------------------------------------------     THROUGH
                                                               2007             2006           2005      JUNE 30, 2004
                                                            ------------     -----------    -----------  -------------
NET ASSET VALUE - BEGINNING OF PERIOD..............       $ 12.91          $ 13.30         $ 12.21          $ 10.00
                                                        ------------     ------------    ------------     -------------
INVESTMENT OPERATIONS:
       Net investment income (loss) (2) ...........        0.06              --(4)           --(4)           (0.01)
       Net realized and unrealized gain on investments     2.05             1.29            1.13              2.22
                                                        ------------     ------------    ------------     -------------
       Total from investment operations............        2.11             1.29            1.13              2.21
                                                        ------------     ------------    ------------     -------------
DISTRIBUTIONS:

       From net investment income..................       (0.07)             --(4)         (0.01)              --
       From net realized gains.....................       (1.20)           (1.68)          (0.03)              --
                                                        ------------     ------------    ------------     -------------
       Total distributions ........................       (1.27)           (1.68)          (0.04)              --
                                                        ------------     ------------    ------------     -------------
NET ASSET VALUE-END OF PERIOD .....................       $ 13.75          $ 12.91         $ 13.30          $ 12.21
                                                        ============     ============    ============     =============
TOTAL RETURN.......................................       17.24%            9.93%           9.33%           22.10%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA: (3)
       Expenses:
         Including expense limitations.............        1.15%            1.15%           1.15%            1.15%*
         Excluding expense limitations.............        1.45%            1.34%           1.53%            1.89%*
         Net investment income.....................        0.48%            0.01%           0.01%           (0.05)%*
Portfolio turnover rate............................        189%              84%             32%             17%**
Net assets at end of period (000 omitted)..........       $41,352          $49,475         $38,188          $41,637

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income (loss) per share was calculated using the average shares outstanding method.

(3) For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment income (loss) ratios include expenses allocated from the underlying funds, WT Investment Trust I--Mid-Cap Multi-Manager Series and Mid-Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Since July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

(4)  Less than $0.01 per share.

SMALL-CAP FUND - INSTITUTIONAL SHARES

                                                                                                               FOR THE
                                                                                                               PERIOD
                                                                   FOR THE YEARS ENDED JUNE 30              JULY 1, 2003(1)
                                                            -------------------------------------------        THROUGH
                                                               2007             2006           2005         JUNE 30, 2004
                                                           -----------    ------------     ------------    ----------------
NET ASSET VALUE - BEGINNING OF PERIOD...................     $ 14.20         $ 13.92          $ 12.80           $ 10.00
                                                            -----------    ------------     ------------    ----------------
INVESTMENT OPERATIONS:

     Net investment income (loss) (2) ..................       0.02          (0.04)           (0.02)            (0.03)
     Net realized and unrealized gain on investments....       1.89           1.43             1.46              2.83
                                                            -----------    ------------     ------------    ----------------
         Total from investment operations...............       1.91           1.39             1.44              2.80
                                                            -----------    ------------     ------------    ----------------
DISTRIBUTIONS:

     From net investment income.........................      (0.01)           --               --                --
                                                            -----------    ------------     ------------    ----------------
     From net realized gains............................      (1.99)         (1.11)           (0.32)              --
                                                            -----------    ------------     ------------    ----------------
       Total distributions..............................      (2.00)         (1.11)           (0.32)              --
                                                            -----------    ------------     ------------    ----------------
NET ASSET VALUE-END OF PERIOD ..........................     $ 14.11         $ 14.20          $ 13.92           $ 12.80
                                                            ===========    ============     ============    ================
TOTAL RETURN............................................      14.42%         10.42%           11.29%           28.00%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: (3)
     Expenses:
       Including expense limitations....................      1.25%           1.25%            1.25%            1.25%*
      Excluding expense limitations.....................      1.57%           1.49%            1.58%            1.92%*
      Net investment income (loss) (2) .................      0.13%          (0.31)%          (0.16)%          (0.26)%*
Portfolio turnover rate.................................       127%            96%              44%              20%**
Net assets at the end of period (000 omitted) ..........     $41,899         $55,357          $53,271           $55,776

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income (loss) per share was calculated using the average shares outstanding method.

(3) For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment loss ratios include expenses allocated from the underlying funds, WT Investment Trust I--Small-Cap Multi-Manager Series and Small-Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Since July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

INTERNATIONAL FUND--INSTITUTIONAL SHARES

                                                                                FOR THE YEARS ENDED JUNE 30
                                                          ------------------------------------------------------------------------
                                                              2007            2006          2005           2004           2003
                                                          -------------    -----------    ----------    -----------    -----------
NET ASSET VALUE-BEGINNING OF YEAR.......................     $9.92           $ 8.53        $ 7.39         $ 5.75         $ 6.29
                                                          -------------    -----------    ----------    -----------    -----------

INVESTMENT OPERATIONS:
      Net investment income (1) ........................      0.16            0.12          0.14           0.08           0.07
         Net realized and unrealized  gain (loss) on
         investments and foreign currency...............      2.74            2.08          1.07           1.59          (0.61)
                                                          -------------    -----------    ----------    -----------    -----------
           Total from investment  operations............      2.90            2.20          1.21           1.67          (0.54)
                                                          -------------    -----------    ----------    -----------    -----------

DISTRIBUTIONS:..........................................
       From net investment income.......................     (0.13)          (0.20)        (0.07)         (0.03)          --
       From net realized gains..........................     (0.93)          (0.61)          --            --             --
                                                          -------------    -----------    ----------    -----------    -----------
           Total distributions..........................     (1.06)          (0.81)        (0.07)         (0.03)          --
                                                          -------------    -----------    ----------    -----------    -----------
NET ASSET VALUE--END OF YEAR.............................    $ 11.76          $ 9.92        $ 8.53         $ 7.39         $ 5.75
                                                          =============    ===========    ==========    ===========    ===========
                                                             30.57%          26.70%        16.41%         29.12%        (8.59)%
TOTAL RETURN............................................
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA (2)
       Expenses:
          Including expense limitations.................     1.06%           1.09%          1.00%         1.08%          1.36%
          Excluding expense limitations.................     1.06%           1.10%          1.00%         1.08%          1.38%
       Net investment income............................     1.49%           1.24%          1.76%         1.16%          1.28%
Portfolio turnover rate.................................      89%             122%           71%           129%           148%
Net assets at the end of year (000 omitted) ............   $1,129,534       $819,422      $426,581       $251,851       $95,420

------------
(1) The net investment income per share was calculated using the average shares outstanding method.

(2) For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I--International Multi-Manager Series (the "Series"), and the portfolio turnover rate reflects the Fund's investment activity in the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

REAL ASSET FUND--INSTITUTIONAL SHARES

                                                                                                                       FOR THE
                                                                                                                        PERIOD
                                                                           FOR THE YEARS ENDED JUNE 30               JULY 1, 2003(1)
                                                                    -------------------------------------------         THROUGH
                                                                       2007             2006           2005          JUNE 30, 2004
                                                                    -----------    ------------     ------------    ----------------
NET ASSET VALUE-BEGINNING OF PERIOD...........................       $ 15.06         $ 14.18         $ 11.77           $ 10.00
                                                                   ------------    ------------    ------------     ---------------
INVESTMENT OPERATIONS:
       Net investment income (2) .............................        0.50            0.50            0.31               0.38
       Net realized and unrealized gain on investments........        0.24            1.72            3.12               1.55
                                                                   ------------    ------------    ------------     ---------------
          Total from investment operations....................        0.74            2.22            3.43               1.93
                                                                   ------------    ------------    ------------     ---------------
DISTRIBUTIONS:
       From net investment income.............................       (0.36)          (0.31)          (0.35)             (0.15)
       From net realized gains................................       (0.11)          (1.03)          (0.67)             (0.01)
                                                                   ------------    ------------    ------------     ---------------
          Total distributions.................................       (0.47)          (1.34)          (1.02)             (0.16)
                                                                   ------------    ------------    ------------     ---------------
NET ASSET VALUE-END OF PERIOD ................................       $ 15.33         $ 15.06         $ 14.18           $ 11.77
                                                                   ============    ============    ============     ===============
TOTAL RETURN..................................................        4.89%          16.49%          30.00%            19.40%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: (3)
       Expenses:
          Including expense limitations.......................        0.63%           0.98%           1.17%             1.56%*
          Excluding expense limitations.......................        0.65%           1.04%           1.29%             1.78%*
       Net investment income..................................        3.23%           3.38%           2.36%             3.36%*
Portfolio turnover rate.......................................         23%             33%             75%              29%**
Net assets at the end of period (000 omitted).................      $555,007        $280,049         $58,963           $40,621

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) For the periods prior to July 1, 2005, the Fund operated in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Real Estate Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Since July 1, 2005, the Fund no longer operates in a master-feeder structure.

                             MANAGEMENT OF THE FUND

                  The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

                  Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. For each Fund under RSMC's supervision WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

                  For the fiscal year ended June 30, 2007, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:

         Large-Cap Fund.........................................0.62%
         Mid-Cap Fund...........................................0.43%
         Small-Cap Fund.........................................0.51%
         International Fund.....................................0.84%
         Real Asset Fund........................................0.47%

                  RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets.

                  WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

                  WTIM is entitled to receive the following annual fee on the average daily net assets of each of the Large-Cap Fund, Mid-Cap Fund and the Small-Cap Fund ("Cap Funds") allocated to the fundamentally weighted strategy:
0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets; and 0.30% on assets over $25 million. The use of WTIM as a sub-adviser may increase the total management fees accrued by a Cap Fund as a percentage of the net assets and the total annual operating expense ratio of the Cap Fund, but will not increase the net operating expenses of the Cap Fund due to contractual waiver arrangements with RSMC which will remain in effect until the earlier of June 30, 2012 or the Board's termination of the contractual waiver arrangements.

                  Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

                  A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS-INVESTMENT ADVISER AND SUB-ADVISER

                  The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETF investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

FOR ALL FUNDS

RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

                  ROBERT E. REISER, CFA is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

                  R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

                  ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

                  GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.

                  AMANDA M. COGAR, CFA has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.

                  Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about portfolio manager compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

                  WILMINGTON MULTI-MANAGER LARGE-CAP FUND, WILMINGTON MULTI-MANAGER MID-CAP FUND AND WILMINGTON MULTI-MANAGER SMALL-CAP FUND

                  The day-to-day management of the fundamentally weighted strategy is the responsibility of a team of WTIM investment professionals. Below is a list of the staff of WTIM responsible for the fundamentally weighted strategy.

                  REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

                  ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

                  ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

                  RAFAEL E. TAMARGO is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar Rafael spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

                  EDWARD S. FORRESTER is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.

                  ALLEN E. CHOINSKI, CFA is an Assistant Vice President and is responsible for quantitative equity research and portfolio management to support Wilmington Trust's quantitatively managed equity funds. He also develops targeted quantitative models and processes to assist the fundamental research effort at the firm. Prior to joining Wilmington Trust in 2007, Allen worked with Alpha Equity Management, LLC, where he researched and implemented quantitative equity investment strategies. Allen began his investment management career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management, where he was responsible for both fundamental and quantitative research to support ING's international equity funds. Allen holds a master's degree in Business Administration from Villanova University, and a bachelor's degree in Engineering from Pennsylvania State University. He is a CFA(R) charterholder and a member of the CFA(R) Society of Philadelphia.

PORTFOLIO MANAGERS--SUB-ADVISERS

                  Each sub-adviser makes the day-to-day investment decisions for the portion of the Fund's assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

LARGE-CAP FUND, MID-CAP FUND AND SMALL-CAP FUND

                  PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA, a sub-adviser to the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 82% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2007, PPA had assets under management of approximately $24.3 billion.

                  THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE-CAP FUND

                  ARMSTRONG SHAW ASSOCIATES INC. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2007, ASA had assets under management of approximately $6.7 billion. JEFFREY SHAW is the Lead Portfolio Manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm. Mr. Shaw holds a B.A from Princeton University and an M.B.A. from Harvard Business School.

                  MONTAG & CALDWELL, INC. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. As of September 30, 2007, M&C had assets under management of approximately $18 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

                  RONALD E. CANAKARIS, CIC, CFA, leads the M&C Investment Management Team. Mr. Canakaris is Chairman, President, and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

                  HELEN M. DONAHUE, CFA, is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and Fixed Income Portfolio Manager for Legg Mason Capital Management. Ms. Donahue holds a B.A. from Loyola College.

                  GROVER C. MAXWELL III, CFA, is Executive Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a Portfolio Manager/Investment Counselor. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.

                  FIRST QUADRANT, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2007, First Quadrant had assets and overlays under management of approximately $41.4 million.

                  CHRISTOPHER G. LUCK and R. MAX DARNELL are the Lead Portfolio Managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Global Equities. He joined the firm in 1985. Mr. Darnell is a Partner and the Chief Investment Officer of First Quadrant and has been with the firm since 1991.

MID-CAP FUND

                  BENNETT LAWRENCE MANAGEMENT, LLC. BLM is a registered investment adviser founded in 1995, and located at 60 East 42nd Street, 43rd Floor, New York, New York 10165. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2007, BLM had assets under management of over $1.8 million.

                  VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a Research Analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

                  W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a B.A. in Economics from the University of New Hampshire.

                  EQUITY INVESTMENT CORPORATION. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm manages equity portfolios for institutions and individuals. As of September 30, 2007, EIC had assets under management of approximately $500 million.

                  JAMES F. BARKSDALE is President of EIC. He began his career at IC Industries where he was involved with investments, acquisition analysis, and planning. After overseas assignments, he returned to New York City to Merrill Lynch where he worked on asset allocation strategies. Jim then served as a Portfolio Manager for Management Asset Corporation in Connecticut, before returning to Atlanta in 1986 to form Equity Investment Corporation. He received an M.B.A. from the Wharton School of Finance, University of Pennsylvania, in 1977 after earning a BS degree from the College of William and Mary in 1975.

                  W. ANDREW BRUNER, CPA, CFA, joined EIC in 1999 as a portfolio manager. From 1992 to 1999, he was involved in accounting assignments for KPMG LLP, primarily in conducting due diligence for mergers and acquisitions. Andrew received a B.A. in international Politics and Economics from the University of the South in 1990. In 1991, he earned a Master in Professional Accounting degree from the University of Texas at Austin.

                  R. TERRENCE IRRGANG, CFA, joined EIC in 2003 as a Portfolio Manager. Previously he was a Global Partner, Portfolio Manager, and Product Manager for INVESCO Capital Management. Terry worked nine years with Mercer Consulting and Towers Perrin, where he assisted plan sponsors with asset allocation, manager selection, and performance monitoring activities. Terry received a B.A. degree from Gettysburg College in 1979, and earned an M..BA. from Temple University in 1981.

                  ROBECO INVESTMENT MANAGEMENT, INC. Robeco is a registered investment adviser with its principal executive office located at 909 Third Avenue, 32nd Floor, New York, NY 10022. Robeco International Holding B.V. is the sole shareholder of Robeco US Holding, Inc. Robeco Groep N.V. is the sole shareholder of Robeco International Holding B.V. and RABOBANK NEDERLAND is the sole shareholder of Robeco Groep N.V. As of September 30, 2007, Robeco had assets under management in excess of $27 billion.

                  EASTON RAGSDALE, CFA, is Co-Head of the Disciplined Equity Group, Managing Director and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twenty years in investment management, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Ragsdale has an A.B. and M.B.A. from the University of Chicago.

                  PETER ALBANESE is Co-Head of the Disciplined Equity Group, Principal and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twelve years at U.S. Trust Company and Kidder Peabody & Co. Mr. Albanese holds a B.S. from the State University of NY at Stony Brook and an M.B.A. from New York University.

                  LEO FOCHTMAN, JR. is a Managing Director, Associate Portfolio Manager and Senior Quantitative Analyst at Robeco. He joined Robeco in 2004 after more than 15 years experience as an analyst, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Fochtman has a B.S. from Pace University and M.S. in Finance from Boston College.

                  J. MICHAEL MCCUNE, CFA, is Senior Vice President, Associate Portfolio Manager and Quantitative Analyst at Robeco. He joined the firm in 2003 after eight years experience as an analyst, including positions at Deutsche Asset Management, JPMorgan Chase and PNC Financial Services.

SMALL-CAP FUND

                  BATTERYMARCH FINANCIAL MANAGEMENT, INC. BFM is a registered investment adviser founded in 1969, and located at The John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations and state and municipal and foreign governmental entities. As of September 30, 2007, BFM had assets under management of approximately $29.8 billion.

                  BFM believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized accordingly to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

                  Members of BFM's U.S. investment team manage the portion of the Fund managed by Batterymarch. Members of the team may change from time to time.

                  Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by BFM. Their focus is on portfolio structure, and they are primary responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and BFM's current investment strategies.

                  YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager of BFM's U.S. investment team. Mr. Ko joined BFM in 2000 as a Quantitative Analyst and was promoted to Portfolio Manager in 2003 and Co-Director and Senior Portfolio Manager of the U.S. investment team in 2006. Mr. Ko has eight years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.

                  STEPHEN A. LANZENDORF, CFA, is a Co-Director and Senior Portfolio Manager of BFM's U.S. investment team. Mr. Lanzendorf joined BFM in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously served as Director of Quantitative Strategies at Independence Investments (1999-2005). Mr. Lanzendorf has 22 years of investment experience. He holds a B.S. and M.S. from the Massachusetts Institute of Technology.

                  ANTHONY C. SANTOSUS, CFA, is a Portfolio Manager of BFM's U.S. investment team. Mr. Santosus joined BFM's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an Investment Technologist and Quantitative Analyst at Putnam. Mr. Santosus has 19 years of investment experience. He holds a B.S. from Northeastern University.

                  SYSTEMATIC FINANCIAL MANAGEMENT, L.P. Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck New Jersey 07666. It was founded in 1982, as Systematic Financial Management Inc., a registered investment advisor specializing in the management of value portfolios throughout the market capitalization spectrum. In 1995, a majority stake in the firm was sold to Affiliated Managers Group (AMG), a publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered as Systematic Financial Management, L.P. on April 10, 1995. In 1996, AMG brought in the current senior members of the investment management team lead by Joe Joshi, Kevin McCreesh and Greg Wood. Systematic's assets under management as of September 30, 2007 were $9.9 billion.

                  KEN BURGESS, CFA, is a Partner in the firm and serves as Lead Portfolio Manager for Systematic's Small Cap Free Cash Flow portfolio. He also serves as an analyst, providing research support within selected economic sectors. Mr. Burgess' investment career began in 1993, when he joined SFM. He specializes in cash flow analysis and devotes his efforts to portfolio management and the analysis of small cap equities. His work has included contributions to quantitative and fundamental equity analysis, portfolio management, and performance analytics. He conducted his undergraduate studies at New Hampshire College, majoring in Economics and Finance.

INTERNATIONAL FUND

                  GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of June 30, 2007, GSAM along with other units of IMD had assets under management of approximately $701.1 billion. GSAM's Global Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated Portfolio Managers working with Mr. Jones; in managing various portfolios, the Global Quantitative Equity Team employs several different investment strategies, one of which is the Structured International Strategy, overseen by Mr. Ioffe.

                  ROBERT JONES, CFA, is a Managing Director of GSAM's Global Quantitative Equity ("GQE") Group in New York, Senior Portfolio Manager and Chair of the GQE Investment Policy Committee. He currently serves as the Chief Investment Officer for GQE Strategies. Mr. Jones joined GSAM as a Portfolio Manager in 1989. He received a B.A. from Brown University in 1978 and an M.B.A. from the University of Michigan in 1980.

                  MELISSA R. BROWN, CFA is a Senior Portfolio Manager on the GQE Team, where she is responsible for U.S. and Global portfolios. Melissa joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities. Melissa has 23 years of industry experience. She received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A in Finance from New York University.

                  LEN IOFFE, CFA, is a Managing Director and Senior Portfolio Manager on the GQE Team, where he is responsible for portfolio management of global and non-U.S. portfolios. Len joined GSAM in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University's Stern School of Business.

                  JULIUS BAER INVESTMENT MANAGEMENT, LLC. JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Americas Inc., which in turn is a wholly-owned subsidiary of Julius Baer Holding Ltd., a Swiss corporation. As of September 30, 2007, JBIM had assets under management of approximately $73 billion. Richard C. Pell and Rudolph Riad Younes are the members of JBIM's portfolio management team who are responsible for the management of the International Fund.

                  RUDOLPH RIAD YOUNES, CFA, is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University.

                  RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

                  ACADIAN ASSET MANAGEMENT, INC. Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited. As of September 30, 2007, Acadian had assets under management of approximately $85 billion. Acadian was founded in 1986.

                  MATTHEW J. COHEN, CFA is a Senior Vice President, Portfolio Manager, and the Investment Database Manager. Matt joined Acadian in 1994. He specializes in equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Previously, Mr. Cohen worked as a Senior Systems Analyst and Project Manager for Digital Equipment Corporation.
Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

                  TERENCE C. BURNHAM, PH.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the Fall of 2005. He was formerly an Economics Professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc., Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University.

                  DIMENSIONAL FUND ADVISORS LP. Dimensional is a registered investment adviser with its principal executive office located at 1299 Ocean Avenue, Santa Monica, California 90401. As of September 30, 2007, Dimensional had global assets under management of approximately $153 billion. Dimensional manages its portion of the Fund's portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for portfolios managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

                  In accordance with the team approach, the Portfolio Managers and Portfolio Traders implement the policies and procedures established by the Investment Committee. The Portfolio Managers and Portfolio Traders also make daily decisions regarding fund management, including running buy and sell programs based on the parameters established by the Investment Committee. KAREN UMLAND coordinates the efforts of the other Portfolio Managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating day-to-day management of its portion of the Fund's portfolio.

                  Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of its Investment Committee. She received her B.A. from Yale University in 1988 and her M.B.A. from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

                  Dimensional also provides a trading department and selects brokers and dealers to effect securities transactions. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFAA provide certain trading and administrative services to Dimensional with respect to the Fund. Dimensional controls DFAL and DFAA.

                  PRINCIPAL GLOBAL INVESTORS, LLC. PGI is a registered investment adviser with its principal executive office located at 801 Grand Avenue, Des Moines, Iowa 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company ("Principal"). PGI is under common control with Princor Financial Services Corporation ("Princor"). PGI is a sub-adviser to Principal Management Corporation ("Principal Management"). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors. As of June 30, 2007, PGI had assets under management in excess of $221.4 billion, inclusive of assets managed by its affiliates.

                  PGI has designated MICHAEL L. REYNAL to serve as lead portfolio manager for its portion of the Fund's assets. Mr. Reynal joined PGI in 2001 and previously managed and researched international equities at Wafra Investment Advisory Group, Paribas Capital Markets and Barclays de Zoete Wedd. He received an M.B.A. from the Amos Tuck School at Dartmouth College, an M.A. from Cambridge University and B.A. from Middlebury College.

                  PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA is a registered investment adviser with its principal executive office located at 1151 Fairview Avenue North, Seattle, WA 98109. Through its parent company, Eaton Vance Acquisitions ("EVA"), PPA is a majority owned subsidiary of Eaton Vance Corp. ("EVC"). Through a subsidiary, EVC owns 100% of Eaton Vance Distributors, Inc., which serves as principal underwriter and distributor for the Eaton Vance Funds. EVC directly or indirectly owns 100% of Boston Management and Research, 70% of Atlanta Capital Management Company and 80% of Fox Asset Management. As of September 30, 2007, PPA had assets under management of approximately of $24.3 billion.

                  Investment policy decisions for PPA's emerging markets strategy are made on a team basis by its Emerging Markets Investment Committee consisting of voting members David Stein and Tom Seto.

                  DAVID M. STEIN, PH.D. is PPA's Chief Investment Officer. Dr. Stein joined PPA in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Dr. Stein earned both a B.S. and M.S. from the University of Witwatersrand, South Africa and a Ph.D. from Harvard University.

                  THOMAS C. SETO is Portfolio Manager & Director of Portfolio Management. Prior to joining PPA in 1998, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors. He received an M.B.A. from the University of Chicago and a B.S. from the University of Washington.

REAL ASSET FUND

                  AEW MANAGEMENT AND ADVISORS, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had approximately $40 billion of assets under management as of September 30, 2007. AEW is a subsidiary of (and controlled by) Natixis Global Asset Management, L.P. Together with subsidiaries and affiliates in the U.S., Europe and Asia, Natixis Global Asset Management Group managed more than $835 billion in assets for institutions and individuals as of June 30, 2007. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

                  MATTHEW A. TROXELL, CFA serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas.

                  REAL ESTATE MANAGEMENT SERVICES GROUP, LLC. REMS, located at 1100 Fifth Avenue South, Suite 205, Naples, Florida 34102, was organized in May 2002. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2007, the REMS Group had approximately $507 million in assets under management.

                  EDWARD W. TURVILLE, CFA, is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

                  STANDISH MELLON ASSET MANAGEMENT COMPANY LLC. Standish Mellon is a registered investment adviser, with its principal executive office located at Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, Massachusetts 02108. The Bank of New York Mellon Corporation, located at One Boston Place, Boston, MA 02109, wholly owns Standish Mellon. As of August 31, 2007, Standish Mellon had assets under management of approximately $161.6 billion. Standish Mellon was formed on July 31, 2001.

                  With respect to the portion of the Fund's assets allocated to TIPS managed by Standish Mellon, Robert M. Bayston, CFA serves as the Lead Portfolio Manager. In addition Nate D. Pearson serves as a Research Analyst.

                  ROBERT M. BAYSTON, CFA, is a Portfolio Manager for Standish Mellon's TIPS strategy and a Derivatives Trader. His trading responsibilities include the analysis and execution of derivative strategies across fixed income sectors including Treasuries, agencies, interest rate swaps, mortgages and corporate bonds. He joined the company in 1991 and has an M.S. from Boston College and a B.S. from the University of Virginia.



                  NATE D. PEARSON is a Trader, responsible for liquid products. He joined the company in 2005 from Darling Consulting Group. Nate has an M.S.F. from Boston College and a B.S. from the University of New Hampshire.

                  The STIF Plus strategy is managed by Standish Mellon's 15-member Short Duration Strategies Team headed by Laurie Carroll. Key team members are Johnson Moore, Patricia Loughran and Jay Sommariva.

                  LAURIE CARROLL is the Managing Director overseeing the development of and strategy for all beta and short duration portfolios for Standish Mellon. She joined Standish Mellon in 1986 as a Portfolio Manager for active core and short duration strategies. Laurie has an M.B.A from University of Pittsburgh and a B.A. from Seton Hall University.

                  JOHNSON MOORE, CFA is the Associate Director for Short Duration and Beta Management Strategies. He joined Standish Mellon in 2000 and before that served as Mellon's Corporate Market Risk Manager. Johnson joined Mellon in 1991 as the Senior Bank Investment Portfolio Manager. Johnson has a B.A. from the University of Virginia.

                  PATRICIA LOUGHRAN is a Senior Portfolio Manager responsible for managing and trading securities and short duration portfolios. She joined Standish Mellon in 1995. Patricia has a B.S. from Allegheny College.

                  JAY SOMMARIVA is a Portfolio Manager responsible for managing and trading short duration portfolios. He joined Standish Mellon in 2005 from Northern Trust Global Investments where he was a Portfolio Manager. Jay has an M.B.A. from Duquesne University and a B.S. from Indiana University of Pennsylvania.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Funds' primary service providers.

Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                             TRANSFER AGENT

        RODNEY SQUARE MANAGEMENT CORP.                                   PFPC INC.

           1100 NORTH MARKET STREET                                   760 MOORE ROAD

             WILMINGTON, DE 19890                                KING OF PRUSSIA, PA 19406

Manages each Fund's investment activities and          Handles certain shareholder services,
oversees Fund administration and other service         including recordkeeping and statements,
providers.                                             payment of distributions and processing of
                                                       buy and sell requests.
-------------------------------------------------      -----------------------------------------------


          -------------------------------------------------------------

                                 WT MUTUAL FUND

                     Wilmington Multi-Manager Large-Cap Fund

                      Wilmington Multi-Manager Mid-Cap Fund

                     Wilmington Multi-Manager Small-Cap Fund

                   Wilmington Multi-Manager International Fund

                    Wilmington Multi-Manager Real Asset Fund

          -------------------------------------------------------------

Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
            SUB-ADMINISTRATOR AND                                         CUSTODIAN
               ACCOUNTING AGENT

                  PFPC INC.                                       WILMINGTON TRUST COMPANY

             301 BELLEVUE PARKWAY                                 1100 NORTH MARKET STREET

             WILMINGTON, DE 19809                                   WILMINGTON, DE 19890

Provides facilities, equipment and personnel to        Holds each Fund's assets, settles all
carry out administrative services related to each      portfolio trades and collects most of the
Fund and calculates each Fund's NAV and                valuation data required for calculating each
distributions.                                         Fund's NAV per share.
-------------------------------------------------      -----------------------------------------------

                                           Distribution
                    -------------------------------------------------------------
                                           DISTRIBUTOR

                               PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                          760 MOORE ROAD

                                    KING OF PRUSSIA, PA 19406

                                  Distributes the Funds' Shares.
                    -------------------------------------------------------------


                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

                  The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

                  Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trusts' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

                  PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

                  Institutional shares are offered on a continuous basis and are sold without sales charges. The minimum initial investment in Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

                  You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

                  NETWORKING AND SUB-TRANSFER AGENCY FEES: The Funds may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

                  In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

                  BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

REGULAR MAIL:                                 OVERNIGHT MAIL:
------------                                  ---------------
Wilmington Multi-Manager Funds                Wilmington Multi-Manager Funds
c/o PFPC Inc.                                 c/o PFPC Inc.
P.O. Box 9828                                 101 Sabin Street
Providence, RI 02940                          Pawtucket, RI 02860-1427

                  BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

                  ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

                  Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

                  It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                  You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

                  REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

                  FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

                  Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

                  There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

                  BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

                  Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

REGULAR MAIL:                                 OVERNIGHT MAIL:
-------------                                 ---------------
Wilmington Multi-Manager Funds                Wilmington Multi-Manager Funds
c/o PFPC Inc.                                 c/o PFPC Inc.
P.O. Box 9828                                 101 Sabin Street
Providence, RI 02940                          Pawtucket, RI 02860-1427

                  BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

                  In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

                  If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

                  SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Short/Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund

                  Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

                  Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

                  FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

                  Prospectuses for Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

                  Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

                  Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

                  As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

                  The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

                  It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

                  STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

                  This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

                  Professional Fund Distributors, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

                  The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

                  If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

                  Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

                  The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                  ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

                  Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

                  WT Mutual Fund
                  c/o PFPC Inc.
                  101 Sabin Street
                  Pawtucket, RI 02860-1427
                  (800) 336-9970
                  9:00 a.m. to 5:00 p.m. Eastern time

                  The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                  FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                of WT Mutual Fund
                                    A Shares
--------------------------------------------------------------------------------


                        PROSPECTUS DATED NOVEMBER 1, 2007

                  This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

                  Please note that these Funds:

         o        are not bank deposits

         o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

         o        are not federally insured

         o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC "), the Federal Reserve Board or any other governmental agency

         o        are not guaranteed to achieve their goal(s).

                  A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

                  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                     FUND DESCRIPTIONS
A LOOK AT THE GOALS, STRATEGIES,         Summary..................................................................1
RISKS, EXPENSES AND FINANCIAL            Performance Information..................................................5
HISTORY OF EACH FUND.                    Fees and Expenses.......................................................15
                                         Example.................................................................17

                                     ADDITIONAL INVESTMENT INFORMATION
                                         Investment Objective....................................................18
                                         Principal Investment Strategies.........................................18
                                         Additional Risk Information.............................................34
                                          Financial Highlights...................................................39

                                     MANAGEMENT OF THE FUNDS
DETAILS ABOUT THE SERVICE                Investment Adviser......................................................44
PROVIDERS.                               Fund Management.........................................................45
                                         Service Providers.......................................................57

                                     SHAREHOLDER INFORMATION
                                         Pricing of Shares.......................................................58
POLICIES AND INSTRUCTIONS FOR            Purchase of Shares......................................................58
OPENING, MAINTAINING AND CLOSING         Redemption of Shares....................................................62
AN ACCOUNT IN ANY OF THE FUNDS.          Exchange of Shares......................................................65
                                         Distributions...........................................................66
                                         Taxes...................................................................66

                                     DISTRIBUTION ARRANGEMENTS
                                     Distribution Fees...........................................................68
DETAILS ON THE FUNDS' DISTRIBUTION   Additional Compensation to Financial Intermediaries.........................68
ARRANGEMENTS, RULE 12B-1 FEES AND    Share Classes...............................................................69
SHARE CLASSES.                       FOR MORE INFORMATION........................................................70

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                of WT Mutual Fund
                                    A Shares

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective           o    THE INVESTMENT OBJECTIVE OF EACH OF
                                    WILMINGTON MULTI-MANAGER LARGE-CAP FUND,
                                    WILMINGTON MULTI-MANAGER MID-CAP FUND AND
                                    WILMINGTON MULTI-MANAGER SMALL-CAP FUND IS
                                    TO ACHIEVE LONG-TERM CAPITAL APPRECIATION.

                               O    THE INVESTMENT OBJECTIVE OF WILMINGTON
                                    MULTI-MANAGER INTERNATIONAL FUND IS TO
                                    ACHIEVE SUPERIOR LONG-TERM CAPITAL
                                    APPRECIATION.

                               O    THE INVESTMENT OBJECTIVE OF WILMINGTON
                                    MULTI-MANAGER REAL ASSET FUND IS TO ACHIEVE
                                    LONG-TERM PRESERVATION OF CAPITAL WITH
                                    CURRENT INCOME.

--------------------------------------------------------------------------------
INVESTMENT FOCUS               O    EQUITY OR EQUITY-RELATED SECURITIES; THE
                                    WILMINGTON MULTI-MANAGER REAL ASSET FUND'S
                                    FOCUS INCLUDES EQUITY, DEBT AND
                                    COMMODITY/NATURAL RESOURCE-RELATED
                                    SECURITIES.

--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY         O    HIGH
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT           O    WILMINGTON MULTI-MANAGER LARGE-CAP FUND (THE
STRATEGIES                          "LARGE-CAP FUND") INVESTS AT LEAST 80% OF
                                    ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF
                                    U.S. EQUITY SECURITIES OF LARGE-CAP
                                    COMPANIES.

                               O WILMINGTON MULTI-MANAGER MID-CAP FUND (THE "MID-CAP FUND") INVESTS AT LEAST 80% OF ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF U.S. EQUITY SECURITIES OF MID-CAP COMPANIES.

                               O WILMINGTON MULTI-MANAGER SMALL-CAP FUND (THE "SMALL-CAP FUND") INVESTS AT LEAST 80% OF ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF U.S. EQUITY SECURITIES OF SMALL-CAP COMPANIES.

                               O WILMINGTON MULTI-MANAGER INTERNATIONAL FUND (THE "INTERNATIONAL FUND") INVESTS AT LEAST 85% OF ITS ASSETS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF FOREIGN ISSUERS.

--------------------------------------------------------------------------------

                                O WILMINGTON MULTI-MANAGER REAL ASSET FUND (THE "REAL ASSET FUND"), UNDER NORMAL MARKET CONDITIONS INVESTS AT LEAST 80% OF ITS NET ASSETS IN "REAL RETURN" ASSETS CONSISTING OF (I) INFLATION-PROTECTED DEBT SECURITIES, (II) REAL ESTATE-RELATED SECURITIES, AND (III) COMMODITY/NATURAL RESOURCE-RELATED SECURITIES.

                                O EACH FUND UTILIZES A MULTI-MANAGER STRATEGY IN WHICH THE INVESTMENT ADVISER ALLOCATES THE FUND'S ASSETS AMONG SUB-ADVISERS, OR INVESTS DIRECTLY IN EXCHANGE-TRADED FUNDS ("ETFS"). RODNEY SQUARE MANAGEMENT CORPORATION ("RSMC" OR "ADVISER") SERVES AS EACH FUND'S INVESTMENT ADVISER. RSMC HAS DELEGATED THE RESPONSIBILITY FOR SECURITIES SELECTION AND PORTFOLIO MANAGEMENT OF THE FUNDS TO THE FOLLOWING SUB-ADVISERS:

                               FOR ALL FUNDS:       WILMINGTON TRUST INVESTMENT
                                                    MANAGEMENT, LLC.

                               LARGE-CAP FUND:      ARMSTRONG SHAW ASSOCIATES,
                                                    INC., MONTAG & Caldwell,
                                                    Inc., First Quadrant, L.P.
                                                    and Parametric Portfolio
                                                    Associates LLC ("PPA").

                               MID-CAP FUND:        Bennett Lawrence Management,
                                                    LLC, Equity Investment
                                                    Corporation, Robeco
                                                    Investment Management, Inc.
                                                    and PPA.

                               SMALL-CAP FUND:      Batterymarch Financial
                                                    Management, Inc., Systematic
                                                    Financial Management L.P.
                                                    and PPA.

                               INTERNATIONAL FUND:  Goldman Sachs Asset
                                                    Management, L.P., Julius
                                                    Baer Investment Management,
                                                    LLC, Acadian Asset
                                                    Management, Inc.,
                                                    Dimensional Fund Advisors
                                                    LP, Principal Global
                                                    Advisors LLC and PPA.

                               REAL ASSET FUND:     AEW Management and Advisors,
                                                    L.P., Real Estate Management
                                                    Services Group, LLC and
                                                    Standish Mellon Asset
                                                    Management Company LLC.
--------------------------------------------------------------------------------

Principal Risks                The Funds are subject to the risks summarized
                               below and further described under the heading
                               "Additional Risk Information" in this prospectus.


                               o An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                               o It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               O    A FUND'S SHARE PRICE WILL FLUCTUATE IN
                                    RESPONSE TO CHANGES IN THE MARKET VALUE OF
                                    ITS INVESTMENTS. MARKET VALUE CHANGES RESULT
                                    FROM BUSINESS OR ECONOMIC DEVELOPMENTS
                                    AFFECTING AN ISSUER AS WELL AS GENERAL
                                    MARKET AND ECONOMIC CONDITIONS.

                               O BECAUSE EACH FUND EMPLOYS A MULTI-MANAGER APPROACH, THE INTERPLAY OF THE VARIOUS STRATEGIES EMPLOYED BY THE INVESTMENT ADVISER AND SUB-ADVISERS MAY RESULT IN A FUND HOLDING LARGE POSITIONS IN CERTAIN TYPES OF SECURITIES, INDUSTRIES OR SECTORS AS A RESULT OF EACH SUB-ADVISER'S INDEPENDENT INVESTMENT DECISIONS, WHICH MAY HAVE A NEGATIVE EFFECT ON PERFORMANCE OR OFFSET PERFORMANCE OF ANOTHER SUB-ADVISER.

                               O EACH FUND MAY USE DERIVATIVE INSTRUMENTS TO PURSUE ITS INVESTMENT OBJECTIVE. THE USE OF DERIVATIVES MAY EXPOSE A FUND TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF IT INVESTED DIRECTLY IN THE SECURITIES OR ASSETS UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE A FUND TO EXPERIENCE HIGHER LOSSES THAN A FUND THAT DOES NOT USE DERIVATIVES. IF THE ISSUER OF THE DERIVATIVE DOES NOT PAY THE AMOUNT DUE UNDER THE DERIVATIVE'S TERMS, THE FUND CAN LOSE MONEY ON THE INVESTMENT. ALSO THE UNDERLYING SECURITY OR ASSET ON WHICH THE DERIVATIVE IS BASED, OR THE DERIVATIVE ITSELF, MAY NOT PERFORM THE WAY THE ADVISER EXPECTED IT TO PERFORM. IF THAT HAPPENS, THE FUND'S SHARE PRICES MAY FALL, OR THE FUND MAY RECEIVE LESS INCOME THAN EXPECTED, OR ITS INVESTMENT MAY BE UNSUCCESSFUL. SOME DERIVATIVES MAY BE ILLIQUID, MAKING IT DIFFICULT TO VALUE OR SELL THEM AT AN ACCEPTABLE PRICE OR TIME. USING DERIVATIVES CAN INCREASE THE VOLATILITY OF A FUND'S SHARE PRICES. THE
                                    USE OF DERIVATIVES MAY INVOLVE LEVERAGE. FOR
                                    SOME DERIVATIVES, IT IS POSSIBLE FOR THE
                                    FUND TO LOSE MORE THAN THE AMOUNT INVESTED
                                    IN THE DERIVATIVE INSTRUMENT. SEE
                                    "ADDITIONAL RISK INFORMATION - LEVERAGE
                                    RISK". LEVERAGE MAY ACCELERATE OR EXAGGERATE
                                    LOSSES THAT OCCUR FROM A DIRECT INVESTMENT
                                    IN THE UNDERLYING ASSETS.

                               O    SMALL AND MID-CAP COMPANIES MAY BE MORE
                                    VULNERABLE THAN LARGE-CAP COMPANIES TO
                                    ADVERSE BUSINESS OR ECONOMIC DEVELOPMENTS,
                                    AND THEIR SECURITIES MAY BE LESS LIQUID AND
                                    MORE VOLATILE.

                               O    THE INTERNATIONAL FUND IS SUBJECT TO
                                    ADDITIONAL RISKS OF INVESTING IN FOREIGN
                                    MARKETS AND IS ALSO SUBJECT TO THE RISK OF
                                    LOSSES CAUSED BY CHANGES IN FOREIGN CURRENCY
                                    EXCHANGE RATES. THE INTERNATIONAL FUND MAY
                                    ALSO INVEST IN SECURITIES OF COMPANIES
                                    OPERATING IN EMERGING MARKET COUNTRIES.
                                    SECURITIES OF SUCH COMPANIES MAY BE MORE
                                    VOLATILE THAN SECURITIES OF COMPANIES
                                    OPERATING IN MORE DEVELOPED MARKETS AND
                                    THEREFORE MAY INVOLVE GREATER RISKS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               O    BECAUSE THE REAL ASSET FUND INVESTS IN
                                    COMPANIES RELATED TO THE REAL ESTATE AND
                                    COMMODITY INDUSTRIES, THE VALUE OF THE REAL
                                    ASSET FUND'S SHARES MAY FLUCTUATE MORE THAN
                                    THE VALUE OF SHARES OF A FUND THAT INVESTS
                                    IN A BROADER RANGE OF SECURITIES.

                               O THE PERFORMANCE OF EACH FUND WILL DEPEND ON WHETHER OR NOT THE INVESTMENT ADVISER OR SUB-ADVISER IS SUCCESSFUL IN PURSUING ITS INVESTMENT STRATEGY.

--------------------------------------------------------------------------------
INVESTOR PROFILE               O    INVESTORS WHO WANT THE VALUE OF THEIR
                                    INVESTMENT TO GROW AND WHO ARE WILLING TO
                                    ACCEPT MORE VOLATILITY FOR THE POSSIBILITY
                                    OF HIGHER RETURNS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 1000 Index and the S&P 500 Index, both broad measures of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                   [BAR CHART]

                          PERFORMANCE YEARS    Returns
                          -----------------    -------
                                 2006          12.82%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 8.52%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                          6.72%                   -1.77%
                   (December 31, 2006)        (June 30, 2006)

LARGE-CAP FUND--A SHARES (1)

                                                                                                             SINCE
                                                                                                           INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                                   1 YEAR         (DECEMBER 20, 2005)
----------------------------------------------------                                   ------          ------------------
Return Before Taxes                                                                       8.87%               7.82%
Return After Taxes on Distributions (2)                                                   8.60%               7.57%
Return After Taxes on Distributions and Sale of Fund Shares (2)                           5.93%               6.57%
Russell 1000 Index (reflects no deductions for fees, expenses or taxes) (3)              15.46%              14.15%
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (4)                   15.78%              14.36%

------------

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(4) The S&P 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.

                      WILMINGTON MULTI-MANAGER MID-CAP FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell Midcap Index and the S&P MidCap 400 Index, both broad measures of market performance. A Shares are of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                   [BAR CHART]

                          PERFORMANCE YEARS    Returns
                          -----------------    -------
                                 2006           8.58%



       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 8.19%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                          8.09%                  -5.43%
                    (March 31, 2006)          (June 30, 2006)

MID-CAP FUND--A SHARES (1)


                                                                                                    SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                                   1 YEAR     (DECEMBER 20, 2005)
----------------------------------------------------                                   ------     -------------------
Return Before Taxes                                                                    4.76%             4.84%
Return After Taxes on Distributions (2)                                                3.36%             3.48%
Return After Taxes on Distributions and Sale of Fund Shares (2)                        4.94%             4.12%
Russell Midcap Index (reflects no deductions for fees, expenses or taxes) (3)          15.26%            14.90%
S&P MidCap 400 Index (reflects no deductions for fees, expenses or taxes) (4)          10.32%            10.32%

------------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(4) The S&P MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Russell 2000 Index and the S&P SmallCap 600 Index, both broad measures of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                   [BAR CHART]

                          PERFORMANCE YEARS    Returns
                          -----------------    -------
                                 2006          11.67%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 4.86%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                         12.39%                  -6.47%
                    (March 31, 2006)          (June 30, 2006)

SMALL-CAP FUND--A SHARES (1)

                                                                                                             SINCE
                                                                                                           INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                                   1 YEAR         (DECEMBER 20, 2005)
----------------------------------------------------                                   ------         -------------------
Return Before Taxes                                                                       7.75%               7.87%
Return After Taxes on Distributions (2)                                                   5.28%               5.47%
Return After Taxes on Distributions and Sale of Fund Shares (2)                           7.55%               6.38%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) (3)              18.37%              17.95%
S&P SmallCap 600 Index (reflects no deductions for fees, expenses or taxes) (4)          15.12%              13.72%

------------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indices are unmanaged and reflect the reinvestment of dividends.

(4) The S&P SmallCap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P SmallCap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the MSCI EAFE Index, a broad measure of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns of the Fund would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                   [BAR CHART]

                          PERFORMANCE YEARS    Returns
                          -----------------    -------
                                 2006          27.67%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 14.82%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                         11.83%                  -0.38%
                  (December 31, 2006)        (June 30, 2006)

INTERNATIONAL FUND--A SHARES (1)

                                                                                                    SINCE INCEPTION
                                                                                                    ---------------
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                                   1 YEAR     (DECEMBER 20, 2005)
----------------------------------------------------                                   ------     -------------------
Return Before Taxes                                                                    23.22%            23.03%
Return After Taxes on Distributions (2)                                                20.34%            20.25%
Return After Taxes on Distributions and Sale of Fund Shares (2)                        16.18%            18.42%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes) (3)               26.34%            25.72%

------------
(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                  The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund and show how the average annual total returns for one year, and since inception, before and after taxes, compared with those of the Lehman U.S. Treasury Inflation Protected Securities Index, a broad measure of market performance and a blend of indices ("Blended Indices). On May 16, 2006, shareholders of the Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income. In conjunction with the change in the Fund's investment objective, the Trustees approved a change in the Fund's investment strategy to allocate its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.

                  A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                                   [BAR CHART]

                          PERFORMANCE YEARS    Returns
                          -----------------    -------
                                 2006          15.04%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2007: 4.67%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                         13.72%                  -3.47%
                    (March 31, 2006)          (June 30, 2006)

REAL ASSET FUND--A SHARES (1)

                                                                                                       INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006                                   1 YEAR      (DECEMBER 20, 2005)(2)
----------------------------------------------------                                   ------      -------------------
Return Before Taxes                                                                    11.03%            11.34%
Return After Taxes on Distributions (3)                                                10.11%            10.44%
Return After Taxes on Distributions and Sale of Fund Shares (3)                         7.28%             9.17%
Lehman U.S. Treasury Inflation Protected Securities Index (4)                           0.41%             0.41%
Blended Indices (reflects no deductions for fees, expenses or taxes) (5)               10.55%            10.55%

------------

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) The since inception return for the indices are for the period December 31, 2005 through December 31, 2006.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

(5) The Blended Indices are calculated by the investment adviser and represents the weighted return of 50% Lehman U.S. Treasury Inflation Protected Securities Index, 30% NAREIT-Equity Index and 20% Dow Jones-AIG Commodity Index Total ReturnTM. The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. The NAREIT Equity Index is a unmanaged index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. The Dow Jones-AIG Commodity Index is a rolling index composed of futures contracts on 19 physical commodities.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

                  The table below shows the fees and expenses that you may pay if you buy and hold A Shares of a Fund. The expenses are shown as a percentage of its annual average daily net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 A SHARES
----------------------------------------------------------                                 --------
Maximum sales charge (load) imposed on purchases (1)                                           3.50%
Maximum deferred sales charge                                                                   None
Maximum sales charge (load) imposed on reinvested dividends (and other
distributions)                                                                                  None
Redemption fee (2)                                                                             1.00%
Exchange fee (2)                                                                               1.00%

------------
(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee or exchange fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       Large-Cap          Mid-Cap         Small-Cap        International        Real Asset
                                          Fund             Fund              Fund               Fund               Fund
                                      -------------    -------------     -------------    -----------------    -------------
A SHARES
Management fees                          0.69%            0.71%             0.82%              0.86%(1)           0.48%
Distribution (Rule 12b-1) fees           0.25%            0.25%             0.25%              0.25%              0.25%
Other expenses                           0.24%            0.74%             0.74%              0.28%              0.17%
Acquired Fund fees and expenses (2)      0.05%            0.05%             0.03%              0.05%              0.08%
TOTAL ANNUAL FUND
OPERATING EXPENSES (3)                   1.23%            1.75%             1.84%              1.44%              0.98%
Waivers/Reimbursements                 (0.07)%(4,5)      (0.30)%(4,5)      (0.31)%(4,5)       (0.02)%(1,5)       (0.01)%(5)
NET EXPENSES                            1.16%(4,5)        1.45%(4,5)        1.53%(4,5)         1.42%(5)           0.97%(5)

------------
(1) Management fees and fee waivers have been restated to reflect the additional management fees and fee waivers that would have been incurred due to the addition of three sub-advisers and the reallocation of assets among existing sub-advisors. The management fees and fee waivers incurred by the Fund for the year ended June 30, 2007 were 0.85% and (0.01)% of annual average daily net assets, respectively.

(2) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

(3) "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

(4) RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that "Total Annual Fund Operating Expenses" for the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, excluding extraordinary expenses, brokerage commissions, interest, "Acquired Fund fees and expenses" and class-specific expenses, exceed 1.00%, 1.15% and 1.25%, respectively through June 30, 2012. These contractual fee waiver arrangements will remain in place until June 30, 2012, unless the Board of Trustees approves their earlier termination.

(5) Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.07%, 0.01%, 0.01%, 0.01% and 0.02% of average daily net assets for the Large-Cap Fund, Mid-Cap Fund, Small-Cap Fund, International Fund and the Real Asset Fund, respectively. In addition, the sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

                  This Example is intended to help you compare the cost of investing in A Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         o        you reinvested all dividends and other distributions;

         o        the average annual return was 5%;

         o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

                  Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


A SHARES                                      1 YEAR            3 YEARS            5 YEARS              10 YEARS
----------------------------------------   -------------     --------------    -----------------    ------------------
Large-Cap Fund                                 $464              $706                $966                $1,710
Mid-Cap Fund                                   $492              $793               $1,114               $2,205
Small-Cap Fund                                 $500              $816               $1,155               $2,294
International Fund                             $489              $784               $1,099               $1,992
Real Asset Fund                                $445              $648                $868                $1,498

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF THE A SHARES OF A FUND.

                        ADDITIONAL INVESTMENT INFORMATION

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                  The investment objective of each of the LARGE-CAP FUND, the MID-CAP FUND and the SMALL-CAP FUND is to achieve long-term capital appreciation. The investment objective for each of these Funds may be changed by the Board of Trustees upon 60 days prior written notice to shareholders.

                  The INTERNATIONAL FUND seeks superior long-term capital appreciation. The REAL ASSET FUND seeks long-term preservation of capital with current income. The investment objective of each of these Funds may not be changed without shareholder approval.

                  There is no guarantee that any Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                  The LARGE-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         o Common stocks of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the Russell 1000 Index ("large-cap companies"), at the time of purchase;

         o Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) ("ETFs") which track a securities market index of large-cap companies, such as iShares, SPDRs, Vipers; and

         o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large-cap companies.

                  The MID-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         o Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the Russell Midcap Index ("mid-cap companies"), at the time of purchase;

         o ETFs which track a securities market index of mid-cap companies, such as iShares, SPDRs, Vipers; and

         o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid-cap companies.

                  The SMALL-CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:

         o Common stocks of U.S. corporations that have a market capitalization less than the largest company in the Russell 2000 Index ("small-cap companies"), at the time of purchase;

         o ETFs which track a securities market index of small-cap companies, such as iShares, SPDRs, Vipers; and

         o Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small-cap companies.

                  Although each of the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

                  The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (i) are organized outside of the United States or (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or
(iii) have at least 50% of their assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity-related securities:

         o        Common stocks of foreign issuers;

         o Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

         o Receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

         o Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including ETFs.

         Sub-advisers of the International Fund have discretion to invest in securities issued by companies domiciled in emerging market countries. Because securities of companies operating in emerging markets may be subject to increased political, social and economic risks and therefore may be more volatile, the International Fund will limit investment in emerging market securities to no more than 35% of its assets.

                  The REAL ASSET FUND invests at least 80% of its assets in "Real Return" assets which consist of the following asset classes: (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS"; (ii) real estate-related securities including securities of real estate companies and real estate investment trusts; and (iii) commodity/natural resource-related securities.

                  In managing the Fund, the investment adviser determines the Fund's strategic asset allocation among Real Return assets. The following table illustrates the range of the Fund's allocation among the Real Return asset classes (the allocations and/or actual holdings will vary from time to time):

INFLATION-PROTECTED DEBT         REAL ESTATE-      COMMODITY / NATURAL RESOURCE-
      SECURITIES             RELATED SECURITIES         RELATED SECURITIES
      ----------             ------------------         ------------------
         25%-75%                   20%-60%                    0%-35%


                  INFLATION-PROTECTED DEBT SECURITIES. Inflation-protected debt securities are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. With respect to this portion of its portfolio, the Fund will primarily invest in TIPS, which are notes and bonds issued by the U.S. Treasury whose principal amounts are adjusted monthly to reflect the effects of inflation. The principal value is adjusted for changes in inflation as measured by the Consumer Price Index for Urban Consumers and interest is paid on the inflation-adjusted principal. TIPS are backed by the full faith and credit of the U.S. Government. To a limited extent, the Fund may invest in foreign currency-denominated inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. Government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The Fund may invest in securities with effective or final maturities of any length. The Fund may adjust its holdings or its average duration based on actual or anticipated changes in interest rates or credit quality.

                  REAL ESTATE-RELATED SECURITIES. The Real Asset Fund also invests in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

                  The Fund will invest in real estate companies, such as REITs that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

                  The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

                  COMMODITY / NATURAL RESOURCE- RELATED SECURITIES. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in common and preferred stocks and convertible securities of issuers in commodity-related industries and other financial instruments and securities including interests in baskets of equity securities, ETFs and other investment companies.

                  The Fund may also invest in "commodity-linked derivative instruments." Commodity-linked derivative instruments include commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

                  The value of a commodity-linked derivative instrument is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

                  The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index. These notes expose the Fund to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

                  OTHER INVESTMENT POLICIES. The Fund may invest up to 25% of its assets in foreign securities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

                  ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with different investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of ETFs whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

                  RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Asset Fund, the real estate and commodities markets), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

                  The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

                  Pursuant to exemptive relief granted by the Securities and Exchange Commission ("SEC") the Trust and RSMC may enter into new sub-advisory agreements or materially amend existing sub-advisory agreements, subject to approval by the Board (including a majority of Independent Trustees), without obtaining shareholder approval. When a Fund relies on such exemptive relief, the shareholders of the Fund will be provided with information about the sub-adviser and the sub-advisory agreement. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of a Fund or involving an affiliate will be required to be approved by the shareholders of such Fund.

                  Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

                  In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND

         WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

                  WTIM manages a portion of the Large-Cap Fund using its "fundamentally weighted" strategy. Under this strategy, WTIM constructs a fundamentally weighted reference portfolio by weighting stocks in the Fund's benchmark index (the Russell 1000 Index) in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow; and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. WTIM may vary the fundamental metric(s) it uses to construct the reference portfolio at any time. By investing in a representative sample of stocks in a reference portfolio for the Fund, WTIM intends to achieve investment performance similar to the performance of the reference portfolio.

                  WTIM expects that the portion of the Fund invested in the fundamental strategy will have characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. WTIM will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Fund which will have the effect of limiting the taxes currently payable by shareholders. Tax loss harvesting will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process.

                  WTIM retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by it on behalf of the Fund.

                  The investment strategy used by WTIM is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. WTIM attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities based on market capitalization.

         ARMSTRONG SHAW ASSOCIATES, INC. ("ASA")

                  ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

                  Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. ASA's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

                  In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

         MONTAG & CALDWELL, INC. ("M&C")

                  The Investment Policy Group ("IPG") consists of Portfolio Managers and Analysts who work as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 10,000 common equity securities for market capitalization of at least $3 billion, a minimum 10% historical secular earnings growth rate and a proprietary quality evaluation. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrows the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly assessing their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a modified present value model that incorporates their Analysts assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. M&C's internal database that shows and sorts valuation and earnings momentum data is updated daily and published every two weeks. Above-median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to other companies in their universe and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.

                  If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. The long-term average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six to nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds significantly 5% of the equity portion of a portfolio.

         FIRST QUADRANT, L.P. ("FIRST QUADRANT")

                  First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P 500 Index and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the portfolio relative to the S&P 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

                  First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including:
(i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

         PARAMETRIC PORTFOLIO ASSOCIATES LLC ("PPA")

                  PPA uses a quantitative approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. PPA invests in a representative sample of securities of an Index chosen by RSMC with similar capitalization as the Fund. The portfolio is constructed to track a blend of Growth and Value Indices, weighted to reflect RSMC's style allocation. This essentially means building a portfolio with a growth portion based on a Growth Index and a value portion based on a Value Index. PPA will manage the portfolio with similar characteristics to those of the blended Growth and Value Indices, including such measures as size, dividend yield, price-to-earnings ratio, relative volatility, industry, economic sector exposure and price-to-book ratio. It is not expected that PPA will hold all of the securities that are included in its component Indices.

                  The performance of PPA's portfolio and the Index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding component Growth and Value Index by selecting a portion of the stocks represented in the Index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the Index.

STRATEGIES OF SUB-ADVISERS TO THE MID-CAP FUND

                  WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

                  For a summary of WTIM's fundamentally weighted strategy, please see "STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND"-Wilmington Trust Investment Management, LLC ("WTIM") above. The reference portfolio for the Mid-Cap Fund is based on the Russell Midcap Index.

         BENNETT LAWRENCE MANAGEMENT, LLC ("BLM")

                  BLM employs a mid-cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.

                  In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.

         EQUITY INVESTMENT CORPORATION ("EIC")

                  EIC invests in well-managed, structurally sound companies selling at a discount to their value as an ongoing business entity, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

                  Starting with the Russell Midcap universe, EIC looks for companies with a return on equity ("ROE") above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

                  Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its value as an ongoing business entity, based upon valuation models developed in-house. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are ROE and growth.

                  Once it has been determined that a company is selling at a meaningful discount to its value as an ongoing concern, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

                  After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

         o        The security reaches EIC's measure of full value.

         o        The position increases to more than 6% of the portfolio.

         o The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

         o A major change occurs, rendering historical data invalid for determining the true value of business ownership.

         o The firm's quality or financial strength falls below acceptable levels.

         ROBECO INVESTMENT MANAGEMENT, INC. ("ROBECO")
         -------------------------------------------

                  Robeco's strategy is sector, style and beta neutral and seeks to add value through security selection. Robeco believes that identifying unattractive stocks is as important as identifying attractive stocks. The primary source of information for identifying attractive stocks, i.e., those that have the highest probability of outperforming their peers, is Robeco's proprietary multifactor stock selection model. The individual factors in the stock selection model can be classified into two broad categories: momentum and valuation. The momentum factors include price momentum and three measures of rising expectations: the magnitude of the change in expectations, the breadth of the change and the impact of unexpected earnings announcements. The value factors use price relationships to identify undervalued securities. Robeco uses forecasted earnings-to-price ratio, price-to-book ratio, cash flow-to-price ratio and return on equity.

                  The objective of Robeco's disciplined equity strategy is to develop a quantitative stock selection model that is capable of identifying mispriced stocks. The model is then combined with portfolio construction tools to add value relative to an equity benchmark while carefully managing risk. By design, the strategy maximizes the amount of portfolio risk coming from stock selection while minimizing the proportion of risk coming from sector selection, investment style (growth, value, size, etc.) and market timing (beta).

         PARAMETRIC PORTFOLIO ASSOCIATES LLC ("PPA")

                  For a summary of PPA's investment strategies, please see "STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND"--Parametric Portfolio Associates LLC ("PPA") above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL-CAP FUND

         WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC ("WTIM")

                  For a summary of WTIM's fundamentally weighted strategy, please see "STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND"-Wilmington Trust Investment Management, LLC ("WTIM") above. The reference portfolio for the Small-Cap Fund is based on the Russell 2000 Index.

         BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BFM")

                  Rigorous stock selection and effective risk control are the foundation of BFM's small-cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors--cash flow, earnings growth, expectations, value, technical and corporate signals--using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

                  Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs--opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

         SYSTEMATIC FINANCIAL MANAGEMENT L.P. ("SFM")

                  Systematic's small cap free cash flow investment process begins with a universe of stocks (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with all stocks generally consistent with the market capitalization range of the Russell 2000 Index. Systematic's initial quantitative screening process is performed weekly and identifies companies with the following characteristics: low price to operating cash flow, low price to free cash flow, strong debt coverage.

                  Systematic's screening process results in a focus list of approximately 200 companies that meet their investment criteria. The investment team then conducts intense fundamental analysis of various factors such as historical operating results, assets and liabilities, the companies business models and key trends, and earnings/free cash flow valuation to construct a broadly-diversified portfolio.

                  This analysis also includes a comprehensive review of historical operating results, including sales, earnings, operating and free cash flow, debt and debt coverage ratios. Moreover, Systematic's research team analyzes and reviews balance sheet and off balance sheet items, the current business model and company management. In addition, they consider key industry trends in order to project future operating results and determine appropriate valuations based on price-to-earnings multiple, operating cash flow multiple, free cash flow multiple and discounted free cash flow. The objective of Systematic's rigorous fundamental and quantitative process is to find well-managed, financially sound companies trading at a discount to intrinsic value, generating strong levels of operating and free cash flow and that have a catalyst for stock price appreciation.

         PARAMETRIC PORTFOLIO ASSOCIATES LLC ("PPA")

                  For a summary of PPA's investment strategies, please see "STRATEGIES OF SUB-ADVISERS TO THE LARGE-CAP FUND"--Parametric Portfolio Associates LLC ("PPA") above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND

         GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

                  GSAM's Structured International Strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 100-300 securities on behalf of the Fund.

         JULIUS BAER INVESTMENT MANAGEMENT, LLC ("JBIM")

                  JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well-diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

                  JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

         ACADIAN ASSET MANAGEMENT, INC. ("ACADIAN")

                  Acadian provides global equity management across a wide spectrum of investment mandates by risk level, style, cap size and other criteria. Acadian employs structured stock and region/industry valuation models that are customized to each market. Acadian has designed its models to capture a broad range of characteristics such as value, earnings growth and technical factors.

                  Acadian uses stock factors to attempt to predict how well each stock in its 25,000 stock universe will perform relative to other stock in its region/industry peer group. Acadian also applies separate models to forecast region/industry level returns, in order to attempt to predict how well each region/industry peer group will perform relative to others. Acadian combines and weights the values of all factors and uses a proprietary calculation to determine a return forecast for each stock. Acadian then uses a portfolio optimization program to trade off the expected return of the stocks with such considerations as the client's benchmark index, desired level of risk, transaction costs and other specifications.

                  DIMENSIONAL FUND ADVISORS LP ("DIMENSIONAL")

                  Dimensional's international value investment strategy uses country selection criteria, value considerations, quantitative and qualitative screening processes, and country and security weighting guidelines to construct an investment portfolio. The international equity team currently plans to use its international value investment strategy to invest in approximately 22 developed market countries.

                  PRINCIPAL GLOBAL INVESTORS, LLC  ("PGI")

                  PGI's international emerging market investment strategy focuses on superior stock selection and disciplined risk management to provide consistent out-performance. The firm's stock selection process is based on integrated fundamental research, combining both quantitative and qualitative company analysis. The selection process seeks to identify companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. In order to maximize stock selection skills as the primary driver of relative performance, PGI utilizes advanced portfolio construction techniques and portfolio analytical tools to neutralize unintended systematic portfolio risks.

                  PGI seeks to achieve its objective by investing in common stocks of companies located in emerging market countries, and / or deriving the majority of their revenues and earnings from emerging markets countries. For PGI, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community, including but not limited to the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation. This includes a wide range of countries, primarily in Asia, Latin America, Eastern Europe, the Middle East and Africa. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

                  PGI constructs a portfolio that is broadly diversified with comparable regional and economic sector distributions similar to those of capitalization weighted market benchmarks. Individual security weightings are also limited to prevent excessive concentration in any single company. Individual security selection across a broad universe of companies is expected to be the primary source of return differentials over time relative to market benchmarks, with lesser contributions from industry and country allocations.

                  PARAMETRIC PORTFOLIO ASSOCIATES, LLC  ("PPA")

                  PPA provides emerging market exposure through its disciplined and structured investment approach that emphasizes broad exposure to emerging market countries, economic sectors and issuers. A company is considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries.

                  Emerging market countries are countries that are generally considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their own authorities as developing. The portfolio manager may identify other emerging market countries on the basis of market capitalization and liquidity and may consider issuers as emerging market issuers based on their inclusion (or consideration for inclusion) as emerging market issuers in one or more broad-based market indices. Emerging market countries include countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union.

                  PPA seeks to employ a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among emerging market countries, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets identified by the portfolio manager. The portfolio manager selects and allocates across countries based on factors such as size, liquidity, level of economic development, local economic diversification, perceived risk and potential for growth.

                  PPA maintains a bias to broad inclusion; that is, it allocates its portfolio holdings to more emerging market countries rather than fewer emerging market countries. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented emerging market countries.

   PPA's country allocations are rebalanced periodically to their target weight which has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries which have underperformed. Within each country, PPA seeks to maintain exposure across key economic sectors such as industrial / technology, consumer, utilities, basic industry / resource and financial.

                  Relative to capitalization-weighted country indexes, the portfolio managers target weights to these sectors to emphasize the less represented sectors. The portfolio managers select individual securities as representative of their economic sectors and generally weight them by their relative capitalization within that sector.

STRATEGIES OF SUB-ADVISERS TO THE REAL ASSET FUND

                  AEW MANAGEMENT AND ADVISORS, L.P. ("AEW")

                  AEW manages a portion of the Fund's assets allocated to real estate-related securities. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

                  When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

         o Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

         o Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

         o Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

         o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

                  In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.

                  REAL ESTATE MANAGEMENT SERVICES GROUP, LLC ("REMS")

                  REMS manages a portion of the Fund's assets allocated to real estate-related securities. REMS utilizes a value, yield-advantage style to identify publicly traded securities whose underlying real estate is perceived to sell at a discount to its private market pricing. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

                  REMS applies a proprietary REIT Value, Yield-Advantage Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure to identify candidates for investment.

                  The investment team conducts thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

                  REMS' management constantly monitors the diversification of its portfolio investments by property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

                  STANDISH MELLON ASSET MANAGEMENT COMPANY LLC ("STANDISH
MELLON")

                  Standish Mellon manages the portion of the Fund's assets allocated to TIPS. Standish Mellon's investment strategy is to identify cyclical economic trends and position the portfolio to take advantage of the real interest rate environment. Since these trends change slowly, the investment process will generate only a limited amount of portfolio turnover. Total return, scenario and breakeven analysis are utilized in creating a portfolio consistent with Standish Mellon's macro-economic outlook and to identify relative value opportunities along the yield curve. The sub-adviser attempts to determine the optimal yield curve position for the Fund's TIPS investments and to identify relative value opportunities along the real yield curve. Research for the Fund is conducted through the use of proprietary models, relative value tools and fundamental and quantitative research. Standish Mellon's experienced research team attempts to find investment opportunities through the use of this quantitative analysis, in-depth fundamental research and technology.

                  Standish Mellon also manages a portion of the Real Asset Fund using its Short Term Investment Fund Plus ("STIF Plus") strategy. The STIF Plus strategy seeks to achieve superior total return on an absolute and risk-adjusted basis versus the Merrill Lynch 3-Month Treasury Bill Index. The portfolio managers use top-down quantitative and macroeconomic analysis to guide asset allocation among quality, sector, industries and positioning on the yield curve. Fundamental analysis is used to identify individual issues with excellent liquidity which offer return over that of traditional money market strategies. Investments may include commercial paper, certificates of deposit, floating-rate notes, U.S. Treasury securities, agency securities, corporate notes, bank deposits and asset-backed securities. The portfolio is expected to hold 50 to 75 issues, with credit quality ranging from AAA to A and A1/P1. The duration will range from 35 to 75 days. Risk is managed by: (1) using high quality instruments; (2) diversifying across sectors, industries, issuers and credit quality; and (3) seeking out issuers with stable or improving operating results.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

                  The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI") which is available on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to the Funds SAI.

         o ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on a Fund's performance.

         o COMMODITY RISK. The Real Asset Fund's investments in commodity / natural resource- related securities and commodity-linked derivative instruments, may subject that Fund to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

         o DEBT SECURITY RISKS: A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

         o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and swap agreements are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of the Fund's share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. See "Principal Risk Information - Leverage Risk". Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund's assets and defer recognition of certain of the Fund's losses.

         o EMERGING MARKETS RISK: Some foreign markets in which a Fund may invest, particularly the International Fund, are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Security Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

         o FOREIGN SECURITY RISKS: The Funds may invest in securities of foreign issuers. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

                           CURRENCY RISK. Because the foreign securities in which a Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, a Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund's holdings in foreign securities.

                           FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

                           FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, a Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                           INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

                           INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                           POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets, and nationalization of assets.

         o IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering ("IPO"). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

         o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a Fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund's realization of capital gains.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o RISKS OF REAL ESTATE-RELATED SECURITIES: The Real Asset Fund will invest in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Real Asset Fund invests.

                  Along with the risks common to real estate and real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Since REITs have expenses of their own, the Real Asset Fund will bear a proportionate share of those expenses in addition to the expenses of the Fund.

         o SMALL/MID-CAP RISK: Small-cap and mid-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap and mid-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

         o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or if shorter, since inception of the Fund. Certain information reflects financial results for a single A Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.


LARGE-CAP FUND - A SHARES


                                                                                              FOR THE PERIOD
                                                                                            DECEMBER 20, 2005(1)
                                                               FOR THE YEAR ENDED                 THROUGH
                                                                  JUNE 30, 2007                JUNE 30, 2006
                                                             ------------------------    --------------------------
NET ASSET VALUE - BEGINNING OF PERIOD................                $ 12.33                      $ 12.21
                                                             ------------------------    --------------------------
INVESTMENT OPERATIONS:
   Net investment income (2).........................                 0.06                         0.03
   Net realized and unrealized gain on investments...                 2.18                         0.10
                                                             ------------------------    --------------------------
     Total from investment operations................                 2.24                         0.13
                                                             ------------------------    --------------------------
DISTRIBUTIONS:
   From net investment income........................                (0.06)                       (0.01)
   From net realized gains...........................                (0.10)                         ---
                                                             ------------------------    --------------------------
     Total distributions.............................                (0.16)                       (0.01)
                                                             ------------------------    --------------------------
NET ASSET VALUE - END OF PERIOD......................                $ 14.41                      $ 12.33
                                                             ========================    ==========================
TOTAL RETURN (3) ....................................                18.26%                       1.07%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations...................                 1.11%                       1.25%*
     Excluding expense limitations...................                 1.18%                       1.28%*
   Net investment income.............................                 0.47%                       0.46%*
Portfolio turnover rate..............................                  96%                         57%(4)
Net assets at the end of period (000 omitted)........                 $ 12                         $ 10

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

MID-CAP FUND - A SHARES


                                                                                              FOR THE PERIOD
                                                                                            DECEMBER 20, 2005(1)
                                                               FOR THE YEAR ENDED                 THROUGH
                                                                  JUNE 30, 2007                JUNE 30, 2006
                                                             ------------------------    --------------------------
NET ASSET VALUE - BEGINNING OF PERIOD................                 $ 12.89                     $ 12.58
                                                                ---------------------    --------------------------
INVESTMENT OPERATIONS:
   Net investment income (loss) (2)..................                   0.03                        --(3)
   Net realized and unrealized gain on investments...                   2.05                       0.31
                                                                ---------------------    --------------------------
     Total from investment operations................                   2.08                       0.31
                                                                ---------------------    --------------------------
DISTRIBUTIONS:
   From net investment income........................                  (0.05)                       --
   From net realized gains...........................                  (1.20)                       --
                                                                ---------------------    --------------------------
     Total distributions.............................                  (1.25)                       --
                                                                ---------------------    --------------------------
NET ASSET VALUE - END OF PERIOD......................                 $ 13.72                     $ 12.89
                                                                =====================    ==========================
TOTAL RETURN (4) ....................................                  16.97%                     2.46%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations...................                  1.40%                      1.40%*
     Excluding expense limitations...................                  1.69%                      1.58%*
   Net investment loss...............................                  0.25%                     (0.05)%*
Portfolio turnover rate..............................                   189%                       84%(5)
Net assets at the end of period (000 omitted)........                   $ 12                       $ 10


------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income (loss) per share was calculated using the average shares outstanding method.

(3)  Less than $0.01 per share.

(4) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(5) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

SMALL-CAP FUND - A SHARES

                                                                                              FOR THE PERIOD
                                                                                            DECEMBER 20, 2005(1)
                                                               FOR THE YEAR ENDED                 THROUGH
                                                                  JUNE 30, 2007                JUNE 30, 2006
                                                             ------------------------    --------------------------
NET ASSET VALUE - BEGINNING OF PERIOD................                 $ 14.17                     $ 13.43
                                                                ---------------------    --------------------------
INVESTMENT OPERATIONS:
   Net investment loss (2)...........................                  (0.02)                     (0.04)
   Net realized and unrealized gain on investments...                   1.91                       0.78
                                                                ---------------------    --------------------------
     Total from investment operations................                   1.89                       0.74
                                                                ---------------------    --------------------------
DISTRIBUTIONS:
   From net investment income........................                  (0.01)                       --
   From net realized gains...........................                  (1.99)                       --
                                                                ---------------------    --------------------------
     Total distributions.............................                  (2.00)                       --
                                                                ---------------------    --------------------------
NET ASSET VALUE - END OF PERIOD......................                 $ 14.06                     $ 14.17
                                                                =====================    ==========================
TOTAL RETURN (3).....................................                  14.24%                     5.51%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations...................                  1.50%                      1.50%*
     Excluding expense limitations...................                  1.81%                      1.75%*
   Net investment loss...............................                 (0.11)%                    (0.54)%*
Portfolio turnover rate..............................                   127%                       96%(4)
Net assets at the end of period (000 omitted)........                   $ 12                       $ 13

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

INTERNATIONAL FUND - A SHARES

                                                                                                         FOR THE PERIOD
                                                                                                       DECEMBER 20, 2005(1)
                                                                                FOR THE YEAR ENDED           THROUGH
                                                                                  JUNE 30, 2007           JUNE 30, 2006
                                                                                ------------------     -------------------
NET ASSET VALUE - BEGINNING OF PERIOD.......................................         $ 9.92                  $ 9.08
                                                                                ------------------     -------------------
INVESTMENT OPERATIONS:
   Net investment income (2)................................................          0.16                    0.09
   Net realized and unrealized gain on investments and foreign currency.....          2.72                    0.84
                                                                                ------------------     -------------------
     Total from investment operations.......................................          2.88                    0.93
                                                                                ------------------     -------------------
DISTRIBUTIONS:
   From net investment income...............................................         (0.12)                  (0.09)
   From net realized gains..................................................         (0.93)                    --
                                                                                ------------------     -------------------
     Total distributions....................................................         (1.05)                  (0.09)
                                                                                ------------------     -------------------
NET ASSET VALUE - END OF PERIOD.............................................         $ 11.75                 $ 9.92
                                                                                ==================     ===================
TOTAL RETURN (3)............................................................         30.30%                 10.27%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations..........................................          1.37%                  1.34%*
     Excluding expense limitations..........................................          1.37%                  1.36%*
   Net investment income....................................................          1.54%                 1.76%* (4)
Portfolio turnover rate.....................................................           89%                   122% (5)
Net assets at the end of period (000 omitted)...............................          $ 122                   $ 18

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) The net investment income ratio shown for A Shares relative to the Institutional Shares may not be indicative of long-term results due to the limited operating history of the Fund's A Shares.

(5) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

REAL ASSET FUND - A SHARES

                                                                                                         FOR THE PERIOD
                                                                                                       DECEMBER 20, 2005(1)
                                                                                FOR THE YEAR ENDED           THROUGH
                                                                                  JUNE 30, 2007           JUNE 30, 2006
                                                                                ------------------     -------------------
NET ASSET VALUE - BEGINNING OF PERIOD.......................................         $ 15.07                $ 13.77
                                                                                ------------------     -------------------
INVESTMENT OPERATIONS:

   Net investment income (2) ...............................................          0.58                    0.26
   Net realized and unrealized gain on investments..........................          0.12                    1.19
                                                                                ------------------     -------------------
     Total from investment operations.......................................          0.70                    1.45
                                                                                ------------------     -------------------
DISTRIBUTIONS:

   From net investment income...............................................         (0.32)                  (0.15)
   From net realized gains..................................................         (0.11)                    --
                                                                                ------------------     -------------------
     Total distributions....................................................         (0.43)                  (0.15)
                                                                                ------------------     -------------------
NET ASSET VALUE - END OF PERIOD.............................................         $ 15.34                $ 15.07
                                                                                ==================     ===================
TOTAL RETURN (3) ...........................................................          4.62%                 10.50%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations..........................................          0.89%                  1.23%*
     Excluding expense limitations..........................................          0.90%                  1.27%*
   Net investment income....................................................          3.74%                  3.29%*
Portfolio turnover rate.....................................................           23%                    33%(4)
Net assets at the end of period (000 omitted)...............................          $ 128                   $ 11

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

                             MANAGEMENT OF THE FUND

                  The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

                  Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Funds' investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers investment activities. For each Fund under RSMC's supervision WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

                  For the fiscal year ended June 30, 2007, the Funds paid, in the aggregate, the following advisory and sub-advisory fees, as a percentage of each Fund's average daily net assets:

       Large-Cap Fund................................................0.62%
       Mid-Cap Fund..................................................0.43%
       Small-Cap Fund................................................0.51%
       International Fund............................................0.84%
       Real Asset Fund...............................................0.47%

                  RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

                  WTIM is entitled to receive the following annual fee on the average daily net assets of each of the Large-Cap Fund, Mid-Cap Fund and the Small-Cap Fund ("Cap Funds") allocated to the fundamentally weighted strategy:
0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets; and 0.30% on assets over $25 million. The use of WTIM as a sub-adviser may increase the total management fees accrued by a Cap Fund as a percentage of the net assets and the total annual operating expense ratio of the Cap Fund, but will not increase the net operating expenses of the Cap Fund due to contractual waiver arrangements with RSMC which will remain in effect until the earlier of June 30, 2012 or the Board's termination of the contractual waiver arrangements.

                  Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.

                  A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS-INVESTMENT ADVISER AND SUB-ADVISER

                  The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETF investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

FOR ALL FUNDS

RODNEY SQUARE MANAGEMENT CORPORATION, INVESTMENT ADVISER

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

                  ROBERT E. REISER, CFA is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

                  R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

                  ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

                  GEORGE CHEN, CFA has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at Balentine & Company from 1997 to 2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.

                  AMANDA M. COGAR, CFA has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at Balentine & Company from 2002-2004. Prior to joining Balentine & Company in 2002, she was a Marketing Assistant for The Scotts Company from 2000 to 2002. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.

                  Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about portfolio manager compensation, other accounts managed by the portfolio managers and their ownership in the Funds can be found in the Funds' SAI.

                  WILMINGTON MULTI-MANAGER LARGE-CAP FUND, WILMINGTON MULTI-MANAGER MID-CAP FUND AND WILMINGTON MULTI-MANAGER SMALL-CAP FUND

                  The day-to-day management of the fundamentally weighted strategy is the responsibility of a team of WTIM investment professionals. Below is a list of the staff of WTIM responsible for the fundamentally weighted strategy.

                  REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

                  ADRIAN CRONJE, PH.D., CFA is a Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

                  ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

                  RAFAEL E. TAMARGO is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Rafael spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

                  EDWARD S. FORRESTER is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.

                  ALLEN E. CHOINSKI, CFA is an Assistant Vice President and is responsible for quantitative equity research and portfolio management to support Wilmington Trust's quantitatively managed equity funds. He also develops targeted quantitative models and processes to assist the fundamental research effort at the firm. Prior to joining Wilmington Trust in 2007, Allen worked with Alpha Equity Management, LLC, where he researched and implemented quantitative equity investment strategies. Allen began his investment management career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management, where he was responsible for both fundamental and quantitative research to support ING's international equity funds. Allen holds a master's degree in Business Administration from Villanova University, and a bachelor's degree in Engineering from Pennsylvania State University. He is a CFA(R) charterholder and a member of the CFA(R) Society of Philadelphia.

PORTFOLIO MANAGERS--SUB-ADVISERS

                  Each sub-adviser makes the day-to-day investment decisions for the portion of the Fund's assets that it manages, subject to the supervision of RSMC, WTIM and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

LARGE-CAP FUND, MID-CAP FUND AND SMALL-CAP FUND

                  PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA, a sub-adviser to the Large-Cap Fund, Mid-Cap Fund and Small-Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 82% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2007, PPA had assets under management of approximately $24.3 billion.

                  THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE-CAP FUND

                  ARMSTRONG SHAW ASSOCIATES INC. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2007, ASA had assets under management of approximately $6.7 billion. JEFFREY SHAW is the Lead Portfolio Manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm. Mr. Shaw holds a B.A from Princeton University and an M.B.A. from Harvard Business School.

                  MONTAG & CALDWELL, INC. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. As of September 30, 2007, M&C had assets under management of approximately $18 billion. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.

                  RONALD E. CANAKARIS, CIC, CFA, leads the M&C Investment Management Team. Mr. Canakaris is Chairman, President, and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.

                  HELEN M. DONAHUE, CFA, is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and Fixed Income Portfolio Manager for Legg Mason Capital Management. Ms. Donahue holds a B.A. from Loyola College.

                  GROVER C. MAXWELL III, CFA, is Executive Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a Portfolio Manager/Investment Counselor. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.

                  FIRST QUADRANT, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2007, First Quadrant had assets and overlays under management of approximately $41.4 million.

                  CHRISTOPHER G. LUCK and R. MAX DARNELL are the Lead Portfolio Managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Global Equities. He joined the firm in 1985. Mr. Darnell is a Partner and the Chief Investment Officer of First Quadrant and has been with the firm since 1991.

MID-CAP FUND

                  BENNETT LAWRENCE MANAGEMENT, LLC. BLM is a registered investment adviser founded in 1995, and located at 60 East 42nd Street, 43rd Floor, New York, New York 10165. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2007, BLM had assets under management of over $1.8 million.

                  VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.

                  W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a B.A. in Economics from the University of New Hampshire.

                  EQUITY INVESTMENT CORPORATION. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm manages equity portfolios for institutions and individuals. As of September 30, 2007, EIC had assets under management of approximately $500 million.

                  JAMES F. BARKSDALE is President of EIC. He began his career at IC Industries where he was involved with investments, acquisition analysis, and planning. After overseas assignments, he returned to New York City qo Merrill Lynch where he worked on asset allocation strategies. Jim then served as a Portfolio Manager for Management Asset Corporation in Connecticut, before returning to Atlanta in 1986 to form Equity Investment Corporation. He received an M.B.A. from the Wharton School of Finance, University of Pennsylvania, in 1977 after earning a B.S. degree from the College of William and Mary in 1975.

                  W. ANDREW BRUNER, CPA, CFA, joined EIC in 1999 as a portfolio manager. From 1992 to 1999, he was involved in accounting assignments for KPMG LLP, primarily in conducting due diligence for mergers and acquisitions. Andrew received a BA in international politics and economics from the University of the South in 1990. In 1991, he earned a Master in Professional Accounting degree from the University of Texas at Austin.

                  R. TERRENCE IRRGANG, CFA, joined EIC in 2003 as a Portfolio Manager. Previously he was a Global Partner, Portfolio Manager, and Product Manager for INVESCO Capital Management. Terry worked nine years with Mercer Consulting and Towers Perrin, where he assisted plan sponsors with asset allocation, manager selection, and performance monitoring activities. Terry received a B.A. degree from Gettysburg College in 1979, and earned an M.B.A. from Temple University in 1981.

                  ROBECO INVESTMENT MANAGEMENT, INC. Robeco is a registered investment adviser with its principal executive office located at 909 Third Avenue, 32nd Floor, New York, NY 10022. Robeco International Holding B.V. is the sole shareholder of Robeco US Holding, Inc. Robeco Groep N.V. is the sole shareholder of Robeco International Holding B.V. and RABOBANK NEDERLAND is the sole shareholder of Robeco Groep N.V. As of September 30, 2007, Robeco had assets under management in excess of $27 billion.

                  EASTON RAGSDALE, CFA, is Co-Head of the Disciplined Equity Group, Managing Director and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twenty years in investment management, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Ragsdale has an A.B. and M.B.A. from the University of Chicago.

                  PETER ALBANESE is Co-Head of the Disciplined Equity Group, Principal and Senior Portfolio Manager at Robeco. He joined the firm in 2003 after more than twelve years at U.S. Trust Company and Kidder Peabody & Co. Mr. Albanese holds a B.S. from the State University of NY at Stony Brook and an M.B.A. from New York University.

                  LEO FOCHTMAN, JR. is a Managing Director, Associate Portfolio Manager and Senior Quantitative Analyst at Robeco. He joined Robeco in 2004 after more than 15 years experience as an analyst, including positions at State Street Research and Management and Kidder Peabody & Co. Mr. Fochtman has a B.S. from Pace University and M.S. in Finance from Boston College.

                  J. MICHAEL MCCUNE, CFA, is Senior Vice President, Associate Portfolio Manager and Quantitative Analyst at Robeco. He joined the firm in 2003 after eight years experience as an analyst, including positions at Deutsche Asset Management, JPMorgan Chase and PNC Financial Services.

SMALL-CAP FUND

                  BATTERYMARCH FINANCIAL MANAGEMENT, INC. BFM is a registered investment adviser founded in 1969, and located at The John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations and state and municipal and foreign governmental entities. As of September 30, 2007, BFM had assets under management of approximately $29.8 billion.

                  BFM believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized accordingly to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

                  Members of BFM's U.S. investment team manage the portion of the Fund managed by Batterymarch. Members of the team may change from time to time.

                  Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by BFM. Their focus is on portfolio structure, and they are primary responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and BFM's current investment strategies.

                  YU-NIEN (CHARLES) KO, CFA, is a Co-Director and Senior Portfolio Manager of BFM's U.S. investment team. Mr. Ko joined BFM in 2000 as a Quantitative Analyst and was promoted to Portfolio Manager in 2003 and Co-Director and Senior Portfolio Manager of the U.S. investment team in 2006. Mr. Ko has eight years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.

                  STEPHEN A. LANZENDORF, CFA, is a Co-Director and Senior Portfolio Manager of BFM's U.S. investment team. Mr. Lanzendorf joined BFM in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously served as Director of Quantitative Strategies at Independence Investments (1999-2005). Mr. Lanzendorf has 22 years of investment experience. He holds a B.S. and M.S. from the Massachusetts Institute of Technology.

                  ANTHONY C. SANTOSUS, CFA, is a Portfolio Manager of BFM's U.S. investment team. Mr. Santosus joined BFM's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an Investment Technologist and Quantitative Analyst at Putnam. Mr. Santosus has 19 years of investment experience. He holds a B.S. from Northeastern University.

                  SYSTEMATIC FINANCIAL MANAGEMENT, L.P. Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck New Jersey 07666. It was founded in 1982, as Systematic Financial Management Inc., a registered investment adviser specializing in the management of value portfolios throughout the market capitalization spectrum. In 1995, a majority stake in the firm was sold to Affiliated Managers Group (AMG), a publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered as Systematic Financial Management, L.P. on April 10, 1995. In 1996, AMG brought in the current senior members of the investment management team lead by Joe Joshi, Kevin McCreesh and Greg Wood. Systematic's assets under management as of September 30, 2007 were $9.9 billion.

                  KEN BURGESS, CFA, is a partner in the firm and serves as Lead Portfolio Manager for Systematic's Small Cap Free Cash Flow portfolio. He also serves as an analyst, providing research support within selected economic sectors. Mr. Burgess' investment career began in 1993, when he joined SFM. He specializes in cash flow analysis and devotes his efforts to portfolio management and the analysis of small cap equities. His work has included contributions to quantitative and fundamental equity analysis, portfolio management, and performance analytics. He conducted his undergraduate studies at New Hampshire College, majoring in Economics and Finance.

INTERNATIONAL FUND

                  GOLDMAN SACHS ASSET MANAGEMENT, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of June 30, 2007, GSAM along with other units of IMD had assets under management of approximately $701.1 billion. GSAM's Global Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated Portfolio Managers working with Mr. Jones; in managing various portfolios, the Global Quantitative Equity Team employs several different investment strategies, one of which is the Structured International Strategy, overseen by Mr. Ioffe.

                  ROBERT JONES, CFA, is a Managing Director of GSAM's Global Quantitative Equity ("GQE") Group in New York, Senior Portfolio Manager and Chair of the GQE Investment Policy Committee. He currently serves as the Chief Investment Officer for GQE Strategies. Mr. Jones joined GSAM as a Portfolio Manager in 1989. He received a B.A. from Brown University in 1978 and an M.B.A. from the University of Michigan in 1980.

                  MELISSA R. BROWN, CFA is a Senior Portfolio Manager on the GQE Team, where she is responsible for U.S. and Global portfolios. Melissa joined GSAM in 1998. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities. Melissa has 23 years of industry experience. She received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A in Finance from New York University.

                  LEN IOFFE, CFA, is a Managing Director and Senior Portfolio Manager on the GQE Team, where he is responsible for portfolio management of global and non-U.S. portfolios. Len joined GSAM in 1994. Before joining GSAM, he worked at Smith Barney Shearson. Len has 15 years of industry experience. He received an M.S. in Computer Science from St. Petersburg Polytechnic University in Russia and an M.B.A. from New York University's Stern School of Business.

                  JULIUS BAER INVESTMENT MANAGEMENT, LLC. JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Americas Inc., which in turn is a wholly-owned subsidiary of Julius Baer Holding Ltd., a Swiss corporation. As of September 30, 2007, JBIM had assets under management of approximately $73 billion. Richard C. Pell and Rudolph Riad Younes are the members of JBIM's portfolio management team who are responsible for the management of the International Fund.

                  RUDOLPH RIAD YOUNES, CFA, is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University.

                  RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990 to 1995. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

                  ACADIAN ASSET MANAGEMENT, INC. Acadian is a registered investment adviser, with its principal executive office located at One Post Office Square, Boston, MA 02109. Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited. As of September 30, 2007, Acadian had assets under management of approximately $85 billion. Acadian was founded in 1986.

                  MATTHEW J. COHEN, CFA is a Senior Vice President, Portfolio Manager, and the Investment Database Manager. Matt joined Acadian in 1994. He specializes in equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Previously, Mr. Cohen worked as a Senior Systems Analyst and Project Manager for Digital Equipment Corporation.
Education: B.S., Management, Rensselaer Polytechnic Institute; M.B.A., Finance, Boston University.

                  TERENCE C. BURNHAM, PH.D. is a Portfolio Manager and the Director of Economics. Mr. Burnham joined Acadian in the Fall of 2005. He was formerly an Economics Professor at Harvard Business School, University of Michigan and Harvard's Kennedy School. Formerly President and CFO of Progenics Pharmaceuticals, Inc., Publisher of academic articles and numerous books. Masters in Computer Science, San Diego State University; Masters in Management, MIT's Sloan School; Ph.D. in Business Economics from Harvard University.

                  DIMENSIONAL FUND ADVISORS LP. Dimensional is a registered investment adviser with its principal executive office located at 1299 Ocean Avenue, Santa Monica, California 90401. As of September 30, 2007, Dimensional had global assets under management of approximately $153 billion. Dimensional manages its portion of the Fund's portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for portfolios managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment-related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

                  In accordance with the team approach, the Portfolio Managers and Portfolio Traders implement the policies and procedures established by the Investment Committee. The Portfolio Managers and Portfolio Traders also make daily decisions regarding fund management, including running buy and sell programs based on the parameters established by the Investment Committee. KAREN UMLAND coordinates the efforts of the other portfolio managers with respect to international equity portfolios. For this reason, Dimensional has identified Ms. Umland as primarily responsible for coordinating day-to-day management of its portion of the Fund's portfolio.

                  Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of its Investment Committee. She received her B.A. from Yale University in 1988 and her M.B.A. from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

                  Dimensional also provides a trading department and selects brokers and dealers to effect securities transactions. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFAA provide certain trading and administrative services to Dimensional with respect to the Fund. Dimensional controls DFAL and DFAA.

                  PRINCIPAL GLOBAL INVESTORS, LLC. PGI is a registered investment adviser with its principal executive office located at 801 Grand Avenue, Des Moines, Iowa 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company ("Principal"). PGI is under common control with Princor Financial Services Corporation ("Princor"). PGI is a sub-adviser to Principal Management Corporation ("Principal Management"). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors. As of September 30, 2007, PGI had assets under management in excess of $221.4 billion, inclusive of assets managed by its affiliates.

                  PGI has designated Michael L. Reynal to serve as lead portfolio manager for its portion of the Fund's assets. Mr. Reynal joined PGI in 2001 and previously managed and researched international equities at Wafra Investment Advisory Group, Paribas Capital Markets and Barclays de Zoete Wedd. He received an M.B.A. from the Amos Tuck School at Dartmouth College, an M.A. from Cambridge University and B.A. from Middlebury College.

                  PARAMETRIC PORTFOLIO ASSOCIATES, LLC. PPA is a registered investment adviser with its principal executive office located at 1151 Fairview Avenue North, Seattle, WA 98109. Through its parent company, Eaton Vance Acquisitions ("EVA"), PPA is a majority owned subsidiary of Eaton Vance Corp. ("EVC"). Through a subsidiary, EVC owns 100% of Eaton Vance Distributors, Inc., which serves as principal underwriter and distributor for the Eaton Vance Funds. EVC directly or indirectly owns 100% of Boston Management and Research, 70% of Atlanta Capital Management Company and 80% of Fox Asset Management. As of September 30, 2007, PPA had assets under management of approximately $24.3 billion.

                  Investment policy decisions for PPA's emerging markets strategy are made on a team basis by its Emerging Markets Investment Committee consisting of voting members David Stein and Tom Seto.

                  DAVID M. STEIN, PH.D. is PPA's Chief Investment Officer. Dr. Stein joined PPA in 1997 and prior thereto held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Dr. Stein earned both a B.S. and M.S. from the University of Witwatersrand, South Africa and a Ph.D. from Harvard University.

                  THOMAS C. SETO is Portfolio Manager & Director of Portfolio Management. Prior to joining PPA in 1998, Mr. Seto served as Head of U.S. Equity Index Investments at Barclays Global Investors. He received an M.B.A. from the University of Chicago and a B.S. from the University of Washington.



REAL ASSET FUND

                  AEW MANAGEMENT AND ADVISORS, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW had approximately $40 billion of assets under management as of September 30, 2007. AEW is a subsidiary of (and controlled by) Natixis Global Asset Management, L.P. Together with subsidiaries and affiliates in the U.S., Europe and Asia, Natixis Global Asset Management Group managed more than $835 billion in assets for institutions and individuals as of June 30, 2007. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

                  MATTHEW A. TROXELL, CFA serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas.

                  REAL ESTATE MANAGEMENT SERVICES GROUP, LLC. REMS, located at 1100 Fifth Avenue South, Suite 205, Naples, Florida 34102, was organized in May 2002. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2007, the REMS Group had approximately $507 million in assets under management.

                  EDWARD W. TURVILLE, CFA, is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

                  STANDISH MELLON ASSET MANAGEMENT COMPANY LLC. Standish Mellon is a registered investment adviser, with its principal executive office located at Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, Massachusetts 02108. The Bank of New York Mellon Corporation, located at One Boston Place, Boston, MA 02109, wholly owns Standish Mellon. As of August 31, 2007, Standish Mellon had assets under management of approximately $161.6 billion. Standish Mellon was formed on July 31, 2001.

                  With respect to the portion of the Fund's assets allocated to TIPS managed by Standish Mellon, Robert M. Bayston, CFA serves as the Lead Portfolio Manager. In addition Nate D. Pearson serves as a Research Analyst.

                  ROBERT M. BAYSTON, CFA, is a Portfolio Manager for Standish Mellon's TIPS strategy and a Derivatives Trader. His trading responsibilities include the analysis and execution of derivative strategies across fixed income sectors including Treasuries, agencies, interest rate swaps, mortgages and corporate bonds. He joined the company in 1991 and has an M.S. from Boston College and a B.S. from the University of Virginia.

                  NATE D. PEARSON is a Trader, responsible for liquid products. He joined the company in 2005 from Darling Consulting Group. Nate has an M.S.F. from Boston College and a B.S. from the University of New Hampshire.

                  The STIF Plus strategy is managed by Standish Mellon's 15-member Short Duration Strategies Team headed by Laurie Carroll. Key team members are Johnson Moore, Patricia Loughran and Jay Sommariva.

                  LAURIE CARROLL is the Managing Director overseeing the development of and strategy for all beta and short duration portfolios for Standish Mellon. She joined Standish Mellon in 1986 as a Portfolio Manager for active core and short duration strategies. Laurie has an M.B.A from University of Pittsburgh and a B.A. from Seton Hall University.

                  JOHNSON MOORE, CFA is the Associate Director for Short Duration and Beta Management Strategies. He joined Standish Mellon in 2000 and before that served as Mellon's Corporate Market Risk Manager. Johnson joined Mellon in 1991 as the Senior Bank Investment Portfolio Manager. Johnson has a B.A. from the University of Virginia.

                  PATRICIA LOUGHRAN is a Senior Portfolio Manager responsible for managing and trading securities and short duration portfolios. She joined Standish Mellon in 1995. Patricia has a B.S. from Allegheny College.

                  JAY SOMMARIVA is a Portfolio Manager responsible for managing and trading short duration portfolios. He joined Standish Mellon in 2005 from Northern Trust Global Investments where he was a Portfolio Manager. Jay has an M.B.A. from Duquesne University and a B.S. from Indiana University of Pennsylvania.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Funds primary service providers.


Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                             TRANSFER AGENT

        RODNEY SQUARE MANAGEMENT CORP.                                   PFPC INC.

           1100 NORTH MARKET STREET                                   760 MOORE ROAD

             WILMINGTON, DE 19890                                KING OF PRUSSIA, PA 19406

Manages each Fund's investment activities and          Handles certain shareholder services,
oversees Fund administration and other service         including recordkeeping and statements,
providers.                                             payment of distributions and processing of
                                                       buy and sell requests.
-------------------------------------------------      -----------------------------------------------


          -------------------------------------------------------------
                                 WT MUTUAL FUND

                     Wilmington Multi-Manager Large-Cap Fund

                      Wilmington Multi-Manager Mid-Cap Fund

                     Wilmington Multi-Manager Small-Cap Fund

                   Wilmington Multi-Manager International Fund

                    Wilmington Multi-Manager Real Asset Fund

          -------------------------------------------------------------

Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
            SUB-ADMINISTRATOR AND                                         CUSTODIAN
               ACCOUNTING AGENT

                  PFPC INC.                                       WILMINGTON TRUST COMPANY

             301 BELLEVUE PARKWAY                                 1100 NORTH MARKET STREET

             WILMINGTON, DE 19809                                   WILMINGTON, DE 19890

Provides facilities, equipment and personnel to        Holds each Fund's assets, settles all
carry out administrative services related to each      portfolio trades and collects most of the
Fund and calculates each Fund's NAV and                valuation data required for calculating each
distributions.                                         Fund's NAV per share.
-------------------------------------------------      -----------------------------------------------

                                           Distribution
                    -------------------------------------------------------------
                                           DISTRIBUTOR

                               PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                          760 MOORE ROAD

                                    KING OF PRUSSIA, PA 19406

                                  Distributes the Funds Shares.
                    -------------------------------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

                  The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

                  Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

                  PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

          A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment in A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

FRONT-END SALES CHARGE

                  In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

         o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

         o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

                  The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

                  A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                                  AS A PERCENTAGE OF          AS A PERCENTAGE OF
  YOUR INVESTMENT                   OFFERING PRICE             YOUR INVESTMENT
  ---------------                   --------------             ---------------
  $1,000 up to $100,000                  3.50%                         3.63%
  $100,000 up to $250,000                2.00%                         2.04%
  $250,000 up to $500,000                1.50%                         1.52%
  Over $500,000                           None                          None

SALES CHARGE REDUCTIONS AND WAIVERS

                  REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

         o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

         o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

                  To use these privileges, discuss your eligibility with your financial consultant.

                  NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

         o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

         o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

         o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

         o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

         o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

                  You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

                  NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

                  In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

                  The Funds' SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Funds' website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call (800) 336-9970.

                  BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Multi-Manager Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

     REGULAR MAIL:                             OVERNIGHT MAIL:
     ------------                              --------------
     Wilmington Multi-Manager Funds            Wilmington Multi-Manager Funds
     c/o PFPC Inc.                             c/o PFPC Inc.
     P.O. Box 9828                             101 Sabin Street
     Providence, RI  02940                     Pawtucket, RI  02860-1427

                  BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and, if making an initial purchase, to also obtain an account number.

                  ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

                  Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

                  It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

                  You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

                  REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including: (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

                  FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

                  Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small-cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small-cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small-cap stocks may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

                  There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts.

                  BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

                  Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

          REGULAR MAIL:                      OVERNIGHT MAIL:
          ------------                       --------------
          Wilmington Multi-Manager Funds     Wilmington Multi-Manager Funds
          c/o PFPC Inc.                      c/o PFPC Inc.
          P.O. Box 9828                      101 Sabin Street
          Providence,  RI 02940              Pawtucket, RI  02860-1427

                  BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

                  In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

                  If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

                  SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

                  You may exchange all or a portion of your A Shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

                  Wilmington Aggressive Asset Allocation Fund
                  Wilmington Moderate Asset Allocation Fund
                  Wilmington Conservative Asset Allocation Fund
                  Wilmington ETF Allocation Fund
                  Wilmington Short/Intermediate-Term Bond Fund
                  Wilmington Broad Market Bond Fund
                  Wilmington Municipal Bond Fund
                  Wilmington Large-Cap Core Fund
                  Wilmington Large-Cap Value Fund
                  Wilmington Large-Cap Growth Fund
                  Wilmington Small-Cap Core Fund
                  Wilmington Small-Cap Value Fund
                  Wilmington Small-Cap Growth Fund
                  Wilmington Multi-Manager Large-Cap Fund
                  Wilmington Multi-Manager Small-Cap Fund
                  Wilmington Multi-Manager International Fund
                  Wilmington Multi-Manager Real Asset Fund
                  Wilmington Fundamentally Weighted Large Company Fund Wilmington Fundamentally Weighted Small Company Fund

                  Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

                  Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

                  FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

                  Prospectuses for A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

                  Distributions from the net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

                  Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

                  As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

                  The Funds' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

                  It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

                  STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

                  This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

                  Professional Funds Distributor, LLC ("the Distributor") manages the Funds distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

                  The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

                  The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

                  If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

                  The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. A Shares pay a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

                  FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                  ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds policies and procedures with respect to the disclosure of the Funds portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

                  Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

                  WT Mutual Fund
                  c/o PFPC Inc.
                  101 Sabin Street
                  Pawtucket, RI 02860-1427
                  (800) 336-9970
                  9:00 a.m. to 5:00 p.m. Eastern time

                  The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                  FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON ETF ALLOCATION FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

                  o     is not a bank deposit

                  o is not an obligation of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

                  o     is not federally insured

                  o is not an obligation of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

                  o     is not guaranteed to achieve its goal.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                      FUND DESCRIPTION

A LOOK AT THE GOALS, STRATEGIES,          Summary .............................................................   1
RISKS, EXPENSES AND FINANCIAL             Performance Information .............................................   4
HISTORY OF THE FUND.                      Fees and Expenses ...................................................   6
                                          Example .............................................................   7
                                          Investment Objective ................................................   8
                                          Principal Investment Strategies .....................................   8
                                          Additional Risk Information .........................................  11
                                          Financial Highlights ................................................  17

DETAILS ABOUT THE SERVICE             MANAGEMENT OF THE FUND
PROVIDERS.                                Investment Adviser ..................................................  18
                                          Fund Managers .......................................................  18
                                          Service Providers ...................................................  20

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                  Pricing of Shares ...................................................  21
CLOSING AN ACCOUNT IN                     Purchase of Shares ..................................................  21
THE FUND.                                 Redemption of Shares ................................................  23
                                          Exchange of Shares ..................................................  26
                                          Distributions .......................................................  27
                                          Taxes ...............................................................  27

DETAILS ON THE FUND'S                 DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS                 Additional Compensation to Financial Intermediaries .................  29
AND SHARE CLASSES.                        Share Classes .......................................................  29

                                      FOR MORE INFORMATION ....................................................  30


                         WILMINGTON ETF ALLOCATION FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTION

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective      The WILMINGTON ETF ALLOCATION FUND seeks long-term
                          capital appreciation.

--------------------------------------------------------------------------------

Investment Focus          The Fund will primarily invest in Exchange Traded
                          Funds or "ETFs."

                          ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, ETFs seek to track a specified securities index or a basket of securities that an "index provider" (such as Standard & Poor's, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an ETF is designed so that its performance will correspond closely with that of the index it tracks.

--------------------------------------------------------------------------------
Share Price Volatility    High

--------------------------------------------------------------------------------

Principal Investment      Under normal market conditions, the Fund will invest
Strategies                at least 80% of its assets in exchange traded
                          securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund is advised by Rodney Square Management Corporation ("RSMC") and sub-advised by Wilmington Trust Investment Management,
                          LLC ("WTIM"). The Fund invests its assets in ETFs in accordance with weightings determined by RSMC and WTIM.

                          The Fund's assets will be allocated among several asset classes, including small-cap and large-cap U.S. equity, international equity in emerging and developed markets and real return assets. Please see "Investment Objective," "Principal Investment Strategies" and "Additional Risk Information" for a discussion of how RSMC allocates the Fund's assets.

--------------------------------------------------------------------------------
Principal Risks           The following is a list of certain risks that may
                          apply to your investment in the Fund.

--------------------------------------------------------------------------------
                          o ASSET ALLOCATION. The Fund's investment performance depends, in part, upon how its assets are allocated and reallocated among ETFs. There is a risk that RSMC's evaluations and assumptions regarding the Fund's asset classes or the ETFs in which the Fund invests may be inaccurate based on subsequent market conditions. There is a risk that the Fund will vary from the intended weightings in ETFs due to factors such as market fluctuations. There can be no assurance that the ETFs in which the Fund invests will achieve their investment objectives and the performance of these ETFs may be lower than the asset class that they were selected to represent.

                          o CONCENTRATION RISK. In connection with the asset allocation process, the Fund may from time to time, invest more than 25% of its assets in one ETF. To the extent that the Fund invests a significant portion of its assets in a single ETF, it will be particularly sensitive to the risks associated with that ETF and changes in the value of that ETF may have a significant effect on the net asset value of the Fund.

                          o INVESTMENTS IN OTHER INVESTMENT COMPANIES AND EXPENSES. The Fund invests a substantial portion of its assets in ETFs which are registered investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

                          o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company which means that the Fund may invest most of its assets in securities issued by, or representing, a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

                          o NOT INSURED-YOU COULD LOSE MONEY. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                                It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities in which the Fund invests will increase in value.

                          o NAV WILL FLUCTUATE. The Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                          o RISKS OF ETFS. Among the principal risks of the underlying ETFs, which could adversely affect the performance of the Fund, are:

                                o     Asset Class Risk

                                o     Concentration Risk

                                o     Credit Risk

                                o     Derivatives Risk

                                o     Emerging Market Risk

                                o     Foreign Security Risk

                                o     Government Obligations Risk

                                o     Interest Rate Risk

                                o     Lack of Governmental Insurance or
                                      Guarantee

                                o     Leverage Risk

                                o     Liquidity Risk

                                o     Management Risk

                                o     Market Risk

                                o     Market Trading Risks

                                o     Non-Diversification Risk

                                o     Passive Investment Risk

                                o     Real Estate Securities Risk

                                o     Small-Cap Company Risk

                                o     Tracking Error Risk

                                o     Trading Risk

                                o     Valuation Risk

                          Please see "Additional Risk Information" for a description of these principal risks and other risks associated with the Underlying ETFs.

--------------------------------------------------------------------------------
Investor Profile          Investors who want the value of their investment to
                          grow and who are willing to accept more volatility for the possibility of higher returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                         WILMINGTON ETF ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in Institutional Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compare with those of the Dow Jones Global Aggressive Portfolio Index and the S&P 500 Index, broad measures of market performance. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2006               21.08%

       Calendar Year-to-Date Total Return as of September 30, 2007: 9.32%

                BEST QUARTER               WORST QUARTER
             -------------------         ----------------
                    9.04%                     -1.77%
             (December 31, 2006)         (June 30, 2006)

ETF ALLOCATION FUND-INSTITUTIONAL SHARES


                                                                       SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006        1 YEAR   (DECEMBER 20, 2005)
----------------------------------------------------        ------   -------------------
Return Before Taxes                                         21.08%          18.72%
Return After Taxes on Distributions(1)                      20.48%          18.15%
Return After Taxes on Distributions and Sale of
   Shares(1)                                                13.69%          15.58%
DJ Global Aggressive Portfolio Index (reflects no
   deductions for fees, expenses or taxes)(2)               18.09%          17.81%
S&P 500 Index (reflects no deductions for fees, expenses
   or taxes)(3)                                             15.78%          14.36%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The DJ Global Aggressive Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Aggressive Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 100% (an all stock portfolio).

(3) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is Standard & Poor's Composite Index of 500 Stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   Institutional
                                                                      Shares
                                                                   -------------
Maximum sales charge (load) imposed on purchases                        None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                            None
Redemption fee(1)                                                       1.00%
Exchange fee(1)                                                         1.00%

----------
1 Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                   Institutional
                                                                      Shares
                                                                   -------------
Management fees                                                         0.50%
Distribution (Rule 12b-1) fees                                          None
Other expenses                                                          0.77%
Acquired Fund fees and expenses (1)                                     0.28%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                 1.55%
Waivers/Reimbursements(3,4)                                            (0.57)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                                 0.98%

----------
1 Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Acquired Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Acquired Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.18% to 0.75%. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Acquired Funds.

2 "Total annual Fund operating expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

3 The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund for other expenses to the extent that "Total annual Fund operating expenses," excluding "Acquired Fund fees and expenses" exceed 0.70% through June 30, 2012. The contractual fee waiver arrangement will remain in place until June 30, 2012, unless the Board of Trustees approves its earlier termination.

4 The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      o     you reinvested all dividends and other distributions;

      o     the average annual return was 5%;

      o the Fund's operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      o     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                             Institutional
                                                 Shares
                                             -------------
                      1 Year                     $  100
                      3 Years                    $  312
                      5 Years                    $  542
                      10 Years                   $1,570

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS OF INSTITUTIONAL SHARES, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The WILMINGTON ETF ALLOCATION FUND seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund invests its assets in ETFs in accordance with weightings determined by the investment adviser. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

RSMC believes that investments in ETFs provide the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of U.S. and non-U.S. equity securities. The ETFs in which the Fund may invest are referred to herein as the "Underlying ETFs."

The Fund's adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage is a strategic asset allocation to determine the percentage of the Fund's investable assets to be invested in specific asset classes based on market (U.S./international), market capitalization (large-cap/small-cap), style (growth/value), or industry (real estate). RSMC allocates a portion of the Fund's assets to ETFs that invest in "Real Return" assets such as REITs, Treasury Inflation Protected Securities ("TIPS") or commodity-related securities. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the Fund's allocation among asset classes (the allocations and actual holdings will vary from time to time):

   U.S. EQUITY                                               50% TO 95%
                           Large-Cap Core       0% to 95%
                           Large-Cap Growth     0% to 95%
                           Large-Cap Value      0% to 95%
                           Small-Cap Core       0% to 95%
                           Small-Cap Growth     0% to 95%
                           Small-Cap Value      0% to 95%
   "REAL RETURN" ASSETS                                        0% TO 20%

   INTERNATIONAL EQUITY                                        0% TO 50%
                           Developed Markets    0% to 40%
                           Emerging Markets     0% to 20%

The second stage involves the selection of Underlying ETFs to represent the asset classes and the determination of weightings among the Underlying ETFs for the Fund. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every

Underlying ETF at one time. For cash management purposes, the Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in money market funds that are series of WT Mutual Fund. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying ETFs, which could, in turn, adversely affect the performance of the Fund. Please see "Investment Strategies and Risks of the Underlying ETFs" for a description of the principal risks associated with the Underlying ETFs.

RSMC monitors the Fund's holdings daily to ensure that the Underlying ETFs and the Fund's actual allocations continue to conform to the Fund's asset allocations over time. RSMC may rebalance the Fund's investments in the Underlying ETFs, as it deems appropriate to bring the portfolio back within the asset allocations. RSMC may change the asset allocations or the Underlying ETFs or the allocation weightings without prior approval from shareholders.

While the primary focus of the Fund is the allocation of its assets among ETFs, the Fund may, subject to its policy to invest 80% of its assets in ETFs, invest in equity and fixed income securities and other types of securities when RSMC believes they offer more attractive opportunities. Accordingly, the Fund may hold positions in common stocks of domestic and foreign companies and corporate or government bonds from time to time. In addition, the Fund may invest in derivative instruments, such as future contracts, forward contracts, option contracts, swap agreements, and options on future contracts. The Fund's investment in these types of securities are subject to: market risk; foreign security risks; derivatives risk; small company risk; currency risk; emerging market risk; real estate securities risk; trading risk; lack of governmental insurance or guarantee. These risks are described below under "Principal Risks of the Underlying ETFs."

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) if: (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Underlying ETF's or other investment company's total outstanding shares, (ii) the Fund's investment in securities of an Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) more than 10% of its total assets would be invested in investment companies, including the Underlying ETFs. The Securities and Exchange Commission (the "SEC") has granted orders for exemptive relief to several ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits subject to certain terms and conditions. The Fund's ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Fund take appropriate steps to comply with certain terms and conditions in such order.

The terms and conditions of the SEC orders include requiring an investing fund to enter into an agreement with the Underlying ETF before investing in excess of the 1940 Act's limitations. The Fund has entered into several such agreements. To the extent ETFs obtain exemptive relief from the SEC, the Fund may invest in such ETFs in excess of the limitations set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest up to 25% of its assets in any one

Underlying ETF, subject to certain terms and conditions contained in the order granting such relief.

To the extent the limitations of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that RSMC considers optimal, or cause RSMC to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when RSMC believes they represent more attractive opportunities than similar Underlying ETFs.

The Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, the Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS. Information about the Fund's principal investments, investment practices and principal risks appear above. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying ETFs. The Underlying ETFs may change from time to time at RSMC's discretion.

The following table identifies some of the ETFs the Fund may use as an Underlying ETF and their asset category.

ASSET CATEGORY                        UNDERLYING ETF/TRACKING INDEX (TICKER SYMBOL)
---------------------------------------------------------------------------------------
Large-Cap                             iShares Russell 1000 Index (IWB)
                                      iShares S&P 500 (IVV)
---------------------------------------------------------------------------------------
Large-Cap Growth                      iShares Russell 1000 Growth Index (IWF)
                                      iShares S&P 500 Growth Index (IVW)
---------------------------------------------------------------------------------------
Large-Cap Value                       iShares Russell 1000 Value Index (IWD)
                                      iShares S&P 500 Value Index (IVE)
---------------------------------------------------------------------------------------
Small-Cap                             iShares Russell 2000 Index (IWM)
                                      iShares S&P SmallCap 600 Index (IJR)
---------------------------------------------------------------------------------------
Small-Cap Growth                      iShares Russell 2000 Growth Index (IWO)
                                      iShares S&P SmallCap 600 Growth Index (IJT)
---------------------------------------------------------------------------------------
Small-Cap Value                       iShares Russell 2000 Value Index (IWN)
                                      iShares S&P SmallCap 600 Value Index (IJS)
---------------------------------------------------------------------------------------
REITS/Real Estate Industry            iShares Cohen & Steers Realty Majors Index (ICF)
                                      iShares Dow Jones Real Estate Sector Index (IYR)
---------------------------------------------------------------------------------------
International - Developed Markets     iShares MSCI EAFE Index (EFA)
---------------------------------------------------------------------------------------
International - Emerging Markets      iShares MSCI Emerging Markets Index (EEM)
                                      Vanguard Emerging Markets ETF (VWO)
---------------------------------------------------------------------------------------

In addition to purchasing the securities of its respective index, some or all of the Underlying ETFs may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying ETFs have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it normally invests a substantial portion of its assets in Underlying ETFs.

ADDITIONAL UNDERLYING ETFS. In addition to the Underlying ETFs listed above, the Fund may invest in additional Underlying ETFs, including those that may become available for investment in the future, at the discretion of RSMC and without shareholder approval or notice.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

The following principal risks are associated with investments in the Underlying ETFs and, indirectly, with your investment in the Fund. Each Underlying ETF may be subject to additional risks other than those described below because the types of investments made by an Underlying ETF can change over time.

      o ASSET CLASS RISK: The returns from the types of securities in which an ETF invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

      o CONCENTRATION RISK: If the underlying index of an ETF concentrates in a particular industry, group of industries or sector, that ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

      o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. ETFs in which the Fund invests may invest in derivative instruments including options, futures contracts, options on futures contracts and swap agreements. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of an ETF or the Fund's share price. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the value of the derivative could be reduced to below the amount paid for such derivative. For some derivatives, it is possible to lose more than the amount invested in the derivative instrument. See "Principal Risk Information - Leverage Risk".

      o EMERGING MARKET RISK: Some foreign markets in which ETFs invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Security Risk" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies.

      o FOREIGN SECURITY RISKS: Certain ETFs invest entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which an ETF may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the ETFs in which the Fund invests is determined on the basis of U.S. dollars, the Fund may lose money by investing in an ETF if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the ETFs holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Underlying ETF.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an ETF also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the volatility of international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on removal of currency or other assets, and nationalization of assets.

      o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying ETF will vary with changes in interest rates.

      o LACK OF GOVERNMENTAL INSURANCE OR GUARANTEE: An investment in an ETF is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

      o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying ETF to be more volatile than if the Underlying ETF had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Funds will maintain asset segregation policies and asset coverage requirements which comply with the current position of the SEC and its staff.

      o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      o MANAGEMENT RISK: Because an ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, an ETF is subject to management risk. This is the risk that the investment strategy used by an ETF's investment adviser, the implementation of which is subject to a number of constraints, may not produce the intended results.

      o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The NAV for each ETF will fluctuate in response to changes in these factors. You could lose money over short periods due to fluctuations in the NAV for an ETF in response to market movements, and over longer periods during market downturns.

      o     MARKET TRADING RISKS:

            o ABSENCE OF PRIOR ACTIVE MARKET: Although the shares of the Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

            o LACK OF MARKET LIQUIDITY: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

            o SHARES OF AN ETF MAY TRADE AT PRICES OTHER THAN NAV: Shares of an ETF may trade at, above or below its NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

      o NON-DIVERSIFICATION RISK: An ETF may be classified as "non-diversified." This means that the ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, an ETF may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

      o PASSIVE INVESTMENT RISK: Most ETFs are not actively managed. An ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Each ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser to an ETF does not attempt to take defensive positions in declining markets.

      o REAL ESTATE SECURITIES RISK: Real estate securities are issued by "real estate companies" which are domestic and foreign companies that are primarily engaged in the real estate industry, including real estate investment trusts or "REITs." Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying ETF invests.

            Along with the risks common to real estate and real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Since REITs have expenses of their own, an Underlying ETF will bear a proportionate share of those expenses in addition to the expenses of the Underlying ETF.

      o SMALL-CAP COMPANY RISK: Certain ETFs only invest in small-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

      o TRACKING ERROR RISK: Imperfect correlation between an ETF's securities and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause an ETF's performance to vary from the performance of its underlying index. This is called "tracking error." Tracking error may also result because the ETF incurs fees and expenses while its underlying index does not incur such expenses.

      o TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

      o VALUATION RISK: The risk that an Underlying ETF has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single Institutional Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

WILMINGTON ETF ALLOCATION FUND - INSTITUTIONAL SHARES

                                                                                    FOR THE PERIOD
                                                                FOR THE FISCAL   DECEMBER 20, 2005(1)
                                                                   YEAR ENDED          THROUGH
                                                                 JUNE 30, 2007       JUNE 30, 2006
                                                                --------------   --------------------
NET ASSET VALUE - BEGINNING OF PERIOD .......................   $        10.50   $              10.00
                                                                --------------   --------------------
INVESTMENT OPERATIONS:
   Net investment income (2) ................................             0.20                   0.06
   Net realized and unrealized gain on investments ..........             1.91                   0.45
                                                                --------------   --------------------
      Total from investment operations ......................             2.11                   0.51
                                                                --------------   --------------------
DISTRIBUTIONS:
   From net investment income ...............................            (0.21)                 (0.01)
                                                                --------------   --------------------
      Total distributions ...................................            (0.21)                 (0.01)
                                                                --------------   --------------------
NET ASSET VALUE - END OF PERIOD .............................   $        12.40   $              10.50
                                                                ==============   ====================
TOTAL RETURN ................................................            20.20%                  5.11%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .........................             0.70%                  0.70%*
      Excluding expense limitations .........................             1.27%                  2.24%*
   Net investment income ....................................             1.70%                  1.03%*
Portfolio turnover rate .....................................               44%                    58%**
Net assets at the end of period (000 omitted) ...............   $       40,963   $             20,441

----------
*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Fund is a series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Fund and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had $7.9 billion in assets under management.

The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets, 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. In addition, the Fund indirectly pays its proportionate share of the advisory and sub-advisory fees paid by the Underlying ETFs. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

A discussion of the basis for the Board of Trustees approval of the investment advisory and sub-advisory agreements for each of the Funds is included in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

The day-to-day management of the Fund is the responsibility of a group of WTIM investment professionals, who determine the Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisers from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

ADRIAN CRONJE, PH.D., CFA is Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

The Fund's SAI provides additional information about each Fund Manager's compensation, other accounts managed by each of the Fund Managers and each Fund Manager's ownership of securities in the Fund.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Fund's primary service providers.

Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                               TRANSFER AGENT

       RODNEY SQUARE MANAGEMENT CORP.                                     PFPC INC.

          1100 NORTH MARKET STREET                                      760 MOORE ROAD

             WILMINGTON, DE 19890                                 KING OF PRUSSIA, PA 19406

Manages the Fund's investment activities and           Handles certain shareholder services, including
oversees Fund administration and other service         recordkeeping and statements, payment of
providers.                                             distributions and processing of buy and sell
                                                       requests.
-------------------------------------------------      -----------------------------------------------

                    -------------------------------------------------------------

                                            WT MUTUAL FUND

                                     WILMINGTON ETF ALLOCATION FUND

                    -------------------------------------------------------------

Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
             SUB-ADMINISTRATOR AND                                         CUSTODIAN
               ACCOUNTING AGENT
                                                                   WILMINGTON TRUST COMPANY
                  PFPC INC.
                                                                   1100 NORTH MARKET STREET
             301 BELLEVUE PARKWAY
                                                                     WILMINGTON, DE 19890
             WILMINGTON, DE 19809
                                                       Holds the Fund's assets, settles all portfolio
Provides facilities, equipment and personnel           trades and collects most of the valuation data
to carry out administrative services related           required for calculating the Fund's NAV per
to the Fund and calculates the Fund's NAV and          share.
distributions.
-------------------------------------------------      -----------------------------------------------

                                           Distribution
                    -------------------------------------------------------------
                                           DISTRIBUTOR

                               PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                          760 MOORE ROAD

                                    KING OF PRUSSIA, PA 19406

                                    Distributes the Fund's Shares.
                    -------------------------------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

The price of the Fund's shares is based on its net asset value ("NAV"). The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment amount for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

Additional investments in the Fund may be made in any amount. You may purchase shares as specified below.

You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds with access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

            Regular mail:                     Overnight mail:
            -------------                     ---------------
            Wilmington ETF Allocation Fund    Wilmington ETF Allocation Fund
            c/o PFPC Inc.                     c/o PFPC Inc.
            P.O. Box 9828                     101 Sabin Street
            Providence, RI 02940              Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in its or its shareholders' best interest.

It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange with a Wilmington Fund (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by RSMC, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by RSMC, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by the Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position (primarily, the redemption fees set forth above and the related exchange fees set forth below). The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons the Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by the Fund's shareholders may require the Fund to redeem its interests in one or more of its investments at an inopportune time.

Because certain of the Underlying ETFs invest significantly in foreign securities traded on markets which close prior to when such Underlying ETF determines its net asset value, market timing can cause dilution in the value of such Underlying ETF's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying ETF when the net asset value of the Underlying ETF does not reflect the value of the underlying portfolio securities. Short-term trading in small-cap ETFs may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small-cap stocks.

There is no guarantee that the Fund, the Underlying ETFs or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

            Regular mail:                     Overnight mail:
            -------------                     ---------------
            Wilmington ETF Allocation Fund    Wilmington ETF Allocation Fund
            c/o PFPC Inc.                     c/o PFPC Inc.
            P.O. Box 9828                     101 Sabin Street
            Providence, RI 02940              Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions Option or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in the Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

You may exchange all or a portion of your Institutional Shares in the Fund for Institutional Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax Exempt Money Market Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account for Institutional Shares.

FEES ON EXCHANGES: If shares are held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

Prospectuses for the Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions from the net investment income of the Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund's SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      Professional Funds Distributor, LLC manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

      RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, make additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

      If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

      The Fund issues Institutional Shares and A Shares. Each class of shares bears a pro rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. The Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Fund may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

The Fund's SAI, annual and semi-reports are accessible, free of charge, on the Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                         WILMINGTON ETF ALLOCATION FUND

                                OF WT MUTUAL FUND
                                    A SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that this Fund:

      o     is not a bank deposit

      o is not an obligation of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

      o     is not federally insured

      o is not an obligation of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

      o     is not guaranteed to achieve its goal.

A Shares of the Fund are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                   FUND DESCRIPTION
A LOOK AT THE GOALS, STRATEGIES,   Summary .................................................    1
RISKS, EXPENSES AND FINANCIAL      Performance Information .................................    4
HISTORY OF THE FUND.               Fees and Expenses .......................................    6
                                   Example .................................................    7
                                   Investment Objective ....................................    8
                                   Principal Investment Strategies .........................    8
                                   Additional Risk Information .............................   11
                                   Financial Highlights ....................................   16

DETAILS ABOUT THE SERVICE          MANAGEMENT OF THE FUND
PROVIDERS.                         Investment Adviser ......................................   17
                                   Fund Managers ...........................................   18
                                   Service Providers .......................................   19

POLICIES AND INSTRUCTIONS FOR      SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND           Pricing of Shares .......................................   20
CLOSING AN ACCOUNT IN              Purchase of Shares ......................................   20
THE FUND.                          Front-End Sales Charge ..................................   21
                                   Redemption of Shares ....................................   24
                                   Exchange of Shares ......................................   27
                                   Distributions ...........................................   28
                                   Taxes ...................................................   28

DETAILS ON THE FUND'S              DISTRIBUTION ARRANGEMENTS
DISTRIBUTION ARRANGEMENTS,         Distribution Fees .......................................   29
RULE 12b-1 FEES AND SHARE          Additional Compensation to Financial Intermediaries .....   29
CLASSES.                           Share Classes ...........................................   29

                                   FOR MORE INFORMATION ....................................   31

                         WILMINGTON ETF ALLOCATION FUND

                                    A SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTION

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective     The WILMINGTON ETF ALLOCATION FUND seeks long-term
                         capital appreciation.
--------------------------------------------------------------------------------

Investment Focus         The Fund will primarily invest in Exchange Traded Funds
                         or "ETFs".

                         ETFs are registered investment companies whose shares
                         are listed and traded on U.S. stock exchanges or
                         otherwise traded in the over-the-counter market.
                         Generally, ETFs seek to track a specified securities
                         index or a basket of securities that an "index
                         provider" (such as Standard & Poor's, Russell or MSCI)
                         selects as representative of a market, market segment,
                         industry sector, country or geographic region. An ETF
                         portfolio generally holds the same stocks or bonds as
                         the index it tracks (or it may hold a representative
                         sample of such securities). Accordingly, an ETF is
                         designed so that its performance will correspond
                         closely with that of the index it tracks.
--------------------------------------------------------------------------------
Share Price Volatility   High
--------------------------------------------------------------------------------

Principal Investment     Under normal market conditions, the Fund will invest
Strategies               at least 80% of its assets in exchange traded
                         securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund is advised by Rodney
                         Square Management Corporation ("RSMC") and sub-advised by Wilmington Trust Investment Management, LLC
                         ("WTIM"). The Fund invests its assets in ETFs in accordance with weightings determined by RSMC and WTIM.

                         The Fund's assets will be allocated among several asset
                         classes, including small-cap and large-cap U.S. equity,
                         international equity in emerging and developed markets
                         and real return assets. Please see "Investment
                         Objective," "Principal Investment Strategies" and
                         "Additional Risk Information" for a discussion of how
                         RSMC allocates and reallocates the Fund's assets among
                         particular ETFs.
--------------------------------------------------------------------------------
Principal Risks          The following is a list of certain risks that may apply
                         to your investment in the Fund.

                         o ASSET ALLOCATION. The Fund's investment performance depends, in part, upon how its assets are allocated and

--------------------------------------------------------------------------------
                               reallocated among ETFs. There is a risk that RSMC's evaluations and assumptions regarding the Fund's asset classes or the ETFs in which the Fund invests may be inaccurate based on subsequent market conditions. There is a risk that the Fund will vary from the intended weightings in ETFs due to factors such as market fluctuations. There can be no assurance that the ETFs in which the Fund invests will achieve their investment objectives and the performance of these ETFs may be lower than the asset class that they were selected to represent.

                         o CONCENTRATION RISK. In connection with the asset allocation process, the Fund may from time to time, invest more than 25% of its assets in one ETF. To the extent that the Fund invests a significant portion of its assets in a single ETF, it will be particularly sensitive to the risks associated with that ETF and changes in the value of that ETF may have a significant effect on the net asset value of the Fund.

                         o INVESTMENTS IN OTHER INVESTMENT COMPANIES AND EXPENSES. The Fund invests a substantial portion of its assets in ETFs which are registered investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. Your cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

                         o NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company which means that the Fund may invest most of its assets in securities issued by, or representing, a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

                         o NOT INSURED-YOU COULD LOSE MONEY. An investment in the Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other governmental agency.

                               It is possible to lose money by investing in the Fund. There is no guarantee that the stock market or the securities in which the Fund invests will increase in value.

                         o NAV WILL FLUCTUATE. The Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                         o RISKS OF ETFS. Among the principal risks of the underlying ETFs, which could adversely affect the performance of the Fund, are:

                               o     Asset Class Risk

                               o     Concentration Risk

                               o     Credit Risk

                               o     Derivatives Risk

                               o     Emerging Market Risk

                               o     Foreign Security Risks

                               o     Government Obligations Risk

                               o     Interest Rate Risk

                               o     Lack of Governmental Insurance or Guarantee

                               o     Leverage Risk

                               o     Liquidity Risk

                               o     Management Risk

                               o     Market Risk

                               o     Market Trading Risks

                               o     Non-Diversification Risk

                               o     Passive Investment Risk

                               o     Real Estate Securities Risk

                               o     Small-Cap Company Risk

                               o     Tracking Error Risk

                               o     Trading Risk

                               o     Valuation Risk

                         o INVESTMENT ADVISER. The performance of the Fund will depend on whether the investment adviser is successful in pursuing the investment strategy.

                         Please see "Additional Risk Information" for a
                         description of these principal risks and other risks
                         associated with the Underlying ETFs.
--------------------------------------------------------------------------------
Investor Profile         Investors who want the value of their investment to
                         grow and who are willing to accept more volatility for
                         the possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                         WILMINGTON ETF ALLOCATION FUND

      The bar chart and the performance table illustrate the risks and volatility of an investment in A Shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compare with those of the Dow Jones Global Aggressive Portfolio Index and the S&P 500 Index, broad measures of market performance. A Shares of the Fund are subject to a distribution fee equal to 0.25% of the average daily net assets of the Fund's A Shares and a maximum front-end sales charge of 3.50%. The maximum front-end sales charge is not reflected in the bar chart or the calendar year-to-date returns; if the front-end sales charge were reflected, the bar chart and the calendar year-to-date returns would be less than those shown. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                                   [BAR CHART]

                        PERFORMANCE YEARS       RETURNS
                        -----------------       -------
                              2006               20.79%

       Calendar Year-to-Date Total Return as of September 30, 2007: 9.04%

                         BEST QUARTER       WORST QUARTER
                     -------------------   ---------------
                            9.08%              -1.82%
                     (December 31, 2006)   (June 30, 2006)

ETF ALLOCATION FUND-A SHARES

                                                                                   SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006(1)                 1 YEAR   (DECEMBER 20, 2005)
-------------------------------------------------------                 ------   -------------------
Return Before Taxes                                                     16.54%          14.45%
Return After Taxes on Distributions (2)                                 16.02%          13.96%
Return After Taxes on Distributions and Sale of Shares (2)              10.74%          12.00%
DJ Global Aggressive Portfolio Index (reflects no deductions for
  fees, expenses or taxes) (3)                                          18.09%          17.81%
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (4)  15.78%          14.36%

(1) Average annual total returns for A Shares of the Fund reflect the imposition of the maximum front-end sales charge of 3.50%.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The DJ Global Aggressive Portfolio Index is a Dow Jones Relative Risk Portfolio Index that attempts to constantly maintain a level of risk relative to the risk of a composite stock market index which is comprised of smaller discrete asset classes represented by various Dow Jones Indices. The DJ Global Aggressive Portfolio Index is constructed to reflect a relative risk level to the composite stock market index of 100% (an all stock portfolio).

(4) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is Standard & Poor's Composite Index of 500 Stocks.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold A Shares of the Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                       A Shares
                                                                       --------
Maximum sales charge (load) imposed on purchases(1)                      3.50%
Maximum deferred sales charge                                            None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                   None
Redemption fee (2)                                                       1.00%
Exchange fee (2)                                                         1.00%

----------
1 Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

2 A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                       A Shares
                                                                       --------
Management fees                                                          0.50%
Distribution (Rule 12b-1) fees                                           0.25%
Other expenses                                                           0.76%
Acquired Fund fees and expenses (1)                                      0.28%
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                  1.79%
Waivers/Reimbursements(3,4)                                             (0.56)%
NET ANNUAL FUND OPERATING EXPENSES(3,4)                                  1.23%

----------
1 Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. As a shareholder in the Acquired Funds, the Fund will indirectly bear its pro rata share of operating expenses incurred by the Acquired Funds and based on the most recent shareholder report of each Underlying Fund, such operating expenses range from 0.18% to 0.75%. This table provides an estimate of the expenses the Fund bears based on the allocation to, and the average expense ratio of, the Acquired Funds.

2 "Total annual Fund operating expenses" do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratios reflect the operating expenses of the Fund and do not include "Acquired Fund fees and expenses."

3 The investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Fund for other expenses to the extent that "Total annual Fund operating expenses," excluding "Acquired Fund fees and expenses" and class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.70% through June 30, 2012. The contractual fee waiver arrangement will remain in place until June 30, 2012, unless the Board of Trustees approves its earlier termination.

4 The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in A Shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

      o     you reinvested all dividends and other distributions;

      o     the average annual return was 5%;

      o the Fund's operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods; and

      o     you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                            A Shares
                                            --------
                             1 Year         $    471
                             3 Years        $    727
                             5 Years        $  1,002
                             10 Years       $  2,128

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS OF A SHARES, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The WILMINGTON ETF ALLOCATION FUND seeks long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund will invest at least 80% of its assets in exchange traded securities of other investment companies ("exchange traded funds" or "ETFs"). The Fund invests its assets in ETFs in accordance with weightings determined by the investment adviser. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

RSMC believes that investments in ETFs provide the Fund with a cost-effective means of creating a portfolio that provides investors with exposure to a broad range of U.S. and non-U.S. equity securities. The ETFs in which the Fund may invest are referred to herein as the "Underlying ETFs."

The Fund's adviser uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Fund. The first stage is a strategic asset allocation to determine the percentage of the Fund's investable assets to be invested in specific asset classes based on market (U.S./international), market capitalization (large-cap/small-cap), style (growth/value), or industry (real estate). RSMC allocates a portion of the Fund's assets to ETFs that invest in "Real Return" assets such as REITs, Treasury Inflation Protected Securities ("TIPS") or commodity-related securities. RSMC determines, monitors and may periodically adjust asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets and various segments within those markets. The following table illustrates the Fund's allocation among asset classes (the allocations and actual holdings will vary from time to time):

       U.S. EQUITY                                           50% TO 95%
                              Large-Cap Core      0% to 95%
                              Large-Cap Growth    0% to 95%
                              Large-Cap Value     0% to 95%
                              Small-Cap Core      0% to 95%
                              Small-Cap Growth    0% to 95%
                              Small-Cap Value     0% to 95%
       "REAL RETURN" ASSETS                                   0% TO 20%
       INTERNATIONAL EQUITY                                   0% TO 50%
                              Developed Markets   0% to 40%
                              Emerging Markets    0% to 20%

The second stage involves the selection of Underlying ETFs to represent the asset classes and the determination of weightings among the Underlying ETFs for the Fund. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every Underlying ETF at one time. For cash management purposes, the Fund may hold a portion of its assets in U.S. Government securities, cash or cash equivalents. The Fund may also invest in money market funds that are series of WT Mutual Fund. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying ETFs, which could, in turn, adversely affect the performance of the Fund. Please see "Investment Strategies and Risks of the Underlying ETFs" for a description of the principal risks associated with the Underlying ETFs.

RSMC monitors the Fund's holdings daily to ensure that the Underlying ETFs and the Fund's actual allocations continue to conform to the Fund's asset allocations over time. RSMC may rebalance the Fund's investments in the Underlying ETFs, as it deems appropriate to bring the portfolio back within the asset allocations. RSMC may change the asset allocations or the Underlying ETFs or the allocation weightings without prior approval from shareholders.

While the primary focus of the Fund is the allocation of its assets among ETFs, the Fund may, subject to its policy to invest 80% of its assets in ETFs, invest in equity and fixed income securities and other types of securities when RSMC believes they offer more attractive opportunities. Accordingly, the Fund may hold positions in common stocks of domestic and foreign companies and corporate or government bonds from time to time. In addition, the Fund may invest in derivative instruments, such as future contracts, forward contracts, option contracts, swap agreements, and options on future contracts. The Fund's investment in these types of securities are subject to: market risk; foreign security risks; derivatives risk; small company risk; currency risk; emerging market risk; real estate securities risk; trading risk; lack of governmental insurance or guarantee. These risks are described below under "Principal Risks of the Underlying ETFs."

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES. Generally, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not acquire shares of another investment company (including Underlying ETFs and other registered investment companies) if: (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Underlying ETF's or other investment company's total outstanding shares, (ii) the Fund's investment in securities of an Underlying ETF or other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) more than 10% of its total assets would be invested in investment companies, including the Underlying ETFs. The Securities and Exchange Commission (the "SEC") has granted orders for exemptive relief to several ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits subject to certain terms and conditions. The Fund's ability to invest in Underlying ETFs will be severely constrained unless the Underlying ETFs have received such an order from the SEC and the Underlying ETF and the Fund take appropriate steps to comply with certain terms and conditions in such order.

The terms and conditions of the SEC orders include requiring an investing fund to enter into an agreement with the Underlying ETF before investing in excess of the 1940 Act's limitations. The Fund has entered into several such agreements. To the extent ETFs obtain exemptive relief from the SEC, the Fund may invest in such ETFs in excess of the limitations set forth in the 1940 Act. If such relief is granted by the SEC, the Fund may invest up to 25% of its assets in any one

Underlying ETF, subject to certain terms and conditions to be contained in the order granting such relief.

To the extent the limitations of the 1940 Act apply to certain Underlying ETFs, such limitations may prevent the Fund from allocating its investments in the manner that RSMC considers optimal, or cause RSMC to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when RSMC believes they represent more attractive opportunities than similar Underlying ETFs.

The Fund invests a substantial portion of its assets in the Underlying ETFs. Accordingly, the Fund's performance depends upon a favorable allocation among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING ETFS. Information about the Fund's principal investments, investment practices and principal risks appear above. The information below describes in greater detail the investment strategies and risks pertinent to the Underlying ETFs. The list of Underlying ETFs may change from time to time at RSMC's discretion.

The following table identifies some of the ETFs the Fund may use as an Underlying ETF and their asset category.

      ASSET CATEGORY                      UNDERLYING ETF/TRACKING INDEX (TICKER SYMBOL)
      -------------------------------------------------------------------------------------
      Large-Cap                           iShares Russell 1000 Index (IWB)
                                          iShares S&P 500 (IVV)
      -------------------------------------------------------------------------------------
      Large-Cap Growth                    iShares Russell 1000 Growth Index (IWF)
                                          iShares S&P 500 Growth Index (IVW)
      -------------------------------------------------------------------------------------
      Large-Cap Value                     iShares Russell 1000 Value Index (IWD)
                                          iShares S&P 500 Value Index (IVE)
      -------------------------------------------------------------------------------------
      Small-Cap                           iShares Russell 2000 Index (IWM)
                                          iShares S&P SmallCap 600 Index (IJR)
      -------------------------------------------------------------------------------------
      Small-Cap Growth                    iShares Russell 2000 Growth Index (IWO)
                                          iShares S&P SmallCap 600 Growth Index (IJT)
      -------------------------------------------------------------------------------------
      Small-Cap Value                     iShares Russell 2000 Value Index (IWN)
                                          iShares S&P SmallCap 600 Value Index (IJS)
      -------------------------------------------------------------------------------------
      REITS/Real Estate Industry          iShares Cohen & Steers Realty Majors Index  (ICF)
                                          iShares Dow Jones Real Estate Sector Index (IYR)
      -------------------------------------------------------------------------------------
      International - Developed Markets   iShares MSCI EAFE Index (EFA)
      -------------------------------------------------------------------------------------
      International - Emerging Markets    iShares MSCI Emerging Markets Index (EEM)
                                          Vanguard Emerging Markets ETF (VWO)
      -------------------------------------------------------------------------------------

In addition to purchasing the securities of its respective index, some or all of the Underlying ETFs may to varying extents: borrow money; lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and other types of securities and investment techniques used by the Underlying ETFs have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it normally invests a substantial portion of its assets in Underlying ETFs.

ADDITIONAL UNDERLYING ETFS. In addition to the Underlying ETFs listed above, the Fund may invest in additional Underlying ETFs, including those that may become available for investment in the future, at the discretion of RSMC and without shareholder approval or notice.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

The following principal risks are associated with investments in the Underlying ETFs and, indirectly, with your investment in the Fund. Each Underlying ETF may be subject to additional risks other than those described below because the types of investments made by an Underlying ETF can change over time.

      o ASSET CLASS RISK: The returns from the securities in which an ETF invests may underperform returns from the general securities markets. Different types of securities tend to go through cycles of out-performance and underperformance.

      o CONCENTRATION RISK: If the underlying index of an ETF concentrates in a particular industry, group of industries or sector, that ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

      o CREDIT RISK: The risk that the issuer of a security or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      o DERIVATIVES RISK: In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. ETFs in which the Fund invests may invest in derivative instruments including options, futures contracts, options on futures contracts and swap agreements. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of an ETF's or the Fund's share price. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. For some derivatives, it is possible to lose more than the amount invested in the derivative instrument. See "Principal Risk Information - Leverage Risk".

      o EMERGING MARKET RISK: Some foreign markets in which ETFs invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See "Foreign Security Risks" below. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies.

      o FOREIGN SECURITY RISKS: Certain ETFs invest entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment not typically associated with investing in U.S. markets including:

                  CURRENCY RISK. Because the foreign securities in which an ETF may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect an ETF's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the ETFs in which the Fund invests is determined on the basis of U.S. dollars, the Fund may lose money by investing in an ETF if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the ETF's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Underlying ETF.

                  FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States.

                  FOREIGN TAX RISK. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, an ETF also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

                  INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

                  INVESTMENT RESTRICTION RISK. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

                  POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the volatility of international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on removal of currency or other assets, and nationalization of assets.

      o GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

      o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Underlying ETF will vary with changes in interest rates.

      o LACK OF GOVERNMENTAL INSURANCE OR GUARANTEE: An investment in an ETF is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

      o LEVERAGE RISK: The risk associated with securities transactions or practices that multiply small market movements into larger changes in value. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of leverage may require the liquidation of portfolio positions to satisfy obligations or to meet segregation requirements when it may not be advantageous to do so. In addition, leverage may cause an Underlying ETF to be more volatile than if the Underlying ETF had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund will maintain asset segregation policies and the asset coverage requirements which comply with the current position of the SEC and its staff.

      o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      o MANAGEMENT RISK: Because an ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, an ETF is subject to management risk. This is the risk that the investment strategy used by an ETF's investment adviser, the implementation of which is subject to a number of constraints, may not produce the intended results.

      o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The NAV for each ETF will fluctuate in response to changes in these factors. You could lose money over short periods due to fluctuation in the NAV for an ETF in response to market movements, and over longer periods during market downturns.

      o     MARKET TRADING RISKS:

            o ABSENCE OF PRIOR ACTIVE MARKET: Although the shares of the Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

            o LACK OF MARKET LIQUIDITY: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.

            o SHARES OF AN ETF MAY TRADE AT PRICES OTHER THAN NAV: Shares of an ETF may trade at, above or below its NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF's holdings. The trading prices of an ETF's shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares ("Creation Units") at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF's shares should not be sustained.

      o NON-DIVERSIFICATION RISK: An ETF may be classified as "non-diversified." This means that the ETF may invest most of its assets in securities issued by or representing a small number of companies. As a result, an ETF may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

      o PASSIVE INVESTMENT RISK: Most ETFs are not actively managed. An ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Each ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit. The investment adviser to an ETF does not attempt to take defensive positions in declining markets.

      o REAL ESTATE SECURITIES RISK: Real estate securities are issued by "real estate companies" which are domestic and foreign companies that are primarily engaged in the real estate industry, including real estate investment trusts or "REITs." Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which an Underlying ETF invests.

            Along with the risks common to real estate and real estate-related securities, REITs involve additional risk factors including poor performance by a REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. REITs have limited diversification because they may invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Since REITs have expenses of their own, an Underlying ETF will bear a proportionate share of those expenses in addition to the expenses of the Underlying ETF.

      o SMALL-CAP COMPANY RISK: Certain ETFs only invest in small-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large-cap companies and therefore may involve greater risk.

      o TRACKING ERROR RISK: Imperfect correlation between an ETF's securities and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause an ETF's performance to vary from the performance of its underlying index. This is called "tracking error." Tracking error may also result because the ETF incurs fees and expenses while its underlying index does not incur such expenses.

      o TRADING RISK: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

      o VALUATION RISK: The risk that an Underlying ETF has valued certain of its securities at a higher price than it can sell them.



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single A Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

WILMINGTON ETF ALLOCATION FUND - A SHARES


                                                                      FOR THE PERIOD
                                                                       DECEMBER 20,
                                                     FOR THE FISCAL      2005(1)
                                                       YEAR ENDED        THROUGH
                                                     JUNE 30, 2007    JUNE 30, 2006
                                                     --------------   --------------
NET ASSET VALUE - BEGINNING OF PERIOD                $        10.48   $        10.00
                                                     --------------   --------------
INVESTMENT OPERATIONS:
   Net investment income (2)                                   0.17             0.06
   Net realized and unrealized gain on investments             1.91             0.43
                                                     --------------   --------------
      Total from investment operations                         2.08             0.49
                                                     --------------   --------------
DISTRIBUTIONS:
   From net investment income                                 (0.18)           (0.01)
                                                     --------------   --------------
      Total distributions                                     (0.18)           (0.01)
                                                     --------------   --------------
NET ASSET VALUE - END OF PERIOD                      $        12.38   $        10.48
                                                     ==============   ==============
TOTAL RETURN (3)                                              19.97%            4.86%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations                            0.95%            0.95% *
      Excluding expense limitations                            1.51%            2.38% *
   Net investment income                                       1.42%            1.09% *
Portfolio turnover rate                                          44%              58%**
Net assets at the end of period (000 omitted)        $        2,709   $          643

----------

*     Annualized.

**    Not annualized.

(1)   Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

                             MANAGEMENT OF THE FUND

The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Fund is a series, has oversight responsibility for the management, activities and affairs of the Trust and has approved contracts with various organizations to provide the day-to-day management required by the Trust and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, is responsible for the day-to-day management of the Fund and also provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had $7.9 billion in assets under management.

The Fund pays an advisory fee to RSMC at an annual rate of 0.50% on the first $1 billion of the Fund's average daily net assets, 0.45% on the next $1 billion and 0.40% of the Fund's average daily net assets in excess of $2 billion. In addition, the Fund indirectly pays its proportionate share of the advisory and sub-advisory fees paid by the Underlying ETFs. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for the Funds is included in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

The day-to-day management of the Fund is the responsibility of a group of WTIM investment professionals, who determine the Fund's asset allocations based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals ("Fund Managers") at RSMC and WTIM who meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities. The senior members of the Fund's management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, Balentine & Company from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.

R. SAMUEL FRAUNDORF, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisers from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).

ADRIAN CRONJE, PH.D., CFA is Vice President and Director of Asset Allocation of RSMC and WTIM. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

The Fund's SAI provides additional information about each Fund Manager's compensation, other accounts managed by each of the Fund Managers and each Fund Manager's ownership of securities in the Fund.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Fund's primary service providers.

Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      ---------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                          TRANSFER AGENT

        RODNEY SQUARE MANAGEMENT CORP.                                PFPC INC.

           1100 NORTH MARKET STREET                                 760 MOORE ROAD

             WILMINGTON, DE 19890                             KING OF PRUSSIA, PA 19406

Manages the Fund's investment activities and           Handles certain shareholder services,
oversees Fund administration and other                 including recordkeeping and statements,
service providers.                                     payment of distributions and processing
                                                       of buy and sell requests.
-------------------------------------------------      ---------------------------------------

                    -------------------------------------------------------------

                                           WT MUTUAL FUND

                                 WILMINGTON ETF ALLOCATION FUND

                    -------------------------------------------------------------

Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      ---------------------------------------
            SUB-ADMINISTRATOR AND                                     CUSTODIAN
               ACCOUNTING AGENT

                  PFPC INC.                                   WILMINGTON TRUST COMPANY

             301 BELLEVUE PARKWAY                             1100 NORTH MARKET STREET

             WILMINGTON, DE 19809                               WILMINGTON, DE 19890

Provides facilities, equipment and personnel           Holds the Fund's assets, settles all
to carry out administrative services related to        portfolio trades and collects most of
the Fund and calculates the Fund's NAV and             the valuation data required for
distributions.                                         calculating the Fund's NAV per share.
-------------------------------------------------      ---------------------------------------

                                                Distribution
                                  ----------------------------------------------
                                                 DISTRIBUTOR

                                      PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                                760 MOORE ROAD

                                           KING OF PRUSSIA, PA 19406

                                        Distributes the Fund's Shares.
                                  ----------------------------------------------

                            SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

The price of the Fund's shares is based on its net asset value ("NAV"). The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund's sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment amount for A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in the Fund may be made in any amount. You may purchase shares as specified below.

--------------------------------------------------------------------------------
FRONT-END SALES CHARGE
--------------------------------------------------------------------------------

                  In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

      o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

      o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

                  The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

                  A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of the Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                                      AS A PERCENTAGE OF   AS A PERCENTAGE OF
            YOUR INVESTMENT             OFFERING PRICE       YOUR INVESTMENT
            -----------------------   ------------------   ------------------
            $1,000 up to $100,000            3.50%                3.63%
            $100,000 up to $250,000          2.00%                2.04%
            $250,000 up to $500,000          1.50%                1.52%
            Over $500,000                    None                 None

SALES CHARGE REDUCTIONS AND WAIVERS

                  REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

      o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

      o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Fund's SAI for terms and conditions.

                  To use these privileges, discuss your eligibility with your financial consultant.

                  NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

      o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

      o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

      o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

      o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, RSMC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

      o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

                  You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, RSMC or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, RSMC and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, RSMC or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

In order for a financial intermediary to purchase shares of the Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts.

The SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call
(800) 336-9970.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, the Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

            Regular Mail:                    Overnight Mail:
            -------------                    ---------------
            Wilmington ETF Allocation Fund   Wilmington ETF Allocation Fund
            c/o PFPC Inc.                    c/o PFPC Inc.
            P.O. Box 9828                    101 Sabin Street
            Providence, RI 02940             Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if the Fund determines that accepting the order would not be in its or its shareholders best interest.

It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange with a Wilmington Fund (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by RSMC, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by RSMC, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by the Fund to cover various fees; or
(iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Fund discourages frequent purchases and redemptions and the Board of Trustees has adopted policies and procedures consistent with such position (primarily, the redemption fees set forth above and the related exchange fees set forth below). The Fund is not designed to accommodate market timing or short-term trading. Frequent trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund's investment portfolio is generally referred to as "market timing." The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons the Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance.

Because certain of the Underlying ETFs invest significantly in foreign securities traded on markets which close prior to when such Underlying ETF determines its net asset value, market timing can cause dilution in the value of such Underlying ETF's shares held by other shareholders, including the Fund. This occurs when market timers attempt to trade shares of the Underlying ETF when the net asset value of the Underlying ETF does not reflect the value of the underlying portfolio securities.

There is no guarantee that the Funds, the Underlying ETFs or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts.

BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

            Regular Mail:                    Overnight Mail:
            -------------                    ---------------
            Wilmington ETF Allocation Fund   Wilmington ETF Allocation Fund
            c/o PFPC Inc.                    c/o PFPC Inc.
            P.O. Box 9828                    101 Sabin Street
            Providence, RI 02940             Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Fund has safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in the Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

You may exchange all or a portion of your A Shares in the Fund for A Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account for A Shares.

FEES ON EXCHANGES: If shares are held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged.

Prospectuses for the A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM, or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions from the net investment income of the Fund, if any, are declared and paid quarterly to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Fund's SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC (the "Distributor") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

--------------------------------------------------------------------------------
DISTRIBUTION FEES
--------------------------------------------------------------------------------

The A Shares of the Fund have adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for the sale and distribution of A Shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of the Fund's average daily net assets of its A Shares is 0.25%.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

RSMC and affiliates of RSMC may, at their own expense and out of their own legitimate profits, make additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, RSMC will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. RSMC and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

The Fund issues Institutional Shares and A Shares. Each class of shares bears a pro rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. The Institutional Shares of the Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Fund's portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Fund's policies, investment restrictions, risks and business structure, including a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents, when available, and answers to questions about the Fund may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

The Fund's SAI, annual and semi-reports are accessible, free of charge, on the Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Fund (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               LARGE COMPANY FUND

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               SMALL COMPANY FUND

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

         o        are not bank deposits

         o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

         o        are not federally insured

         o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

         o        are not guaranteed to achieve their goal(s).




These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                     FUND DESCRIPTIONS

A LOOK AT THE GOALS, STRATEGIES,         Summary..................................................................1
RISKS, EXPENSES AND FINANCIAL            Performance Information..................................................3
HISTORY OF EACH FUND.                    Fees and Expenses........................................................3
                                         Example..................................................................4
                                         Investment Objective.....................................................5
                                         Principal Investment Strategies..........................................5
                                         Additional Risk Information..............................................6
                                         Financial Highlights.....................................................7

DETAILS ABOUT THE SERVICE            MANAGEMENT OF THE FUNDS
PROVIDERS.
                                         Investment Adviser.......................................................9
                                         Fund Managers............................................................9
                                         Service Providers.......................................................11

POLICIES AND INSTRUCTIONS FOR        SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING         Pricing of Shares.......................................................12
AN ACCOUNT IN ANY OF THE FUNDS.          Purchase of Shares......................................................12
                                         Redemption of Shares....................................................14
                                         Exchange of Shares......................................................17
                                         Distributions...........................................................18
                                         Taxes...................................................................18

DETAILS ON THE FUNDS' DISTRIBUTION   DISTRIBUTION ARRANGEMENTS
ARRANGEMENTS AND SHARE CLASSES.
                                         Additional Compensation to Financial Intermediaries.....................19
                                         Share Classes...........................................................19

                                     FOR MORE INFORMATION........................................................20


                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               LARGE COMPANY FUND

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               SMALL COMPANY FUND

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective                   The investment objective of both the
                                       WILMINGTON FUNDAMENTALLY WEIGHTED LARGE
                                       COMPANY FUND (the "Large Company Fund")
                                       and the WILMINGTON FUNDAMENTALLY
                                       WEIGHTED SMALL COMPANY FUND (the "Small
                                       Company Fund") is to achieve long-term
                                       capital appreciation.

--------------------------------------------------------------------------------
Investment Focus                       Equity (or equity-related) securities
--------------------------------------------------------------------------------
Share Price Volatility                 High

--------------------------------------------------------------------------------
Principal Investment Strategies        Under normal market conditions, the Funds
                                       will invest at least 80% of their assets in diversified portfolios of equity securities.

                                       For each of the Large Company Fund and
                                       the Small Company Fund the investment
                                       adviser will construct a fundamentally
                                       weighted reference portfolio by weighting large company stocks in the Russell 1000 Index and small company stocks in the Russell 2000 Index, respectively, in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow and income. One or more of these or other fundamental metrics may be utilized by the investment adviser in constructing the reference portfolio. The investment adviser may vary the fundamental metric(s) in use at any time. By investing in a representative sample of stocks in the reference portfolio for a Fund, the investment adviser intends to achieve investment performance similar to the performance of each such reference portfolio.

                                       The investment adviser expects that each Fund will have fundamental characteristics similar to those of its reference portfolio. The investment adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Funds which will have the effect of limiting the taxes currently payable by shareholders. Such technique will not eliminate tax

--------------------------------------------------------------------------------
                                       liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Funds.

                                       The Funds are advised by Rodney Square
                                       Management Corporation (the "Adviser" or
                                       "RSMC") and sub-advised by Wilmington
                                       Trust Investment Management, LLC (the
                                       "Sub-adviser" or "WTIM").

--------------------------------------------------------------------------------
Principal Risks                        The Funds are subject to the risks
                                       summarized below and further described
                                       under the heading "Additional Risk
                                       Information."

                                       o  An investment in a Fund is not a
                                          deposit of Wilmington Trust Company or
                                          any of its affiliates and is not
                                          insured or guaranteed by the FDIC or
                                          any other governmental agency.

                                       o  It is possible to lose money by
                                          investing in a Fund. There is no
                                          guarantee that the stock market or the
                                          stocks that a Fund holds will increase
                                          in value.

                                       o  A Fund's share price will fluctuate in
                                          response to changes in the market
                                          value of its investments. Market value
                                          changes result from business
                                          developments affecting an issuer, as
                                          well as general equity market and
                                          economic conditions. Smaller companies
                                          may be more vulnerable to adverse
                                          business or economic developments than
                                          large companies, and their securities
                                          may be less liquid and more volatile
                                          than securities of larger companies.

                                       o  The performance of a Fund will depend
                                          on whether the investment adviser is
                                          successful in pursuing the investment
                                          strategy.

                                       Please see "Additional Risk Information."
                                       for a description of the principal risks and other risks associated with the Funds.

--------------------------------------------------------------------------------
Investor Profile                       Investors who want the value of their
                                       investment to grow and who are willing
                                       to accept more volatility and risk for
                                       the possibility of higher returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance information for the Funds is not provided because the Funds commenced operations on December 18, 2006 and, therefore do not yet have a full calendar year of performance.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                       Institutional
                                                                                                          Shares
                                                                                                      ----------------
Maximum sales charge (load) imposed on purchases                                                           None
Maximum deferred sales charge                                                                              None
Maximum sales charge imposed on reinvested dividends (and other distributions)                             None
Redemption fee 1                                                                                           1.00%
Exchange fee 1                                                                                             1.00%

------------
(1) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                  Large                 Small
                                                                              Company Fund           Company Fund
                                                                          ----------------------  -------------------
Management fees                                                                   0.40%                 0.40%
Distribution (Rule 12b-1) fees                                                    None                   None
Other expenses                                                                    1.43%                 2.88%
Acquired Fund fees and expenses                                                  ----(1)                ----(1)
TOTAL ANNUAL FUND OPERATING EXPENSES                                              1.83%                 3.28%
Waivers/Reimbursements  (2),(3)                                                  (1.23)%               (2.68)%
NET ANNUAL FUND OPERATING EXPENSES (2),(3)                                         0.60%                 0.60%

------------
(1)  Acquired Fund fees and expenses are less than 0.005%.

(2) The Adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Funds through June 30, 2012 for other expenses to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses," exceed 0.60%. The contractual fee waiver arrangement will remain in place until June 30, 2012, unless the Board of Trustees approves its earlier termination.

(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         o        you reinvested all dividends and other distributions;

         o        the average annual return was 5%;

         o a Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

       INSTITUTIONAL SHARES              1 YEAR           3 YEARS         5 YEARS          10 YEARS
       --------------------              ------           --------        -------          --------
       Large Company Fund                  $61              $192            $335            $1,563
       Small Company Fund                  $61              $192            $335            $2,458


THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS OF INSTITUTIONAL SHARES, EITHER PAST OR FUTURE.

                   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                    STRATEGIES AND PRINCIPAL INVESTMENT RISKS

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of both the WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND and THE WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND is to achieve long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, a Fund will invest at least 80% of its assets in a diversified portfolio of equity securities. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

For each of the Large Company Fund and the Small Company Fund, the Adviser will construct a fundamentally weighted reference portfolio by weighting large company stocks in the Russell 1000 Index and small company stocks in the Russell 2000 Index, respectively, in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. The Adviser may vary the fundamental metric(s) in use at any time. By investing in a representative sample of stocks in a reference portfolio for a Fund, the investment adviser intends to achieve investment performance similar to the performance of each respective reference portfolio. The Adviser expects that a Fund will have, in the aggregate, characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. The Adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of a Fund which will have the effect of limiting the taxes currently payable by shareholders. Such technique will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of each Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process. The Adviser retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by a Fund.

The investment strategy used by the Funds is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. The Adviser attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities on the basis of market capitalization.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.


--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

The following is a list of certain risks that may apply to your investment in the Funds. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI"). A Fund may be subject to additional principal risks other than those described below because the types of investments made by the Fund can change over time.

                  o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

                  o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

                  o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

                  o INVESTMENT RISK: Each Fund is actively managed. A Fund may be affected by a general decline in the U.S. equity markets in which it invests. A Fund invests in securities included in, or representative of, a portfolio constructed by the Adviser's proprietary quantitative methodology. The Adviser may select securities which do not appreciate as expected.

                  o SMALL COMPANY RISK: Smaller sized companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

                  o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single Institutional Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in Institutional Shares of a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND -
   INSTITUTIONAL SHARES


                                                                             FOR THE PERIOD
                                                                          DECEMBER 18, 2006(1)
                                                                                THROUGH
                                                                             JUNE 30, 2007
                                                                         ----------------------
NET ASSET VALUE - BEGINNING OF PERIOD................................           $ 10.00
                                                                         ----------------------
INVESTMENT OPERATIONS:

   Net investment income (2),(3)                                                 0.11
   Net realized and unrealized gain on investments...................            0.49
                                                                         ----------------------
     Total from investment operations................................            0.60
                                                                         ----------------------
DISTRIBUTIONS:

   From net investment income........................................           (0.06)
                                                                         ----------------------
     Total distributions.............................................           (0.06)
                                                                         ----------------------
NET ASSET VALUE - END OF PERIOD......................................           $ 10.54
                                                                         ======================
TOTAL RETURN ........................................................           6.06%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations....................................          0.60%*
     Excluding expense limitations....................................          1.83%*
   Net investment income(3).............................................        1.93%*
Portfolio turnover rate...............................................           5%**
Net assets at the end of period (000 omitted).........................          $23,755

------------
*    Annualized

**   Not annualized

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) The net investment income per share and net investment income ratio in the initial period of operation may not be reflective of longer term results, as a result of volatility in net assets.

WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND -
   INSTITUTIONAL SHARES


                                                                             FOR THE PERIOD
                                                                          DECEMBER 18, 2006(1)
                                                                                THROUGH
                                                                             JUNE 30, 2007
                                                                         ----------------------
NET ASSET VALUE - BEGINNING OF PERIOD................................           $ 10.00
                                                                         ----------------------
INVESTMENT OPERATIONS:
   Net investment income (2),(3).....................................            0.12
   Net realized and unrealized gain on investments...................            0.31
                                                                         ----------------------
     Total from investment operations................................            0.43
                                                                         ----------------------
DISTRIBUTIONS:
   From net investment income........................................           (0.08)
                                                                         ----------------------
     Total distributions.............................................           (0.08)
                                                                         ----------------------
NET ASSET VALUE - END OF PERIOD......................................           $ 10.35
                                                                         ======================
TOTAL RETURN ........................................................           4.34%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations...................................           0.60%*
     Excluding expense limitations...................................           3.28%*
   Net investment income (3)............................................         2.20%*
Portfolio turnover rate..............................................            30%**
Net assets at the end of period (000 omitted)........................           $8,101

------------
*    Annualized

**   Not annualized

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) The net investment income per share and net investment income ratio in the initial period of operation may not be reflective of longer term results, as a result of volatility in net assets.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

Each Fund pays an advisory fee to RSMC at an annual rate of 0.40% on the first $1 billion of the Fund's average daily net assets, 0.35% on the next $1 billion and 0.30% of the Fund's average daily net assets in excess of $2 billion. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

The day-to-day management of the Funds is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

ADRIAN CRONJE, PH.D., CFA is Vice President and Director of Asset Allocation of RSMC and WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

RAFAEL E. TAMARGO is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Rafael spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.


EDWARD S. FORRESTER is a Portfolio Manager/Analyst at RSMC and WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined RSMC/WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining RSMC/WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.

ALLEN E. CHOINSKI, CFA is an Assistant Vice President and is responsible for quantitative equity research and portfolio management to support Wilmington Trust's quantitatively managed equity funds. He also develops targeted quantitative models and processes to assist the fundamental research effort at the firm. Prior to joining Wilmington Trust in 2007, Allen worked with Alpha Equity Management, LLC, where he researched and implemented quantitative equity investment strategies. Allen began his investment management career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management, where he was responsible for both fundamental and quantitative research to support ING's international equity funds. Allen holds a master's degree in Business Administration from Villanova University, and a bachelor's degree in Engineering from Pennsylvania State University. He is a CFA(R) charterholder and a member of the CFA(R) Society of Philadelphia.

The Funds' SAI provides additional information about the Fund Managers' compensation, other accounts managed by each of the Fund Managers and the Fund Managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Funds' primary service providers.


Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                             TRANSFER AGENT

        RODNEY SQUARE MANAGEMENT CORP.                                   PFPC INC.

           1100 NORTH MARKET STREET                                   760 MOORE ROAD

             WILMINGTON, DE 19890                                KING OF PRUSSIA, PA 19406

Manages each Fund's investment activities and          Handles certain shareholder services,
oversees Fund administration and other service         including recordkeeping and statements,
providers.                                             payment of distributions and processing of
                                                       buy and sell requests.
-------------------------------------------------      -----------------------------------------------

          -------------------------------------------------------------
                                 WT MUTUAL FUND

              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND

              WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND

          -------------------------------------------------------------


Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
            SUB-ADMINISTRATOR AND                                         CUSTODIAN
               ACCOUNTING AGENT

                  PFPC INC.                                       WILMINGTON TRUST COMPANY

             301 BELLEVUE PARKWAY                                 1100 NORTH MARKET STREET

             WILMINGTON, DE 19809                                   WILMINGTON, DE 19890

Provides facilities, equipment and personnel to        Holds each Fund's assets, settles all
carry out administrative services related to each      portfolio trades and collects most of the
Fund and calculates each Fund's NAV and                valuation data required for calculating each
distributions.                                         Fund's NAV per share.
-------------------------------------------------      -----------------------------------------------

                                           Distribution
                    -------------------------------------------------------------
                                           DISTRIBUTOR

                               PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                          760 MOORE ROAD

                                    KING OF PRUSSIA, PA 19406

                                  Distributes the Funds' Shares.
                    -------------------------------------------------------------

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF SHARES
--------------------------------------------------------------------------------

The price of each Fund's shares is based on the Fund's net asset value ("NAV"). The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith, by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC determines the NAV per share of a Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

Institutional Shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment for Institutional Shares is $500,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount.

You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

REGULAR MAIL:                                  OVERNIGHT MAIL:
-------------                                  ---------------
Wilmington Fundamentally Weighted              Wilmington Fundamentally Weighted
 Funds                                           Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by a Fund's shareholders may require that Fund to redeem its interests in one or more of its investments at an inopportune time.

There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

REGULAR MAIL:                                 OVERNIGHT MAIL:
-------------                                 ----------------
Wilmington Fundamentally Weighted             Wilmington Fundamentally Weighted
  Funds                                         Funds
c/o PFPC Inc.                                 c/o PFPC Inc.
P.O. Box 9828                                 101 Sabin Street
Providence, RI 02940                          Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well. Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares. If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in a Fund falls below $50,000, you may be asked to increase your balance. If after 60 days the account value is still below $50,000, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $50,000 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

You may exchange all or a portion of your Institutional Shares in a Fund for Institutional Shares of the following funds ("Wilmington Funds"):


Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund


Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares. Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $50,000 in a shareholder's account.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

Prospectuses for the Institutional Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions from net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

         Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

         The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees that vary depending on the Fund and the dollar amount of shares sold.

         If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

         Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

--------------------------------------------------------------------------------
SHARE CLASSES
--------------------------------------------------------------------------------

         The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares of a Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               LARGE COMPANY FUND

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               SMALL COMPANY FUND

                                OF WT MUTUAL FUND
                                    A SHARES
--------------------------------------------------------------------------------

                        PROSPECTUS DATED NOVEMBER 1, 2007

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference. Please note that these Funds:

         o        are not bank deposits

         o are not obligations of, or guaranteed or endorsed by, Wilmington Trust Company or any of its affiliates

         o        are not federally insured

         o are not obligations of, or guaranteed or endorsed or otherwise supported by, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency

         o        are not guaranteed to achieve their goal(s).

A Shares of the Funds are offered with a front-end sales charge except for certain persons eligible to purchase A Shares at Net Asset Value. See "Sales Charge Reductions and Waivers."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                     FUND DESCRIPTIONS
A LOOK AT THE GOALS, STRATEGIES,         Summary..................................................................1
RISKS, EXPENSES AND FINANCIAL            Performance Information..................................................3
HISTORY OF EACH FUND.                    Fees and Expenses........................................................3
                                         Example..................................................................4
                                         Investment Objective.....................................................5
                                         Principal Investment Strategies..........................................5
                                         Additional Risk Information..............................................6
                                         Financial Highlights.....................................................7

DETAILS ABOUT THE SERVICE            MANAGEMENT OF THE FUNDS
PROVIDERS.                               Investment Adviser.......................................................9
                                         Fund Managers............................................................9
                                         Service Providers.......................................................11

POLICIES AND INSTRUCTIONS FOR        SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING         Pricing of Shares.......................................................12
AN ACCOUNT IN ANY OF THE FUNDS.          Purchase of Shares......................................................12
                                         Redemption of Shares....................................................15
                                         Exchange of Shares......................................................18
                                         Distributions...........................................................19
                                         Taxes...................................................................19

DETAILS ON THE FUNDS' DISTRIBUTION   DISTRIBUTION ARRANGEMENTS
ARRANGEMENTS, RULE 12B-1 FEES AND        Distribution Fees.......................................................21
SHARE CLASSES.                           Additional Compensation to Financial Intermediaries.....................21
                                         Share Classes...........................................................22

                                     FOR MORE INFORMATION........................................................23






                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               LARGE COMPANY FUND

                        WILMINGTON FUNDAMENTALLY WEIGHTED
                               SMALL COMPANY FUND

                                    A SHARES
--------------------------------------------------------------------------------

                                FUND DESCRIPTIONS

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
Investment Objective                    The investment objective of both the
                                        WILMINGTON FUNDAMENTALLY WEIGHTED LARGE
                                        COMPANY FUND (the "Large Company Fund")
                                        and the WILMINGTON FUNDAMENTALLY
                                        WEIGHTED SMALL COMPANY FUND (the "Small
                                        Company Fund") is to achieve long-term
                                        capital appreciation.

--------------------------------------------------------------------------------
Investment Focus                        Equity (or equity-related) securities
--------------------------------------------------------------------------------
Share Price Volatility                  High

--------------------------------------------------------------------------------
Principal Investment Strategies         Under normal market conditions, the
                                        Funds will invest at least 80% of their
                                        assets in diversified portfolios of
                                        equity securities.

                                        For each of the Large Company Fund and
                                        the Small Company Fund the investment
                                        adviser will construct a fundamentally
                                        weighted reference portfolio by
                                        weighting large company stocks in the
                                        Russell 1000 Index and small company
                                        stocks in the Russell 2000 Index,
                                        respectively, in proportion to several
                                        fundamental metrics. Some examples of
                                        the fundamental metrics include the
                                        following (or variations thereof):
                                        dividends; book value; sales; assets;
                                        cash flow and income. One or more of
                                        these or other fundamental metrics may
                                        be utilized by the investment adviser in constructing the reference portfolio. The investment adviser may vary the fundamental metric(s) in use at any time. By investing in a representative sample of stocks in the reference portfolio for a Fund, the investment adviser intends to achieve investment performance similar to the performance of each such reference portfolio.

                                        The investment adviser expects that each Fund will have fundamental characteristics similar to those of its reference portfolio. The investment adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of the Funds which will have the effect of limiting the taxes currently payable by shareholders. Such technique will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of the Funds.

                                        The Funds are advised by Rodney Square
                                        Management Corporation (the "Adviser" or
                                        "RSMC") and sub-advised by Wilmington
                                        Trust Investment Management, LLC (the
                                        "Sub-adviser" or "WTIM").

--------------------------------------------------------------------------------
Principal Risks                         The Funds are subject to the risks
                                        summarized below and further described
                                        under the heading "Additional Risk
                                        Information."

                                        o  An investment in a Fund is not a
                                           deposit of Wilmington Trust Company
                                           or any of its affiliates and is not
                                           insured or guaranteed by the FDIC or
                                           any other governmental agency.

                                       o   It is possible to lose money by
                                           investing in a Fund. There is no
                                           guarantee that the stock market or
                                           the stocks that a Fund holds will
                                           increase in value.

                                       o   A Fund's share price will fluctuate
                                           in response to changes in the market
                                           value of its investments. Market
                                           value changes result from business
                                           developments affecting an issuer, as
                                           well as general equity market and
                                           economic conditions. Smaller
                                           companies may be more vulnerable to
                                           adverse business or economic
                                           developments than large companies,
                                           and their securities may be less
                                           liquid and more volatile than
                                           securities of larger companies.

                                       o   The performance of a Fund will depend
                                           on whether the investment adviser is
                                           successful in pursuing the investment
                                           strategy.

                                       Please see "Additional Risk Information" for a description of the principal risks and other risks associated with the Funds.

--------------------------------------------------------------------------------
Investor Profile                       Investors who want the value of their
                                       investment to grow and who are willing to
                                       accept more volatility and risk for the
                                       possibility of higher returns.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance information for the Funds is not provided because the Funds commenced operations on December 18, 2006 and, therefore do not yet have a full calendar year of performance.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below shows the fees and expenses that you may pay if you buy and hold A Shares of a Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                             A Shares
                                                                                            ------------

Maximum sales charge (load) imposed on purchases (1)                                           3.50%

Maximum deferred sales charge                                                                  None
Maximum sales charge imposed on reinvested dividends (and other distributions)                 None
Redemption fee (2)                                                                             1.00%
Exchange fee (2)                                                                               1.00%

-----------
(1) Lower front-end sales charges for A Shares may be available with the purchase of $100,000 or more. See "Front-End Sales Charge" for additional information.

(2) A Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                 Large                  Small
                                                                              Company Fund           Company Fund
                                                                          ---------------------   -------------------
Management fees                                                                  0.40%                  0.40%
Distribution (Rule 12b-1) fees                                                   0.25%                  0.25%
Other expenses                                                                   1.48%                  2.56%
Acquired Fund fees and expenses                                                  ---- (1)               ---- (1)
TOTAL ANNUAL FUND OPERATING EXPENSES                                             2.13%                  3.21%
Waivers/Reimbursements (2), (3)                                                 (1.28)%                (2.36)%
NET ANNUAL FUND OPERATING EXPENSES (2), (3)                                      0.85%                  0.85%

-----------
(1)  Acquired Fund fees and expenses are less than 0.005%.

(2) The Adviser has contractually agreed to waive a portion of its advisory fee or reimburse the Funds through June 30, 2012 for other expenses to the extent that "Total Annual Fund Operating Expenses," excluding "Acquired Fund fees and expenses" and class-specific expenses (such as Rule 12b-1, shareholder service or transfer agency fees), exceed 0.60%. The contractual fee waiver arrangement will remain in place until June 30, 2012, unless the Board of Trustees approves its earlier termination.

(3) The sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain flat rate fees associated with a Fund with average daily net assets below $75 million.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in A Shares of a Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

         o        you reinvested all dividends and other distributions;

         o        the average annual return was 5%;

         o a Fund's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

         o you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

       A SHARES                            1 YEAR           3 YEARS           5 YEARS            10 YEARS
       --------                            ------           --------          -------            --------
       Large Company Fund                   $434              $612             $805               $2,158
       Small Company Fund                   $434              $612             $805               $2,790

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS OF A SHARES, EITHER PAST OR FUTURE.

                   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                    STRATEGIES AND PRINCIPAL INVESTMENT RISKS

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of both the WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND and THE WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND is to achieve long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, a Fund will invest at least 80% of its assets in a diversified portfolio of equity securities. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.

For each of the Large Company Fund and the Small Company Fund the Adviser will construct a fundamentally weighted reference portfolio by weighting large company stocks in the Russell 1000 Index and small company stocks in the Russell 2000 Index, respectively, in proportion to several fundamental metrics. Some examples of the fundamental metrics include the following (or variations thereof): dividends; book value; sales; assets; cash flow and income. One or more of these or other fundamental metrics may be utilized by the Adviser in constructing the reference portfolio. The Adviser may vary the fundamental metric(s) in use at any time. By investing in a representative sample of stocks in a reference portfolio for a Fund, the investment adviser intends to achieve investment performance similar to the performance of each respective reference portfolio. The Adviser expects that a Fund will have, in the aggregate, characteristics (such as industry weightings, price sensitivity to market changes and market capitalization) similar to those of its reference portfolio. The Adviser will also utilize tax loss harvesting, which is an investment technique intended to reduce the net realized capital gains of a Fund which will have the effect of limiting the taxes currently payable by shareholders. Such technique will not eliminate tax liability but may serve to defer the tax liability of shareholders consistent with the investment objective and policies of each Fund. This practice may increase the volatility of returns by adding an element of momentum to the securities selection process. The Adviser retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the reference portfolio as well as discretion to determine the representative sample of securities for purchase by a Fund.

The investment strategy used by the Funds is unlike indexing strategies that use stock market capitalization as the basis for portfolio construction. Recent academic and financial research suggests that to the extent securities are mis-priced in the stock market, such mis-pricing would cause capitalization-weighted indices to overweight or underweight constituent securities relative to their fair value. The Adviser attempts to mitigate potential stock pricing errors by compiling a reference portfolio based on certain fundamental metrics of company size rather than stock market capitalization. The research has shown that an index that weights stocks based on these fundamental measures of size (derived from public accounting data, such as annual reports) would have outperformed indices that weight securities on the basis of market capitalization.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as large cash inflows or redemptions, each Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

The following is a list of certain risks that may apply to your investment in the Funds. Further information about investment risks is available in the Funds' Statement of Additional Information ("SAI"). A Fund may be subject to additional principal risks other than those described below because the types of investments made by the Fund can change over time.

         o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         o MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         o INVESTMENT RISK: Each Fund is actively managed. A Fund may be affected by a general decline in the U.S. equity markets in which it invests. A Fund invests in securities included in, or representative of, a portfolio constructed by the Adviser's proprietary quantitative methodology. The Adviser may select securities which do not appreciate as expected.

         o SMALL COMPANY RISK: Smaller sized companies may be more vulnerable than larger companies to adverse business or economic developments. These companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

         o VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, or if shorter, the period of its operation. Certain information reflects financial results for a single A Share of the Fund. The total return in the table represents the rate that you would have earned (or lost) on an investment in A Shares of a Fund assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970.

WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND - A SHARES

                                                                            FOR THE PERIOD
                                                                          DECEMBER 18, 2006(1)
                                                                                THROUGH
                                                                             JUNE 30, 2007
                                                                         ----------------------
NET ASSET VALUE - BEGINNING OF PERIOD................................           $ 10.00
                                                                         ----------------------
INVESTMENT OPERATIONS:

   Net investment income  (2), (4)...................................            0.09
   Net realized and unrealized gain on investments...................            0.49
                                                                         ----------------------
     Total from investment operations................................            0.58
                                                                         ----------------------
DISTRIBUTIONS:

   From net investment income........................................           (0.05)
                                                                         ----------------------
     Total distributions.............................................           (0.05)
                                                                         ----------------------
NET ASSET VALUE - END OF PERIOD......................................           $ 10.53
                                                                         ======================
TOTAL RETURN (3).....................................................           5.85%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations...................................           0.85%*
     Excluding expense limitations...................................           2.13%*
   Net investment income (4).........................................           1.70%*
Portfolio turnover rate..............................................            5%**
Net assets at the end of period (000 omitted)........................             $14

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) The total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) The net investment income per share and net investment income ratio in the initial period of operation may not be reflective of longer term results, as a result of volatility in net assets.

WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND - A SHARES

                                                                            FOR THE PERIOD
                                                                          DECEMBER 18, 2006(1)
                                                                                THROUGH
                                                                             JUNE 30, 2007
                                                                         ----------------------
NET ASSET VALUE - BEGINNING OF PERIOD................................           $ 10.00
                                                                         ----------------------
INVESTMENT OPERATIONS:

   Net investment income (2), (4)...................................             0.17
   Net realized and unrealized gain on investments...................            0.26
                                                                         ----------------------
     Total from investment operations................................            0.43
                                                                         ----------------------
DISTRIBUTIONS:

   From net investment income........................................           (0.07)
                                                                         ----------------------
     Total distributions.............................................           (0.07)
                                                                         ----------------------
NET ASSET VALUE - END OF PERIOD......................................           $ 10.36
                                                                         ======================
TOTAL RETURN (3).....................................................           4.29%**

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses:
     Including expense limitations...................................           0.85%*
     Excluding expense limitations...................................           3.21%*
   Net investment income (4).........................................           2.99%*
Portfolio turnover rate..............................................            30%**
Net assets at the end of period (000 omitted)........................             $10

------------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income per share was calculated using the average shares outstanding method.

(3) The total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

(4) The net investment income per share and net investment income ratio in the initial period of operation may not be reflective of longer term results, as a result of volatility in net assets.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees of WT Mutual Fund (the "Trust") supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and its shareholders.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management.

Each Fund pays an advisory fee to RSMC at an annual rate of 0.40% on the first $1 billion of the Fund's average daily net assets, 0.35% on the next $1 billion and 0.30% of the Fund's average daily net assets in excess of $2 billion. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements for each of the Funds is available in the semi-annual report to shareholders for the period ended December 31.

--------------------------------------------------------------------------------
FUND MANAGERS
--------------------------------------------------------------------------------

The day-to-day management of the Funds is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.

REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.

ADRIAN CRONJE, PH.D., CFA is Vice President and Director of Asset Allocation of RSMC and WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.

ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.

RAFAEL E. TAMARGO is a Portfolio Manager/Research Analyst at RSMC and WTIM. Mr. Tamargo re-joined Wilmington Trust in 2007 after spending two and a half years at Kalmar Investments as a Portfolio Manager/Analyst specializing in small cap growth companies. Prior to joining Kalmar, Rafael spent seven and a half years at Wilmington Trust as an Analyst, Portfolio Manager and Director of Equity Research.

EDWARD S. FORRESTER is a Portfolio Manager/Analyst at RSMC and WTIM and is a member of the portfolio management team primarily responsible for the day-to-day management of the Funds. Mr. Forrester joined RSMC/WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining RSMC/WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities including 401(k) recordkeeping, equity trading and portfolio management.

ALLEN E. CHOINSKI, CFA is an Assistant Vice President and is responsible for quantitative equity research and portfolio management to support Wilmington Trust's quantitatively managed equity funds. He also develops targeted quantitative models and processes to assist the fundamental research effort at the firm. Prior to joining Wilmington Trust in 2007, Allen worked with Alpha Equity Management, LLC, where he researched and implemented quantitative equity investment strategies. Allen began his investment management career as a financial advisor at Smith Barney, and later worked for five years at ING's Aeltus Investment Management, where he was responsible for both fundamental and quantitative research to support ING's international equity funds. Allen holds a master's degree in Business Administration from Villanova University, and a bachelor's degree in Engineering from Pennsylvania State University. He is a CFA(R) charterholder and a member of the CFA(R) Society of Philadelphia.

The Funds' SAI provides additional information about the Fund Managers' compensation, other accounts managed by each of the Fund Managers and the Fund Managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The chart below provides information on the Funds primary service providers.



Asset                                                  Shareholder
Management                                             Services
-------------------------------------------------      -----------------------------------------------
     INVESTMENT ADVISER AND ADMINISTRATOR                             TRANSFER AGENT

        RODNEY SQUARE MANAGEMENT CORP.                                   PFPC INC.

           1100 NORTH MARKET STREET                                   760 MOORE ROAD

             WILMINGTON, DE 19890                                KING OF PRUSSIA, PA 19406

Manages each Fund's investment activities and          Handles certain shareholder services,
oversees Fund administration and other service         including recordkeeping and statements,
providers.                                             payment of distributions and processing of
                                                       buy and sell requests.
-------------------------------------------------      -----------------------------------------------


          -------------------------------------------------------------
                                 WT MUTUAL FUND

              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND

              WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND

          -------------------------------------------------------------


Fund                                                   Fund Asset
Operations                                             Safe Keeping
-------------------------------------------------      -----------------------------------------------
            SUB-ADMINISTRATOR AND                                         CUSTODIAN
               ACCOUNTING AGENT

                  PFPC INC.                                       WILMINGTON TRUST COMPANY

             301 BELLEVUE PARKWAY                                 1100 NORTH MARKET STREET

             WILMINGTON, DE 19809                                   WILMINGTON, DE 19890

Provides facilities, equipment and personnel to        Holds each Fund's assets, settles all
carry out administrative services related to each      portfolio trades and collects most of the
Fund and calculates each Fund's NAV and                valuation data required for calculating each
distributions.                                         Fund's NAV per share.
-------------------------------------------------      -----------------------------------------------

                                           Distribution
                    -------------------------------------------------------------
                                           DISTRIBUTOR

                               PROFESSIONAL FUNDS DISTRIBUTOR, LLC

                                          760 MOORE ROAD

                                    KING OF PRUSSIA, PA 19406

                                  Distributes the Funds' Shares.
                    -------------------------------------------------------------

                             SHAREHOLDER INFORMATION

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PRICING OF SHARES
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The price of each Fund's shares is based on the Fund's net asset value ("NAV").
The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds' sub-administrator and accounting agent, PFPC Inc. ("PFPC"), determines the daily NAV per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

Securities that do not have a readily available current market value are valued in good faith, by, or under the direction of, the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PFPC determines the NAV per share of a Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

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PURCHASE OF SHARES
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A Shares are offered on a continuous basis and are sold with a front-end sales charge. The minimum initial investment for A Shares is $1,000. The minimum initial investment requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust, and Wilmington Trust and its affiliates, and their respective spouses, parents and children. Additional investments in a Fund may be made in any amount.

FRONT-END SALES CHARGE

In order to purchase A Shares, you will incur a front-end sales charge at the time of purchase (a "sales charge") based on the dollar amount of your purchase. The maximum initial sales charge is 3.50% of the offering price, which is reduced for purchases of $100,000 or more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers". To obtain a breakpoint discount, you should inform the Fund (or your financial intermediary) at the time of purchase of the existence of all circumstances which apply. Please provide the Fund (or your financial intermediary) with Fund account statements and the following information verifying your eligibility for a breakpoint discount:

         o Information or records regarding Fund shares held in all your accounts (e.g., retirement accounts) at your financial intermediary(ies); and

         o Information or records regarding Fund shares held at any financial intermediary by persons related to you, such as members of your family or household.

The offering price for each A Share is the NAV plus the front-end sales charge. When you purchase A Shares in a Fund, the Fund will deduct the appropriate front-end sales charge and invest the remainder in A Shares of the Fund.

A Shares are subject to an ongoing distribution (Rule 12b-1) fee of 0.25% of each Fund's average daily net assets attributable to A Shares. A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end sales charge") when they are redeemed. The sales charge is paid directly to the selling broker-dealer.

                                  AS A PERCENTAGE OF          AS A PERCENTAGE OF
   YOUR INVESTMENT                  OFFERING PRICE             YOUR INVESTMENT
   ---------------                  ---------------            ---------------
   $1,000 up to $100,000                 3.50%                         3.63%
   $100,000 up to $250,000               2.00%                         2.04%
   $250,000 up to $500,000               1.50%                         1.52%
   Over $500,000                          None                          None

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING SALES CHARGES ON YOUR A SHARES. There are several ways you can combine multiple purchases of A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

         o Accumulation privilege - permits you to add the value of any A Shares that you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

         o Letter of intent - permits you to purchase A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Funds' SAI for terms and conditions.

                  To use these privileges, discuss your eligibility with your financial consultant.

                  NET ASSET VALUE PURCHASES. A Shares may be purchased at net asset value by:

         o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with fifty (50) or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

         o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

         o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of a Fund's shares;

         o Current or retired trustees, officers and employees of the Trust, the distributor, the transfer agent, the Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or their family members; and

         o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor.

You may purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. You may also purchase shares of a Fund through a financial intermediary which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for promptly transmitting orders and may have an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized intermediary or its authorized designee. A financial intermediary may also designate another intermediary to accept purchase and redemption orders on the Fund's behalf. Consult your investment representative for specific information.

NETWORKING AND SUB-TRANSFER AGENCY FEES: The Fund may directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also receive. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Adviser and their affiliates. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the

Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

                  In order for a financial intermediary to purchase shares of a Fund for an omnibus account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an omnibus account, in nominee name or on behalf of another person.

                  The Funds' SAI further explains the front-end sales charge on the A Shares and is accessible, free of charge, on the Funds' website at WWW.WILMINGTONFUNDS.COM. If you would like additional information about the sales charges, you may also call (800) 336-9970.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Send the check and application to:

REGULAR MAIL:                                  OVERNIGHT MAIL:
------------                                   ---------------
Wilmington Fundamentally Weighted              Wilmington Fundamentally Weighted
  Funds                                          Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI 02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire and, if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of Wilmington Trust or the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

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REDEMPTION OF SHARES
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You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or through a financial intermediary, you should contact Wilmington Trust or the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Funds (a list is shown under the heading "EXCHANGE OF SHARES"). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first; however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the Adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund.

FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position including, primarily, the redemption fees set forth above and the related exchange fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing." Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Frequent trading by a Fund's shareholders may require that Fund to redeem its interests in one or more of its investments at an inopportune time.

There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into a shareholder information agreement with such financial intermediary or its agent. This agreement requires each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person.

BY MAIL: If you redeem your shares by mail, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

Your written instructions must include the Fund name, your account number, your printed name, and your signature. You should mail your written instructions with a medallion signature guarantee to:

REGULAR MAIL:                                  OVERNIGHT MAIL:
-------------                                  ---------------
Wilmington Fundamentally Weighted              Wilmington Fundamentally Weighted
  Funds                                          Funds
c/o PFPC Inc.                                  c/o PFPC Inc.
P.O. Box 9828                                  101 Sabin Street
Providence, RI 02940                           Pawtucket, RI 02860-1427

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any loss.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days when the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Fund shareholders. Other events could cause a delay as well. Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemption Option or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares. If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If after 60 days the account value is still below $500, your account may be closed and the proceeds sent to you. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value. The minimum account balance requirement may be waived for persons who are advisory or trust clients of Wilmington Trust or its affiliates, and trustees/directors, officers and employees of RSMC, the Trust and Wilmington Trust and its affiliates, and their respective spouses, parents and children.

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EXCHANGE OF SHARES
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You may exchange all or a portion of your A Shares in a Fund for A Shares of the following funds ("Wilmington Funds"):

Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Wilmington ETF Allocation Fund
Wilmington Short/ Intermediate-Term Bond Fund
Wilmington Broad Market Bond Fund
Wilmington Municipal Bond Fund
Wilmington Large-Cap Core Fund
Wilmington Large-Cap Value Fund
Wilmington Large-Cap Growth Fund
Wilmington Small-Cap Core Fund
Wilmington Small-Cap Value Fund
Wilmington Small-Cap Growth Fund
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Wilmington Fundamentally Weighted Large Company Fund
Wilmington Fundamentally Weighted Small Company Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares. Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than $500 in a shareholder's account.

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

Prospectuses for the A Shares of the other Wilmington Funds may be obtained, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling (800) 336-9970. To obtain more information about exchanges or to place exchange orders, contact the transfer agent or, if your shares are held in a trust account with Wilmington Trust or in an account with a financial intermediary, contact Wilmington Trust or the financial intermediary. The Wilmington Funds may terminate or modify the exchange offer described here and will give you 60 days notice of such termination or modification.

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DISTRIBUTIONS
--------------------------------------------------------------------------------

Distributions from net investment income, if any, of each Fund are declared and paid quarterly to you. Any net capital gain realized by a Fund will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

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TAXES
--------------------------------------------------------------------------------

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. If the Fund has dividend income that qualifies as qualified dividend income, the maximum amount allowable will be designated by the Fund and such amount will be taxable to individual shareholders at a stated maximum rate of 15%. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.


STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the Funds' SAI. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

Professional Funds Distributor, LLC (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

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DISTRIBUTION FEES
--------------------------------------------------------------------------------

The A Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of A Shares, and for services provided to shareholders of A Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution (Rule 12b-1) Plan provides for payments of up to 0.25% of the average daily net assets of each Fund's A Shares.

--------------------------------------------------------------------------------
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

The Adviser and affiliates of the Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement. These payments are over and above servicing fees which are disclosed elsewhere in this prospectus. At least annually, the Adviser will report to the Board of Trustees information regarding these payments. These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders fees that vary depending on the Fund and the dollar amount of shares sold.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Funds) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

Although a Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

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SHARE CLASSES
--------------------------------------------------------------------------------

The Funds issue Institutional Shares and A Shares. Each class of shares bears a pro-rata portion of the Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares of a Fund do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Institutional Shares are offered to retirement plans and other institutional investors. A Shares are offered in a separate prospectus with a front-end sales charge and a Rule 12b-1 distribution fee. Any investor may purchase A Shares.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE OF CHARGE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These reports will contain performance data and information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the Funds' SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427
(800) 336-9970 9:00 a.m. to 5:00 p.m. Eastern time

The Funds' SAI and annual and semi-reports are accessible, free of charge, on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM. Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at HTTP://WWW.SEC.GOV. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES OR OTHER INVESTOR SERVICES, PLEASE CALL (800)-336-9970.

            The investment company registration number is 811-08648.

                                 WT MUTUAL FUND

                   WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND
                    WILMINGTON MODERATE ASSET ALLOCATION FUND
                  WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND
                         WILMINGTON ETF ALLOCATION FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2007

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds current prospectuses dated November 1, 2007, as amended from time to time. A copy of each current prospectus may be obtained without charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.


Audited financial statements for the Funds for the fiscal year ended June 30, 2007, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on WT Mutual Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
GENERAL INFORMATION......................................................      2
INVESTMENT POLICIES......................................................      2
DISCLOSURE OF FUND HOLDINGS..............................................     19
INVESTMENT LIMITATIONS...................................................     20
CODE OF ETHICS ..........................................................     28
PROXY VOTING ............................................................     28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................     29
INVESTMENT ADVISORY AND OTHER SERVICES...................................     29
SUB-ADVISORY SERVICES....................................................     31
ADMINISTRATION AND ACCOUNTING SERVICES...................................     31
ADDITIONAL SERVICE PROVIDERS.............................................     32
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN...............................     33
PORTFOLIO MANAGERS.......................................................     34
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................     38
CAPITAL STOCK AND OTHER SECURITIES.......................................     41
PURCHASE, REDEMPTION AND PRICING OF SHARES...............................     41
DIVIDENDS ...............................................................     44
TAXATION OF THE FUNDS....................................................     44
FINANCIAL STATEMENTS.....................................................     50
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES.....    A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS.............................    B-1
APPENDIX C RODNEY SQUARE MANAGEMENT CORPORATION PROXY POLICIES,
           PROCEDURES, AND VOTING GUIDELINES ............................    C-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI:
Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund, Wilmington Conservative Asset Allocation Fund and Wilmington ETF Allocation Fund (each a "Fund" and collectively, the "Funds"). Each of these Funds issues Institutional Shares and A Shares. Each Fund, except for the Wilmington ETF Allocation Fund, is a diversified open-end management investment company. The Wilmington ETF Allocation Fund is a non-diversified open-end management investment company.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus. Unless otherwise indicated, this information applies to each of Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund, and Wilmington Conservative Asset Allocation Fund (the "Asset Allocation Funds") through their investment in shares of other series of the Trust and to Wilmington ETF Allocation Fund (the "ETF Fund") through its investment in securities of other registered investment companies listed and traded on a securities exchange (an "exchange traded fund," "ETF" or "Underlying ETF"). Each Underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions.


For a complete description of the other series of the Trust in which the Asset Allocation Funds invest, please see such Funds prospectuses and statements of additional information, which are available without charge by calling the transfer agent toll-free at (800) 336-9970 or on the Funds website HTTP://WWW.WILMINGTONFUNDS.COM. Currently, most of the Underlying ETFs are issued by registered investment companies such as iShares(R), Inc., iShares(R) Trust, Midcap SPDR(R) Trust, Rydex(R) ETF Trust, Select Sector SPDR(R) Trust, SPDR(R) Trust, streetTracks(R) Gold Trust, streetTracks(R) Index Shares Fund and streetTracks(R) Series Trust, which file financial and other information with the Securities and Exchange Commission (the "SEC"), including prospectuses and statements of additional information. Such information is publicly available on the SEC's website at WWW.SEC.GOV. No representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, this website does not form a part of the prospectuses or this SAI).


BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States.


Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

o BANKERS ACCEPTANCES. Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.


o CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
      York).

o TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


DERIVATIVES. The Funds may invest in a variety of derivative investments, to the extent permitted by their investment objectives and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act.

The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options"). The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes.


Such derivative investments in which the Funds may invest include "index-linked," "commodity-linked," "equity-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on commodity-linked notes and equity-linked notes may depend on the price of an underlying commodity or security or the performance of an underlying commodity or equity index. Currency-linked securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.


Other derivative investments the Funds may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.


If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund's investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

EQUITY-LINKED SECURITIES. The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, a Fund will bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to a Fund's restriction on investments in illiquid securities.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, the investment adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

o STANDBY COMMITMENTS. Each Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

      Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

o PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

      In selecting put bonds for the Funds, the investment adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

o DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

GUARANTEED INVESTMENT CONTRACTS. The Funds may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INFLATION-PROTECTED DEBT SECURITIES. The Funds may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury ("Treasury Inflation Protected Securities" or "TIPS") have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act, unless exemptive relief granted by the Securities and Exchange Commission ("SEC") is applicable. These limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements and may enter into others. The ETF Allocation Fund will not be able to conform to its investment policy to invest in at least 80% of its assets in ETFs, and the other Funds' ability to invest in ETFs will be severely constrained unless the ETFs in which they invest have received such an order from the SEC, and the ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the

1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF will be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MONEY MARKET FUNDS. Each Fund may invest in money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities" above.)

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Real Asset Fund may invest in mortgage-backed securities and other asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations").

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie
Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.


The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers or servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators, servicers and poolers, the investment adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may not purchase mortgage-related securities or any other assets which in the investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.


OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the

1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMBS") have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


NON-INVESTMENT GRADE SECURITIES. Each Fund may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds." High yield bonds are issued by a company whose credit rating (based on a nationally recognized statistical ratings organization's (an "NRSRO") evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, a Fund's net asset value ("NAV") and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund's liquid securities may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities are held by a Fund. Because of this, a Fund's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see "Appendix B - Description of Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund's investment adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, including higher investment research costs and higher commission costs.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or a sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in a Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

PREFERRED STOCK. Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE COMPANIES. The Funds may invest in securities of domestic and foreign companies that are engaged in the real estate industry ("Real Estate Companies"). The Funds consider a company to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Funds may invest in Real Estate Companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Funds may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. The Funds may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.


REITS. The Funds may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds, when investing in REITs, will bear their proportionate share of the costs of the REITs operations.


There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowings exceeds one-third of the value of a Fund's total assets taken at fair market value. When a Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each Fund may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Fund makes a commitment to purchase a security on a when-issued-basis, it will record the transaction and reflect the value of the security each day in determining NAV per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's NAV. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the fiscal year ended June 30, 2007 and the fiscal period December 20, 2005 through June 30, 2006 were:

FUND                                 FISCAL YEAR ENDED JUNE 30, 2007   FISCAL PERIOD ENDED JUNE 30, 2006
----------------------------------   -------------------------------   ---------------------------------
Aggressive Asset Allocation Fund                   14%                               24%
Moderate Asset Allocation Fund                     34%                               30%
Conservative Asset Allocation Fund                 47%                               23%
ETF Allocation Fund                                44%                               58%


                           DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about a Fund's holdings on a selective basis.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Trust may, but is not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to a Fund's schedule of investments, the Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, a Fund's top ten holdings, and a percentage breakdown of a Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.


In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or principal underwriter, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees of the Trust on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.


Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using a Fund's portfolio holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust's sub-administrator and accounting agent;
(ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and S&P. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Funds' portfolio holdings information without specific authorization. The Trust's investment adviser and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities, certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Coates Analytics, LP
Commerce Capital Markets, Inc.
Factset
Fidelity
Interactive Data
Legg Mason Wood Walker
Lehman Brothers
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Siebert Brandford Shark
Standard & Poors
Starboard Capital Markets LLC
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., LLC

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. The following non-fundamental policies apply to each Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The Funds will not:

1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations. (This limitation does not apply to the Wilmington ETF Allocation Fund.);

2. invest 25% or more of the value of a Fund's assets in securities of issuers in any one industry. This restriction does not apply to a Fund's investment in ETFs or other investment companies. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as an underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but each Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that each Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS


The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND     OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
         NAME AND                HELD WITH         LENGTH OF TIME        DURING PAST      OVERSEEN BY      HELD BY
      DATE OF BIRTH                TRUST               SERVED             FIVE YEARS       TRUSTEE(1)      TRUSTEE
----------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
TED T. CECALA(2)                 Trustee        Shall serve at the    Director,               23        Wilmington
Date of Birth: 1/49                             pleasure of the       Chairman of the                   Trust
                                                Board and until       Board, and Chief                  Corporation;
                                                successor is          Executive                         Wilmington
                                                elected and           Officer of                        Trust Company.
                                                qualified. Trustee    Wilmington Trust
                                                since August 2007.    Corporation and
                                                                      Wilmington Trust
                                                                      Company since
                                                                      1996.

----------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(3)           Trustee        Shall serve until     Retired since           23        FundVantage
   Date of Birth: 2/49                          death, resignation    February 2006;                    Trust
                                                or removal. Trustee   Executive Vice                    (registered
                                                since October 1998,   President of                      investment
                                                President and         Wilmington Trust                  company)
                                                Chairman of the       Company from
                                                Board from October    February 1996 to
                                                1998 to January       February 2006;
                                                2006.                 President of
                                                                      Rodney Square
                                                                      Management
                                                                      Corporation
                                                                      ("RSMC") from
                                                                      1996 to 2005;
                                                                      Vice President
                                                                      of RSMC 2005 to
                                                                      2006.


(1) The "Fund Complex" currently consists of the Trust (23 funds), CRM Mutual Fund Trust (5 funds) and The Roxbury Funds (2 funds).

(2) Mr. Cecala is an "Interested Trustee" by reason of his positions with Wilmington Trust Corporation and Wilmington Trust Company, each an affiliate of RSMC, an investment adviser to the Trust.

(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

                                                                                          NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND     OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
          NAME AND               HELD WITH         LENGTH OF TIME        DURING PAST      OVERSEEN BY      HELD BY
       DATE OF BIRTH               TRUST               SERVED             FIVE YEARS       TRUSTEE(1)      TRUSTEE
----------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                     Trustee       Shall serve until     Founder and             23        First Potomac
Date of Birth: 3/44                             death, resignation    co-manages, R. H.                 Realty Trust
                                                or removal. Trustee   Arnold & Co.,                     (real estate
                                                since May 1997.       Inc. (financial                   investment
                                                                      consulting) since                 trust).
                                                                      1989.

----------------------------------------------------------------------------------------------------------------------
DR. ERIC BRUCKER                  Trustee       Shall serve until     Professor of            23        None
Date of Birth: 12/41                            death, resignation    Economics,
                                                or removal. Trustee   Widener
                                                since October 1999.   University since
                                                                      July 2004;
                                                                      formerly, Dean,
                                                                      School of
                                                                      Business
                                                                      Administration of
                                                                      Widener
                                                                      University from
                                                                      2001 to 2004.

----------------------------------------------------------------------------------------------------------------------
NICHOLAS GIORDANO               Trustee and     Shall serve until     Consultant,             23        Kalmar Pooled
Date of Birth: 3/43           Chairman of the   death, resignation    financial                         Investment
                                   Board        or removal. Trustee   services                          Trust
                                                since October 1998.   organizations                     (registered
                                                                      from 1997 to                      investment
                                                                      present; Interim                  company);
                                                                      President,                        Independence
                                                                      LaSalle                           Blue Cross;
                                                                      University from                   IntriCon
                                                                      1998 to 1999.                     Corporation
                                                                                                        (industrial
                                                                                                        furnaces and
                                                                                                        ovens);
                                                                                                        Commerce
                                                                                                        Bancorp, Inc.;
                                                                                                        The RBB Fund
                                                                                                        Inc.
                                                                                                        (registered
                                                                                                        investment
                                                                                                        company)

----------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN, JR.                  Trustee       Shall serve until     Self-employed           28        CRM Mutual
Date of Birth: 5/35                             death, resignation    financial                         Fund Trust
                                                or removal. Trustee   consultant since                  (since June
                                                since October 1999.   1991.                             2005); WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND     OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
          NAME AND               HELD WITH         LENGTH OF TIME        DURING PAST      OVERSEEN BY      HELD BY
       DATE OF BIRTH               TRUST               SERVED             FIVE YEARS       TRUSTEE(1)      TRUSTEE
----------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN                  Trustee       Shall serve until     Retired since           23        None
Date of Birth: 5/32                             death, resignation    1993; Former
                                                or removal. Trustee   Chief Financial
                                                since October 1999.   Officer of E.I.
                                                                      du Pont de
                                                                      Nemours and Co.

----------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT                   Trustee       Shall serve until     Dean and                23        The RBB Fund,
Date of Birth: 4/51                             death, resignation    Professor of Law,                 Inc.
                                                or removal. Trustee   Villanova                         (registered
                                                since November 2001.  University School                 investment
                                                                      of Law since July                 company); NYSE
                                                                      1997.                             Regulation,
                                                                                                        Inc.;
                                                                                                        Financial
                                                                                                        Industry
                                                                                                        Regulatory
                                                                                                        Authority
                                                                                                        (FINRA)

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

                                                                                          NUMBER OF
                                                                        PRINCIPAL         FUNDS IN          OTHER
                             POSITION(S)     TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS AND          HELD WITH        LENGTH OF TIME          DURING PAST       OVERSEEN BY       HELD BY
     DATE OF BIRTH              TRUST              SERVED              FIVE YEARS          TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------------
NEIL WOLFSON               President        Shall serve at the      President and           N/A             N/A
Date of Birth: 6/64        and Chief        pleasure of the         Chief Executtive
                           Executive        Board and until         Officer of
                           Officer          successor is            Wilmington Trust
                                            elected and             Investment
                                            qualified. Officer      Management, LLC
                                            since January 2006      ("WTIM") since
                                                                    July 2004;
                                                                    Previously,
                                                                    Partner with
                                                                    KPMG (public
                                                                    accounting) from
                                                                    1996 to 2004.


EXECUTIVE OFFICERS


                                                                                          NUMBER OF
                                                                        PRINCIPAL         FUNDS IN          OTHER
                             POSITION(S)     TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS AND          HELD WITH        LENGTH OF TIME          DURING PAST       OVERSEEN BY       HELD BY
     DATE OF BIRTH              TRUST              SERVED              FIVE YEARS          TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------------
CLAYTON M. ALBRIGHT        Vice President   Shall serve at the      Vice President,         N/A             N/A
1100 North Market Street                    pleasure of the Board   RSMC since 2001;
Wilmington, DE 19890                        and until successor     Vice President of
Date of Birth: 9/53                         is elected and          WTIM since 2006;
                                            qualified. Officer      Vice President,
                                            since October 1998.     Wilmington Trust
                                                                    Company since
                                                                    1997.

----------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.       Vice President   Shall serve at the      Vice President,         N/A             N/A
1100 North Market Street                    pleasure of the         RSMC since 1992.
Wilmington, DE 19890                        Board and until
Date of Birth: 1/57                         successor is elected
                                            and qualified.
                                            Officer since
                                            November 1999.

----------------------------------------------------------------------------------------------------------------------
JOHN J. KELLEY             Vice President   Shall serve at the      Vice President of       N/A             N/A
1100 North Market Street   & Chief          pleasure of the Board   RSMC since July
Wilmington, DE 19890       Financial        and until successor     2005; Vice
Date of Birth: 9/59        Officer          is elected and          President of PFPC
                                            qualified. Officer      Inc. from January
                                            since September 2005.   2005 to July
                                                                    2005; Vice
                                                                    President of
                                                                    Administration,
                                                                    1838 Investment
                                                                    Advisors, LP from
                                                                    1999 to 2005.

----------------------------------------------------------------------------------------------------------------------
ANNA M. BENCROWSKY         Chief            Shall serve at the      Chief Compliance        N/A             N/A
1100 North Market Street   Compliance       pleasure of the         Officer, Rodney
Wilmington, DE 19890       Officer &        Board and until         Square
Date of Birth: 5/51        Anti-Money       successor is elected    Management
                           Laundering       and qualified;          Corporation
                           Officer          Officer since           since 2004; Vice
                                            September 2004.         President and
                                                                    Chief Compliance
                                                                    Officer, 1838
                                                                    Investment
                                                                    Advisors, LP
                                                                    from 1998 to
                                                                    2004.

----------------------------------------------------------------------------------------------------------------------
CHARLES D. CURTIS          Vice President   Shall serve at the      Vice President          N/A             N/A
1100 North Market Street   & Treasurer      pleasure of the         of RSMC since
Wilmington, DE 19890                        Board and until         February 2007;
Date of Birth: 10/55                        successor is elected    Vice President
                                            and qualified;          of PFPC Inc.
                                            Officer since           from 1991 to
                                            February 2007.          2007.

EXECUTIVE OFFICERS


                                                                                          NUMBER OF
                                                                        PRINCIPAL         FUNDS IN          OTHER
                             POSITION(S)     TERM OF OFFICE AND       OCCUPATION(S)     FUND COMPLEX    DIRECTORSHIPS
   NAME, ADDRESS AND          HELD WITH        LENGTH OF TIME          DURING PAST       OVERSEEN BY       HELD BY
     DATE OF BIRTH              TRUST              SERVED              FIVE YEARS          TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------------
EDWARD W. DIFFIN, JR.      Vice President   Shall serve at the      Vice President          N/A             N/A
1100 North Market Street   & Secretary      pleasure of the         of RSMC since
Wilmington, DE 19890                        Board and until         November 2006;
Date of Birth: 1/52                         successor is elected    Coleman Counsel
                                            and qualified;          from November
                                            Officer since           2005 to November
                                            February 2007.          2006; Vice
                                                                    President and
                                                                    Senior Counsel
                                                                    of Merrill Lynch
                                                                    & Co., Inc. from
                                                                    1994 to 2005.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds financial operations and performance, oversee the activities and legal compliance of the Funds investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2007. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.


AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2007, there were four meetings of the Audit Committee.


NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of trustees; identifying trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2007, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2007, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2006.

                                                                      AGGREGATE DOLLAR RANGE
                                                                      OF EQUITY SECURITIES IN
                                                                     ALL REGISTERED INVESTMENT
                                                                   COMPANIES OVERSEEN BY TRUSTEE
                                DOLLAR RANGE OF EQUITY                 WITHIN THE FAMILY OF
NAME OF TRUSTEE/FUND     SECURITIES IN EACH FUND OF THE TRUST           INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
   Ted T. Cecala                         NONE                              Over $100,000
   Robert J. Christian                   NONE                                   NONE
INDEPENDENT TRUSTEES
   Robert Arnold                         NONE                                   NONE
   Eric Brucker                          NONE                             $50,001-$100,000
   Nicholas Giordano                     NONE                             $50,001-$100,000
   Louis Klein, Jr.                      NONE                               Over $100,000
   John J. Quindlen                      NONE                               Over $100,000
   Mark A. Sargent                       NONE                             $10,001-$50,000

As of December 31, 2006, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2007 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:


                                                                                                  TOTAL
                                              PENSION OR RETIREMENT                            COMPENSATION
                              AGGREGATE        BENEFITS ACCRUED AS          ESTIMATED              FROM
                            COMPENSATION        PART OF THE TRUST       ANNUAL BENEFITS        FUND COMPLEX
TRUSTEE                    FROM THE TRUST           EXPENSES            UPON RETIREMENT      PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert H. Arnold               $57,500                 None                   None                $57,500

Dr. Eric Brucker               $63,500                 None                   None                $63,500

Robert J. Christian            $57,500                 None                   None                $57,500

Nicholas Giordano              $85,000                 None                   None                $85,000

Louis Klein, Jr.               $52,500                 None                   None                $52,500

Clement C. Moore, II(1)        $10,250                 None                   None                $10,250

John J. Quindlen               $71,250                 None                   None                $71,250

Mark A. Sargent                $68,500                 None                   None                $68,500

1     Mr. Moore resigned as a Trustee on July 31, 2006.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each , a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Codes adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING


The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.


The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Attached hereto as Appendix C is the proxy voting policies and procedures for RSMC.


The Funds proxy voting record as of June 30, 2007 is available (i) without charge, upon request, by calling (800) 336-9970 and (ii) on the SEC's website at WWW.SEC.GOV.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 2, 2007 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 2, 2007, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:


Fund, Name, City and State                                                 Ownership Percentage
-------------------------------------------------------------------------------------------------
Wilmington ETF Allocation Fund - Institutional Shares
National Financial Service Corp                                                    5.46%
New York, NY 10008

Delaware Charter Guarantee & Trust as Trustee and/or Custodian                     9.84%
FBO Principal Financial Group Omnibus Qualified
Des Moines, IA  50303

Wilmington ETF Allocation Fund - A Shares
NFS LLC FEBO                                                                      20.93%
Wilmington Trust Co Cust.
IRA of Norman M. Powell
Unionville, PA  19375

Wilmington Aggressive Allocation Fund - Institutional Shares
Delaware Charter Guarantee & Trust as Trustee and/or Custodian                     9.31%
FBO Principal Financial Group Omnibus Qualified
Des Moines, IA  50303

Wilmington Aggressive Asset Allocation Fund - A Shares
NFS LLC FEBO                                                                       5.06%
Wilmington Trust Company Custodian
IRA of John C. Walsh
Monarch Beach, CA  92629

Wilmington Moderate Asset Allocation Fund - Institutional Shares
Delaware Charter Guarantee & Trust as Trustee and/or Custodian                     6.48%
FBO Principal Financial Group Omnibus Qualified
Des Moines, IA  50303

Wilmington Moderate Asset Allocation Fund - A Shares                                N/A

Wilmington Conservative Asset Allocation Fund - Institutional Shares
Wilmington Trust Company                                                           7.75%
IRA Custodian For Wayne W. Pierson
Wilmington, DE  19899

Delaware Charter Guarantee & Trust as Trustee and/or Custodian                    12.67%
FBO Principal Financial Group Omnibus Qualified
Des Moines, IA  50303

Wilmington Trust Company                                                          24.58%
Trustee FBO Vallejo Investment Inc.
Wilmington, DE  19899

Wilmington Trust Company                                                          37.06%
Trustee FBO Minerva Office Management Inc.
Wilmington, DE  19899

Wilmington Conservative Asset Allocation Fund - A Shares
NFS LLC FEBO                                                                       5.71%
Catherine M. Curro
Wilmington, DE 19803

NFS LLC FEBO                                                                       6.68%
Wilmington Trust Company
Custodian for IRA of Richard D Millman
Milton, DE  19968

NFS LLC FEBO                                                                       5.79%
Wilmington Trust  Company
Custodian for IRA of Clyde R Hahn
Wilmington, DE 19808








                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement").

The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by a Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

RSMC does not receive an advisory fee for its advisory services provided to the Asset Allocation Funds. With respect to the ETF Allocation Fund, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of the Fund's average daily net assets ("Assets"), as follows: 0.50% of the first $1 billion in Assets; 45% of the next $1 billion in Assets; and 0.40% of Assets over $2 billion.

                                                            FOR THE PERIOD
                                     FISCAL YEAR ENDED     DECEMBER 20, 2005
FUND                                   JUNE 30, 2007     THROUGH JUNE 30, 2006
----------------------------------   -----------------   ---------------------
ETF Allocation Fund                       $175,869              $34,626
Aggressive Asset Allocation Fund            N/A                   N/A
Moderate Asset Allocation Fund              N/A                   N/A
Conservative Asset Allocation Fund          N/A                   N/A


RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding certain class-specific expenses (such as Rule 12b-1, shareholder service and transfer agency fees), exceed the following amounts with respect to the following Funds:

FUND                                 EXPENSE CAP
----------------------------------   -----------
ETF Allocation Fund                     0.70%
Aggressive Asset Allocation Fund        0.50%
Moderate Asset Allocation Fund          0.50%
Conservative Asset Allocation Fund      0.50%


These waivers will remain in place until June 30, 2012. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the following Funds:

                                                            FOR THE PERIOD
                                     FISCAL YEAR ENDED     DECEMBER 20, 2005
FUND                                   JUNE 30, 2007     THROUGH JUNE 30, 2006
----------------------------------   -----------------   ---------------------
ETF Allocation Fund                       $192,075              $95,272
Aggressive Asset Allocation Fund          $  4,148              $55,420
Moderate Asset Allocation Fund            $ 46,648              $47,751
Conservative Asset Allocation Fund        $136,902              $77,711


ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees employed by RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC.

Each Fund and each class of shares of a Fund pays its respective pro-rata portion of the advisory fee payable by a Fund in which a Fund invests.

                             SUB-ADVISORY SERVICES


ALL FUNDS. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month. For the fiscal years ended June 30, 2005, 2006 and 2007, RSMC did not pay any sub-advisory fees to WTIM with respect to sub-advisory services provided by WTIM to the Funds.

WTIM or WTIM's predecessor, Balentine & Company, LLC, received the following fees from RSMC (not the Funds) for its services during the Fund's last three fiscal years:

FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
  JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
-----------------   -----------------   -----------------
    $4,659,541          $2,031,310           $551,261


                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.

For its services under the Administration agreement, RSMC receives a fee equal to: 0.0185% of the first $2 billion of the Trust's total aggregate net assets; 0.0175% of the next $2 billion of the Trust's total aggregate net assets; 0.0125% of the next $2 billion of the Trust's total aggregate net assets' and 0.0080% of the Trust's total aggregate net assets in the excess of $6 billion.

Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PFPC Inc. ("PFPC") performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services.


For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2007 and 2006, RSMC earned the following fees incurred by the Funds during the period indicated:

                                                            FOR THE PERIOD
                                     FISCAL YEAR ENDED     DECEMBER 20, 2005
FUND                                   JUNE 30, 2007     THROUGH JUNE 30, 2006
                                     -----------------   ---------------------
Aggressive Asset Allocation Fund          $ 5,348                 $ 655
Moderate Asset Allocation Fund            $ 6,800                 $ 611
Conservative Asset Allocation Fund        $ 4,513                 $ 188
ETF Allocation Fund                       $   834                 $ 513

For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2007 and 2006, each Fund incurred the following fees earned by PFPC, after waivers, during the period indicated:

                                                            FOR THE PERIOD
                                     FISCAL YEAR ENDED     DECEMBER 20, 2005
FUND                                   JUNE 30, 2007     THROUGH JUNE 30, 2006
----------------------------------   -----------------   ---------------------
Aggressive Asset Allocation Fund         $ 34,211               $ 3,425
Moderate Asset Allocation Fund           $ 26,174               $ 3,140
Conservative Asset Allocation Fund       $ 15,898               $ 1,181
ETF Allocation Fund                      $ 27,678               $ 4,260


Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN


Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds Institutional Shares.

The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares. The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Trust who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares' Rule 12b-1 Plan regardless of the Distributor's expenses.

The A Shares Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The A Shares Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the average net assets of each Fund's A Shares to compensate the Distributor for making payments to certain Service Organizations who have sold A Shares of the Funds and for other distribution expenses.


For the fiscal year ended June 30, 2007, the A Shares of each of the Funds paid Rule 12b-1 distribution fees in respect of broker-dealer compensation as follows:


                                                            FOR THE PERIOD
                                     FISCAL YEAR ENDED     DECEMBER 20, 2005
FUND                                   JUNE 30, 2007     THROUGH JUNE 30, 2006
----------------------------------   -----------------   ---------------------
Aggressive Asset Allocation Fund          $  8,570              $   793

Moderate Asset Allocation Fund            $ 24,699              $ 1,828
Conservative Asset Allocation Fund        $  4,734              $   264

ETF Allocation Fund                       $  4,898              $   336

Under the A Shares Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectus under "Purchase of Shares - Front End Sales Charge."


                               PORTFOLIO MANAGERS

The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:


      (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2007;


      (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. ADDITIONAL CONFLICTS OF INTEREST MAY POTENTIALLY EXIST OR ARISE THAT ARE NOT DISCUSSED BELOW;

      (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2007; and

      (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2007.

ALL FUNDS

      RODNEY SQUARE MANAGEMENT CORPORATION AS INVESTMENT ADVISER

            OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                         Total Assets
                                                               Number of Accounts    Managed subject to a
                             Total Number of                  Managed subject to a    Performance Based
Portfolio Manager/              Accounts       Total Assets     Performance Based        Advisory Fee
Type of Accounts                 Managed        (millions)        Advisory Fee            (millions)
--------------------------   ---------------   ------------   --------------------   --------------------
FIXED INCOME MANAGEMENT
CLAYTON M. ALBRIGHT, III
   Registered Inv.                  2            $    215              0                      $0
   Companies:
   Other Pooled                     1            $     56              0                      $0
   Investment Vehicles:

                                                                                         Total Assets
                                                               Number of Accounts    Managed subject to a
                             Total Number of                  Managed subject to a    Performance Based
Portfolio Manager/              Accounts       Total Assets     Performance Based        Advisory Fee
Type of Accounts                 Managed        (millions)        Advisory Fee            (millions)
--------------------------   ---------------   ------------   --------------------   --------------------
   Other Accounts:                  84           $    563               0                     $0
DOMINICK J. D'ERAMO
   Registered
   Investment                        2           $    215               0                     $0
   Companies:
   Other Pooled                      1           $     56               0                     $0
   Investment Vehicles:
   Other Accounts:                 100           $  2,000               0                     $0
LISA MORE
   Registered
   Investment                        1           $ 113.12               0                     $0
   Companies:
   Other Pooled                      1           $  264.3               0                     $0
   Investment Vehicles:
   Other Accounts:                 202           $1,298.7               0                     $0
SCOTT EDMONDS
   Registered
   Investment                        1           $ 113.12               0                     $0
   Companies:
   Other Pooled                      1           $   64.3               0                     $0
   Investment Vehicles:
   Other Accounts:                 175           $   63.7               0                     $0
REX P. MACEY
   Registered
   Investment                       12           $    214               0                     $0
   Companies:
   Other Pooled                      5           $    269               0                     $0
   Investment Vehicles:
   Other Accounts:                 563           $    403               0                     $0
ADRIAN CRONJE
   Registered
   Investment                        9           $  2,170               0                     $0
   Companies:
   Other Pooled                     12           $  3,844               0                     $0
   Investment Vehicles:
   Other Accounts:                   0           $      0               0                     $0
ANDREW H. HOPKINS
   Registered
   Investment                       12           $    214               0                     $0
   Companies:
   Other Pooled                      4           $    208               0                     $0
   Investment Vehicles:
   Other Accounts:                 266           $    221               0                     $0
RAFAEL E. TAMARGO
   Registered
   Investment                       12           $    214               0                     $0
   Companies:
   Other Pooled                      5           $    269               0                     $0
   Investment Vehicles:
   Other Accounts:                 563           $    403               0                     $0

                                                                                         Total Assets
                                                               Number of Accounts    Managed subject to a
                             Total Number of                  Managed subject to a    Performance Based
Portfolio Manager/              Accounts       Total Assets     Performance Based        Advisory Fee
Type of Accounts                 Managed        (millions)        Advisory Fee            (millions)
--------------------------   ---------------   ------------   --------------------   --------------------
EDWARD S. FORRESTER
   Registered
   Investment                       12           $    214               0                     $0
   Companies:
   Other Pooled                      4           $    208               0                     $0
   Investment Vehicles:
   Other Accounts:                 266           $    221               0                     $0


MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. RSMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. RSMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. RSMC seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.


RSMC does not receive a performance fee for its management of the Funds. RSMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of RSMC, however, require that portfolio managers treat all accounts they manage equitable and fairly.

RSMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in RSMC's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. RSMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of RSMC and its affiliates.


COMPENSATION. RSMC's investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive as a part of his/her overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1,2,3,4 and 5 year periods.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No portfolio manager beneficially owned equity securities in the Funds.

      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

            OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).

                                                                                         Total Assets
                                                               Number of Accounts    Managed subject to a
                                                              Managed subject to a    Performance Based
Portfolio Manager/           Total Number of   Total Assets     Performance Based        Advisory Fee
Type of Accounts             Accounts Managed   (millions)        Advisory Fee            (millions)
--------------------------   ----------------  ------------   --------------------   --------------------
ROBERT E. REISER
   Registered                        9           $  1,604             0                       $0
   Investment
   Companies:
   Other Pooled                     15           $  3,404             0                       $0
   Investment
   Vehicles:
   Other Accounts:                   0           $      0             0                       $0
R. SAMUEL FRAUNDORF
   Registered                        9           $  1,604             0                       $0
   Investment
   Companies:
   Other Pooled                     15           $  3,404             0                       $0
   Investment
   Vehicles:
   Other Accounts:                   0           $      0             0                       $0

MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' substantial resources to assist and support. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

COMPENSATION. Each portfolio manager is paid a salary based on his/her job position and an annual bonus that includes four measures: Performance; Teamwork and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Fraundorf the maximum bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington to include the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington Trust Company retirement plans.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No portfolio manager beneficially owned equity securities in the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions paid by the Funds, directly or indirectly, for the last two fiscal years ended June 30 are as follows:


                                                             FOR THE PERIOD
                                     FISCAL YEAR ENDED      DECEMBER 20, 2005
FUND                                   JUNE 30, 2007      THROUGH JUNE 30, 2006
----------------------------------   -----------------   ----------------------
ETF Allocation Fund                       $23,007                $18,730
Aggressive Asset Allocation Fund            N/A                    N/A
Moderate Asset Allocation Fund              N/A                    N/A
Conservative Asset Allocation Fund          N/A                    N/A


When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. Since inception, the Funds paid brokerage commissions to Wilmington Brokerage Services Co. and Wilmington Trust Investment Management LLC, affiliates of RSMC, as follows:


                                               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
FUND                                          PAID TO AFFILIATES DURING FISCAL YEAR ENDED JUNE 30
                                           ----------------------------------------------------------
                                                       2007                         2006
                                                       ----                         ----
ETF Allocation Fund                                  $23,007                       $18,730
Aggressive Asset Allocation Fund                       N/A                           N/A
Moderate Asset  Allocation Fund                        N/A                           N/A
Conservative Asset Allocation Fund                     N/A                           N/A


The table below shows, for the fiscal year ended June 30, 2007, the percentage of aggregate brokerage commissions paid to Wilmington Brokerage Services Co. and Wilmington Trust Investment Management LLC and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through such affiliates.

                                  PERCENTAGE OF COMMISSIONS PAID TO   PERCENTAGE OF TRANSACTIONS EFFECTED
FUND                                          AFFILIATES                      THROUGH AFFILIATES
-------------------------------   ---------------------------------   -----------------------------------
ETF Allocation Fund                              100%                                 100%
Aggressive Asset                                 N/A                                  N/A
Allocation Fund
Moderate Asset Allocation                        N/A                                  N/A
Fund
Conservative Asset                               N/A                                  N/A
Allocation Fund

BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to the investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

RSMC currently directs trades to Wilmington Brokerage Services Company ("WBSC"), an indirect wholly-owned subsidiary of Wilmington Trust Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it.

WBSC may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by WBSC for execution as an incentive for providing liquidity to the ECN.

The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Funds Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.

DIRECTED BROKERAGE. During the fiscal year ended June 30, 2007, RSMC did not direct any transactions or pay related brokerage commissions because of research services provided.


ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that A Shares bear Rule 12b-1 distribution expenses of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the net asset value ("NAV") of A Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semi annually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization, before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PFPC are open for business.


In valuing the Funds assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which a Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS


Dividends, if any, from the Funds net investment income are declared and paid quarterly to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually.


A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS

GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Internal Revenue Code of 1986 as amended, regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

No Fund has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax matters described below. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations, as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund fails to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.


Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund.


If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.

If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.

Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.


It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends-received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends-received deduction or (ii) qualified dividend income.


FOREIGN SECURITIES. Dividends and interest received, and gains realized, by an Equity Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United

States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.

To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.

To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets and, (xvii) the risk of war.

HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

STATE AND LOCAL TAXES. Shortly after the end of each year, a Fund will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.

                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of each of the Funds for the fiscal year ended June 30, 2007, are set forth in the Funds' Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon. The Annual Report is incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two-party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

MOODY'S

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

FITCH

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

MOODY'S

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

MOODY'S

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     "Positive" means that a rating may be raised.

      o     "Negative" means that a rating may be lowered.

      o     "Stable" means that a rating is not likely to change.

      o     "Developing" means a rating may be raised or lowered.

FITCH

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A rating outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" rating outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the rating outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

MOODY'S

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                         SPECIFIC TO THE WT MUTUAL FUND

I.    INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.   PROXY VOTING DELEGATION

A.    From the Trust to RSMC and affiliated Investment Advisers:

            1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

            2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.    From RSMC to Wilmington Trust Company:

            1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.    From RSMC to Sub-Advisers for the Multi-Manager International Fund:

            1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

            2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III.  PROXY VOTING POLICIES AND PROCEDURES

A.    General Policy Statement:

            1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

            2. As new issues arise and trends develop, voting practices will be modified accordingly.

            3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

            4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

            5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B.    Additions to and Deviations from Proxy Voting Guidelines:

            1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

            2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.    Conflicts of Interest:

            1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

            2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

            3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

            4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.    Written Analysis:

            1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

            2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.   PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A.    RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

            1.    For election of directors;

            2.    For appointment of auditors;

            3.    For uncontested mergers;

            4.    For proposals to establish a staggered board;

            5. For proposals to require that directors can be removed only for cause;

            6.    For proposals to increase authorized shares;

            7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

            8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

            9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

            10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

            11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

            12. As management recommends on proposals to eliminate or establish preemptive rights;

            13. As management recommends on proposals to eliminate or establish cumulative voting;

            14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

            15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

            16.   Against shareholder proposals to require confidential voting;

            17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

            18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations;

            19.   Against shareholder proposals to limit "golden parachutes;"

            20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

            21.   Against shareholder proposals to index options;

            22.   Against shareholder proposals to expense options; and

            23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

B.    RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

            1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

            2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

            3. For shareholder proposals to exclude abstentions when tabulating votes;

            4. Against proposals to establish a new class of common stock with magnified voting power;

            5. Against proposals to eliminate shareholder action by written consent;

            6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

            7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

            8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

            9.    Against proposals to re-price options;

            10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

            11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

            12.   With respect to mutual funds,

                  a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                  b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

                  c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

                  d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.    PROXY VOTING RECORD-KEEPING

A.    RSMC's Record-keeping Responsibilities under the Advisers Act:

            In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

            1. Copies of all proxy voting policies, procedures, and voting guidelines.

            2. Copies of each proxy voting statement received regarding client securities.

            3.    Records of each vote cast.

            4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

            5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

            6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.    RSMC's Record-keeping Responsibilities under the Investment Company Act:

            1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

    ------------------------------------------------------------------------
               APPENDIX D NAME OF THE ISSUER OF THE FUND SECURITY
    ------------------------------------------------------------------------
             APPENDIX E EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
                      APPENDIX F (IF REASONABLY AVAILABLE)
    ------------------------------------------------------------------------
                  APPENDIX G CUSIP NUMBER FOR THE FUND SECURITY
                      APPENDIX H (IF REASONABLY AVAILABLE)
    ------------------------------------------------------------------------
                       APPENDIX I SHAREHOLDER MEETING DATE
    ------------------------------------------------------------------------
               APPENDIX J BRIEF SUMMARY OF EACH MATTER VOTED UPON
    ------------------------------------------------------------------------
           APPENDIX K WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                         APPENDIX L BY A SECURITY HOLDER
    ------------------------------------------------------------------------
          APPENDIX M WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER
    ------------------------------------------------------------------------
         APPENDIX N HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
            APPENDIX O OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
    ------------------------------------------------------------------------
                 APPENDIX P WHETHER RSMC VOTED THE FUND'S SHARES
               APPENDIX Q WITH OR AGAINST THE ISSUER'S MANAGEMENT
    ------------------------------------------------------------------------

            2. RSMC will also support and coordinate all reporting and disclosure requirements.

            3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.   DISCLOSURE REQUIREMENTS

A.    Disclosure of Proxy Voting Policies, Procedures, and Records:

            1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

            2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

            3. RSMC shall also inform clients how to obtain information on how their securities were voted.

Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006 and June 2006

                                 WT MUTUAL FUND

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
                      WILMINGTON MULTI-MANAGER MID-CAP FUND
                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 1, 2007



--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds current prospectuses dated November 1, 2007, as amended from time to time. A copy of each current prospectus may be obtained without charge on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.


Audited financial statements for the Funds for the fiscal year ended June 30, 2007, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge on WT Mutual Fund's website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

                                TABLE OF CONTENTS
                                -----------------

GENERAL INFORMATION...........................................................1
INVESTMENT POLICIES...........................................................1
DISCLOSURE OF FUND HOLDINGS..................................................14
INVESTMENT LIMITATIONS.......................................................15
CODE OF ETHICS...............................................................24
PROXY VOTING.................................................................25
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................25
INVESTMENT ADVISORY AND OTHER SERVICES.......................................25
SUB-ADVISORY SERVICES........................................................27
ADMINISTRATION AND ACCOUNTING SERVICES.......................................33
ADDITIONAL SERVICE PROVIDERS.................................................34
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN...................................34
PORTFOLIO MANAGERS...........................................................36
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................57
CAPITAL STOCK AND OTHER SECURITIES...........................................60
PURCHASE, REDEMPTION AND PRICING OF SHARES...................................61
DIVIDENDS....................................................................63
TAXATION OF THE FUNDS........................................................63
FINANCIAL STATEMENTS.........................................................70

APPENDIX A - OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......A-1
APPENDIX B - DESCRIPTION OF SECURITIES RATINGS..............................B-1
APPENDIX C - RODNEY SQUARE MANAGEMENT CORPORATION PROXY POLICIES
             PROCEDURES, AND VOTING GUIDELINES SPECIFIC TO THE
             WT MUTUAL FUND.................................................C-1
APPENDIX D - JULIUS BAER INVESTMENT MANAGEMENT LLC PROXY VOTING PROCEDURES
             JANUARY 17, 2006...............................................D-1
APPENDIX E - GOLDMAN SACHS ASSET MANAGEMENT POLICY ON PROXY VOTING FOR
             INVESTMENT ADVISORY CLIENTS....................................E-1
APPENDIX F - ACADIAN ASSET MANAGEMENT, INC. PROXY VOTING POLICY
             (AS OF MARCH 2006).............................................F-1
APPENDIX G - DIMENSIONAL FUND ADVISOR LP. PROXY VOTING POLICY
             (AS OF JUNE 2007)..............................................G-1
APPENDIX H - PRINCIPAL GLOBAL INVESTORS LLC PROXY VOTING POLICY
             (AS OF DECEMBER, 2005).........................................H-1
APPENDIX I -PARAMETRIC PORTFOLIO ASSOCIATES LLC PROXY VOTING POLICY ........I-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI: the Wilmington Multi-Manager Large-Cap Fund (the "Large-Cap Fund"), Wilmington Multi-Manager Mid-Cap Fund (the "Mid-Cap Fund"), Wilmington Multi-Manager Small-Cap Fund (the "Small-Cap Fund" and collectively with the Large-Cap Fund and Mid-Cap Fund, the "Cap Funds"), the Wilmington Multi-Manager International Fund (the "International Fund") and Wilmington Multi-Manager Real Asset Fund (the "Real Asset Fund") (each a "Fund," and collectively, the "Funds"). Each of these Funds issues Institutional Shares and A Shares. Each Fund is a diversified, open-end management investment company. Prior to July 1, 2005, the Trust and its Funds operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding "master series" of WT Investment Trust I, except in the case of the Cap Funds, each of which invested in two master series in pursuit of its investment objective. Under those structures, the master series invested directly in investment securities.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus. The investment objective of each of the Cap Funds is to achieve long-term capital appreciation.

The Large-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large-cap companies. The Mid-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of mid-cap companies. The Small-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of small-cap companies.

The investment objective for the International Fund is to seek superior long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.

The investment objective of the Real Asset Fund is to achieve long-term preservation of capital and high current income. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in "Real Return" assets consisting of (i) inflation-protected debt securities including Treasury Inflation-Protected Securities or "TIPS;" (ii) real estate-related securities including securities of real estate companies and real estate investment trusts and (iii) commodity/natural resource-related securities.

Each of the Funds employs a multi manager strategy, relying on its investment adviser to determine the weightings amongst the sub-advisers who make the day-to-day investment decisions for the Funds.

The investment objectives and policies of the Cap Funds may be changed upon 60 days written notice to shareholders. The investment objectives of the International Fund and the Real Asset Fund may not be changed without shareholder approval.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities" below.)

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by Standard and Poor's Corporation ("S&P(R)") or Moody's or if not rated, determined by the investment adviser or a sub-adviser to be of comparable quality.


BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks.


A brief description of some typical types of bank obligations follows:


o BANKERS ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.


o CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
     York).

o TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. . Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO") such as Moody's or S&P(R), (see Appendix B) or if unrated, are determined by the investment adviser or a sub-adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser or a sub-adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


DERIVATIVES. The Funds may invest in a variety of derivative investments, to the extent permitted by their investment objectives and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act.

The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options") The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes.


Such derivative investments in which the Funds may invest include "index-linked," "commodity-linked," "equity-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on commodity-linked notes and equity-linked notes may depend on the price of an underlying commodity or security or the performance of an underlying commodity or equity index. Currency-linked securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Fund may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.

If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund's investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

EQUITY-LINKED SECURITIES. The Real Asset Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, the Real Asset Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Real Asset Fund's restriction on investments in illiquid securities.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) The International Fund invests primarily in foreign securities and the Real Asset Fund may invest up to 25% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser or sub-adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INFLATION-PROTECTED DEBT SECURITIES. The Real Asset Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury ("Treasury Inflation Protected Securities" or "TIPS") have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Real Asset Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Real Asset Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act, unless exemptive relief granted by the Securities and Exchange Commission ("SEC") is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into several such agreements and may enter into others.

Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit". Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the investment adviser believes it is in a Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF's total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the investment adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF will be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, the Real Asset Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, the Real Asset Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Real Asset Fund may invest in mortgage-backed securities and other asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations").

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie
Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.


The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers or servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator, servicers and poolers, the investment adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may not purchase mortgage-related securities or any other assets which in the investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMBS") have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.


Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or a sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in a Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REAL ESTATE COMPANIES. The Real Asset Fund invests in securities of domestic and foreign companies that are engaged in the real estate industry ("Real Estate Companies"). The Fund considers a company to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in Real Estate Companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.

Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. The Real Asset Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.

REITS. The Real Asset Fund may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds, when investing in REITs, will bear their proportionate share of the costs of the REITs' operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Asset Fund may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowings exceeds one-third of the value of a Fund's total assets taken at fair market value. When a Fund lends it portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Asset Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

TEMPORARY DEFENSIVE POSITION. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the past two fiscal years were:

                           FISCAL YEAR        FISCAL YEAR
                              ENDED              ENDED
FUND                       JUNE 30,2007       JUNE 30,2006
----------------------    ---------------    ---------------
Large-Cap Fund                 96%                57%
Mid-Cap Fund                  189%                84%
Small-Cap Fund                127%                96%
International Fund             89%               122%
Real Asset Fund                23%                33%


----------------------


                           DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about a Fund's holdings on a selective basis.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Trust may, but is not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to a Fund's schedule of investments, the Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, a Fund's top ten holdings, and a percentage breakdown of a Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, sub-advisers, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or principal underwriter, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees of the Trust on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using a Fund's portfolio holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust, or an investment adviser or sub-adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust's sub-administrator and accounting agent;
(ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and S&P. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Funds portfolio holdings information without specific authorization. The Trust's investment adviser and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities, certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Banc of America                          Lehman Brothers                        Siebert Brandford Shark
Barclays Capital Inc.                    Lipper                                 Standard & Poors
Bear Stearns & Co. Inc.                  Longview                               Starboard Capital Markets LLC
Bloomberg                                Loop Capital Markets                   Stephens Inc.
Coates Analytics, LP                     Maslow                                 Stern, Agee & Leach
Commerce Capital Markets, Inc.           Morgan Stanley                         Stone & Youngberg
Factset                                  Morningstar                            Thompson Financial
Fidelity                                 Piper Jaffray & Company                Vestek
Interactive Data                         Plexus                                 Wachovia Securities
Legg Mason Wood Walker                   RBC Dain Rauscher                      William Blair & Co., LLC

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The International Fund and the Real Asset Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Asset Fund, this limitation does not apply to municipal securities. However, the Real Asset Fund may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate related companies;

3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided (i) that a Fund each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Asset Fund, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Asset Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.       issue senior securities, except to the extent permitted by the 1940
         Act.

The following non-fundamental policies apply to each of the International Fund and the Real Asset Fund. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. The International Fund and the Real Asset Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.       make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and

5. with respect to the Real Asset Fund only, borrow money in an amount greater than 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Real Asset Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder.

Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

The following non-fundamental policies apply to each Cap Fund. Unless otherwise indicated, the Board of Trustees may change them without shareholder approval, unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. Each Cap Fund will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by (a) the U.S. Government, its agencies or instrumentalities or (b) ETFs pursuant to an SEC exemptive order or other grant of relief from the limits of section 12(d)(1) of the 1940 Act; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to a Cap Fund's investment in an ETF or other investment company. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that each Cap Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33-1/3% of its assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by a Fund are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that a Cap Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Cap Funds may borrow money subject to its investment limitation on borrowing and insofar as a Cap Fund may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Cap Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

10.      make short sales of securities except short sales "against the box";

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.


------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 TED T. CECALA(2)                Trustee         Shall serve at the    Director,               23        Wilmington
 Date of Birth: 1/49                             pleasure of the       Chairman of the                   Trust
                                                 Board and until       Board, and Chief                  Corporation;
                                                 successor is          Executive                         Wilmington
                                                 elected and           Officer of                        Trust Company.
                                                 qualified. Trustee    Wilmington Trust
                                                 since August 2007.    Corporation and
                                                                       Wilmington Trust
                                                                       Company since
                                                                       1996.
------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(3)           Trustee         Shall serve until     Retired since           23        FundVantage
 Date of Birth: 2/49                             death, resignation    February 2006;                    Trust
                                                 or removal. Trustee   Executive Vice                    (registered
                                                 since October 1998,   President of                      investment
                                                 President and         Wilmington Trust                  company)
                                                 Chairman of the       Company from
                                                 Board from October    February 1996 to
                                                 1998 to January       February 2006;
                                                 2006.                 President of
                                                                       Rodney
                                                                       Square
                                                                       Management
                                                                       Corporation
                                                                       ("RSMC")
                                                                       from 1996
                                                                       to 2005;
                                                                       Vice
                                                                       President
                                                                       of RSMC
                                                                       2005 to
                                                                       2006.
------------------------------------------------------------------------------------------------------------------------


(1) "Fund Complex" consists of the Trust (23 funds), CRM Mutual Fund (5 funds) and The Roxbury Funds (2 funds).
(2) Mr. Cecala is an "Interested Trustee" by reason of his positions with Wilmington Trust Corporation and Wilmington Trust Company, each an affiliate of RSMC, an investment adviser to the Trust.
(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 ROBERT ARNOLD                    Trustee       Shall serve until     Founder and             23        First Potomac
 Date of Birth: 3/44                            death, resignation    co-manager, R. H.                 Realty Trust
                                                or removal. Trustee   Arnold & Co.,                     (real estate
                                                since May 1997.       Inc. (investment                  investment
                                                                      banking) since                    trust).
                                                                      1989.
------------------------------------------------------------------------------------------------------------------------
 DR. ERIC BRUCKER                 Trustee       Shall serve until     Professor of            23        None
 Date of Birth: 12/41                           death, resignation    Economics,
                                                or removal. Trustee   Widener
                                                since October 1999.   University since
                                                                      July 2004;
                                                                      formerly,
                                                                      Dean,
                                                                      School of
                                                                      Business
                                                                      Administration
                                                                      of Widener
                                                                      University
                                                                      from 2001
                                                                      to 2004.
------------------------------------------------------------------------------------------------------------------------
 NICHOLAS GIORDANO              Trustee and     Shall serve until     Consultant,             23        Kalmar Pooled
 Date of Birth: 3/43          Chairman of the   death, resignation    financial                         Investment
                                   Board        or removal. Trustee   services                          Trust; The RBB
                                                since October 1998.   organizations                     Fund Inc
                                                                      from 1997 to                      (registered
                                                                      present; Interim                  investment
                                                                      President,                        companies);
                                                                      LaSalle                           Independence
                                                                      University from                   Blue Cross;
                                                                      1998 to 1999.                     IntriCon
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        furnaces
                                                                                                        and
                                                                                                        ovens);
                                                                                                        Commerce
                                                                                                        Bancorp,
                                                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------
 LOUIS KLEIN, JR.                 Trustee       Shall serve until     Self-employed           28        CRM Mutual
 Date of Birth: 5/35                            death, resignation    financial                         Fund Trust
                                                or removal. Trustee   consultant since                  (since June
                                                since October 1999.   1991.                             2005); WHX
                                                                                                        Corporation
                                                                                                        (industrial
                                                                                                        manufacturer).

------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                          PRINCIPAL        FUNDS IN         OTHER
                                POSITION(S)     TERM OF OFFICE AND      OCCUPATION(S)    FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH        LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST              SERVED              FIVE YEARS     TRUSTEE(1)        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 JOHN J. QUINDLEN                 Trustee       Shall serve until     Retired since           23        None
 Date of Birth: 5/32                            death, resignation    1993; Former
                                                or removal. Trustee   Chief Financial
                                                since October 1999.   Officer of E.I.
                                                                      du Pont de
                                                                      Nemours and Co.
------------------------------------------------------------------------------------------------------------------------
 MARK A. SARGENT                  Trustee       Shall serve until     Dean and                23        The RBB Fund,
 Date of Birth: 4/51                            death, resignation    Professor of Law,                 Inc.
                                                or removal. Trustee   Villanova                         (registered
                                                since November 2001.  University School                 investment
                                                                      of Law since July                 company); NYSE
                                                                      1997.                             Regulation,
                                                                                                        Inc.;
                                                                                                        Financial
                                                                                                        Industry
                                                                                                        Regulatory
                                                                                                        Authority
                                                                                                        (FINRA)
------------------------------------------------------------------------------------------------------------------------

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                         PRINCIPAL        FUNDS IN
                               POSITION(S)                             OCCUPATION(S)    FUND COMPLEX        OTHER
      NAME, ADDRESS AND        HELD WITH      TERM OF OFFICE AND        DURING PAST      OVERSEEN BY    DIRECTORSHIPS
        DATE OF BIRTH             TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 NEIL WOLFSON                   President       Shall serve at the    President and           N/A       N/A
 Date of Birth: 6/64            and Chief       pleasure of the       Chief Executive
                                Executive       Board and until       Officer of
                                Officer         successor is          Wilmington Trust
                                                elected and           Investment
                                                qualified. Officer    Management, LLC
                                                since January 2006    ("WTIM") since
                                                                      July 2004;
                                                                      Previously,
                                                                      Partner
                                                                      with KPMG
                                                                      (public
                                                                      accounting)
                                                                      from 1996
                                                                      to 2004.
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                         PRINCIPAL        FUNDS IN
                               POSITION(S)                             OCCUPATION(S)    FUND COMPLEX        OTHER
      NAME, ADDRESS AND        HELD WITH      TERM OF OFFICE AND        DURING PAST      OVERSEEN BY    DIRECTORSHIPS
        DATE OF BIRTH             TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 CLAYTON M. ALBRIGHT          Vice President  Shall serve at the     Vice President,         N/A             N/A
 1100 North Market Street                     pleasure of the Board  RSMC since 2001;
 Wilmington, DE 19890                         and until successor    Vice President of
 Date of Birth: 9/53                          is elected and         WTIM since 2006;
                                              qualified. Officer     Vice President,
                                              since October 1998.    Wilmington Trust
                                                                     Company since
                                                                     1997.
------------------------------------------------------------------------------------------------------------------------
 JOSEPH M. FAHEY, JR.          Vice President  Shall serve at the     Vice President,        N/A             N/A
  1100 North Market Street                     pleasure of the        RSMC since 1992.
  Wilmington, DE 19890                         Board and until
  Date of Birth: 1/57                          successor is elected
                                               and qualified.
                                               Officer since
                                               November 1999.
------------------------------------------------------------------------------------------------------------------------
 JOHN J. KELLEY               Vice President  Shall serve at the     Vice President of       N/A             N/A
 1100 North Market Street     & Chief         pleasure of the Board  RSMC since July
 Wilmington, DE 19890         Financial       and until successor    2005; Vice
 Date of Birth: 9/59          Officer         is elected and         President of PFPC
                                              qualified. Officer     Inc. from January
                                              since September 2005.  2005 to July
                                                                     2005; Vice
                                                                     President
                                                                     of
                                                                     Administration,
                                                                     1838
                                                                     Investment
                                                                     Advisors,
                                                                     LP from
                                                                     1999 to
                                                                     2005.
------------------------------------------------------------------------------------------------------------------------
 ANNA M. BENCROWSKY            Chief           Shall serve at the     Chief Compliance       N/A             N/A
 1100 North Market Street      Compliance      pleasure of the        Officer, Rodney
 Wilmington, DE 19890          Officer &       Board and until        Square
 Date of Birth: 5/51           Anti-Money      successor is elected   Management
                               Laundering      and qualified;         Corporation
                               Officer         Officer since          since 2004; Vice
                                               September 2004.        President
                                                                      and Chief
                                                                      Compliance
                                                                      Officer,
                                                                      1838
                                                                      Investment
                                                                      Advisors,
                                                                      LP from
                                                                      1998 to
                                                                      2004.
------------------------------------------------------------------------------------------------------------------------
 CHARLES D. CURTIS             Vice            Shall serve at the     Vice President         N/A             N/A
 1100 North Market Street      President &     pleasure of the        of RSMC since
 Wilmington, DE 19890          Treasurer       Board and until        February 2007;
 Date of Birth: 10/55                          successor is elected   Vice President
                                               and qualified;         of PFPC Inc.
                                               Officer since          from 2001 to
                                               February 2007.         2007.
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                         PRINCIPAL        FUNDS IN
                               POSITION(S)                             OCCUPATION(S)    FUND COMPLEX        OTHER
      NAME, ADDRESS AND        HELD WITH      TERM OF OFFICE AND        DURING PAST      OVERSEEN BY    DIRECTORSHIPS
        DATE OF BIRTH             TRUST       LENGTH OF TIME SERVED     FIVE YEARS         TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EDWARD W. DIFFIN, JR.         Vice            Shall serve at the     Vice President         N/A             N/A
 1100 North Market Street      President &     pleasure of the        of RSMC since
 Wilmington, DE 19890          Secretary       Board and until        November 2006;
 Date of Birth: 1/52                           successor is elected   Coleman Counsel
                                               and qualified;         from November
                                               Officer since          2005 to November
                                               February 2007.         2006; Vice
                                                                      President and
                                                                      Senior Counsel
                                                                      of Merrill Lynch
                                                                      & Co., Inc. from
                                                                      1994 to 2005.
------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2007. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants audit activity; (3) review the financial statements which are the subject of the independent registered public accountants certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2007, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2007, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2007, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2006.



                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY TRUSTEE
                                        DOLLAR RANGE OF EQUITY SECURITIES     WITHIN THE FAMILY OF
NAMES OF TRUSTEE/FUND                   IN EACH FUND OF THE TRUST             INVESTMENT COMPANIES
--------------------------------------- ------------------------------------- ------------------------------------
INTERESTED TRUSTEES
   Ted T. Cecala                                                                         Over $100,000
     Multi-Manager Mid-Cap Fund                   $50,001-$100,000
     Multi-Manager Small-Cap Fund                  Over $100,000
     Multi-Manager International Fund              Over $100,000
     Multi-Manager Real Asset Fund                $50,001-$100,000
   Robert J. Christian                                  NONE                                 None


INDEPENDENT TRUSTEES
ROBERT ARNOLD                                           NONE                                 NONE
ERIC BRUCKER                                                                           $50,001-$100,000
   Large-Cap Fund                                 $10,001-$50,000
NICHOLAS GIORDANO                                       NONE                           $50,001-$100,000
LOUIS KLEIN, JR.                                        NONE                             Over $100,000


                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT
                                                                              COMPANIES OVERSEEN BY TRUSTEE
                                        DOLLAR RANGE OF EQUITY SECURITIES     WITHIN THE FAMILY OF
NAMES OF TRUSTEE/FUND                   IN EACH FUND OF THE TRUST             INVESTMENT COMPANIES
--------------------------------------- ------------------------------------- ------------------------------------
JOHN J. QUINDLEN                                                                         Over $100,000
   Small-Cap Fund                                  Over $100,000
   International Fund                              Over $100,000
MARK A. SARGENT                                         NONE                            $10,001-$50,000

As of December 31, 2006, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2007 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:


                                                                                                         TOTAL
                                                  PENSION OR RETIREMENT                              COMPENSATION
                                 AGGREGATE         BENEFITS ACCRUED AS           ESTIMATED               FROM
                             COMPENSATION FROM      PART OF THE TRUST      ANNUAL BENEFITS UPON      FUND COMPLEX
         TRUSTEE                 THE TRUST               EXPENSES               RETIREMENT         PAID TO TRUSTEES
--------------------------- -------------------- ------------------------- ---------------------- --------------------
Robert H. Arnold                  $57,500                  None                    None                 $57,500
Dr. Eric Brucker                  $63,500                  None                    None                 $63,500
Robert J. Christian               $57,500                  None                    None                 $57,500
Nicholas Giordano                 $85,000                  None                    None                 $85,000
Louis Klein, Jr.                  $52,500                  None                    None                 $52,500
Clement C. Moore, II(1)           $10,250                  None                    None                 $10,250
John J. Quindlen                  $71,250                  None                    None                 $71,250
Mark A. Sargent                   $68,500                  None                    None                 $68,500


(1) Mr. Moore resigned as a Trustee on July 31, 2006.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Codes adopted by RSMC and each sub-adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Attached hereto as Appendices C, D, E, F, G, H and I are the proxy voting policies and procedures for RSMC, Julius Baer Investment Management, LLC ("JBIM"), Goldman Sachs Asset Management, L.P. ("GSAM"), Acadian Asset Management, Inc. ("Acadian"), Dimensional Fund Advisors LP ("Dimensional"), Principal Global Investors, LLC ("PGI"), and Parametric Portfolio Associates, LLC ("PPA"), respectively.

The Funds' proxy voting record as of June 30, 2007 is available (i) without charge, upon request, by calling (800) 336-9970 and (ii) on the SEC's website at WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 2, 2007 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 2, 2007 the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

Fund, Name, City and State                                                 Ownership Percentage
-------------------------------------------------------------------------------------------------
Wilmington Multi-Manager Large-Cap Fund - Institutional Shares
National Financial Service Corp                                                   26.64%
New York, NY 10008

Wilmington Aggressive Asset Allocation Fund                                        9.19%
Wilmington, DE  19890

Wilmington Multi-Manager Large-Cap Fund - A Shares
Wilmington Trust Corporation                                                      100.00%
Wilmington, DE  19890

Wilmington Multi-Manager Mid-Cap Fund - Institutional Shares
National Financial Service Corp                                                   11.76%
New York, NY 10008

Delaware Charter Guarantee & Trust                                                10.19%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Multi-Manager Mid-Cap Fund - A Shares
Wilmington Trust Corporation                                                      99.78%
Wilmington, DE  19890

Wilmington Multi-Manager Small-Cap Fund - Institutional Shares
National Financial Service Corp                                                   13.13%
New York, NY 10008

Delaware Charter Guarantee & Trust                                                 7.15%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Multi-Manager Small-Cap Fund - A Shares
Wilmington Trust Corporation                                                      100.00%
Wilmington, DE  19890

Wilmington Multi-Manager International Fund - Institutional Shares
National Financial Services Corp                                                   5.84%
FEBO Our Customers
New York, NY  10281

Wilmington Multi-Manager International Fund - A Shares
Wilmington Trust Corporation                                                      10.64%
Wilmington, DE  19890

NFS LLC FEBO                                                                      10.06%
Wilmington Trust Company
R/O Custodian IRA of Arthur W. Raine, Jr.
Salisbury, MD  21802

NFS LLC FEBO                                                                       9.42%
John A. Hayes, Jr. and Cheryl A. Hayes
Greenville, DE  19807

NFS LLC FEBO                                                                      16.13%
Nicholas A. Mann
Kensington, MD  20895


NFS LLC FEBO                                                                       7.78%
Wilmington Trust Company
R/O Cust IRA of Sandra A. Johnson
Delmar, DE  19940

AmeriTrade Inc FBO 1628118221                                                      9.54%
Omaha, NE  68103

AmeriTrade Inc FBO 7823592361                                                      5.82%
Omaha, NE  68103

AmeriTrade Inc FBO 8742322421                                                      7.18%
Omaha, NE  68103

Wilmington Multi-Manager Real Asset Fund - Institutional Shares
National Financial Service Corp                                                    6.47%
New York, NY 10008

Wilmington Multi-Manager Real Asset Fund - A Shares
NFS LLC FEBO                                                                      10.32%
Wilmington Trust Co R/O Cust
IRA of Arthur W. Raine, Jr.
Salisbury, MD  21802

Nationwide Trust Company FSB                                                      44.17%
C/O IPO Portfolio Accounting
Columbus, OH  43218

NFS LLC FEBO                                                                       9.10%
Katherine L. Engberg
Greenville, DE  19807




NFS LLC FEBO                                                                       5.63%
Wilmington Trust Co R/O Cust
IRA of Sandra A. Johnson
Delmar, DE  19940

NFS LLC FEBO                                                                       6.47%
Paul C. Hodsdon
Norway, ME  04268

NFS LLC FEBO                                                                      20.80%
Cynthia Ann Swan
New Orleans, LA  70118







                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker dealer. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.


Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by a Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.


Under the Investment Advisory Agreement, RSMC is paid a monthly investment advisory fee at the annual rate of 0.35% of each Fund's average daily net assets.

For its services as investment adviser, RSMC was paid the following fees by the Funds during the periods indicated:


                           FISCAL YEAR ENDED         FOR THE YEAR ENDED        FISCAL YEAR ENDED
FUND                         JUNE 30, 2007              JUNE 30, 2006            JUNE 30, 2005*
----------------------    ---------------------    ------------------------ -------------------------
Large-Cap Fund                 $  625,614              $  337,767                  $136,920
Mid-Cap Fund                   $  149,726              $  149,726                  $ 56,689
Small-Cap Fund                 $  160,254              $  193,584                  $ 80,462
International Fund             $3,385,407              $2,147,129                  $467,784
Real Asset Fund                $1,563,827              $  297,162                  $169,540

----------
* RSMC earned these fees for its services as investment adviser to each Fund's respective master series of WT Investment Trust I.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed the following amounts with respect to the following Funds:


FUND                     EXPENSE CAP
--------------------    ---------------
Large-Cap Fund              1.00%
Mid-Cap Fund                1.15%
Small-Cap Fund              1.25%

These waivers will remain in place until June 30, 2012. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the following Funds:

                           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                         JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005
----------------------    ---------------------    ---------------------    --------------------
Large-Cap Fund                 $      0                $      0                  $   171
Mid-Cap Fund                   $115,584                $ 57,240                  $13,030
Small-Cap Fund                 $134,513                $120,032                  $21,493
International Fund             $      0                $      0                  $     0
Real Asset Fund                $      0                $      0                  $     0

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.


The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees employed by RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC. Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.


                              SUB-ADVISORY SERVICES


ALL FUNDS. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement dated November 1, 2005 among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed contractual amount of RSMC's advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.


From January 1, 2005 to November 1, 2005, WTIM provided research and consulting services to RSMC. WTIM's predecessor, Balentine & Company, provided these same services to RSMC from July 1, 2003 to December 31, 2004. WTIM or Balentine & Company, LLC received the following fees from RSMC (not the Funds) for its services during the Fund's last three fiscal years:


      FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
        JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005
     ---------------------    ---------------------    ---------------------
               $4,659,541             $  2,031,310               $  551,261

THE CAP FUNDS. WTIM also acts as a sub-adviser to each of the Cap Funds with respect to the use of WTIM's fundamentally weighted strategy. RSMC may, at its discretion, allocate a portion of each Cap Fund's assets to WTIM to manage pursuant to WTIM's proprietary fundamentally weighted strategy. The sub-advisory services using the fundamentally weighted strategy are in addition to those services currently provided to each Cap Fund for which WTIM is compensated by RSMC out of its investment advisory fee pursuant to a separate investment sub-advisory agreement. For these sub-advisory services provided to the Cap Funds, WTIM receives a monthly portfolio management fee based on the average daily net assets allocated to the "fundamentally weighted" strategy: 0.40% on the first $10 million in assets; 0.35% on the next $15 million in assets and 0.30% on the assets over $25 million.

PPA acts as a sub-adviser to each of the Cap Funds. PPA is located at 1151 Fairview Avenue North, Seattle, Washington 98109. For these sub-advisory services, PPA receives a monthly portfolio management fee at the annual rate of:
0.25% of the first $20 million average daily net assets; 0.22% on the next $20 million of the average daily net assets; and 0.20% of the average daily net assets over $40 million of each of the Cap Funds under PPA's management.

LARGE-CAP FUND. In addition to PPA and WTIM, Armstrong Shaw Associates, Inc. ("ASA"), First Quadrant, L.P. ("First Quadrant") and Montag & Caldwell, Inc. ("M&C") act as sub-advisers to the Large-Cap Fund. ASA, First Quadrant and M&C are located at 45 Grove Street, New Canaan, Connecticut, 06840, 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101 and at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, respectively.

For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under ASA's management; 0.45% of the next $25 million of average daily net assets under ASA's management; and 0.40% of the average daily net assets over $50 million under ASA's management.

For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate of: 0.65% of the first $10 million of average daily net assets under M&C's management; 0.50% of the next $10 million of average daily net assets under M&C's management; 0.35% of the next $50 million of average daily net assets under M&C's management; and 0.25% of the average daily net assets over $70 million under M&C's management.

For its sub-advisory services, First Quadrant receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $75 million of average daily net assets under First Quadrant's management and assets of certain similarly managed assets in client accounts of RSMC and its affiliates ("First Quadrant's Assets Under Management"); 0.35% of the next $75 million of First Quadrant's Assets Under Management; 0.30% of the next $175 million of First Quadrant's Assets Under Management; and 0.21% of First Quadrant's Assets Under Management over $300 million.

For their sub-advisory services, the sub-advisers of the Large Cap Fund received the following fees, net of any waivers or reimbursements:


                       FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                         JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005
                      ---------------------    ---------------------    ---------------------
ASA                       $147,240                $107,881                $97,142*
First Quadrant            $188,785                $ 90,267                    N/A
M&C                       $ 81,832                $ 65,504                $52,596*
PPA                       $ 48,207                $ 40,507                $50,753**
WTIM                      $ 39,185                     N/A                    N/A


----------
* For each of ASA's and M&C's services as sub-adviser to the Large Cap Multi-Manager Series of WT Investment Trust I in which the Large-Cap Fund invested pursuant to its former fund-of-funds structure.

** For PPA's services as a sub-adviser to the Large Cap Quantitative Series of WT Investment Trust I in which the Large-Cap Fund invested pursuant to its former fund-of-funds structure.

MID-CAP FUND. In addition to PPA and WTIM, Bennett Lawrence Management, LLC ("BLM"), Equity Investment Corporation ("EIC") and Robeco Investment Management, Inc. ("Robeco") act as sub-advisers to the Mid-Cap Fund. BLM is located at 60 East 42nd Street, 43rd Fl., New York, NY 10165. EIC is located at 3007 Piedmont Road, Atlanta, Georgia 30305. Robeco is located at 909 Third Avenue, 32nd Floor, New York, NY 10022.


For its sub-advisory services, BLM receives a monthly portfolio management fee at the annual rate of: 0.55% of the first $75 million of average daily net assets under BLM's management; and 0.40% of the average daily net assets over $75 million under BLM's management.

For its sub-advisory services, EIC receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under EIC's management; 0.45% of the average daily net assets of the next $25 million under EIC's management; and 0.40% of the average daily net assets over $50 million under EIC's management.

For its sub-advisory services, Robeco receives a monthly portfolio management fee at the annual rate of: 0.50% of the first $25 million of average daily net assets under Robeco's management; 0.45% of the average daily net assets of the next $25 million under Robeco's management; and 0.40% of the average daily net assets over $50 million under Robeco's management.

For their sub-advisory services, the sub-advisers of the Mid-Cap Fund received the following fees, net of any waivers or reimbursements:


                FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                  JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005*
               ---------------------    ---------------------    ---------------------
BLM                 $41,027                  $73,542                 $65,633*
EIC                 $38,108                  $35,157                 $32,301*
PPA                 $24,996                  $24,998                 $26,116**
----------
Robeco              $36,696                      N/A                     N/A
WTIM                $ 8,433                      N/A                     N/A


----------
* For each of BLM's and EIC's services as sub-adviser to the Mid Cap Multi-Manager Series of WT Investment Trust I in which the Mid-Cap Fund invested pursuant to its former fund-of-funds structure.

** For PPA's services as a sub-adviser to the Mid Cap Quantitative Series of WT Investment Trust I in which the Mid-Cap Fund invested pursuant to its former fund-of-funds structure.

SMALL-CAP FUND. In addition to PPA and WTIM, Batterymarch Financial Management, Inc. ("BFM") and Systematic Financial Management L.P. ("SFM") act as sub-advisers to the Small-Cap Fund. BFM and SFM are located at 200 Clarendon Street, Boston, Massachusetts, 02116, and at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666, respectively.

For its sub-advisory services, BFM receives a monthly portfolio management fee at the annual rate of: 0.70% of the first $100 million of average daily net assets under BFM's management; and 0.60 % of the average daily net assets over $100 million under BFM's management.

For its sub-advisory services, SFM receives a monthly portfolio management fee at the annual rate of: 0.80% of the first $25 million of average daily net assets under SFM's management; 0.70% of the next $50 million of average daily net assets under SFM's management; and 0.55% of the average daily net assets over $75 million under SFM's management.

For their sub-advisory services, the sub-advisers of the Small Cap Fund received the following fees, net of any waivers or reimbursements:

                FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                  JUNE 30, 2007            JUNE 30, 2006           JUNE 30, 2005*
               ---------------------    --------------------    ---------------------
BFM                 $ 60,555               $121,816                $123,669
PPA                 $ 36,438               $ 31,668                $ 34,755
SFM                 $104,961               $171,920                $140,480
WTIM                $  7,850                    N/A                     N/A

----------
* For each of BFM's and SFM's services as sub-adviser to the Small Cap Multi-Manager Series of WT Investment Trust I in which the Small-Cap Fund invested pursuant to its former fund-of-funds structure.

** For PPA's services as a sub-adviser to the Small Cap Quantitative Series of WT Investment Trust I in which the Small-Cap Fund invested pursuant to its former fund-of-funds structure.


INTERNATIONAL FUND. JBIM, GSAM, Acadian, Dimensional, PGI and PPA act as sub-advisers to the International Fund. JBIM, GSAM, Acadian, Dimensional, PGI and PPA are located, respectively at: 330 Madison Avenue, New York, New York 10017; 32 Old Slip, New York, New York 10005; One Post Office Square, Boston, MA 02109; 1299 Ocean Avenue, Santa Monica CA 90401; 801 Grand Avenue, Des Moines, Iowa, 50392; and 1151 Fairview Avenue North, Seattle, WA 98109. On August 16, 2007, the termination of BCAM as a sub-adviser to the International Fund was approved by the Board of Trustees effective on October 15, 2007. Shareholders of the International Fund approved sub-advisory agreements with PGI and PPA on June 29, 2007, and PGI and PPA began providing investment sub-advisory services to the International Fund on July 1, 2007.


JBIM is a Delaware limited liability company which is a wholly-owned subsidiary of Julius Baer Securities Inc., a registered broker-dealer, which in turn is a wholly-owned subsidiary of Julius Baer Holding Ltd., a Swiss corporation. Bank Julius Baer & Co. Ltd., an affiliate of JBIM, is a private bank located in Zurich, Switzerland and is principally engaged in securities portfolio management, investment advisory services and related functions. The Julius Baer Group, founded in 1890, is one of Switzerland's leading investment institutions and manages assets for institutional and private clients around the world. Recognizing the need to expand its presence in the U.S. institutional marketplace, it created JBIM in 1983.

GSAM, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., part of the Investment Management Division ("IMD"), and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs").



Old Mutual Asset Managers (U.S.) LLC, located at 200 Clarendon Street, 53rd Floor, Boston, MA 02116, is the sole shareholder of Acadian. Old Mutual (U.S.) Holdings Inc. is the sole shareholder of Old Mutual Asset Managers (U.S.) LLC. OM Group (UK) Limited is the sole shareholder of Old Mutual (U.S.) Holdings Inc. and Old Mutual PLC is the sole shareholder of OM Group (UK) Limited.


Dimensional is a registered investment adviser with its principal executive office located at 1299 Ocean Avenue, Santa Monica, California 90401. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware Corporation.


PGI is a registered investment adviser with its principal executive office located at 801 Grand Avenue, Des Moines, Iowa 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company ("Principal"). PGI is under common control with Princor Financial Services Corporation ("Princor"). PGI is a sub-adviser to Principal Management Corporation ("Principal Management"). Principal Management is an indirect wholly owned subsidiary of Principal Financial Services, Inc. ("PFSI"). Princor, a direct wholly owned subsidiary of PFSI, is the parent to Principal Management. PGI is the sole owner of Principal Real Estate Investors, LLC. PGI has majority ownership of Post Advisory Group, LLC. PGI is the sole owner of Edge Asset Management. PGI is the sole owner of Spectrum Asset Management. PGI has a majority ownership of Columbus Circle Investors.

The International Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by each sub-adviser:

SUB-ADVISER          SUB-ADVISORY FEE AS A PERCENTAGE OF
                     AVERAGE DAILY NET ASSETS ("ASSETS")
-----------------    -----------------------------------------------
Acadian              0.75% on the first $25 million in Assets;
                     0.65% on the next $25 million in Assets;
                     0.50% on the next $100 million in Assets; and 0.40% on Assets over $150 million.

Dimensional          0.45% on the first $50 million in Assets; and 0.30% on
                     Assets over $50 million.
GSAM                 0.50%
JBIM                 0.50%
PGI                  0.75%
PPA                  0.80% on the first $100 million in Assets; and 0.75% on
                     Assets over $100 million.
----------

For their sub-advisory services, the sub-advisers of the International Fund received the following fees, net of any waivers or reimbursements:


SUB-ADVISER           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                        JUNE 30, 2007            JUNE 30, 2006           JUNE 30, 2005*
-----------------    ---------------------    ---------------------    --------------------
JBIM                    $1,415,862               $1,269,146               $786,025
GSAM                    $1,550,602               $1,326,115               $778,825
BCAM                    $  817,008               $  273,196                    N/A
Acadian                 $  832,510               $  274,243                    N/A
Dimensional             $   35,305**                    N/A                    N/A


----------
* For each of JBIM's and GSAM's services as sub-adviser to the International Multi-Manager Series of WT Investment Trust I in which the International Fund invested pursuant to its former master-feeder structure.

**   For the period from June 1, 2007 through June 30, 2007.


REAL ASSET FUND. The sub-advisers to the Real Asset Fund are AEW Management and Advisors, L.P. ("AEW"), Real Estate Management Services Group, LLC ("REMS") and Standish Mellon Asset Management Company LLC ("Standish Mellon"). AEW, REMS and Standish Mellon are located, respectively, at: Two Seaport Lane, World Trade Center East, Boston, MA 02210; 1100 Fifth Avenue South, Suite 205, Naples, FL 34102; and Mellon Financial Center, One Boston Place, Suite 024-0344, Boston, MA 02108.

AEW is an affiliate of AEW Capital Management, L.P. ("AEW Capital"). AEW Capital is a subsidiary of (and therefore may be deemed to be controlled by) Natixis Asset Management North America, L.P.

Edward Turville, a managing director of REMS and portfolio manager of the Fund, and Beach Investment Management, LLC., a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 50% and 30%, respectively, of REMS.

The Bank of New York Mellon Corporation wholly owns Standish Mellon.


The Real Asset Fund is directly responsible for paying each of its sub-advisers the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-adviser:

SUB-ADVISER             SUB-ADVISORY FEE AS A PERCENTAGE OF
                        AVERAGE DAILY NET ASSETS ("ASSETS")
--------------------    ----------------------------------------------------
AEW                     0.55% of the first $25 million in Assets;
                        0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million

REMS                    0.55% of the first $25 million in Assets;
                        0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million.

Standish Mellon         For management of the TIPS strategy:

                        0.08% of the first $25 million in Assets; 0.04% of the next $25 million in Assets; and 0.02% of Assets over $50 million; and


                        For management of the Cash Management strategy:


                        0.08% of Assets

For their sub-advisory services, the sub-advisers of the Real Asset Fund received the following fees, net of any waivers or reimbursements:


                         FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                           JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005
                        ---------------------    ---------------------    --------------------
AEW                           $234,444                $123,985                $85,686
REMS                          $225,398                $112,215                $75,966
Standish Mellon               $ 59,870                $  3,429                    N/A

----------




SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, each sub-adviser (each, a "Participating Sub-Adviser") has entered into an agreement with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Adviser's sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser's fee calculation is based on the average daily net asset value of a Fund Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Sub-Advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

AGGREGATE ADVISORY AND SUB-ADVISORY FEES. For services performed under the Investment Advisory Agreement and the Sub-Advisory Agreements during the last three fiscal years, the Funds, directly or indirectly, incurred advisory fees, net of any fee waivers or reimbursements, as set forth below:


                           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                             JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005
FUND
----------------------    ---------------------    --------------------- -- --------------------
Large-Cap Fund                $1,157,863               $  641,926               $  523,142
Mid-Cap Fund                  $  183,402               $  234,791               $  306,465
Small-Cap Fund                $  235,545               $  398,956               $  496,027
International Fund            $8,036,694               $5,289,829               $2,034,305
Real Asset Fund               $2,083,539               $  536,791               $  330,750


                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers'/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.

For its services under the Administration agreement, RSMC receives a fee equal to: 0.0185% of the first $2 billion of the Trust's total aggregate net assets; 0.0175% of the next $2 billion of the Trust's total aggregate net assets; 0.0125% of the next $2 billion of the Trust's total aggregate net assets' and 0.0080% of the Trust's total aggregate net assets in the excess of $6 billion.

Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PFPC Inc. ("PFPC") performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services.

For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2007, 2006, and 2005, RSMC received the following fees paid by the Funds during the period indicated:


                           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                         JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005
----------------------    ---------------------    ---------------------    --------------------
Large-Cap Fund                 $ 28,427                 $ 3,295                $25,705
Mid-Cap Fund                   $  6,539                 $ 1,299                $15,960

                           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                         JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005
----------------------    ---------------------    ---------------------    --------------------
Small-Cap Fund                 $  7,002                 $ 1,496                $22,343
International Fund             $147,523                 $21,585                $69,927
Real Asset Fund                $ 68,133                 $ 4,284                $16,418


For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2007, 2006, and 2005, each Fund paid PFPC the following fees, after waivers, during the period indicated:


                           FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                         JUNE 30, 2007            JUNE 30, 2006            JUNE 30, 2005
----------------------    ---------------------    ---------------------    --------------------
Large-Cap Fund                 $132,728                $103,480                $ 97,865
Mid-Cap Fund                   $ 49,987                $ 56,253                $ 80,610
Small-Cap Fund                 $ 66,210                $ 79,995                $ 97,508
International Fund             $614,629                $546,888                $290,970
Real Asset Fund                $245,738                $ 76,673                $ 67,415

----------

Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young, LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing of the annual federal income tax returns filed on behalf of each Fund. Ernst & Young, LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds, except for the International Fund. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust and, with respect to the International Fund as the Custodian. Citibank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN


Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.


The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares' Rule 12b-1 Plan regardless of the Distributor's expenses.


The A Shares Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The A Shares Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis average net assets of each Fund's A Shares to compensate the Distributor for making payments to certain Service Organizations who have sold A Shares of the Funds and for other distribution expenses.

For the fiscal years ended June 30, 2007 and 2006, the A Shares of each of the Funds incurred Rule 12b-1 Distribution fees in respect of broker-dealer compensation as follows:

FUND                                FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                      JUNE 30, 2007          JUNE 30, 2006
-----------------------------     ---------------------- ----------------------
Large-Cap Fund                           $ 28                   $14
Mid-Cap Fund                             $ 27                   $14
Small-Cap Fund                           $ 29                   $16
International Fund                       $185                   $20
Real Asset Fund                          $125                   $14

For the fiscal years ended June 30, 2005 the Funds did not pay any Rule 12b-1 fees to the Distributor with respect to broker-dealer compensation.

Under the A Shares Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectus under "Purchase of Shares - Front End Sales Charge."


                               PORTFOLIO MANAGERS

The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:


         (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2007;


         (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. ADDITIONAL CONFLICTS OF INTEREST MAY POTENTIALLY EXIST OR ARISE THAT ARE NOT DISCUSSED BELOW;

         (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2007; and

         (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2007.

ALL FUNDS

         WILMINGTON TRUST INVESTMENT MANAGEMENT LLC, SUB-ADVISER

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).




                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                               -------       ----------      ------------     --------------
ROBERT E. REISER
     Registered Investment Companies:             9            $ 2,170             0               $ 0
     Other Pooled Investment Vehicles:           12            $ 3,844             0               $ 0
     Other Accounts:                              0              $ 0               0               $ 0

                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS     TOTAL ASSETS         BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED       (MILLIONS)      ADVISORY FEE     FEE (MILLIONS)
----------------                               -------       ----------      ------------     --------------
R. SAMUEL FRAUNDORF
     Registered Investment Companies:             9            $ 2,170             0               $ 0
     Other Pooled Investment Vehicles:           12            $ 3,844             0               $ 0
     Other Accounts:                              0              $ 0               0               $ 0

GEORGE CHEN
     Registered Investment Companies:             9            $ 2,170             0               $ 0
     Other Pooled Investment Vehicles:           12            $ 3,844             0               $ 0
     Other Accounts:                              0              $ 0               0               $ 0

AMANDA M. COGAR, CFA
     Registered Investment Companies:             9            $ 2,170             0               $ 0
     Other Pooled Investment Vehicles:           12            $ 3,844             0               $ 0
     Other Accounts:                              0              $ 0               0               $ 0

ADRIAN CRONJE
     Registered Investment Companies:             9            $ 2,170             0               $ 0
     Other Pooled Investment Vehicles:           12            $ 3,844             0               $ 0
     Other Accounts:                              0              $ 0               0               $ 0

CLARK LI
     Registered Investment Companies:             9            $ 2,170             0               $ 0
     Other Pooled Investment Vehicles:           12            $ 3,844             0               $ 0
     Other Accounts:                              0              $ 0               0               $ 0

REX P. MACEY
     Registered Investment Companies:            12             $ 214              0               $ 0
     Other Pooled Investment Vehicles:            5             $ 269              0               $ 0
     Other Accounts:                             563            $ 403              0               $ 0

ANDREW H. HOPKINS
     Registered Investment Companies:            12             $ 214              0               $ 0
     Other Pooled Investment Vehicles:            4             $ 208              0               $ 0
     Other Accounts:                            266             $ 221              0               $ 0

RAFAEL E. TAMARGO
     Registered Investment Companies:            12             $ 214              0               $ 0
     Other Pooled Investment Vehicles:            5             $ 269              0               $ 0
     Other Accounts:                            563             $ 403              0               $ 0

EDWARD S. FORRESTER
     Registered Investment Companies:            12             $ 214              0               $ 0
     Other Pooled Investment Vehicles:            4             $ 208              0               $ 0
     Other Accounts:                            266             $ 221              0               $ 0

ALLEN CHOINSKY
     Registered Investment Companies:            12             $ 214              0               $ 0
     Other Pooled Investment Vehicles:            4             $ 208              0               $ 0
     Other Accounts:                            266             $ 221              0               $ 0

MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' substantial resources to assist and support. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

COMPENSATION. Each portfolio manager is paid a salary based on his or her job position and an annual bonus that includes four measures: Performance; Teamwork and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Chen and Ms. Cogar the maximum bonus is 25%. For Mr. Fraundorf the maximum bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington to include the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington retirement plans.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No portfolio manager beneficially owned equity securities in the Funds.

LARGE-CAP FUND, MID-CAP FUND, SMALL-CAP FUND AND INTERNATIONAL FUND

         PARAMETRIC PORTFOLIO ASSOCIATES, LLC

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS      TOTAL ASSETS        BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED        (MILLIONS)     ADVISORY FEE     Fee (MILLIONS)
----------------                               -------        ----------     ------------     --------------
THOMAS SETO
     Registered Investment Companies:            12            $ 6,088             0               $ 0
     Other Pooled Investment Vehicles:            0              $ 0               0               $ 0
     Other Accounts:                            9,946          $ 16,853            0               $ 0

DAVID M. STEIN, PH.D.
     Registered Investment Companies:            12            $ 6,088             0               $ 0
     Other Pooled Investment Vehicles:            0              $ 0               0               $ 0
     Other Accounts:                            9,946          $ 16,853            0               $ 0

MATERIAL CONFLICTS OF INTEREST. The portfolio manager, acting according to each Fund's investment mandate, quantitatively constructs the portfolios to match either a third-party index or, in the case of the International Fund, a rules-based structured model portfolio. Thus, there is little risk of the portfolio manager acting against a Fund's interests.


COMPENSATION. COMPENSATION STRUCTURE. Compensation of PPA portfolio managers and other investment professionals has three primary components: (1) a base salary,
(2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s (PPA's parent company) nonvoting common stock.

PPA investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of PPA investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

METHOD TO DETERMINE COMPENSATION. PPA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of PPA and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of PPA profits. While the salaries of PPA portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Messrs. Seto and Stein did not beneficially own any shares of the Funds as of June 30, 2007.

LARGE-CAP FUND

         ARMSTRONG SHAW ASSOCIATES INC.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
JEFFREY SHAW
     Registered Investment               3              $ 2,181,076,468              1              $ 2,119,523,341
     Companies:
     Other Pooled Investment             2               $ 305,914,573               0                    $ 0
     Vehicles:
     Other Accounts:                    121             $ 4,750,412,438              1                $ 5,522,670

MATERIAL CONFLICTS OF INTEREST. It is possible that from time to time potential conflicts of interest may arise between the portfolio manager's management of the investments in Wilmington Multi-Manager Large- Cap Fund, on the one hand, and the management of other accounts, on the other. Armstrong Shaw Associates Inc. does not believe any of these potential conflicts of interest pose significant risk to the Wilmington Multi-Manager Large-Cap Fund. Armstrong Shaw believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Armstrong Shaw, its access persons (all employees and directors) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Armstrong Shaw has not identified in the summary below.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of Wilmington Multi-Manager Large-Cap Fund. Because of the portfolio manager's positions with Wilmington Multi-Manager Large-Cap Fund, the portfolio manager knows the size, timing and possible market impact of the Wilmington Multi- Manager Large-Cap Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the other accounts he manages and to the possible detriment of Wilmington Multi-Manager Large-Cap Fund. Armstrong Shaw has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

The portfolio manager may serve as advisor to certain accounts which have advisory fees based partially or entirely on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that they believe might be the most profitable to accounts with incentive fees. Armstrong Shaw believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time.

Potential conflicts of interest may arise when allocating and/or aggregating trades. Armstrong Shaw often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Armstrong Shaw has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.


COMPENSATION. Compensation at ASA is comprised primarily of two components: salary and bonus. The salary portion of compensation is fixed and based on a combination of factors including, but not necessarily limited to, industry experience, firm experience and job performance. The bonus portion of compensation is variable, depending on both overall firm results (i.e. profitability) and merit. Bonuses are a very meaningful piece of overall compensation. Every one at the firm participates in the bonus program. The remaining components of compensation, for eligible employees, are the company sponsored and paid retirement plan and health benefits.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Mr. Shaw did not beneficially own any shares of the Funds as of June 30, 2007.

         MONTAG & CALDWELL, INC.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
RONALD E. CANAKARIS
     Registered Investment               4                  $ 2,885                  0                    $ 0
     Companies:
     Other Pooled Investment             0                    $ 0                    0                    $ 0
     Vehicles:
     Other Accounts:                     8                  $ 1,297                  0                    $ 0
HELEN M. DONAHUE
     Registered Investment               0                    $ 0                    0                    $ 0
     Companies:
     Other Pooled Investment             0                    $ 0                    0                    $ 0
     Vehicles:
     Other Accounts:                    246                  $ 406                   0                    $ 0
GROVER C. MAXWELL III
     Registered Investment               0                    $ 0                    0                    $ 0
     Companies:
     Other Pooled Investment             0                    $ 0                    0                    $ 0
     Vehicles:
     Other Accounts:                     28                  $ 531                   0                    $ 0

MATERIAL CONFLICTS OF INTEREST. Since all of M&C large cap growth portfolios, including that managed for the Trust, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from M&C's handling of multiple large-cap growth accounts. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.


COMPENSATION. Compensation, which includes salary and bonus, is determined by the firm's Executive Committee based on the success of the firm in achieving clients' investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of M&C as a firm.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2007.

         FIRST QUADRANT, L.P.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
CHRISTOPHER G. LUCK
     Registered Investment               4                  $ 305.53                 0                    $ 0
     Companies:
     Other Pooled Investment             4                  $ 287.40                 1                  $ 10.64
     Vehicles:
     Other Accounts:                     51                $ 8,843.73                8                $ 5,070.68
R. MAX DARNELL
     Registered Investment               2                  $ 119.14                 0                    $ 0
     Companies:
     Other Pooled Investment             15                $ 2,725.12                9                $ 2,136.55
     Vehicles:
     Other Accounts:                     16               $ 25,283.26                19               $ 10,018.67


MATERIAL CONFLICTS OF INTEREST. First Quadrant does not foresee any potential material conflict of interest in connection with its portfolio managers' management of the Fund's investments and the investments of other accounts managed.

COMPENSATION. The portfolio managers receive a base salary as determined by First Quadrant's Executive Committee based upon their individual job responsibilities and performance. They are eligible for annual bonuses based in part upon the financial success of the firm and their contributions to that success as evaluated by the Executive Committee. In addition, they receive an annual contribution from the firm's 401(k) and Profit Sharing Plan.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Neither Mr. Luck nor Mr. Darnell beneficially owned any shares of the Funds as of June 30, 2007.

MID-CAP FUND

         BENNETT LAWRENCE MANAGEMENT, LLC.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
VAN SCHREIBER/
W. ALEXANDER L. ELY
     Registered Investment               3                  $ 110.30                 0                    $ 0
     Companies:
     Other Pooled Investment             6                  $ 232.70                 6                 $ 232.70
     Vehicles:
     Other Accounts:                    238                $ 1,443.30                2                 $ 176.30

MATERIAL CONFLICTS OF INTEREST. BLM does not foresee any potential material conflict of interest in connection with its portfolio managers' management of the Fund's investments and the investments of other accounts managed.

COMPENSATION. The portfolio managers of BLM are Members (Owners) of the company, and, as such, they receive a fixed base salary and their bonus is dependent upon firm profitability.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Neither Mr. Van Schreiber nor Mr. Ely beneficially owned any shares of the Funds as of June 30, 2007.

         EQUITY INVESTMENT CORPORATION.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007) (excluding the Wilmington Mid-Cap Mutual Fund).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
JAMES F. BARKSDALE
     Registered Investment               0                    $ 0                    0                    $ 0
     Companies:
     Other Pooled Investment             0                    $ 0                    0                    $ 0
     Vehicles:
     Other Accounts:                   1,125                $ 506.40                 2                  $ 6.00


MATERIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise primarily in trading. More specifically, trade order and the allocation of completed trades are areas where conflicts of interest may occur. EIC has procedures in place to alternate trade order to ensure that all accounts are treated equitably. Likewise, EIC has procedures in place so that completed trades are allocated fairly across all accounts.

COMPENSATION. The compensation of investments professionals consists of salary, bonus, and an employee benefits package.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Mr. Barksdale did not beneficially own any shares of the Funds as of June 30, 2007.

         Robeco Investment Management, Inc.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
EASTON RAGSDALE
     Registered Investment               2                    $ 33                   0                    $ 0
     Companies:
     Other Pooled Investment             19                 $ 1,154                  1                    $ 4
     Vehicles:
     Other Accounts:                     46                 $ 1,556                  0                    $ 0

                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
PETER ALBANESE
     Registered Investment               2                    $ 33                   0                    $ 0
     Companies:
     Other Pooled Investment             19                 $ 1,154                  1                    $ 4
     Vehicles:
     Other Accounts:                     46                 $ 1,556                  0                    $ 0
LEO FOCHTMAN, JR.
     Registered Investment               2                    $ 33                   0                    $ 0
     Companies:
     Other Pooled Investment             19                 $ 1,154                  1                    $ 4
     Vehicles:
     Other Accounts:                     46                 $ 1,556                  0                    $ 0
J. MICHAEL MCCUNE
     Registered Investment               2                    $ 33                   0                    $ 0
     Companies:
     Other Pooled Investment             19                 $ 1,154                  1                    $ 4
     Vehicles:
     Other Accounts:                     46                 $ 1,556                  0                    $0

MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include, but not be limited to, proprietary accounts, separately managed institutional and high net worth accounts, and pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the Portfolio Managers management of other accounts may give rise to the following potential conflicts of interest, Robeco does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Robeco believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the Portfolio Managers day-to-day management of the Fund. Because of their positions with the Fund, the Portfolio Managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Robeco has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the Portfolio Managers management of the Fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund, which conflict of interest may be exacerbated to the extent that Robeco or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is Robeco's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, has fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objectives and related restrictions.


COMPENSATION. The Mid-Cap Fund pays Robeco a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement among RSMC, Robeco and WT Mutual Fund, on behalf of the Mid-Cap Fund. Robeco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund.

COMPENSATION. The Mid-Cap Fund pays Robeco a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement among RSMC, Robeco and WT Mutual Fund, on behalf of the Mid-Cap Fund. Robeco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. All Robeco Portfolio Managers receive a compensation package comprised of an industry competitive base salary and a discretionary bonus. Through Robeco's bonus program, Portfolio Managers are rewarded primarily for the strong investment performance of their clients. Typically, bonuses are based upon a combination of one or more of the following four criteria:
1. INDIVIDUAL CONTRIBUTION: a subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;
2. PRODUCT INVESTMENT PERFORMANCE: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return and the level of risk, or tracking error, of the product;
3. INVESTMENT TEAM PERFORMANCE: the financial results of the investment group; and
4. FIRM-WIDE PERFORMANCE: the overall financial performance of Robeco Investment Management.

In addition, all full-time employees, and part-time employees meeting certain criteria, are also eligible for the Robeco's Retirement Savings Plan upon the first day of the full quarter after date-of-hire whereby Robeco will match a percentage of the employee's contribution up to a set amount. Finally, Robeco began offering a profit participation plan in 2005 whereby certain senior investment professionals receive the equivalent of an equity stake in the firm. This incentive plan provides for the issuance of restricted shares and options that represent 20% of Robeco's equity. The restricted shares and options vest over three to five years and are payable in cash at the end of a five-year period. Shares and options are 25% vested after three years, 50% vested after four years and fully vested after five years. A key benefit of this plan is that it is perpetual, so when shares are redeemed, new shares will be issued. This feature ties our investment professional's incentives to multi-period time frames. The value of the equity is based on a multiple of Robeco's EBITDA.

OWNERSHIP OF SECURITIES. As of the end of the Fund's most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the Fund.


SMALL-CAP FUND

         BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).

                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
YU-NIEN (CHARLES) KO, CFA
     Registered Investment               13                $ 5,513.85                0                   $0
     Companies:
     Other Pooled Investment             14                $ 1,223.30                2                 $ 156.44
     Vehicles:
     Other Accounts:                    143               $ 11,127.14                9                 $1,003.94
STEPHEN A. LANZENDORF, CFA
     Registered Investment               10                $ 4,056.47                0                   $0
     Companies:
     Other Pooled Investment             9                  $ 501.07                 2                 $ 156.44
     Vehicles:
     Other Accounts:                    132                $ 8,829.57                9                 $1,003.94

                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
ANTHONY C. SANTOSUS, CFA
     Registered Investment               10                $ 4,056.47                0                   $0
     Companies:
     Other Pooled Investment             9                  $ 501.07                 2                 $ 156.44
     Vehicles:
     Other Accounts                     132                $ 8,829.57                9                 $1,003.94

MATERIAL CONFLICTS OF INTEREST. Actual or potential conflicts may arise in managing the Small Cap Fund in conjunction with the portfolios of BFM's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account, including the Small Cap Fund.





ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors BFM has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although BFM strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, BFM does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities) As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES. BFM often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If BFM is unable to fill an aggregated order completely, but receives a partial fill, BFM will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size BFM may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.


OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES. BFM provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.


In the course of providing advisory services, BFM may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, BFM may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain BFM portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, BFM may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain BFM client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by BFM. The stock selection model(s), risk controls and portfolio construction rules used by BFM to manage its clients long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

BFM has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

SELECTION OF BROKERS/DEALERS. In selecting a broker or dealer, BFM may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon BFM's judgment of that broker's superior execution capabilities and/or as a result of BFM's perceived value of the broker's research services. Although BFM does not participate in any traditional soft dollar arrangements whereby a broker purchases research from an unrelated third party on BFM's behalf, BFM does receive proprietary research services from brokers. BFM generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. BFM does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which BFM obtains from brokers may be used to service all of BFM's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by BFM for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS. BFM allows its employees to trade in securities that it recommends to advisory clients. BFM's supervised persons, to the extent not prohibited by BFM's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that BFM is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by BFM for its client accounts. Clients should understand that these activities may create a conflict of interest between BFM, its supervised persons and its clients.

BFM employees may also invest in mutual funds that are managed by BFM, including the Small Cap Fund. This may result in a potential conflict of interest since BFM employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, BFM has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by BFM).

BFM and certain BFM employees may also have ownership interests in certain other client accounts managed by BFM, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for BFM.

Although BFM believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between BFM, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that BFM has not identified in the summary above.


COMPENSATION. Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all BFM employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

o Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Portfolio Account. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

o        Portfolio manager assistance in servicing clients; and

o        Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by BFM. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of BFM's client portfolios.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2007.

         SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
KEN BURGESS
     Registered Investment               1                   $ 7.6                   0                    $ 0
     Companies:
     Other Pooled Investment             1                   $ 12.6                  0                    $ 0
     Vehicles:
     Other Accounts:                   1,034                $ 1,778                  0                    $ 0

MATERIAL CONFLICTS OF INTEREST. Systematic Financial Management, L.P. is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are designed to prevent such conflicts of interest.

Conflicts of interest, including employee personal securities trading, security selection, proxy voting and security allocation, those more material in nature, may arise as a result of providing advisory services to a diverse group of clients invested in various strategies. To avoid such potential conflicts and harm to Systematic's clients, Systematic has adopted policies and procedures, including but not limited to, its Voting and Trading Error Policies, which are accompanied by periodic testing and reviews, and are reasonably designed to detect such conflicts and protect the interests of its clients.

COMPENSATION. Ken Burgess is a partner of the firm and Portfolio manager for the strategy. Employee-owners receive income distributions scaled to the company's profit margins. Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to our investment process and its results. Other factors influencing the performance bonus include overall growth and profitability of the firm and client service responsibilities. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for our investment team. Moreover, Mr. Burgess is provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Mr. Burgess did not beneficially own any shares of the Funds as of June 30, 2007.

INTERNATIONAL FUND

         GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
ROBERT JONES
     Registered Investment               67                 $ 27,946                 0                    $ 0
     Companies:
     Other Pooled Investment             41                 $ 22,882                 11                 $ 1,276
     Vehicles:
     Other Accounts:                    709                 $ 82,743                 29                 $ 9,186

MELISSA BROWN
     Registered Investment               67                 $ 27,946                 0                    $ 0
     Companies:
     Other Pooled Investment             41                 $ 22,882                 11                 $ 1,276
     Vehicles:
     Other Accounts:                    709                 $ 82,743                 29                 $ 9,186

LEN IOFFE
     Registered Investment               67                 $ 27,946                 0                    $ 0
     Companies:
     Other Pooled Investment             41                 $ 22,882                 11                 $ 1,276
     Vehicles:
     Other Accounts:                    709                 $ 82,743                 29                 $ 9,186


MATERIAL CONFLICTS OF INTEREST. GSAM's portfolio managers are often responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.


GSAM's portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition,

GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION. The Global Quantitative Equity Team's (the "GQE Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; his or her contribution to the overall performance of GQE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the GQE Team's pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the GQE Team performed consistently with objectives and client commitments; (2) whether the GQE Team achieved top tier rankings and ratings; and (3) whether the GQE Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The GQE Team's decision may also be influenced by the following: the performance of GSAM and anticipated compensation levels among competitive firms.


OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.


Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No Portfolio Manager beneficially owned any shares of the Funds as of June 30, 2007. Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

         JULIUS BAER INVESTMENT MANAGEMENT, LLC

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
RUDOLPH RIAD YOUNES
     Registered Investment               10                 $ 37,192                 0                    $ 0
     Companies:
     Other Pooled Investment             11                 $ 8,328                  0                    $ 0
     Vehicles:
     Other Accounts:                     78                 $ 17,954                 3                  $ 1,591


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
RICHARD C. PELL
     Registered Investment               10                 $ 37,880                 0                    $ 0
     Companies:
     Other Pooled Investment             11                 $ 8,295                  0                    $ 0
     Vehicles:
     Other Accounts:                     74                 $ 17,373                 3                  $ 1,591


MATERIAL CONFLICTS OF INTEREST. As Messrs. Younes and Pell share in the profits of JBIM, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management.

In order to address these potential conflicts, JBIM's investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are disadvantaged in JBIM's management of accounts. Additionally, JBIM's internal controls are tested as part of the firm's Compliance Monitoring Program.

COMPENSATION. Compensation consists of Salary (Fixed Compensation), Profit sharing (Fixed Compensation), Bonus (Performance), Deferred Compensation (Fixed Compensation), Employee Stock Purchase Plan (Tenure), Pension/401K Plan (Tenure), Retirement Plan (Tenure).

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Neither Mr. Younes nor Mr. Pell beneficially owned any shares of the Funds as of June 30, 2007.

         ACADIAN ASSET MANAGEMENT, INC.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
MATTHEW J. COHEN
     Registered Investment               14                 $ 6,626                  2                  $ 3,460
     Companies:
     Other Pooled Investment             57                 $ 13,828                 8                   $ 73
     Vehicles:
     Other Accounts:                    172                 $ 58,290                 32                $ 17,076

TERENCE C. BURNHAM
     Registered Investment               14                 $ 6,626                  2                  $ 3,460
     Companies:
     Other Pooled Investment             57                 $ 13,828                 8                   $ 73
     Vehicles:
     Other Accounts:                    172                 $ 58,290                 32                $ 17,076


*Please note that investment professional function as a team and are not segregated along product lines or by client type. The portfolio managers listed above work on all products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

MATERIAL CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund. To address and manage these potential conflicts of interest, Acadian has adopted investment and compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and Acadian's Chief Compliance Officer.


COMPENSATION. The Investment Professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager's base salary to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals. Overall firm profitability, including the profitability of Acadian's parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian's investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. Acadian's Portfolio Managers are not compensated on the performance of specific portfolios but on firm performance as a whole.




OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Neither Mr. Cohen nor Mr. Burnham beneficially owned any shares of the Funds as of June 30, 2007.

         DIMENSIONAL FUND ADVISORS, LP

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS      TOTAL ASSETS        BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED        (MILLIONS)     ADVISORY FEE     FEE (MILLIONS)
----------------                               -------        ----------     ------------     --------------
KAREN UMLAND
     Registered Investment Companies:            29            $ 47,647            0               $ 0
     Other Pooled Investment Vehicles:            4             $ 786              0               $ 0

MATERIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other account(s). Other accounts include registered mutual funds (other than the International Funds), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, "Accounts"). An Account may have similar investment objectives to a fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

o TIME MANAGEMENT. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the International Fund.

o INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may suitable for more than one Account, an Account (such as the International Fund) may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.

o BROKER SELECTION. With respect to securities transactions for the International Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of the brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for various Accounts that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the International Fund or other Account(s).

o PERFORMANCE-BASED FEES. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

o INVESTMENT IN A PORTFOLIO. A portfolio manager or his/her relatives may invest (directly or indirectly) in a mutual fund or other Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the mutual fund or other Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which they have portfolio management responsibilities.

     Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


COMPENSATION. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of the portfolio managers is not directly based upon the performance of the International Fund or other Accounts that the portfolio managers manage. Dimensional reviews the compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

o BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

o SEMI ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegatees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.


OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Ms. Umland did not beneficially own any shares of the Funds as of June 30, 2007.


         PRINCIPAL GLOBAL INVESTORS, LLC

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS      TOTAL ASSETS        BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED        (MILLIONS)     ADVISORY FEE     FEE (MILLIONS)
----------------                               -------        ----------     ------------     --------------
MICHAEL L. REYNAL
     Registered Investment Companies:             2             $ 357              0               $ 0
     Other Pooled Investment Vehicles:            1            $ 1,170             0               $ 0
     Other Accounts:                              4             $ 616              0               $ 0

MATERIAL CONFLICTS OF INTEREST. PGI is not aware of any material conflicts of interest that may arise in connection with simultaneously managing this account or other accounts.





COMPENSATION. Portfolio Manager compensation is composed of two parts: base salary and incentive compensation. Total cash compensation is targeted to be consistent with the national averages. On average, 80% of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one-year, two-year, and three-year periods consistent with appropriate risk management standards. The remaining 20% of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development.


OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Mr Reynal did not beneficially own any shares of the Funds as of June 30, 2007.


REAL ASSET FUND

         AEW MANAGEMENT AND ADVISORS, L.P.

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).

                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
MATTHEW A. TROXELL
     Registered Investment               13                $ 2,277.2                 0                    $ 0
     Companies:
     Other Pooled Investment             4                 $ 1,554.7                 1                  $ 145.1
     Vehicles:
     Other Accounts:                     36                $ 4,533.0                 7                  $ 970.8


MATERIAL CONFLICTS OF INTEREST. AEW is not aware of any material conflicts of interest that may arise in connection with simultaneously managing this account and other accounts.


COMPENSATION. Portfolio Manager compensation is composed of two parts: base salary and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals, including portfolio manager Matthew A. Troxell, share in a portion of incentive fees earned on specific accounts within AEW's Real Estate Securities business unit. As a Managing Director of the firm, Mr. Troxell is also eligible to participate in AEW's Equity Sharing Program, which gives Managing Directors and Directors of the firm economic interests in a portion of the firm's profits, and a long-term contribution plan. Awards made under the program have long-term vesting provisions that are designed to retain and motivate those most critical to the performance of our clients' portfolios.


OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Mr. Troxell did not beneficially own any shares of the Funds as of June 30, 2007.

         REAL ESTATE MANAGEMENT SERVICES GROUP, LLC

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                                     TOTAL ASSETS
                                                                                                        MANAGED
                                                                             NUMBER OF ACCOUNTS      SUBJECT TO A
                                                                             MANAGED SUBJECT TO    PERFORMANCE BASED
PORTFOLIO MANAGER/                TOTAL NUMBER OF         TOTAL ASSETS      A PERFORMANCE BASED      ADVISORY FEE
TYPE OF ACCOUNTS                  ACCOUNTS MANAGED         (MILLIONS)           ADVISORY FEE          (MILLIONS)
----------------                  ----------------         ----------           ------------          ----------
EDWARD W. TURVILLE
     Registered Investment               1                   $ 69.8                 N/A                   N/A
     Companies:
     Other Pooled Investment            N/A                   N/A                   N/A                   N/A
     Vehicles:
     Other Accounts:                     48                 $ 473.2                 N/A                   N/A


MATERIAL CONFLICTS OF INTEREST. The Real Estate Management Services Group does not believe that any material conflicts exist between Mr. Turville's portfolio management of the Portfolios and his management of Wilmington Real Asset Fund.

COMPENSATION. Mr. Turville is an owner of REMS. For his services, Mr. Turville receives a fixed annual salary plus a bonus. In addition, as an owner of REMS, Mr. Turville is entitled to receive distributions from REMS' net profits. Mr. Turville does not receive compensation that is based upon the Real Asset Fund's, or any private account's pre- or after-tax performance or the value of assets held by such entities. Mr. Turville does not receive any special or additional compensation from REMS for his services as Portfolio Manager.

OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Mr. Turville does not own shares of the Real Asset Fund as of June 30, 2007.

         STANDISH MELLON ASSET MANAGEMENT COMPANY, LLC

                  OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                               NUMBER OF
                                                                               ACCOUNTS        TOTAL ASSETS
                                                                                MANAGED          MANAGED
                                                                             SUBJECT TO A      SUBJECT TO A
                                            TOTAL NUMBER                      PERFORMANCE      PERFORMANCE
PORTFOLIO MANAGER/                          OF ACCOUNTS      TOTAL ASSETS        BASED        BASED ADVISORY
TYPE OF ACCOUNTS                               MANAGED        (MILLIONS)     ADVISORY FEE     FEE (MILLIONS)
----------------                               -------        ----------     ------------     --------------
ROBERT M. BAYSTON
     Registered Investment Companies:             4           $ 1,137.0            0               $ 0
     Other Pooled Investment Vehicles:            1            $ 134.7             0               $ 0
     Other Accounts:                              9            $ 584.0             0               $ 0

NATE D. PEARSON
     Registered Investment Companies:             4           $ 1,137.0            0               $ 0
     Other Pooled Investment Vehicles:            1            $ 134.7             0               $ 0
     Other Accounts:                              9            $ 584.0             0               $ 0

LAURIE CARROLL
     Registered Investment Companies:             5           $ 3,539.3            0               $ 0
     Other Pooled Investment Vehicles:            5           $ 29,996.9           0               $ 0
     Other Accounts:                             62           $ 29,517.3           0               $ 0

JOHNSON MOORE
     Registered Investment Companies:             4            $ 221.3             0               $ 0
     Other Pooled Investment Vehicles:            2             $ 35.3             0               $ 0
     Other Accounts:                             57           $ 13,602.7           0               $ 0

PATRICIA LOUGHRAN
     Registered Investment Companies:             1             $ 44.4             0               $ 0
     Other Pooled Investment Vehicles:            0              $ 0               0               $ 0
     Other Accounts:                             24           $ 4,579.00           0               $ 0

JAY SOMMARIVA
     Registered Investment Companies:             1             $ 44.4             0               $ 0
     Other Pooled Investment Vehicles:            0              $ 0               0               $ 0
     Other Accounts:                             21           $ 2,432.5            0               $ 0


MATERIAL CONFLICTS OF INTEREST. Standish Mellon believes that no material conflicts of interest exist.


COMPENSATION. Standish Mellon offers attractive compensation opportunities to all employees, including portfolio managers, analysts, traders, marketers and client service personnel. Our goal is to provide a performance-oriented environment with incentive compensation programs that are tied to the profitability and sustained growth of the firm. We provide a disciplined and structured process of reward and evaluation to attract and retain high-performing employees who are critical to Standish Mellon's on-going success. Our competitive compensation package, which is not formula driven, includes base pay and bonus. The criteria on which we base employee salaries and bonus awards have not changed over the last five years. Our compensation is comprised of base salary, annual incentive and long-term incentive for a select group of key professionals. We do not target percentages of compensation for base salary vs. performance bonus. Using a combination of quantitative and qualitative factors, including asset growth and performance, we base incentives on each employee's completion of his/her individual goals and his/her contributions to the team and the company. We conduct these reviews on a case-by-case basis and do not assess weights in determining total compensation.

As a wholly owned subsidiary of The Bank of New York Mellon Corporation (NYSE:
BK), Standish Mellon is publicly owned and does not offer direct equity ownership, nor does it offer phantom stock. Only those employees who own Mellon stock have equity ownership in the firm. In addition to matching employee 401k contributions with Mellon stock, Mellon offers the following opportunity for employees to acquire shares of Mellon stock: Employee Stock Purchase Plan (ESPP) offers Mellon employees the opportunity to purchase Mellon Stock at a discounted price. All active employees are eligible to participate in the ESPP. Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is comprised of a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon's performance. Using a combination of quantitative and qualitative factors, including asset growth and performance, we base incentives on each employee's completion of individual goals and contributions to the team and the company. We conduct these reviews on a case-by-case basis and do not assess weights in determining total compensation.


OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Mr. Bayston, Ms. Fiqueiredo and Mr. Pearson did not own shares of the Funds as of June 30, 2007.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions paid by the Funds, directly or indirectly, for the last three fiscal years ended June 30 are as follows:


                                             FISCAL YEAR                  FISCAL YEAR                FISCAL YEAR
                                                ENDED                        ENDED                      ENDED
FUND                                        JUNE 30, 2007                JUNE 30, 2006              JUNE 30, 2005
---------------------------------           -------------                -------------              -------------
Large-Cap Fund                                $  311,371                 $  127,919                 $102,410*
Mid-Cap Fund                                  $  135,773                 $   70,136                 $ 70,664*
Small-Cap Fund                                $  126,605                 $  132,110                 $167,942*
International Fund                            $1,181,776                 $1,139,200                 $436,128**
Real Asset Fund                               $  206,261                 $   94,682                 $ 90,499**

----------
* Amount reflects the brokerage commissions paid by the series of WT Investment Trust I which each of the Cap Funds paid indirectly through its investment in such series of WT Investment Trust I under its former fund-of-funds structure.

** Amount reflects brokerage commissions paid by the International Multi-Manager Series and the Real Estate Multi-Manager Series which each of the International Fund and Real Asset Fund paid indirectly through its investment in these respective master series of WT Investment Trust I under its former fund-of-funds structure.

AFFILIATED BROKERAGE. When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For fiscal years ended June 30, 2007,

June 30, 2006 and June 30, 2005, the Funds paid brokerage commissions to Wilmington Brokerage Services Co. and Wilmington Trust Investment Management LLC, affiliates of RSMC, as follows:


                                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
FUND                                            PAID TO AFFILIATES DURING FISCAL YEAR ENDED JUNE 30
----                           ----------------------------- ---------------------------- ----------------------------
                                           2007                         2006                         2005
                                           ----                         ----                         ----
Large-Cap Fund                           $302,666                     $123,433                    $ 78,188
Mid-Cap Fund                             $ 74,932                     $ 68,837                    $ 63,333
Small-Cap Fund                           $ 94,933                     $110,852                    $158,041
International Fund                       $ 39,676                     $ 17,838                         N/A
Real Asset Fund                          $114,745                     $ 62,500                    $ 62,529


For the fiscal year ended June 30, 2007 the percentage of aggregate brokerage commissions paid to WBSC and the percentage of aggregate dollar amount of transactions effected through WBSC for each Fund are as follows:


                           PERCENTAGE OF         PERCENTAGE OF
                            COMMISSIONS           TRANSACTIONS
                            PAID TO WBSC        EFFECTED THROUGH
FUND                                                  WBSC
----------------------    -----------------    -------------------
Large-Cap Fund                  97%                   96%
Mid-Cap Fund                    67%                   58%
Small-Cap Fund                  75%                   68%
International Fund               3%                    6%
Real Asset Fund                 56%                   56%


BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Wilmington Brokerage Services Co., an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.

In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to the investment adviser's and sub-advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

RSMC currently directs trades to Wilmington Brokerage Services Company (WBSC), an indirect wholly-owned subsidiary of Wilmington Trust Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it. WBSC may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by WBSC for execution as an incentive for providing liquidity to the ECN.

The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Funds' Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.

DIRECTED BROKERAGE. During the fiscal year ended June 30, 2007, the investment adviser or sub-adviser of each of the following Funds directed transactions and paid related brokerage commissions because of research services provided in the following amounts:


                          INVESTMENT                                        AMOUNT OF
                          ADVISER/                                        TRANSACTIONS                COMMISSIONS
FUND                      SUB-ADVISER      BROKER                           DIRECTED                     PAID
----------------------    --------------   -----------------------     --------------------         ----------------
LARGE-CAP FUND                 N/A                  N/A                        N/A                        N/A

MID-CAP FUND                   BLM             Instinet, LLC.              $  465,582                   $  488
                               BLM              Westminster                   275,043                   $  295
                             Robeco              ITG, Inc.                  1,876,611                   $  775
                             Robeco              Bank of NY                 2,288,980                   $  952
                             Robeco              Jefferies                  2,383,037                   $1,085


                          INVESTMENT                                        AMOUNT OF
                          ADVISER/                                        TRANSACTIONS                COMMISSIONS
FUND                      SUB-ADVISER      BROKER                           DIRECTED                     PAID
----------------------    --------------   -----------------------     --------------------         ----------------
SMALL-CAP FUND                 SFM               Bank of NY                   283,208                   $  252
                               SFM             Rochdale Sec.                  240,140                   $  667

INTERNATIONAL FUND           Acadian             Citi Group                34,336,899                   $1,222
                             Acadian                CSFB                   41,920,167                   $  185
                             Acadian              Goldman                  23,606,427                   $1,705
                             Acadian              G-Trade                  18,456,261                   $  716
                             Acadian               Lehman                  12,166,814                   $  712
                              JBIM             Merrill Lynch                  968,035                   $1,704
                              BCAM             Merrill Lynch                3,069,549                   $3,758

REAL ASSET FUND                N/A                  N/A                        N/A                        N/A



ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.


                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that A Shares bear Rule 12b-1 distribution expenses of 0.25% of the average net assets of such class and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the net asset value ("NAV") of A Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semi annually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PFPC are open for business.

In valuing the Funds assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which the International Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the International Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS


Dividends, if any, from the Funds net investment income are declared and paid quarterly to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.


A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS

GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Internal Revenue Code of 1986 as amended,, regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

No Fund has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax matters described below. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations, as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund fails to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund. Under present law, an individual's long-term capital gains are taxed at a stated maximum rate of 15%.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.

If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.

Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.

It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends-received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Under current law, individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends-received deduction or (ii) qualified dividend income (taxable, under present law, at a stated maximum rate of 15% in lieu of a stated maximum rate of 35% for ordinary income).

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by an Equity Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.

To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of
(i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.

To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

STATE AND LOCAL TAXES. Shortly after the end of each year, a Fund will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.

                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2007, are set forth in the Fund's Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon. The Annual Report is incorporated herein by reference.


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
                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S.

dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two-party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

MOODY'S
-------

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P
---

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

FITCH
-----

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

MOODY'S
-------

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P
---

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH
-----

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

MOODY'S
-------

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P
---

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

         o        "Positive" means that a rating may be raised.

         o        "Negative" means that a rating may be lowered.

         o        "Stable" means that a rating is not likely to change.

         o        "Developing" means a rating may be raised or lowered.

FITCH
-----

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A rating outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" rating outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the rating outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

MOODY'S
-------

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P
---

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH
-----

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES
                         SPECIFIC TO THE WT MUTUAL FUND
                         ------------------------------

I.       INTRODUCTION
         ------------

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.      PROXY VOTING DELEGATION
         -----------------------

A.       From the Trust to RSMC and affiliated Investment Advisers:

                  1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

                  2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.       From RSMC to Wilmington Trust Company:

                  1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.       From RSMC to Sub-Advisers for the Multi-Manager International Fund:

                  1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

                  2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III.     PROXY VOTING POLICIES AND PROCEDURES
         ------------------------------------

A.       General Policy Statement:

                  1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

                  2. As new issues arise and trends develop, voting practices will be modified accordingly.

                  3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

                  4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

                  5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B.       Additions to and Deviations from Proxy Voting Guidelines:

                  1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

                  2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.       Conflicts of Interest:

                  1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

                  2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

                  3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

                  4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.       Written Analysis:

                  1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

                  2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.      PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005
         --------------------------------------------------

A.       RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

                  1.       For election of directors;

                  2.       For appointment of auditors;

                  3.       For uncontested mergers;

                  4.       For proposals to establish a staggered board;

                  5. For proposals to require that directors can be removed only for cause;

                  6.       For proposals to increase authorized shares;

                  7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

                  8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

                  9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

                  10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

                  11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

                  12. As management recommends on proposals to eliminate or establish preemptive rights;

                  13. As management recommends on proposals to eliminate or establish cumulative voting;

                  14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

                  15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

                  16. Against shareholder proposals to require confidential voting;

                  17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

                  18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations;

                  19. Against shareholder proposals to limit "golden parachutes;"

                  20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

                  21.      Against shareholder proposals to index options;

                  22.      Against shareholder proposals to expense options; and

                  23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

B.       RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

                  1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

                  2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

                  3. For shareholder proposals to exclude abstentions when tabulating votes;

                  4. Against proposals to establish a new class of common stock with magnified voting power;

                  5. Against proposals to eliminate shareholder action by written consent;

                  6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

                  7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

                  8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

                  9.       Against proposals to re-price options;

                  10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

                  11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

                  12.      With respect to mutual funds,

                           a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                           b.       against proposals to eliminate the
                           requirement that changes in a fund's investment objective be subject to shareholder vote,

                           c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

                           d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.       PROXY VOTING RECORD-KEEPING
         ---------------------------

A.       RSMC's Record-keeping Responsibilities under the Advisers Act:

                  In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

                  1. Copies of all proxy voting policies, procedures, and voting guidelines;

                  2. Copies of each proxy voting statement received regarding client securities;

                  3.       Records of each vote cast;

                  4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

                  5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

                  6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.       RSMC's Record-keeping Responsibilities under the Investment Company
         Act:

                  1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

--------------------------------------------------------------------------------
Appendix D........          - Name of the issuer of the Fund security
--------------------------------------------------------------------------------
Appendix E........        - Exchange ticker symbol of the FUND security
Appendix F........                 (if REASONABLY available)
--------------------------------------------------------------------------------
Appendix G........            - CUSIP number for the fund security
Appendix H........                 - (if REASONABLY available)
--------------------------------------------------------------------------------
Appendix I........                 - Shareholder meeting date
--------------------------------------------------------------------------------
Appendix J........          - Brief summary of EACH matter voted upon
--------------------------------------------------------------------------------
Appendix K........     - Whether the matter was proposed by the issuer or
Appendix L........                   - by a security holder
--------------------------------------------------------------------------------
Appendix M........    - Whether RSMC VOTED THE Fund'S SHARES on the matter
--------------------------------------------------------------------------------
Appendix N........   - How the vote was cast - "for," "against," "abstain,"
Appendix O........       - or "withheld" regarding election of directors
--------------------------------------------------------------------------------
Appendix P........           - Whether RSMC VOTED THE Fund's SHARES
Appendix Q........          - WITH or against the issuer's management
--------------------------------------------------------------------------------

                  2. RSMC will also support and coordinate all reporting and disclosure requirements.

                  3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.      DISCLOSURE REQUIREMENTS
         -----------------------

A.       Disclosure of Proxy Voting Policies, Procedures, and Records:

                  1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

                  2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

                  3. RSMC shall also inform clients how to obtain information on how their securities were voted.

Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006 and June 2006

                                   APPENDIX D

                      JULIUS BAER INVESTMENT MANAGEMENT LLC
                             PROXY VOTING PROCEDURES
                                JANUARY 17, 2006

A.       General

                  It is the policy of Julius Baer Investment Management LLC ("JBIM") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for JBIM provides discretionary investment management services and have authority to vote their proxies.

                  JBIM may vote proxies as part of its authority to manage acquire and dispose of account assets. JBIM will not vote proxies if the advisory agreement does not provide for JBIM to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

                  When voting proxies for client accounts, JBIM's primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, JBIM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

B.       Proxy Oversight Committee

                  In order to properly monitor the proxy voting process, a Proxy Oversight Committee ("Committee") shall meet periodically to evaluate the effectiveness of JBIM's proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of JBIM consisting of executive, compliance, legal, and operations.

C.       Procedures

                  JBIM Operations Department ("OPS") is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of JBIM is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as "proxy voting" by including it in the proxy voting group on Charles River.

                  To assist JBIM in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, JBIM has retained the proxy voting and recording services of Institutional Shareholder Services ("ISS"). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. JBIM intends to vote in accordance with ISS's recommendations to address, among other things, any material conflicts of interests between clients and the interests of JBIM or its affiliates. The ISS predetermined guidelines are list as Appendix B.

                  In order to ensure that ISS performs its delegated duties, OPS will provide the client's custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. OPS will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

C.       Conflicts of Interest

                  JBIM is sensitive of conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

                  (i) A principal of JBIM or any person involved in the proxy decision- making process currently serves on the company's Board.

                  (ii) An immediate family member of a principal of JBIM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

                  (iii) The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm's revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

                  This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of JBIM.

                  Under such circumstances, JBIM will vote in accordance with ISS' predetermined guidelines, except as described below in section D.

D.       ISS Overrides

                  JBIM has provided implied consent to ISS to vote in accord with their recommendation and will generally do so, JBIM Portfolio Management retains the ability through an online platform (VOTEX) to override any such vote that it believes would be in a client's best interest. In cases where JBIM Portfolio Management believes there may be an actual or perceived conflict of interest, the manager must prepare documentation of the investment rationale for the decision, the conflict of interest and the method in which the conflict would be addressed and present all such documentation to the Committee prior to providing voting instructions to ISS. The Committee shall consider all such information and either approve or disapprove the portfolio manager's request. Committee minute and all such documentation shall be maintained as part of the firm's books and records.

E.       Monitoring

                  ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein JBIM has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer ("CCO"). JBIM Portfolio Management will provide the JBIM's CCO with a written explanation of the reason for the exception. All such records shall be maintained as part for the firm's books and records.

F.       Reporting and Disclosure for JBIM

                  Once each year, JBIM shall include in its presentation materials to the Boards of Directors of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that JBIM has identified as involving a conflict of interest, JBIM, LLC shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

                  JBIM shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. JBIM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

         a.       Recordkeeping

                  JBIM shall retain records relating to the voting of proxies, including:

                  1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.

                  2. A copy of each proxy statement received by JBIM regarding portfolio securities in JBIM client accounts.

                  3. A record of each vote cast by JBIM on behalf of a client.

                  4. A copy of each written client request for information on how JBIM voted proxies on behalf of the client account, and a copy of any written response by JBIM to the client account.

                  5. A copy of any document prepared by JBIM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

                  JBIM shall rely on proxy statements filed on the SEC's EDGAR system instead of maintain its own copies and on proxy statements and records of proxy votes cast by JBIM maintained at ISS. JBIM shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

                  These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of JBIM.

                                   APPENDIX E

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS


Goldman Sachs Asset Management ("GSAM") has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

Goldman            ASSET
Sacks [LOGO]       MANAGEMENT

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

GENERAL OVERVIEW
----------------

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

ACTIVE EQUITY
-------------

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

QUANTITATIVE EQUITY
-------------------

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
-An auditor has a financial interest in or association with the company, and is therefore not independent,

-Fees for non-audit services are excessive, or

-There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if: o -It is intended for financing purposes with minimal or no dilution to current shareholders -It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns
o     Rationale for the repricing
o     Value-for-value exchange

o     Option vesting
o     Term of the option
o     Exercise price
o     Participation

B.  EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value;
o Offering period is 27 months or less; and
o Potential voting power dilution is ten percent or less.


Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX F

                         ACADIAN ASSET MANAGEMENT, INC.
                               Proxy Voting Policy
                               (as of April 2007)

  Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

  When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

  Proxy Voting Guidelines

  Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services (ISS) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

  There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

  Unless contrary instructions are received from a client, beginning May 1, 2007, Acadian will instruct ISS to cease voting proxies in so-called "share blocking" markets. Share-blocking markets (a list is included below) are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.

  Shareholders who do not vote are not subject to the blocking procedure. As of March 2007, the markets identified as share blocking are as follows:
  Argentina, Austria, Belgium, Czech Republic, Egypt, Greece, Hungary, Italy, Latvia, Luxembourg, Mauritius, Morocco, the Netherlands, Norway, Poland, Portugal, Slovak Republic, Switzerland and Turkey.


  Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

  Conflicts of Interest

  Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

  If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

  Voting Policies

  Acadian has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients. ISS proxy voting policies include:

  Management Proposals: Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

      o        Election of Directors (uncontested)
      o        Approval of Independent Auditors
      o        Executive Compensation Plans
      o Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

  Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

  Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

      o        Reorganizations/Restructurings
      o        Amendments to the Articles of Association
      o Non-Executive Director Compensation Proposals (cash and share based components)
      o        Increasing Borrowing Powers
      o        Debt Issuance Requests

  Voting Process

  Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

  After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS's Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

  Proxy Voting Record

  Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

  Obtaining a Voting Proxy Report


  Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian's Marketing Service Representative, Amy Conklin, at 1-800-946-0166. The report will be provided free of charge.

                                   APPENDIX G

EFFECTIVE DATE:  JUNE 19, 2007


                      PROXY VOTING POLICIES AND PROCEDURES


                          DIMENSIONAL FUND ADVISORS LP.





         The Board of Directors of the Fund has delegated the authority to vote proxies for the portion of the portfolio securities held by the International Fund that are managed by Dimensional to Dimensional in accordance with the Proxy Voting Policies and Procedures (the "Voting Policies") and Proxy Voting Guidelines ("Voting Guidelines") adopted by Dimensional.

         The Investment Committee of Dimensional is generally responsible for overseeing Dimensional's proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to
(i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, and (iii) verify the on-going compliance with the Voting Policies. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of mutual funds and other client accounts (collectively, "Accounts"), including all authorized traders of Dimensional.

         Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of an Account as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of an Account in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of an Account, and the interests of Dimensional or its affiliates. If the Corporate Governance Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the conflict to the Board of Directors of the Fund, or an authorized committee of the Board, and vote the proxy in accordance with the direction of the Board or its authorized committee.

         Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making; however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of an Account would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of an Account.

         Examples of some of the Voting Guidelines are described below. Under the Voting Guidelines proxies will usually be voted for: (i) the ratification of independent auditors (ii) the elimination of anti-takeover measures; and (iii) re-incorporation when the economic factors outweigh any negative governance changes. Pursuant to the Voting Guidelines proxies will usually be voted against: (i) the institution of anti-takeover measures (such as the institution of classified boards of directors and the creation of super majority provisions) and (ii) proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. The Voting Guidelines also provide that certain proposals will be considered on a case-by-case basis, including: (i) mergers and acquisitions, which will be assessed to determine whether the transaction enhances shareholder value; (ii) proposals with respect to management compensation plans; (iii) proposals increasing the authorized common stock of a company and (iv) proposals with respect to the composition of a company's Board of Directors. The Advisor may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by a Portfolio.

         Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of an Account and which seeks to maximize the value of the Portfolio's investments. In some cases, Dimensional may determine that it is in the best interests of an Account to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of an Account and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional's belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of an Account's investment and that it is in the Account's best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.

         With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local restrictions, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to an Account associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on an Account by Account and country by country basis, in order to determine if there have been any material changes that would affect Dimensional's decision of whether or not to vote.





         Dimensional has retained Institutional Shareholder Services ("ISS"), an independent third party service provider, to provide certain services with respect to proxy voting. ISS will provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effect votes on behalf of an Account; and provide reports concerning the proxies voted. Although Dimensional may consider the recommendations of ISS on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

                                   APPENDIX H

                    PRINCIPAL GLOBAL INVESTORS, LLC ("PGI")*
                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

                  PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.

                               Guiding Principles

                  Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect PGI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

                            Public Equity Investments

                  To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

                  In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each P01 equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate P01 personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

                  The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

                  Senior management of P01 periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

                                General Overview

                  Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

USE OF THIRD-PARTY SERVICE PROVIDERS

                  We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by P01 to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

                  PGI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. P01 management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

                  PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

                  Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by P01 in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

                  Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by P01 management into potential conflicts of interest., P01 senior management will not approve decisions that are based on the influence of such conflicts.

                      Fixed Income and Private Investments

                  Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

                                External Managers

                  Where PGI places client assets with managers outside of P01, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. P01 may, however, retain such responsibilities where it deems appropriate.

                                Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. P01 can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with P01 the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                   APPENDIX I

                       PARAMETRIC PORTFOLIO ASSOCIATES LLC
                               PROXY VOTING POLICY

INTRODUCTION
------------

                  Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates' Proxy Voting policy and Procedures are currently effective.

GENERAL POLICY
--------------

                  We recognize our responsibility to exercise voting authority over shares we hold as fiduciary. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

                  It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management's recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

                  Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

                  For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will

                  o Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

                  o Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

                  o Keep records of such proxy voting available for inspection by the client or governmental agencies -- to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

                  o Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

VOTING POLICY
-------------

                  We generally vote with management in the following cases:

                  o        "Normal" elections of directors

                  o        Approval of auditors/CPA

                  o        Directors' liability and indemnification

                  o        General updating/corrective amendments to charter

                  o        Elimination of cumulative voting

                  o        Elimination of preemptive rights

                  o Capitalization changes which eliminate other classes of stock and voting rights

                  o Changes in capitalization authorization for stock splits, stock dividends, and other

                  o        specified needs

                  o Stock purchase plans with an exercise price of not less than 85% fair market value

                  o Stock option plans that are incentive based and are not excessive

                  o        Reductions in supermajority vote requirements

                  o        Adoption of anti-greenmail provisions

                  We generally will not support management in the following initiatives:

                  o Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

                  o Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

                  o Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

                  o Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions

                  o        Classified boards of directors

                  o Re-incorporation into a state which has more stringent anti-takeover and related provisions

                  o Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

                  o Excessive compensation or non-salary compensation related proposals

                  o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

                  Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities.

                  When voting shareholder proposals, initiatives related to the following items are generally supported:

                  o Auditors attendance at the annual meeting of shareholders

                  o        Election of the board on an annual basis

                  o        Equal access to proxy process

                  o Submit shareholder rights plan poison pill to vote or redeem

                  o        Revise various anti-takeover related provisions

                  o Reduction or elimination of super-majority vote requirements

                  o        Anti-greenmail provisions

                  We generally will not support shareholders in the following initiatives:

                  o Requiring directors to own large amounts of stock before being eligible to be elected Restoring cumulative voting in the election of directors

                  o Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

                  o Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

PROXY COMMITTEE
---------------

                  The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates' Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

                  o        The Proxy Committee consists of the following staff:

                  o        Proxy Administrator

                  o        Proxy Administrator Supervisor

                  o        Portfolio Management Representative

                  o        Chief Investment Officer

                  In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

RECORDKEEPING
-------------

                  Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third party vendor.

                  In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

                  o        Current voting policy and procedures;

                  o All written client requests as they relate to proxy voting; and,

                  o Any material research documentation related to proxy voting.

TO OBTAIN PROXY VOTING INFORMATION
----------------------------------

                  Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.

                  Toll-free phone number: 1-800-211-6707

                  E-mail address: proxyinfo@paraport.com

                  Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

                                 WT MUTUAL FUND


                       WILMINGTON PRIME MONEY MARKET FUND
                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
                     WILMINGTON TAX-EXEMPT MONEY MARKET FUND
                  WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND
                        WILMINGTON BROAD MARKET BOND FUND
                         WILMINGTON MUNICIPAL BOND FUND
                         WILMINGTON LARGE-CAP CORE FUND
                        WILMINGTON LARGE-CAP GROWTH FUND
                         WILMINGTON LARGE-CAP VALUE FUND
                         WILMINGTON SMALL-CAP CORE FUND
                        WILMINGTON SMALL-CAP GROWTH FUND
                         WILMINGTON SMALL-CAP VALUE FUND


                            1100 North Market Street
                           Wilmington, Delaware 19890

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2007

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds current prospectuses dated November 1, 2007 as amended from time to time. A copy of each current prospectus may be obtained without charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.


Audited financial statements for the Funds for the fiscal year ended June 30, 2007, included in the Annual Reports to shareholders, are incorporated into this SAI by reference. The Annual Reports to shareholders are available without charge on the Funds' website at HTTP://WWW.WILMINGTONFUNDS.COM or by calling
(800) 336-9970.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
GENERAL INFORMATION .....................................................      1
INVESTMENT POLICIES .....................................................      1
THE MONEY MARKET FUNDS ..................................................      1
THE BOND FUNDS ..........................................................      6
THE EQUITY FUNDS ........................................................     18
DISCLOSURE OF FUND HOLDINGS .............................................     22
INVESTMENT LIMITATIONS ..................................................     23
TRUSTEES AND OFFICERS ...................................................     29
CODE OF ETHICS ..........................................................     36
PROXY VOTING ............................................................     36
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     37
INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES ...........................     37
CRAMER ROSENTHAL MCGLYNN, LLC ...........................................     39
ROXBURY CAPITAL MANAGEMENT, LLC .........................................     40
WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC .............................     40
ADMINISTRATION AND ACCOUNTING SERVICES ..................................     41
SHAREHOLDER SERVICE PLAN ................................................     42
ADDITIONAL SERVICE PROVIDERS ............................................     43
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN ..............................     43
PORTFOLIO MANAGERS ......................................................     45
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     53
CAPITAL STOCK AND OTHER SECURITIES ......................................     56
PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     56
DIVIDENDS ...............................................................     59
TAXATION OF THE FUNDS ...................................................     60
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES ....    A-1
APPENDIX B DESCRIPTION OF SECURITIES RATINGS ............................    B-1
APPENDIX C RODNEY SQUARE MANAGEMENT CORPORATION PROXY POLICIES,
   PROCEDURES, AND VOTING GUIDELINES ....................................    C-1
APPENDIX D CRAMER ROSENTHAL MCGLYNN, LLC POLICIES AND PROCEDURES FOR
   PROXY VOTING .........................................................    D-1
APPENDIX E ROXBURY CAPITAL MANAGEMENT, LLC PROXY VOTING POLICIES AND
   PROCEDURES ...........................................................    E-1

                               GENERAL INFORMATION


WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI:
Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington Short/Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund, Wilmington Large-Cap Core Fund, Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Value Fund, Wilmington Small-Cap Core Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Value Fund (collectively, the "Funds"). Each of these Funds issues Institutional and A Shares, except for the Wilmington Prime Money Market and Wilmington U.S. Government Money Market Funds which issue Institutional, Service and Class W Shares. The Tax-Exempt Money Market Fund issues Institutional and Class W Shares. A Shares were formerly known as "Investor Shares." Each Fund is a diversified open-end management investment company.

For the periods prior to July 1, 2005, each Fund (except the Wilmington Small-Cap Core Fund, the Wilmington Small-Cap Growth Fund and the Wilmington Small-Cap Value Fund) operated as feeder funds in a master-feeder structure pursuant to which Funds invested in a corresponding "master series" of WT Investment Trust I, which invested directly in investment securities.


Prior to July 1, 2005, the Wilmington Small-Cap Core Fund invested its assets in two master series in pursuit of its investment objective. The investment objective, strategies, policies and limitations of each master series were identical to its corresponding Fund.


The Wilmington Small-Cap Growth Fund and the Wilmington Small-Cap Value Fund commenced operations on December 20, 2005.


                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus.

                             THE MONEY MARKET FUNDS

The "Money Market Funds" are the Wilmington Prime Money Market Fund (the "Prime Money Market Fund"), the Wilmington U.S. Government Money Market Fund (the "U.S. Government Money Market Fund") and the Wilmington Tax-Exempt Money Market Fund (the "Tax-Exempt Money Market Fund"). Each Money Market Fund has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees of WT Mutual Fund (the "Board of Trustees" or "Board") has established procedures reasonably designed to stabilize each Fund's price per share at $1.00 per share. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by a major rating service (known as a "nationally recognized statistical rating organization or an "NRSRO") or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market Fund and the U.S. Government Money Market Fund seek high current income, while preserving capital and liquidity. The Tax-Exempt Money Market Fund seeks high current interest income exempt from Federal income taxes while preserving capital. Each Fund's investment objective may not be changed without shareholder approval.

The Prime Money Market Fund invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations. The U.S. Government Money Market Fund invests in U.S. Government obligations and repurchase agreements collateralized by such obligations. Each of the Prime Money Market Fund and Tax-Exempt Money Market Fund may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government Money Market Fund may invest up to 20% of its total assets in such obligations.

BANK OBLIGATIONS. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.


                  Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks.


A brief description of some typical types of bank obligations follows:


      o BANKERS ACCEPTANCES. The Prime Money Market Fund and the Tax-Exempt Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.


      o CERTIFICATES OF DEPOSIT. The Prime Money Market Fund and the Tax-Exempt Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      o TIME DEPOSITS. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Money Market Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's Investors Service, Inc ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Fund may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility,
(iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) less regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets and (xvii) the risk of war.

ILLIQUID SECURITIES. No Money Market Fund may knowingly invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT COMPANY SECURITIES. The Money Market Funds may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including exchange traded funds ("ETFs"), registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the limitations of Section 12(d)(1).

MUNICIPAL SECURITIES. The Prime Money Market Fund and the Tax-Exempt Money Market Fund each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, "municipal securities") to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

      o GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

      o REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities;

            and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

      o MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

            Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

      o BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

      o TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

      o REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

      o INDUSTRIAL DEVELOPMENT BONDS ("IDBs") AND PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

      o RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

      o TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

      o CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae")

      o PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

SECURITIES LENDING. Each Money Market Fund may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowing exceeds one-third of the value of the Fund's total assets taken at fair market value. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Fund may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value ("NAV") and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining NAV per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's NAV. When payment for a when-issued security is due, the Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

                                 THE BOND FUNDS


The "Bond Funds" are the Wilmington Short/Intermediate-Term Bond Fund (the "Short/Intermediate-Term Bond" Fund), the Wilmington Broad Market Bond Fund (the "Broad Market Bond Fund") and the Wilmington Municipal Bond Fund (the "Municipal Bond Fund"). RSMC, the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. Exposure to credit risk is moderated by limiting 80% of each of the Broad Market Bond Fund and Municipal Bond Fund and 85% of the Short/Intermediate-Term Bond Fund's investments to securities that, at the time of purchase, are rated as investment grade by an NRSRO such as Moody's or S&P, or, if unrated, are determined by RSMC to be of comparable quality. (Effective February 1, 2005, the Broad Market Bond Fund's credit risk was moderated by limiting 80% of its investment to such investment grade securities. Prior to that time, the Broad Market Bond Fund invested 85% of its assets in such securities.) See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Funds' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.


The Short/Intermediate-Term Bond Fund and Broad Market Bond Fund each seek a high total return, consistent with high current income. The Short/Intermediate-Term Bond Fund will normally invest at least 85% of its [net] assets, plus the amount of any borrowings for investment purposes (hereinafter "Assets") in various types of investment grade fixed income securities. The Broad Market Bond Fund will normally invest at least 80% of its assets in various types of fixed income securities. These policies may be changed upon 60 days written notice to shareholders.

The Municipal Bond Fund seeks a high level of income exempt from Federal income tax, consistent with the preservation of capital. The Municipal Bond Fund will normally invest as least 80% of its assets in municipal securities that provide interest exempt from Federal income tax. This policy may be changed upon 60 days written notice to shareholders.

The investment objectives of the Broad Market Bond Fund, Short/Intermediate-Term Bond Fund and Municipal Bond Fund may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate-Term Bond Fund to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Fund to a range of 4 to 7 years, and in the case of the Municipal Bond Fund to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Fund will mature), which is sometimes used to express the anticipated term of the Funds' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate-Term Bond Fund, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Fund, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the Short/Intermediate-Term Bond and the Broad Market Bond Funds may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Funds are intended to appeal to investors who want exposure to the broad fixed income securities market and the current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Funds and the current interest rate environment, the Funds should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Funds will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Funds' holdings, which for 80% or 85%, as the case may be, of their investments must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from Federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Fund's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Fund, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund's specified average duration, RSMC seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Funds' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.

BANK OBLIGATIONS. Each Bond Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations").

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party.

Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Fund and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

      o STANDBY COMMITMENTS. Each Bond Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised. Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

      o PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. In selecting put bonds for the Bond Funds, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

      o DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. The Bond Funds may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Fund may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Funds - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Funds may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities").

MONEY MARKET FUNDS. The Bond Funds may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Funds - Investment Company Securities."

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations").

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie
Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.


The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues

Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the investment adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may not purchase mortgage-related securities or any other assets which in the investment adviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.


COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small, compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.


OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMBS") have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


MUNICIPAL SECURITIES. The Bond Funds may invest in municipal securities (see "Money Market Funds - Municipal Securities").

NON-INVESTMENT GRADE SECURITIES. The Short/Intermediate-Term Bond Fund and the Broad Market Bond Fund may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds."

High yield bonds are issued by a company whose credit rating (based on an NRSRO's evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Fund's NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund's NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Fund's liquid securities may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see "Appendix B - Description of Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund's investment adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund's rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, including higher investment research costs and higher commission costs.

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Funds may use options and futures contracts. The Short/Intermediate-Term Bond and the Broad Market Bond Funds may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. Each Bond Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from Federal income tax to the same extent as the interest on the underlying securities.

PREFERRED STOCK. The Broad Market Bond Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REPURCHASE AGREEMENTS. Each Bond Fund may invest in repurchase agreements, which were previously described under "Money Market Funds - Repurchase Agreements."

SECURITIES LENDING. Each Bond Fund may lend securities, within the limitations previously described under "Money Market Funds - Securities Lending". The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Fund receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Funds - U.S. Government Obligations").

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Bond Fund may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Funds - When-Issued Securities."

The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

RISK FACTORS APPLICABLE TO THE MUNICIPAL BOND FUND:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including Federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry:
(i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities),
(iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past two fiscal years were:


                                          FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                        JUNE 30, 2007       JUNE 30, 2006
---------------------------------------   -----------------   -----------------
Short/Intermediate-Term Bond                     57%                 35%
Broad Market Bond                                33%                 31%
Municipal Bond                                   56%                 45%

                                THE EQUITY FUNDS


The "Equity Funds" are the Wilmington Large-Cap Core Fund (the "Large-Cap Core Fund"), the Wilmington Large-Cap Growth Fund (the "Large-Cap Growth Fund"), the Wilmington Large-Cap Value Fund (the "Large-Cap Value Fund"), the Wilmington Small-Cap Core Fund (the "Small-Cap Core Fund"), the Wilmington Small-Cap Growth Fund (the "Small-Cap Growth Fund") and the Wilmington Small-Cap Value Fund (the "Small-Cap Value Fund").

The Large-Cap Growth Fund seeks superior long-term growth of capital. The Large-Cap Core Fund, Large-Cap Value Fund, Small-Cap Core Fund, Small-Cap Growth Fund and the Small-Cap Value Fund each seek to achieve long-term capital appreciation. The investment objectives of the Large-Cap Growth Fund, Large-Cap Value Fund and Small-Cap Core Fund may not be changed without shareholder approval.

The Large-Cap Core Fund invests at least 80% of its assets primarily in a diversified portfolio of U.S. equity (or equity related) securities of companies with market capitalizations at the time of purchase of at least $2 billion or that are constitutes of the Russell 1000 Index ("large-cap companies"). The Small-Cap Core Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of companies with market capitalization at the time of purchase that is no more than that of the largest stock in the Russell 2000 Index and the S&P 600 Index (" small-cap companies").


The Large-Cap Growth and Small-Cap Growth Funds invest respectively, at least 80% of their assets in U.S. equity (or equity related) securities of, large-cap and small-cap companies that have attractive growth characteristics.

The Large-Cap Value and Small-Cap Value Fund invests, respectively at least 80% of their assets in a diversified portfolio of U.S. equity (or equity-related) large-cap and small-cap companies that have attractive value characteristics.

Each of the foregoing 80% policies may be changed upon 60 days written notice to shareholders.

MONEY MARKET FUNDS. Each Equity Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities").

U.S. GOVERNMENT OBLIGATIONS. Each Equity Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Funds - U.S. Government Obligations").

COMMERCIAL PAPER. Each Equity Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Equity Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or, if not rated, determined by the investment adviser to be of comparable quality.

BANK OBLIGATIONS. Each Equity Fund may invest in the same obligations of U.S. Banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations").

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO, or if unrated, are determined by the investment adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. Each Equity Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of an Equity Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of an Equity Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Equity Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case the Equity Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Equity Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, an Equity Fund may temporarily hold cash in foreign currencies. The value of an Equity Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Equity Fund may incur costs in connection with conversions between various currencies. The Equity Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. Each Equity Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Fund may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Funds may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities").

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large-Cap Growth, Large-Cap Value and Small-Cap Core Funds each may purchase call options on securities that the investment adviser intends to include in the Funds in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Fund may invest in repurchase agreements, which were previously described under "Money Market Funds - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Funds is subject to a Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Fund may lend securities subject to the same conditions applicable to the Money Market Funds, as described under "Money Market Funds - Securities Lending."

TEMPORARY DEFENSIVE POSITION. Each Equity Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past two fiscal years were:


                                          FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                        JUNE 30, 2007       JUNE 30, 2006
---------------------------------------   -----------------   -----------------
Large-Cap Core Fund                               73%                 91%
Large-Cap Growth Fund                             87%                129%
Large-Cap Value Fund                              83%                129%
Small-Cap Core Fund                              137%                142%
Small-Cap Growth Fund                             57%                 55%
Small-Cap Value Fund                             116%                 60%


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                                       21

                           DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Trust may, but is not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, a Fund's top ten holdings, and a percentage breakdown of a Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, on the other, the Trust's Chief Compliance Officer (CCO) must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust's sub-administrator and accounting agent;
(ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor's. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Trust's investment adviser and service providers will establish procedures to ensure that a Funds' portfolio holdings information is only disclosed in accordance with these policies.

The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities, certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Coates Analytics, LP
Commerce Capital Markets, Inc.
Factset
Fidelity
Interactive Data
Investedge
Legg Mason Wood Walker
Lehman Brothers
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Siebert Brandford Shark
Standard & Poors
Starboard Capital Markets LLC
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., LLC

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund's assets or redemptions of shares will not be considered a violation of the limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

MONEY MARKET FUNDS: Each Money Market Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that the Prime Money Market Fund may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33-1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33-1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Funds have been advised that it is the SEC staff's current position that the exclusion may be applied only to U.S. bank obligations; the Money Market Funds, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Fund will not:

1.    make short sales of securities except short sales "against the box";

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and, if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities, unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the Prime Money Market and U.S. Government Money Market Funds only, purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND FUNDS: Each Bond Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33-1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33-1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The following non-fundamental policies apply to the Bond Funds and may be changed by the Board of Trustees without shareholder approval. Each Bond Fund will not:

1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.    make short sales of securities except short sales "against the box";

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

7. when engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (cover) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY FUNDS: Each of the Large-Cap Core Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund and the Small-Cap Core Fund, will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) the Large-Cap Value Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33-1/3% of the Fund's assets; and (2) each of the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of that Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large-Cap Value Fund additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large-Cap Value Fund additionally is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that the Large-Cap Value Fund may borrow money subject to its investment limitation on borrowing.

The following non-fundamental policies apply to the Large-Cap Core Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund and the Small-Cap Core Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Such Funds will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that (1) this limitation does not apply to the Large-Cap Core, Large-Cap Growth and Small-Cap Core Funds; and (2) with respect to the Large-Cap Value Fund, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.    make short sales of securities except short sales "against the box";

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Large-Cap Growth and the Large-Cap Value Funds may make initial and variation margin deposits in connection with permitted transactions in options or futures without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that the Large-Cap Value Fund may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.


The following non-fundamental policies apply to the Small-Cap Growth Fund and the Small-Cap Value Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. Such Funds will not:


1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of a Fund's assets in securities of issuers in any one industry. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but each Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that each Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.


                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH         LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST               SERVED              FIVE YEARS        TRUSTEE(1)      TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
TED T. CECALA(2)                  Trustee       Shall serve at the     Director,                23        Wilmington
Date of Birth: 1/49                             pleasure of the        Chairman of the                    Trust
                                                Board and until        Board, and Chief                   Corporation;
                                                successor is           Executive                          Wilmington
                                                elected and            Officer of                         Trust Company.
                                                qualified. Trustee     Wilmington Trust
                                                since August 2007.     Corporation and
                                                                       Wilmington Trust
                                                                       Company since
                                                                       1996.

------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(3)            Trustee       Shall serve until      Retired since            23        FundVantage
 Date of Birth: 2/49                            death, resignation     February 2006;                     Trust
                                                or removal. Trustee    Executive Vice                     (registered
                                                since October 1998,    President of                       investment
                                                President and          Wilmington Trust                   company)
                                                Chairman of the        Company from
                                                Board from October     February 1996 to
                                                1998 to January        February 2006;
                                                2006.                  President of
                                                                       Rodney Square
                                                                       Management
                                                                       Corporation
                                                                       ("RSMC") from
                                                                       1996 to 2005;
                                                                       Vice President
                                                                       of RSMC 2005 to
                                                                       2006.


----------
(1) The "Fund Complex" currently consists of the Trust (23 funds), CRM Mutual Fund Trust (5 funds) and The Roxbury Funds (2 funds).

(2) Mr. Cecala is an "Interested Trustee" by reason of his positions with Wilmington Trust Corporation and Wilmington Trust Company, each an affiliate of RSMC, an investment adviser to the Trust.

(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH         LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST               SERVED              FIVE YEARS        TRUSTEE(1)      TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                     Trustee       Shall serve until      Founder and              23        First Potomac
Date of Birth: 3/44                             death, resignation     co-manager, R. H.                  Realty Trust
                                                or removal. Trustee    Arnold & Co.,                      (real estate
                                                since May 1997.        Inc. (financial                    investment
                                                                       consulting) since                  trust).
                                                                       1989.

------------------------------------------------------------------------------------------------------------------------
DR. ERIC BRUCKER                  Trustee       Shall serve until      Professor of             23        None
Date of Birth: 12/41                            death, resignation     Economics,
                                                or removal. Trustee    Widener
                                                since October 1999.    University since
                                                                       July 2004;
                                                                       formerly, Dean,
                                                                       School of
                                                                       Business
                                                                       Administration of
                                                                       Widener
                                                                       University from
                                                                       2001 to 2004.

------------------------------------------------------------------------------------------------------------------------
NICHOLAS GIORDANO               Trustee and     Shall serve until      Consultant,              23        Kalmar Pooled
Date of Birth: 3/43           Chairman of the   death, resignation     financial                          Investment
                                   Board        or removal. Trustee    services                           Trust; The RBB
                                                since October 1998.    organizations                      Fund Inc.
                                                                       from 1997 to                       (registered
                                                                       present; Interim                   investment
                                                                       President,                         companies);
                                                                       LaSalle                            Independence
                                                                       University from                    Blue Cross;
                                                                       1998 to 1999.                      IntriCon
                                                                                                          Corporation
                                                                                                          (industrial
                                                                                                          furnaces and
                                                                                                          ovens);
                                                                                                          Commerce
                                                                                                          Bancorp, Inc.

------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN, JR.                  Trustee       Shall serve until      Self-employed            28        CRM Mutual
Date of Birth: 5/35                             death, resignation     financial                          Fund Trust
                                                or removal. Trustee    consultant since                   (since June
                                                since October 1999.    1991.                              2005); WHX
                                                                                                          Corporation
                                                                                                          (industrial
                                                                                                          manufacturer).

                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
           NAME AND              HELD WITH         LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST               SERVED              FIVE YEARS        TRUSTEE(1)      TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 JOHN J. QUINDLEN                 Trustee       Shall serve until      Retired since            23        None
 Date of Birth: 5/32                            death, resignation     1993; Former
                                                or removal. Trustee    Chief Financial
                                                since October 1999.    Officer of E.I.
                                                                       du Pont de
                                                                       Nemours and Co.
------------------------------------------------------------------------------------------------------------------------
 MARK A. SARGENT                  Trustee       Shall serve until      Dean and                 23        The RBB Fund,
 Date of Birth: 4/51                            death, resignation     Professor of Law,                  Inc.
                                                or removal. Trustee    Villanova                          (registered
                                                since November 2001.   University School                  investment
                                                                       of Law since July                  company); NYSE
                                                                       1997.                              Regulation,
                                                                                                          Inc.;
                                                                                                          Financial
                                                                                                          Industry
                                                                                                          Regulatory
                                                                                                          Authority
                                                                                                          (FINRA)

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH         LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST               SERVED              FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
NEIL WOLFSON                     President      Shall serve at the      President and           N/A           N/A
Date of Birth: 6/64              and Chief      pleasure of the         Chief Executive
                                 Executive      Board and until         Officer of
                                 Officer        successor is            Wilmington Trust
                                                elected and             Investment
                                                qualified. Officer      Management, LLC
                                                since January 2006      ("WTIM") since
                                                                        July 2004;
                                                                        Previously,
                                                                        Partner with
                                                                        KPMG (public
                                                                        accounting) from
                                                                        1996 to 2004.



                               EXECUTIVE OFFICERS


------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH         LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST               SERVED              FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
CLAYTON M. ALBRIGHT           Vice President    Shall serve at the     Vice President,         N/A             N/A
1100 North Market Street                        pleasure of the Board  RSMC since 2001;
Wilmington, DE 19890                            and until successor    Vice President of
Date of Birth: 9/53                             is elected and         WTIM since 2006;
                                                qualified. Officer     Vice President,
                                                since October 1998.    Wilmington Trust
                                                                       Company since
                                                                       1997.
------------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.           Vice President   Shall serve at the     Vice President,         N/A             N/A
1100 North Market Street                        pleasure of the        RSMC since 1992.
Wilmington, DE 19890                            Board and until
Date of Birth: 1/57                             successor is elected
                                                and qualified.
                                                Officer since
                                                November 1999.

------------------------------------------------------------------------------------------------------------------------
JOHN J. KELLEY                Vice President    Shall serve at the     Vice President of       N/A             N/A
1100 North Market Street      & Chief           pleasure of the Board  RSMC since July
Wilmington, DE 19890          Financial         and until successor    2005; Vice
Date of Birth: 9/59           Officer           is elected and         President of PFPC
                                                qualified. Officer     Inc. from January
                                                since September 2005.  2005 to July
                                                                       2005; Vice
                                                                       President of
                                                                       Administration,
                                                                       1838 Investment
                                                                       Advisors, LP from
                                                                       1999 to 2005.
------------------------------------------------------------------------------------------------------------------------
ANNA M. BENCROWSKY            Chief             Shall serve at the     Chief Compliance        N/A             N/A
1100 North Market Street      Compliance        pleasure of the        Officer, Rodney
Wilmington, DE 19890          Officer &         Board and until        Square
Date of Birth: 5/51           Anti-Money        successor is elected   Management
                              Laundering        and qualified;         Corporation
                              Officer           Officer since          since 2004; Vice
                                                September 2004.        President and
                                                                       Chief Compliance
                                                                       Officer, 1838
                                                                       Investment
                                                                       Advisors, LP
                                                                       from 1998 to
                                                                       2004.
------------------------------------------------------------------------------------------------------------------------
CHARLES CURTIS                Vice              Shall serve at the     Vice President          N/A             N/A
1100 North Market Street      President &       pleasure of the        of  RSMC since
Wilmington, DE 19890          Treasurer         Board and until        February 2007;
Date of Birth: 10/55                            successor is elected   Vice President
                                                and qualified;         of PFPC Inc.
                                                Officer since          from 1991 to
                                                February 2007.         2007.

                               EXECUTIVE OFFICERS


------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                           PRINCIPAL         FUNDS IN         OTHER
                                POSITION(S)      TERM OF OFFICE AND      OCCUPATION(S)     FUND COMPLEX   DIRECTORSHIPS
      NAME, ADDRESS AND          HELD WITH         LENGTH OF TIME         DURING PAST       OVERSEEN BY      HELD BY
        DATE OF BIRTH              TRUST               SERVED              FIVE YEARS         TRUSTEE        TRUSTEE
------------------------------------------------------------------------------------------------------------------------
EDWARD W. DIFFIN, JR.         Vice              Shall serve at the     Vice President          N/A             N/A
1100 North Market Street      President &       pleasure of the        of RSMC since
Wilmington, DE 19890          Secretary         Board and until        November 2006;
Date of Birth: 1/52                             successor is elected   Coleman Counsel
                                                and qualified;         from November
                                                Officer since          2005 to November
                                                February 2007.         2006; Vice
                                                                       President and
                                                                       Senior Counsel
                                                                       of Merrill
                                                                       Lynch & Co.,
                                                                       Inc. from 1994
                                                                       to 2005.


RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Funds' investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2007. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2007, there were four meetings of the Audit Committee.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer ("CCO") for the Trust. During the fiscal year ended June 30, 2007, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2007, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2006.

                                                                            AGGREGATE DOLLAR RANGE
                                                                            OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT
                                                                            COMPANIES OVERSEEN BY TRUSTEE
                                        DOLLAR RANGE OF EQUITY SECURITIES   WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO               IN EACH FUND OF THE TRUST           INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
   Ted T. Cecala                                                                       Over $100,000
     Municipal Bond Fund                          Over $100,000
     Prime Money Market Fund                      Over $100,000
     Multi-Manager Large-Cap Fund                 Over $100,000
     Multi-Manager Mid-Cap Fund                  $50,001-$100,000
     Multi-Manager Small-Cap Fund                 Over $100,000
     Multi-Manager International Fund             Over $100,000
     Multi-Manager Real Asset Fund               $50,001-$100,000
   Robert J. Christian                                 NONE                                 NONE
INDEPENDENT TRUSTEES
   Robert Arnold                                       NONE                                 NONE
   Eric Brucker                                                                       $50,001-$100,000
      Large-Cap Core Fund                        $10,001-$50,000
      U.S. Government Fund                       $10,001-$50,000
   Nicholas Giordano                                   NONE                           $50,001-$100,000
   Louis Klein, Jr.                                    NONE                            Over $100,000
   John J. Quindlen                                    NONE                            Over $100,000
   Mark A. Sargent                                                                    $10,001-$50,000
      Short/Intermediate Term Bond               $10,001-$50,000
       Fund

As of December 31, 2006, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2007 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:


                                                                                                   TOTAL
                                              PENSION OR RETIREMENT                            COMPENSATION
                              AGGREGATE        BENEFITS ACCRUED AS          ESTIMATED              FROM
                          COMPENSATION FROM     PART OF THE TRUST       ANNUAL BENEFITS        FUND COMPLEX
         TRUSTEE              THE TRUST              EXPENSES           UPON RETIREMENT      PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert H. Arnold               $57,500                 None                   None                $57,500

Dr. Eric Brucker               $63,500                 None                   None                $63,500

Robert J. Christian            $57,500                 None                   None                $57,500

Nicholas Giordano              $85,000                 None                   None                $85,000

                                                                                                   TOTAL
                                              PENSION OR RETIREMENT                            COMPENSATION
                              AGGREGATE        BENEFITS ACCRUED AS          ESTIMATED              FROM
                          COMPENSATION FROM     PART OF THE TRUST       ANNUAL BENEFITS        FUND COMPLEX
         TRUSTEE              THE TRUST              EXPENSES           UPON RETIREMENT      PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------
Louis Klein, Jr.               $52,500                 None                   None                $52,500

Clement C. Moore, II(1)        $10,250                 None                   None                $10,250

John J. Quindlen               $71,250                 None                   None                $71,250

Mark A. Sargent                $68,500                 None                   None                $68,500

Neil Wolfson(2)                $     0                 None                   None                $     0


----------
1     Mr. Moore resigned as a Trustee on July 31, 2006.


2     Mr. Wolfson resigned as Trustee on August 16, 2007.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

Each of the investment advisers has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in where RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Fund's shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a Securities Review Committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's proxy voting policies and procedures are attached herewith as Appendix C.

CRM's proxy voting procedures establish a protocol for voting proxies in cases in which it may have a potential conflict of interest arising from, among other things, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. In such circumstances, CRM will typically vote proxies in accordance with the recommendations of an independent third-party proxy company. In conflict situations where CRM does not follow the recommendations of such third-party company, CRM will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. CRM's proxy voting procedures and guidelines are attached as Appendix D.

Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it or a sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury or the sub-adviser will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury's proxy voting procedures and guidelines are attached as Exhibit E.

The Funds' proxy voting record as of June 30, 2007 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of October 2, 2007 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 2, 2007, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:


                                                                                      Ownership
Name, City and State                                                                  Percentage
---------------------------------------------------------------------------------    -------------
Wilmington Prime Money Market Fund - Institutional Shares
Lack & Lindsay                                                                          94.05%
Wilmington, DE  19890

Wilmington Prime Money Market Fund - Service Shares
Wilmington Trust Company                                                                44.64%
Wilmington DE, 19890

Lack & Lindsay                                                                          36.35%
Wilmington, DE 19890

Lack & Lindsay                                                                          9.05%
Wilmington, DE 19890

NFS LLC FEBO                                                                            8.18%
Our Customers
New York, NY 10281

Wilmington Prime Money Market Fund - W Shares
Lack & Lindsay                                                                          99.99%
Wilmington, DE  19890

Wilmington Tax-Exempt Money Market Fund - Institutional Shares
Elizabeth M. McGeever                                                                   9.83%
Wilmington, DE  19899

Saxon & Co.                                                                             75.85%
Philadelphia, PA  19153

Eleanor T. Pease                                                                        6.65%
Wilmington, DE  19807

Wilmington Tax-Exempt Money Market Fund - W Shares
Lack & Lindsay                                                                          86.77%
Wilmington, DE  19890

Wilmington Trust Company                                                                12.13%
Wilmington, DE  19890

Wilmington U.S. Government Money Market Fund - Institutional Shares
Lack & Lindsay                                                                          98.49%
Wilmington, DE  19890

Wilmington U.S. Government Money Market Fund - Service Shares
Lack & Lindsay                                                                          49.47%
Wilmington, DE 19890

Wilmington Trust Company                                                                8.35%
Wilmington, DE 19890



                                       37

                                                                                      Ownership
Name, City and State                                                                  Percentage
---------------------------------------------------------------------------------    -------------
Lack & Lindsay                                                                          41.58%
Wilmington, DE 19890
Wilmington U.S. Government Money Market - W Shares
Lack & Lindsay                                                                         100.00%
Wilmington, DE  19890

Wilmington Short/Intermediate-Term Bond Fund - Institutional Shares
National Financial Service Corp.                                                        24.81%
New York, NY 10008

Wilmington Moderate Asset Allocation Fund                                               8.95%
Wilmington, DE  19890

Wilmington Short/Intermediate-Term Bond Fund - A Shares
Delaware Community Foundation                                                           91.79%
Wilmington, DE 19801

Wilmington Trust Company                                                                8.21%
Wilmington, DE  19890

Wilmington Broad Market Bond Fund - Institutional Shares
Wilmington Trust Company TTEE                                                           33.64%
FBO Wilmington TR CO PEN FUND
Wilmington, DE 19899

Delaware Charter Guarantee & Trust                                                      15.30%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Broad Market Bond Fund - A Shares
Wilmington Trust Corporation                                                           100.00%
Wilmington, DE  19890

Wilmington Municipal Bond Fund - Institutional Shares
National Financial Service Corp.                                                        27.79%
New York, NY 10008

100 West 10th Street Corp.                                                              7.87%
Wilmington, DE 19890

Wilmington Municipal Bond Fund - A Shares
Wilmington Trust Corporation                                                           100.00%
Wilmington, DE 19890

Wilmington Large Cap Core Fund - Institutional Shares
Wilmington Trust Company                                                                8.27%
Wilmington Trust Company Pension Trust
Wilmington, DE 19899

Delaware Charter Guarantee & Trust                                                      12.56%
FBO Principal Financial Group
Des Moines, IA 50392



                                       38

                                                                                      Ownership
Name, City and State                                                                  Percentage
---------------------------------------------------------------------------------    -------------
Wilmington Large Cap Core Fund - A Shares
Wilmington Trust Corporation                                                             100%
Wilmington, DE 19890

Wilmington Large Cap Growth Fund - Institutional Shares
Delaware Charter Guarantee & Trust                                                      34.00%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Trust Company                                                                12.00%
Trustee For Wilmington Trust Company Pension Trust
Wilmington, DE 19899

Wilmington Large Cap Growth Fund - A Shares
Wilmington Trust Corporation                                                           100.00%
Wilmington, DE  19890

Wilmington Large Cap Value Fund - Institutional Shares
Delaware Charter Guarantee & Trust                                                      48.47%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Trust Company                                                                11.92%
Trustee For Wilmington Trust Company Pension Trust
Wilmington, DE 19899

Wilmington Large Cap Value Fund - A Shares
NFS LLC FEBO                                                                            65.32%
John A Hayes Jr.
Cheryl A. Hayes
Greenville, DE  19807

Wilmington Trust Corporation                                                            34.68%
Wilmington, DE  19890

Wilmington Small Cap Core Fund - Institutional Shares
Delaware Charter Guarantee & Trust                                                      53.70%
FBO Principal Financial Group
Des Moines, IA 50392

Wilmington Small Cap Core Fund - A Shares
Wilmington Trust Corporation                                                           100.00%
Wilmington, DE  19890

Wilmington Small Cap Growth Fund - Institutional Shares
Wilmington Trust Corporation                                                            44.63%
Wilmington, DE  19890

Wilmington Trust Company                                                                14.84%
Succ-TTEE W/ Wesley C. Dudley
Wilmington, DE  19899


                                                                                      Ownership
Name, City and State                                                                  Percentage
---------------------------------------------------------------------------------    -------------
Wilmington Trust Company                                                                5.42%
TTEE FBO Ellen H. Lazarus
Wilmington, DE  19899

Wilmington Small Cap Growth Fund - A Shares
Wilmington Trust Corporation                                                           100.00%
Wilmington, DE 19890

Wilmington Small Cap Value Fund - Institutional Shares
Wilmington Trust Corporation                                                            67.78%
Wilmington, DE  19890

Wilmington Trust FSB (CA) Inv Agt                                                       10.02%
FBO Marilyn Easly Trust
Wilmington, DE  19899

Wilmington Small Cap Value Fund- A Shares
Wilmington Trust Corporation                                                            51.15%
Wilmington, DE 19890

NFS LLC FEBO                                                                            48.85%
John A. Hayes, Jr.
Cheryl A. Hayes
Greenville, DE 19807





                  INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES


RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to the Large-Cap Core Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Small-Cap Core Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Short/Intermediate-Term Bond Fund, Broad Market Bond Fund, Municipal Bond Fund, Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.


Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. Cramer Rosenthal McGlynn, ("CRM"), and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.


Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The

Investment Advisory Agreement may be terminated by the Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:

FUND(S)                                        ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS)
-------------------------------------------    -----------------------------------------------------
Prime Money Market, U.S. Government Money      0.37% of the first $1 billion in assets;
Market and                                     0.33% of the next $500 million in assets;
Tax-Exempt Money Market Funds                  0.30% of the next $500 million in assets; and
                                               0.27% of assets in excess of $2 billion

Short/Intermediate-Term Bond, Broad Market     0.35% of the first $1 billion in assets;
Bond, and                                      0.30% of the next $1 billion in assets; and
Municipal Bond Funds                           0.25% of assets over $2 billion

Large-Cap Core, Large-Cap Growth, and          0.60% of the first $1 billion in assets;
Large-Cap Value Funds                          0.55% of the next $1 billion in assets; and
                                               0.50% of assets over $2 billion.

Small-Cap Core Fund                            0.75% of assets directly managed by RSMC

Small-Cap Growth and Small-Cap Value Funds     0.75% of the first $1 billion in assets; 0.70% of the next $1 billion in assets; and 0.65% of assets over $2 billion


For its services as investment adviser, RSMC was paid the following fees by the Funds during the period indicated:


                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND(S)                               JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005*
---------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund                 $9,564,902          $8,149,351         $7,097,060
U.S. Government Money Market Fund        3,372,678           2,883,493          2,991,098
Tax-Exempt  Money Market Fund            1,511,372           1,400,105          1,583,642
Short/Intermediate Bond Fund               528,563             419,143            532,396
Broad Market Bond Fund                     245,787             231,500            284,679
Municipal Bond Fund                        365,122             266,774            218,255
Large-Cap Core Fund                        238,466             250,489            206,367
Large-Cap Growth Fund                      259,731             262,718            125,272
Large-Cap Value Fund                       249,300             268,536                N/A
Small-Cap Core Fund                        329,492             430,180                N/A
Small-Cap Growth Fund                       16,539              11,995*               N/A
Small-Cap Value Fund                        11,525               5,016*               N/A


----------
* RSMC earned these fees for its services as investment adviser to each Fund's respective master series of WT Investment Trust I.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed the following amounts with respect to the following Funds:


FUND                     EXPENSE CAP
---------------------    -----------
Large-Cap Core Fund       0.80%
Small-Cap Growth Fund     1.05%
Small-Cap Value Fund      1.05%

These waivers will remain in place until June 30, 2012. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the particular Funds:


                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                               JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
---------------------            -----------------   -----------------   -----------------
Municipal Bond Fund                        N/A                  N/A            $ 17,651
Large-Cap Core Fund                   $126,514             $130,896             151,155
Small-Cap Growth Fund                 $132,363              102,286                 N/A
Small-Cap Value Fund                  $126,720              101,725                 N/A


Prior to December 15, 2004, Roxbury, an affiliate of RSMC located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, served as the investment adviser to the Large-Cap Growth Fund's master series for which Roxbury received investment advisory fees of $114,432 for the period July 1, 2004 through December 15, 2004. Prior to July 1, 2005, CRM, an affiliate of RSMC located at 520 Madison Avenue, New York, New York 10022, served as the investment adviser to the Large-Cap Value Fund's master series for which CRM received investment advisory fees of $377,812 for the fiscal year ended June 30, 2005.

Certain of RSMC's affiliates, including Wilmington Trust Company, may receive shareholder service fees pursuant to a shareholder service plan ("Service Plan") with respect to Service Shares of the Prime Money Market and U.S. Government Money Market Funds and Class W Shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds. Under the Service Plan, RSMC and its affiliates have earned, in the aggregate, the following amounts:


                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                               JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund
     Service Shares                 $3,460,826          $6,180,986          $5,198,928
     Class W Shares*                $1,682,738                 N/A                 N/A
U.S. Government Fund
     Service Shares                 $1,342,331          $1,938,703          $2,007,201
     Class W Shares*                $  258,799                 N/A                 N/A
Tax-Exempt Fund
     Class W Shares                 $  681,428          $  913,126          $  951,472
     (formerly Service Shares)


* Since commencement of operations on October 2, 2006.

                          CRAMER ROSENTHAL MCGLYNN, LLC

CRM, located at 520 Madison Avenue, New York, New York 10022, serves as a sub-adviser to the Small-Cap Core Fund. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM by way of equity ownership.


Under a Sub-Advisory Agreement, the Small-Cap Core Fund pays a monthly advisory fee to CRM for the portion of the Fund (the "Account") managed by it at the annual rate of 0.75% of the Account's first $1 billion of average daily net assets; 0.70% of the Account's next $1 billion of average daily net assets; and 0.65% of the Account's average daily net assets over $2 billion. For its services as investment sub-adviser to the Small-Cap Core Fund, CRM was paid $109,102 and $146,738 for the fiscal years ended June 30, 2007 and 2006, respectively. Prior to July 1, 2005, CRM served as investment adviser to the Small Cap Value Series, a master series of WT Investment Trust I in which the Small-Cap Core Fund invested as part of its former fund-of-funds structure. For the fiscal year ended June 30, 2005, CRM was paid $5,375,444, for its services as investment adviser to the Small-Cap Value Series.

                         ROXBURY CAPITAL MANAGEMENT, LLC

Roxbury, located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as a sub-adviser to the Small-Cap Core Fund. Roxbury provides investment advisory services, in a growth oriented style, to mutual funds and other institutional accounts, including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. Wilmington Trust Corporation has a controlling interest in Roxbury by way of equity ownership.


Under a Sub-Advisory Agreement, the Small-Cap Core Fund pays a monthly advisory fee to Roxbury for the portion of the Fund (the "Account") managed by it at the annual rate of 1.00% of the Account's first $1 billion of average daily net assets; 0.95% for the Account's next billion of average daily net assets; and 0.90% of the Account's average daily net assets over $2 billion. For its services as investment sub-adviser to the Small-Cap Core Fund, Roxbury was paid $132,046 and $173,249 for the fiscal years ended June 30, 2007 and 2006, respectively. Prior to July 1, 2005, Roxbury served as investment adviser to the Small-Cap Growth Series, a master series of WT Investment Trust I in which the Small-Cap Core Fund invested as part of its former fund-of-funds structure. For the fiscal year ended June 30, 2005, Roxbury was paid $1,222,587 for its services as investment adviser to the Small-Cap Growth Series.


                   WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326 provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's contractual advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.


Prior to November 1, 2005, WTIM provided research and consulting services to RSMC since January 1, 2005 and WTIM's predecessor, Balentine & Company, LLC provided these same services to RSMC since July 1, 2003. WTIM or Balentine & Company received the following fees from RSMC (not the Funds) for its services during the Fund's last three fiscal years:

      FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
        JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
      -----------------   -----------------   -----------------
          $4,659,541          $2,031,310           $551,261


ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of each Fund, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or the investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Fund relating to research, statistical and investment activities are paid by the investment adviser.

Each class of shares of the Funds pays its respective pro-rata portion of the advisory fee payable by the Fund.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Trust's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES


Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors and officers errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.


Prior to May 1, 2006, pursuant to an Administration and Accounting Services Agreement dated October 1, 2004, PFPC Inc. ("PFPC") performed certain administrative services for the Trust and the Funds in addition to the accounting services it currently provides. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services.

For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2007, 2006, and 2005, RSMC received the following fees paid by the Funds during the period indicated:


                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                   JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
----------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund                   $458,028            $72,885            $513,458
U.S. Government Money Market Fund          139,185             22,521             209,547
Tax-Exempt Fund                             62,353             11,301             111,724
Short/Intermediate-Term Bond Fund           23,017              3,568              57,225

                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                   JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
----------------------------------   -----------------   -----------------   -----------------
Broad Market Bond Fund                     $10,712             $1,825             $34,125
Municipal Bond Fund                         15,896              2,403              24,484
Large-Cap Core Fund                          6,085              1,386              22,911
Large-Cap Growth Fund                        6,648              1,398              17,221
Large-Cap Value Fund                         6,346              1,145              24,944
Small-Cap Core Fund                          6,052              1,336             177,023
Small-Cap Growth Fund                          337                 93                 N/A
Small-Cap Value Fund                           234                 38                 N/A


For its services as administrator or sub-administrator, as the case may be, for the fiscal years ended June 30, 2007, 2006, and 2005, each Fund paid PFPC the following fees, after waivers, during the period indicated:


                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                   JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
----------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund                   $942,525            $1,138,971         $823,218
U.S. Government Money Market Fund          454,975               505,101          419,468
Tax-Exempt Fund                            232,466               275,348          266,667
Short/Intermediate-Term Bond Fund          103,604               112,247          130,210
Broad Market Bond Fund                      58,168                68,770           82,558
Municipal Bond Fund                         95,277                90,314           90,244
Large-Cap Core Fund                         38,192                45,133           47,890
Large-Cap Growth Fund                       38,296                46,928           62,304
Large-Cap Value Fund                        35,019                44,554           72,753
Small-Cap Core Fund                         46,260                55,883          487,054
Small-Cap Growth Fund                       21,236                 5,423              N/A
Small-Cap Value Fund                        19,395                 4,507              N/A


Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                            SHAREHOLDER SERVICE PLAN

The Board of Trustees has adopted a shareholder service plan with respect to Service Shares of the Prime Money Market and U.S. Government Money Market Funds and Class W Shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds authorizing each of these Fund to pay service providers an annual fee not exceeding 0.25% of such Fund's average daily net assets of its Service Shares and Class W Shares to compensate service providers, including affiliates of RSMC, who maintain a service relationship. Currently, the Trustees have authorized payments of up to 0.15% of each Fund's average daily net assets of its Service Shares and Class W Shares. Service activities provided under this plan include, among other things,: (i) establishing and maintaining accounts and records relating to clients of a Service Provider; (ii) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Service Shares or Class W Shares of a Fund may be effected and other matters pertaining to such class of share's services;
(iii) providing for the necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting shareholders in arranging for processing of purchase, redemption and exchange transactions; (v) arranging for the wiring of Portfolio proceeds; (vi) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (vii) integrating periodic statements with other shareholder transactions; and (viii) providing such other related services as the shareholder may request..

                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.


Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangements with others for the furnishing of marketing or sales services with respect to the A Shares and Service Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' W Shares or Institutional Shares.


The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares' and Service Shares' Rule 12b-1 Plan regardless of the Distributor's expenses.

The A Shares and Service Shares Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities. The A Shares Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the A Shares of each Fund's average net assets, except with respect to limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a Rule 12b-1 fee for annual payments of up to 0.10% of the Service Shares of each of the Money Market Fund's average net assets to compensate the Distributor for making payments to certain Service Organizations who have sold Service Shares of the Funds and for other distribution expenses.

For the fiscal years ended June 30, 2007 and 2006, the Funds incurred Rule 12b-1 distribution fees with respect to broker-dealer compensation as follows:

                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                   JUNE 30, 2007       JUNE 30, 2006
----------------------------------   -----------------   -----------------
Prime Money Market Fund              $ 1,133,985             $ 5,381*
U.S. Government Money Market Fund        502,398               3,529*
Tax-Exempt Money Market Fund                None              11,851*
Short/Intermediate-Term Bond Fund            425                 425
Broad Market Bond Fund                        26                  14
Municipal Bond Fund                           26                  14
Large-Cap Core Fund                           27                  14
Large-Cap Growth Fund                         26                  13
Large-Cap Value Fund                          81                  14
Small-Cap Core Fund                           28                  14
Small-Cap Growth Fund                         27                  14
Small-Cap Value Fund                          56                  14

* Prior to June 23, 2006, the Institutional Shares of the Money Market Funds were known as the Investor Shares and were subject to a rule 12b-1 distribution fee of 0.10% on the Investor Shares average daily net assets.

For the fiscal year ended June 30, 2005, the Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and
Short/Intermediate-Term Bond Fund incurred rule 12b-1 distribution fees of $1,075, $2,111, $36,222 and $621, respectively. None of the other Funds incurred rule 12b-1 distribution fees during the fiscal year ended June 30, 2005.

Under the A Shares and Service Shares Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectuses under "Purchase of Shares - Front End Sales Charge."

                               PORTFOLIO MANAGERS

The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:


      (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2007;

      (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC, WTIM and each sub-adviser that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. ADDITIONAL CONFLICTS OF INTEREST MAY POTENTIALLY EXIST OR ARISE THAT ARE NOT DISCUSSED BELOW;

      (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2007;


      (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2007.

ALL FUNDS

      RODNEY SQUARE MANAGEMENT CORPORATION AS INVESTMENT ADVISER

            OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                              Total Assets
                                                                 Number of Accounts       Managed subject to a
                                                                Managed subject to a       Performance Based
Portfolio Manager/          Total Number of   Total Assets       Performance Based            Advisory Fee
Type of Accounts           Accounts Managed    (millions)          Advisory Fee                (millions)
------------------------   ----------------   ------------   --------------------------   --------------------
FIXED INCOME MANAGEMENT
CLAYTON M. ALBRIGHT, III
   Registered
   Investment
   Companies:                       2            $   215                 0                        $ 0
   Other Pooled
   Investment Vehicles:             1            $    56                 0                        $ 0
   Other Accounts:                 84            $   563                 0                        $ 0
DOMINICK J. D'ERAMO
   Registered
   Investment
   Companies:                       2            $   215                 0                        $ 0
   Other Pooled
   Investment Vehicles:             1            $    56                 0                        $ 0
   Other Accounts:                100            $ 2,000                 0                        $ 0

                                                                                              Total Assets
                                                                 Number of Accounts       Managed subject to a
                                                                Managed subject to a       Performance Based
Portfolio Manager/          Total Number of   Total Assets       Performance Based            Advisory Fee
Type of Accounts           Accounts Managed    (millions)           Advisory Fee               (millions)
------------------------   ----------------   ------------   --------------------------   --------------------
SCOTT EDMONDS
   Registered
   Investment
   Companies:                       1           $ 113.12                  0                       $ 0
   Other Pooled
   Investment Vehicles:             1           $  264.3                  0                       $ 0
   Other Accounts:                175           $   63.7                  0                       $ 0
EQUITY MANAGEMENT
REX P. MACEY
   Registered
   Investment
   Companies:                      12           $    214                  0                       $ 0
   Other Pooled
   Investment Vehicles:             5           $    269                  0                       $ 0
   Other Accounts:                563           $    403                  0                       $ 0
ANDREW H. HOPKINS
   Registered
   Investment
   Companies:                      12           $    214                  0                       $ 0
   Other Pooled
   Investment Vehicles:             4           $    208                  0                       $ 0
   Other Accounts:                266           $    221                  0                       $ 0
RAFAEL E. TAMARGO
   Registered
   Investment
   Companies:                      12           $    214                  0                       $ 0
   Other Pooled
   Investment Vehicles:             5           $    269                  0                       $ 0
   Other Accounts:                563           $    403                  0                       $ 0
EDWARD S. FORRESTER
   Registered
   Investment
   Companies:                      12           $    214                  0                       $ 0
   Other Pooled
   Investment Vehicles:             4           $    208                  0                       $ 0
   Other Accounts:                266           $    221                  0                       $ 0
ALLEN CHOINSKY
   Registered Investment
   Companies:                      12           $    214                  0                       $ 0
   Other Pooled Investment
   Vehicles:                        4           $    208                  0                       $ 0
   Other Accounts:266 $ 221 0 $ 0


            MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. RSMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. RSMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


            The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. RSMC seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.


            RSMC does not receive a performance fee for its management of the Funds. RSMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of RSMC, however, require that portfolio managers treat all accounts they manage equitable and fairly.

            RSMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in RSMC's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.


            Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. RSMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of RSMC and its affiliates.


            COMPENSATION. RSMC's investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive as a part of his/her overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1,2,3,4 and 5 year periods.

            OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No portfolio manager beneficially owned equity securities in the Funds.

      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

            OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                              Total Assets
                                                                 Number of Accounts       Managed subject to a
                                                                Managed subject to a       Performance Based
Portfolio Manager/          Total Number of   Total Assets       Performance Based            Advisory Fee
Type of Accounts           Accounts Managed    (millions)           Advisory Fee               (millions)
------------------------   ----------------   ------------   --------------------------   --------------------
ROBERT E. REISER
   Registered
   Investment
   Companies:                      9            $ 2,170                   0                       $ 0
   Other Pooled
   Investment Vehicles:           12            $ 3,844                   0                       $ 0
   Other Accounts:                 0            $     0                   0                       $ 0
R. SAMUEL FRAUNDORF
   Registered
   Investment
   Companies:                      9            $ 2,170                   0                       $ 0
   Other Pooled
   Investment Vehicles:           12            $ 3,844                   0                       $ 0
   Other Accounts:                 0            $     0                   0                       $ 0


            MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. WTIM has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. WTIM's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

            The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' substantial resources to assist and support. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

            WTIM does not receive a performance fee for its management of the Funds. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitable and fairly.

            WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

            Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

            COMPENSATION. Each portfolio manager is paid a salary based on his or her job position and an annual bonus that includes four measures:
Performance; Teamwork and Support of the Business; Writing and Communications; and Skill and Professional Development. Performance accounts for 40% of a portfolio manager's bonus. Pre-tax performance is measured for each of the Funds, the Balentine private funds and the Wilmington Strategies for 1, 2, and 3 year periods, and compared to index and peer group returns. The bonus is a percent of the salary and varies with the employee's job responsibilities. For Mr. Chen and Ms. Cogar the maximum bonus is 25%. For Mr. Fraundorf the maximum bonus is 75%. For Mr. Reiser, the maximum bonus is 100%. For members of the Investment Strategy Team (Messrs. Reiser, and Fraundorf) 25% of their bonus is determined by all investment strategies of Wilmington to include the equity and fixed income portfolios. All portfolio managers also participate in the Wilmington Trust Company retirement plans.

            OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No portfolio manager beneficially owned equity securities in the Funds.

      ROXBURY CAPITAL MANAGEMENT, LLC, SUB-ADVISER -

            OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).

                                                                       Number of           Total Assets
                                                                   Accounts Managed     Managed subject to
                                                                     subject to a         a Performance
Portfolio Manager/               Total Number      Total Assets    Performance Based      Based Advisory
Type of Accounts             of Accounts Managed    (millions)        Advisory Fee        Fee (millions)
--------------------------   -------------------   ------------   -------------------   ------------------
STEVE MARSHAM*
   Registered Investment
   Companies:                          2              $  214               0                    $0
   Other Pooled Investment
   Vehicles:                           6              $  195               3                    $30
   Other Accounts:                    53              $1,296               1                    $15
ROBERT MARVIN*
   Registered Investment
   Companies:                          2              $  214               0                    $0
   Other Pooled Investment
   Vehicles:                           6              $  195               3                    $30
   Other Accounts:                    53              $1,296               1                    $15

                                                                       Number of           Total Assets
                                                                   Accounts Managed     Managed subject to
                                                                     subject to a         a Performance
Portfolio Manager/               Total Number      Total Assets    Performance Based      Based Advisory
Type of Accounts             of Accounts Managed    (millions)        Advisory Fee        Fee (millions)
--------------------------   -------------------   ------------   -------------------   ------------------
BRIAN SMOLUCH*
   Registered Investment
   Companies:                          2              $  214               0                    $ 0
   Other Pooled Investment
   Vehicles:                           6              $  195               3                    $30
   Other Accounts:                    53              $1,296               1                    $15

* The Small Cap portfolios are co-managed. The total amount of assets and number of accounts are shown on each Portfolio Manager's row.

            MATERIAL CONFLICTS OF INTEREST. Roxbury understands that potential material conflicts of interest exist in "side-by-side" management. As such, Roxbury has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

            Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro-rata allocation is not appropriate. If the Roxbury Special Fund II, Roxbury's hedge fund, initiates a trade at the same time as other accounts, it is last in the trade rotation. Additionally, the hedge fund is not permitted to enter into a position contrary to a current holding or holding included in Roxbury's "Watch List" unless the position is entered into "against the box." The Watch List contains securities that Roxbury is "closely observing" and "anticipating imminent action in."

            Roxbury's Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

            COMPENSATION. Compensation includes a combination of base salary, a generous benefits package, an annual performance bonus, and a profit sharing plan linked to the net income of the company and of Roxbury's Small Cap Growth accounts.


            OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2006). No portfolio manager beneficially owned equity securities in the Funds.

      CRAMER ROSENTHAL MCGLYNN, LLC, SUB-ADVISER


            OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).

                                                                       Number of           Total Assets
                                                                   Accounts Managed     Managed subject to
                                                                     subject to a         a Performance
Portfolio Manager/               Total Number      Total Assets    Performance Based      Based Advisory
Type of Accounts             of Accounts Managed    (millions)        Advisory Fee        Fee (millions)
--------------------------   -------------------   ------------   -------------------   ------------------
JAMES STOEFFEL
   Registered Investment
   Companies:                          0              $    0               0                    $ 0
   Other Pooled Investment
   Vehicles:                           0              $    0               0                    $ 0
   Other Accounts:                    29              $604.6               0                    $ 0

                                                                       Number of           Total Assets
                                                                   Accounts Managed     Managed subject to
                                                                     subject to a         a Performance
Portfolio Manager/               Total Number      Total Assets    Performance Based      Based Advisory
Type of Accounts             of Accounts Managed    (millions)        Advisory Fee        Fee (millions)
--------------------------   -------------------   ------------   -------------------   ------------------
CARL BROWN
   Registered Investment
   Companies:                          2              $4,421.4             0                    $   0
   Other Pooled Investment
   Vehicles:                           0              $    0               0                    $   0
   Other Accounts:                   126              $4,666.9             4                    $ 207.4

            MATERIAL CONFLICTS OF INTEREST. Material conflicts of interest may arise when a Fund's Portfolio Manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Managers listed. These potential conflicts include:

            ALLOCATION OF LIMITED TIME AND ATTENTION. A Portfolio Manager who is primarily responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. CRM seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline.

            ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund's ability to take full advantage of the investment opportunity. To deal with these situations, CRM has adopted procedures for a trade allocation procedure for allocating limited investment opportunities across multiple funds and accounts.

            PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. To help avoid these types of conflicts, CRM generally appoints separate advisory personnel to make investment decisions for different investment products. In addition, each Portfolio Manager is subject to CRM's Conflict of Interest Policy.

            SELECTION OF BROKERS/DEALERS. Portfolio Managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28 (e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. To address these types of conflicts, CRM has adopted best execution and soft dollar policies governing a Portfolio Manager's selection of brokers and dealers and his use of research services.

            VARIATION IN COMPENSATION. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the Portfolio Manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code of Ethics and Conflict of Interest Policy.

            PROPRIETARY INTERESTS. CRM and/or its affiliates may have substantial personal or proprietary investments in some of the accounts managed by a Portfolio Manager. A Portfolio Manager might be motivated to favor funds and/or accounts in which he, or his colleagues, has an interest or in which CRM and/or its affiliates have interests. However, each Portfolio Manager is subject to CRM's Code of Ethics policy governing personal securities transactions in which Portfolio Managers engage.

            OTHER FACTORS. Several other factors, including the desire to maintain or increase assets under the adviser's management or to enhance the Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts CRM has adopted a Code of Ethics and Conflict of Interest Policy.

            As discussed above, CRM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for CRM and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by CRM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

            COMPENSATION. The Portfolio Managers for the Fund are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM's small-cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a small-cap value investment strategy. Portfolio Managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.

            The compensation package for Portfolio Managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the market place and reflects a Portfolio Manager's contribution to CRM's success.

            The annual incentive plan provides cash bonuses dependent on fund performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate fund pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

            For purposes of determining a Portfolio Manager's bonus, the appropriate fund's benchmark is used. The benchmark used to determine the bonuses of the Portfolio Managers of the Small-Cap Core Fund is the Russell 2000 Value Index.

            Bonuses for Portfolio Managers vary depending on the scope of accountability and experience level of the individual Portfolio Manager. An individual's bonus is based upon relative performance of their assigned funds compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

            The long-term incentive plan provides an opportunity for experienced Portfolio Managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the stock options is dependent upon CRM's underlying valuation, as well as the exercise price. Options generally vest over a three-year period.


            OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). Neither Mr. Stoeffel nor Mr. Brown beneficially own any shares of the Funds as of June 30, 2007.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by a Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by each Fund for the last three fiscal years ended June 30, 2007 are as follows:


                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                         JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
---------------------      -----------------   -----------------   -----------------
Large-Cap Core Fund            $ 85,601            $106,924            $ 76,825*
Large-Cap Growth Fund           107,415             125,329             218,174*
Large-Cap Value Fund             88,931             113,839              44,915*
Small-Cap Core Fund             209,958             229,013             218,154***
Small-Cap Growth Fund             8,821              13,274**               N/A
Small-Cap Value Fund              8,802               5,589**               N/A


----------
* Amount reflects brokerage commissions paid by the Large-Cap Core Series, Large-Cap Value Series and WT Large-Cap Growth Series which each of the Large-Cap Core Fund, Large-Cap Value Fund and Large-Cap Growth Fund paid indirectly through its investment in these respective master series of WT Investment Trust I under its former fund-of-funds structure.

**    From commencement of operations through June 30, 2006.

*** Amount reflects the brokerage commissions paid by the Small-Cap Value Series and Small Cap Growth Series which the Small-Cap Core Fund paid indirectly through its investment in these master series of WT Investment Trust I under its former fund-of-funds structure.

AFFILIATED BROKERAGE. When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or a Fund. For fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Funds paid brokerage commissions to Wilmington Brokerage Services Co. ("WBSC") and WTIM, affiliates of RSMC, as follows:


                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                         JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
---------------------      -----------------   -----------------   -----------------
Large-Cap Core Fund*            $ 85,601           $106,924           $ 57,750*
Large-Cap Growth Fund *          107,415            125,329            168,416*
Large-Cap Value Fund *            88,931            113,839           $      0*
Small-Cap Core Fund ***           93,439             79,798           $      0***
Small-Cap Growth Fund **           8,821             13,274**              N/A
Small-Cap Value Fund **            8,802              5,589**              N/A


----------
* Amount reflects brokerage commissions paid by the Large-Cap Core Series, Large-Cap Value Series and WT Large-Cap Growth Series which each of the Large-Cap Core Fund, Large-Cap Value Fund and Large-Cap Growth Fund paid indirectly through its investment in these respective master series of WT Investment Trust I under its former fund-of-funds structure.

**    From commencement of operations through June 30, 2006.

*** Amount reflects the brokerage commissions paid by the Small-Cap Value Series and Small Cap Growth Series which the Small-Cap Core Fund paid indirectly through its investment in these master series of WT Investment Trust I under its former fund-of-funds structure.

For the fiscal year ended June 30, 2007, the percentage of aggregate brokerage commissions paid to WBSC and the percentage of aggregate dollar amount of transactions effected through WBSC for each Fund are as follows:


                          PERCENTAGE OF COMMISSIONS   PERCENTAGE OF TRANSACTIONS
FUND                            PAID TO WBSC             EFFECTED THROUGH WBSC
----------------------    -------------------------   --------------------------
Large-Cap Core Fund                  100%                        100%
Large-Cap Growth Fund                100%                        100%
Large-Cap Value Fund                 100%                        100%
Small-Cap Core Fund                   44%                         38%
Small-Cap Growth Fund                100%                        100%
Small-Cap Value Fund                 100%                        100%


BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Fund or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with brokers with which it is under common control, that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms. In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, or to the investment adviser, subject to investment advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser's own research (and the research of its affiliates) and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities, and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

RSMC currently directs trades to Wilmington Brokerage Services Company ("WBSC"), an indirect wholly-owned subsidiary of Wilmington Trust Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it. WBSC may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by WBSC for execution as an incentive for providing liquidity to the ECN.

The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Funds' Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.

DIRECTED BROKERAGE. During the fiscal year ended June 30, 2007, the investment adviser and/or sub-adviser of each of the following Funds directed transactions and paid related brokerage commissions because of research services provided in the following amounts:


                        INVESTMENT                                 AMOUNT OF
                        ADVISER/                                 TRANSACTIONS   COMMISSIONS
FUND                    SUB-ADVISER   BROKER                       DIRECTED        PAID
---------------------   -----------   ------------------------   ------------   -----------
LARGE-CAP CORE FUND     RSMC/WTIM     N/A                                None          None

LARGE-CAP GROWTH FUND   RSMC/WTIM     N/A                                None          None

LARGE-CAP VALUE FUND    RSMC/WTIM     N/A                                None          None

SMALL-CAP CORE FUND     RSMC/WTIM     N/A                                None          None
                        Roxbury BNY                                   $  58,343     $  437
                        Roxbury Bloomberg                             1,001,242      1,335
                        Roxbury Adams Harkness                          392,796        421
                        Roxbury William O'Neil Co.                      322,391        668
                        CRM BNY                                         671,639      1,155
                        CRM Bear IDI                                    835,006      1,640
                        CRM Chaldelaine (Fleet)                         271,993        448
                        CRM Goldman (Factset)                            69,201        197
                        CRM Bridge                                      555,234       1,225
                        CRM Fidelity Capital Markets                    143,393         212
                        CRM Gordon Haskett                              160,472         275
                        CRM Instinet                                     18,341          60

SMALL-CAP GROWTH FUND   RSMC/WTIM     N/A                                None          None

SMALL-CAP VALUE FUND    RSMC/WTIM     N/A                                None          None


ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of a Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between a Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares, (except the Prime Money Market Fund and the U.S. Government Money Market Fund which issue Institutional Shares, Service Shares and Class W Shares). The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) A Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid, (ii) Service Shares bear a shareholder service fee of 0.15% of the average net assets of the Service Shares as well as a Rule 12b-1 fee of 0.10% of the average daily net assets of the Service Shares of each Fund and (iii) Class W Shares bear a shareholder service fee of 0.15% of the average net assets of the Class W Shares.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of A Shares, Service Shares or Class W Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Money Market Fund, at 2:00 p.m. Eastern Time for the Prime Money Market and U.S. Government Money Market Funds, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

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PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY CHECK: You may utilize the checkwriting service to redeem shares of the Prime Money Market, U.S. Government Money Market and Tax-Exempt Money Market Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Fund shares automatically. Each Fund and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the checkwriting service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for service organization clients who are provided a similar service by those organizations.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. With respect to the Prime Money Market Fund and the U.S. Government Money Market Fund, the redemption of Fund shares through an SWP will be reflected at the NAV determined at 2:00 p.m. Eastern Time on the automatic redemption date. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should

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contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Fund's securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Fund's securities based upon their amortized cost and the accompanying maintenance of each Fund's per share NAV of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Funds." In connection with the use of the amortized cost valuation technique, the Trust's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant NAV per share. Such procedures include a daily review of the funds' holdings to determine whether a Fund's NAV, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a NAV per share based upon available market quotations.

Should a Money Market Fund incur or anticipate any unusual expense or loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Fund's NAV per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the NAV returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

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The NAV per share is determined as of 12:00 noon Eastern time for the Tax-Exempt
Money Market Fund, and as of 2:00 p.m. and 5:00 p.m. Eastern time for the Prime Money Market Fund and U.S. Government Money Market Fund, on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

For the Bond Funds and the Equity Funds, the NAV per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PFPC are open for business.

In valuing a Fund's assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Money Market Funds are declared on each business day after 4:00 p.m. Eastern time and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Money Market Fund may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, if any, after deducting any available capital loss carryovers, are declared and paid annually.


Dividends, if any, from the Equity Funds net investment income are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.


A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

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                              TAXATION OF THE FUNDS

GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Code, regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

No Fund has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax matters described below. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations, as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for

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purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund fails to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund. Under present law, an individual's long-term capital gains are taxed at a stated maximum rate of 15%.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.

If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions

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attributed to dividend income (if any) the Fund received from certain stock in
U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.

Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.

MONEY MARKET FUNDS. With respect to Funds primarily investing in short-term securities and U.S. Government obligations, distributions from a Fund's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Because each of the Funds' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible (i) for the dividends-received deduction allowed to corporate shareholders or (ii) to be qualified dividend income taxed at capital gain rates.

BOND FUNDS. Each Fund that invests primarily in bonds or securities, where it is permitted, may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Fund must take into account the original issue discount ("OID") that accrues on the securities or bonds during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any OID, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain potentially requiring additional distributions. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In those Funds where it is permissible, bonds or securities may be purchased with "market discount." For these purposes, market discount is the amount by which a bond's or a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID, except that market discount on any bond or security is disregarded if the total market discount for such bond or security is less than the product of (1) 1/4 of 1% of the stated redemption price at maturity multiplied by (2) the number of complete years to maturity after the bond is acquired is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond or security (other than a bond or security with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's or security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, a

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Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Interest and dividends received by a Fund primarily investing in bonds or securities, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.


TAX-EXEMPT MONEY MARKET FUND AND MUNICIPAL BOND FUNDS. Each Fund that invests primarily in tax-exempt or municipal bonds or securities, will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; such Funds intend to satisfy, and to continue to satisfy, this requirement. Distributions that a Fund properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Fund's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Fund may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.


Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by such RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Fund that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Fund. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Fund's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources) plus 50% of their benefits exceeds a certain base amount. Exempt-interest dividends from each Fund still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Fund's income that was tax-exempt during the period covered by the distribution. Although exempt from Federal income tax, the exempt-interest dividends may be subject to state income taxes.

EQUITY FUNDS: It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations.

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Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividend received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.

Each Equity Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income.


FOREIGN SECURITIES. Dividends and interest received, and gains realized, by an Equity Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.

To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF;

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those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.

To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits

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(including earnings and profits arising from tax-exempt income), (ii)
thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and Regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.

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CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -
generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

STATE AND LOCAL TAXES. Shortly after the end of each year, a Fund will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisors the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.

                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2007, are set forth in the Funds' annual reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon. The annual reports are incorporated herein by reference.


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                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S.

dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two-party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

MOODY'S

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

FITCH

Fitch short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

MOODY'S

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

MOODY'S

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

FITCH

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A rating outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" rating outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the rating outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

MOODY'S

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                         SPECIFIC TO THE WT MUTUAL FUND

I.    INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.   PROXY VOTING DELEGATION

A.    From the Trust to RSMC and affiliated Investment Advisers:

            1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

            2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.    From RSMC to Wilmington Trust Company:

            1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.    From RSMC to Sub-Advisers for the Multi-Manager International Fund:

            1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

            2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III.  PROXY VOTING POLICIES AND PROCEDURES

A.    General Policy Statement:

            1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

            2. As new issues arise and trends develop, voting practices will be modified accordingly.

            3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

            4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

            5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B.    Additions to and Deviations from Proxy Voting Guidelines:

            1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

            2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.    Conflicts of Interest:

            1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

            2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

            3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

            4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.    Written Analysis:

            1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

            2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.   PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A.    RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

            1.    For election of directors;

            2.    For appointment of auditors;

            3.    For uncontested mergers;

            4.    For proposals to establish a staggered board;

            5. For proposals to require that directors can be removed only for cause;

            6.    For proposals to increase authorized shares;

            7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

            8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

            9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

            10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

            11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

            12. As management recommends on proposals to eliminate or establish preemptive rights;

            13. As management recommends on proposals to eliminate or establish cumulative voting;

            14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

            15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

            16.   Against shareholder proposals to require confidential voting;

            17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

            18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations;

            19.   Against shareholder proposals to limit "golden parachutes";

            20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

            21.   Against shareholder proposals to index options;

            22.   Against shareholder proposals to expense options; and

            23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

B.    RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

            1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

            2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

            3. For shareholder proposals to exclude abstentions when tabulating votes;

            4. Against proposals to establish a new class of common stock with magnified voting power;

            5. Against proposals to eliminate shareholder action by written consent;

            6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

            7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

            8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

            9.    Against proposals to re-price options;

            10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

            11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

            12.   With respect to mutual funds,

                  a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                  b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

                  c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

                  d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.    PROXY VOTING RECORD-KEEPING

A.    RSMC's Record-keeping Responsibilities under the Advisers Act:

            In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

            1. Copies of all proxy voting policies, procedures, and voting guidelines;

            2. Copies of each proxy voting statement received regarding client securities;

            3.    Records of each vote cast;

            4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

            5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

            6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.    RSMC's Record-keeping Responsibilities under the Investment Company Act:

            1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

--------------------------------------------------------------------------------
                     NAME OF THE ISSUER OF THE FUND SECURITY
--------------------------------------------------------------------------------
                   EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
                            (IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
                       CUSIP NUMBER FOR THE FUND SECURITY
                            (IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
                            SHAREHOLDER MEETING DATE
--------------------------------------------------------------------------------
                     BRIEF SUMMARY OF EACH MATTER VOTED UPON
--------------------------------------------------------------------------------
                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER
--------------------------------------------------------------------------------
               WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER
--------------------------------------------------------------------------------
              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
                      WHETHER RSMC VOTED THE FUND'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT
--------------------------------------------------------------------------------

            2. RSMC will also support and coordinate all reporting and disclosure requirements.

            3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.   DISCLOSURE REQUIREMENTS

A.    Disclosure of Proxy Voting Policies, Procedures, and Records:

            1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

            2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

            3. RSMC shall also inform clients how to obtain information on how their securities were voted.

Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006 and June 2006

                                   APPENDIX D

                          CRAMER ROSENTHAL MCGLYNN, LLC

                    POLICIES AND PROCEDURES FOR PROXY VOTING

Cramer Rosenthal McGlynn, LLC ("CRM" or the "Firm") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). CRM serves as the investment adviser or sub-adviser of various (i) investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.

1.    PURPOSE

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the "Compliance Committee") has determined that these Policies and Procedures For Proxy Voting (these "Policies") are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM's obligations under Rule 206(4)-6 under the Advisers Act.

2.    PROXY VOTING PROCESS

CRM's policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund's investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

THE VOTING PROCESS

       REVIEW OF PROXY SOLICITATION MATERIALS/INDEPENDENT RECOMMENDATIONS

CRM receives proxy materials through an independent third party, Institutional Shareholder Services ("ISS"). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS's voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for "Taft-Hartley" accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;(1) and (iii) voting recommendations intended to generally maximize shareholder value.

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager's own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts

----------
      (1) CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 ("ERISA").

where the client specifically directs CRM to vote in a "socially responsible" manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines), which form the substantive basis of CRM's Policy on Proxy Voting.
(1) As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent.

      o     Fees for non-audit services are excessive, or

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

      o Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

----------
      (1) The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote against proposals to require a supermajority shareholder vote.

Vote for proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulating voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in lace. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management's track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock). Vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

MANAGEMENT COMPENSATION

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

EMPLOYEE, STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a case-by-case basis.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking to reprice options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for repricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a case-by-case basis.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

SECURITIES ON LOAN

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on "loan" as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

CLIENTS WHO VOTE THEIR OWN PROXIES

CRM clients may retain the authority to vote their own proxies in their discretion.

3.    CONFLICTS AND POTENTIAL CONFLICTS OF INTEREST

CRM's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

4.    DISCLOSURE

CRM, in its written brochure required under Rule 204-3 (the "Form ADV") shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client's proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

5.    OVERSIGHT

The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.

6.    RECORDKEEPING

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

            (a)   These Policies as they may be amended from time to time.

            (b) A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

            (c)   A record of each vote cast on behalf of clients.

            (d) Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

            (e) Copies of written client requests for proxy voting records and of the Firm's written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client.

            (f) With respect to votes cast for securities held in any registered investment company, records of CUSIP numbers. Records for the CRM Mutual Funds shall be recorded and maintained by WT Mutual Fund.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

                                   APPENDIX E

                         ROXBURY CAPITAL MANAGEMENT, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I. GENERAL PRINCIPLES

Roxbury Capital Management, LLC ("Roxbury") recognizes its responsibility to vote proxies in respect of securities owned by a client in the economic best interests of its client and without regard to the interests of Roxbury or any other client of Roxbury.

These Proxy Voting Policies and Procedures ("Policies") apply to securities held in client accounts in which Roxbury has direct voting authority. The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.

Absent special circumstances such as those described below, Roxbury's policy is to exercise its proxy voting discretion in accordance with the guidelines set forth in EXHIBIT A ("Proxy Voting Guidelines"). Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Proxy Voting Committee ("Committee").

II. VOTING PROCESS

Roxbury votes all proxies on behalf of a client's portfolio unless a) the client requests in writing that Roxbury not vote, b) the proxies are associated with unsupervised securities, c) the proxies are associated with securities transferred to Roxbury's management then liquidated because Roxbury does not follow those securities, or d) the costs of voting the proxies outweigh the benefits.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it may make proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

The Data Integrity Department ("Data Integrity") is responsible for voting proxies received by Roxbury. Data Integrity votes proxies according to the proxy voting guidelines, which have been reviewed and approved by the Proxy Voting Committee. Data Integrity will vote proxy proposals where the Proxy Voting Guidelines indicate its general position as voting either "for" or "against." Data Integrity will forward the proposal to the appropriate industry analyst where the Proxy Voting Guidelines indicate its general position as voting on a case-by-case basis, or the Proxy Voting Guidelines do not list the proposal.

The analyst will review the issues to be voted upon, related information, and the research provided by a proxy research service. The proxy research service also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Voting Committee as to how the proxy issues should be voted.

The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

            a) supervises the proxy voting process, including the identification of potential material conflicts of interest involving Roxbury and the proxy voting process in respect of securities owned by a client;

            b) determines how to vote proxies relating to issues not covered by these Policies; and

            c)    determines when Roxbury may deviate from these Policies.

The Proxy Voting Committee has at least three members at all time. Members of the Committee are comprised of portfolio managers, analysts, and one other Roxbury employee.

The Proxy Voting Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented. Data Integrity will keep documents of proxy decisions made by the Committee. Since Roxbury generally considers the quality of a company's management in making investment decisions, Roxbury regularly votes proxies in accordance with the recommendations of a company's management if there is no conflict with shareholder value.

Roxbury may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Roxbury deems appropriate under the circumstances. As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

Roxbury uses a proxy voting agent to ensure that, as much as possible, votable shares get voted and provide timely reporting for Roxbury and its clients. Data Integrity submits proxy votes for a portfolio to the proxy voting agent if the custodian of the portfolio's assets has a relationship with the agent. Proxies for portfolios not set up at the proxy voting agent will be voted using other means.

III. CONFLICTS OF INTEREST

Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:

            1) Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

            2)    Voting the proxy pursuant to client direction.

Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies:

            a) The issuer is a client of Roxbury and Roxbury manages its portfolio or its retirement plan. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

            b) The issuer is an entity in which the Roxbury industry analyst assigned to review the proxy has a relative(1) in management of the issuer or an acquiring company. In such case, the analyst will not make any vote recommendations and another analyst will review the proxy. Although the proxy will be assigned to a different analyst, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

----------
      (1) For the purposes of these Policies, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

            c) The issuer is an entity in which a Proxy Committee member has a relative in management of the issuer or an acquiring company. In such case, the Proxy Committee member will not vote on the proxy and a member of the Executive Committee will vote instead.

            d) The issuer is an entity in which an officer or director of Roxbury or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Roxbury's last three fiscal years. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

            e) The issuer is Wilmington Trust Corporation. Due to Wilmington Trust Corporation's partial ownership of Roxbury, Roxbury would have a conflict of interest in voting proxies on Wilmington's stock; however, as a matter of policy, Roxbury does not purchase shares of Wilmington Trust Corporation for client portfolios.

            f) Another client or prospective client of Roxbury, directly or indirectly, conditions future engagement of Roxbury on voting proxies in respect of any client's securities on a particular matter in a particular way.

            g) Conflict exists between the interests of an employee benefit plan's portfolio and the plan sponsor's interests. In such case, Roxbury will resolve in favor of the plan's portfolio.

            h) Any other circumstance where Roxbury's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies in respect of a specific vote or circumstance if:

      o The securities in respect of which Roxbury has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the client's holdings with Roxbury.

      o The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the Policies, Roxbury will disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or committee of the Board. The Proxy Voting Committee's determination will take into account only the interests of the Fund, and the Proxy Voting Committee will document the basis for the decision and furnish the documentation to the Fund's Board or committee of the Board.

For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Policies, the Proxy Voting Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third party.

IV. RECORDKEEPING AND RETENTION

Data Integrity retains records relating to the voting of proxies, including:

            a)    a copy of these Policies and any amendments thereto;

            b) a copy of each proxy statement that Roxbury receives regarding client securities;

            c)    a record of each vote cast by Roxbury on behalf of clients;

            d) a copy of any document created by Roxbury that was material to making a decision on how to vote or that memorialized the basis for that decision;

            e) a copy of each written request for information on how Roxbury voted proxies on behalf of the client, and a copy of any written response by Roxbury to any oral or written request for information on how Roxbury voted.

Roxbury will maintain and preserve these records for such period of time as required to comply with applicable laws and regulations.

Roxbury may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by Roxbury maintained by a third party, such as a proxy voting service (provided Roxbury had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

V. CLIENT DISCLOSURE

Roxbury will provide a report of how proxies were voted and copy of its Policies to those clients who request such information. Requests for proxy information may be sent to the attention of Proxy Department, Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401.

                                                                       EXHIBIT A

-----------------------------------------------------------------------------------------------------
                                         ROXBURY CAPITAL MANAGEMENT, LLC
-----------------------------------------------------------------------------------------------------
                                             PROXY VOTING GUIDELINES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           F = FOR A = AGAINST C = CASE BY CASE  T = TAKE NO ACTION
-----------------------------------------------------------------------------------------------------
GENERAL                                               ISSUE
-----------------------------------------------------------------------------------------------------
POSITION
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                 1. OPERATIONAL
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. A       Adjourn meeting
-----------------------------------------------------------------------------------------------------
2. A       Amend quorum requirements
-----------------------------------------------------------------------------------------------------
3. F       Amend minor bylaws
-----------------------------------------------------------------------------------------------------
4. F       Change company name
-----------------------------------------------------------------------------------------------------
5. F       Management proposal: change date, time, or location of annual meeting
-----------------------------------------------------------------------------------------------------
6. A       Shareholder proposal: ability to change date, time, or location of annual meeting
-----------------------------------------------------------------------------------------------------
7. F       Ratify Auditors
-----------------------------------------------------------------------------------------------------
8. C       Shareholder proposals asking companies to prohibit or limit their auditors from
-----------------------------------------------------------------------------------------------------
           engaging in non-audit services
-----------------------------------------------------------------------------------------------------
9. A       Shareholder proposals asking for audit firm rotation
-----------------------------------------------------------------------------------------------------
10. A      Proposals to approve other business when it appears as voting item
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                              2. BOARD OF DIRECTORS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. C       Voting on director nominees in uncontested elections
-----------------------------------------------------------------------------------------------------
2. A       Shareholder proposal to impose a mandatory retirement age for outside directors
-----------------------------------------------------------------------------------------------------
3. F       Proposal to fix the board size or designate a range for the board size
-----------------------------------------------------------------------------------------------------
4. A       Proposals that give management the ability to alter the size of the board outside of
-----------------------------------------------------------------------------------------------------
           a specified range
-----------------------------------------------------------------------------------------------------
5. C       Classification/Declassification of the Board
-----------------------------------------------------------------------------------------------------
6. A       Eliminate cumulative voting
-----------------------------------------------------------------------------------------------------
7. C       Restore or permit cumulative voting
-----------------------------------------------------------------------------------------------------
8. C       Director and Officer indemnification and liability protection
-----------------------------------------------------------------------------------------------------
9. A       Proposals to eliminate directors' and officers' liability for monetary damages for
-----------------------------------------------------------------------------------------------------
           violating the duty of care
-----------------------------------------------------------------------------------------------------
10. A      Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence
-----------------------------------------------------------------------------------------------------
11. F      Proposal providing such expanded coverage in cases when a director's legal
-----------------------------------------------------------------------------------------------------
           defense was unsuccessful if certain criteria are met
-----------------------------------------------------------------------------------------------------
12. C      Establish/amend nominee qualifications
-----------------------------------------------------------------------------------------------------
13. A      Shareholder proposal requiring two candidates per board seat
-----------------------------------------------------------------------------------------------------
14. C      Proposals that provide that directors may be removed only for cause
-----------------------------------------------------------------------------------------------------
15. C      Proposals to restore shareholder ability to remove directors with or without cause
-----------------------------------------------------------------------------------------------------
16. C      Proposals that provide that only continuing directors may elect replacements to fill
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                         ROXBURY CAPITAL MANAGEMENT, LLC
-----------------------------------------------------------------------------------------------------
                                             PROXY VOTING GUIDELINES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           F = FOR A = AGAINST C = CASE BY CASE  T = TAKE NO ACTION
-----------------------------------------------------------------------------------------------------
GENERAL                                               ISSUE
-----------------------------------------------------------------------------------------------------
POSITION
-----------------------------------------------------------------------------------------------------
           board vacancies
-----------------------------------------------------------------------------------------------------
17. C      Proposal that permit shareholders to elect directors to fill board vacancies
-----------------------------------------------------------------------------------------------------
18. C      Independent Chairman (Separate Chairman/CEO)
-----------------------------------------------------------------------------------------------------
19. F      Shareholder proposals asking that a majority or more of directors be independent
-----------------------------------------------------------------------------------------------------
           unless the board composition already meets the proposed threshold of definition of
-----------------------------------------------------------------------------------------------------
           independence
-----------------------------------------------------------------------------------------------------
20. F      Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently to not meet that standard
-----------------------------------------------------------------------------------------------------
21. A      Shareholder proposal: stock ownership requirements
-----------------------------------------------------------------------------------------------------
22. A      Shareholder proposal limiting tenure of outside directors
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                3. PROXY CONTESTS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. C       Voting for director nominees in contested elections
-----------------------------------------------------------------------------------------------------
2. C       Reimbursing proxy solicitation expenses
-----------------------------------------------------------------------------------------------------
3. F       Shareholder proposal requesting that corporations adopt confidential voting, use
-----------------------------------------------------------------------------------------------------
           independent vote tabulators and use independent inspectors of election
-----------------------------------------------------------------------------------------------------
4. F       Management proposals to adopt confidential voting
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. C       Advance notice requirements for shareholder proposals/nominations
-----------------------------------------------------------------------------------------------------
2. C       Proposals giving the board exclusive authority to amend the bylaws
-----------------------------------------------------------------------------------------------------
3. C       Proposals giving the board the ability to amend the bylaws in addition to
-----------------------------------------------------------------------------------------------------
           shareholders
-----------------------------------------------------------------------------------------------------
4. F       Shareholder proposals that ask a company to submit its poison pill for shareholder
-----------------------------------------------------------------------------------------------------
           ratification
-----------------------------------------------------------------------------------------------------
5. C       Shareholder proposal to redeem a company's poison pill
-----------------------------------------------------------------------------------------------------
6. C       Management proposals to ratify a poison pill
-----------------------------------------------------------------------------------------------------
7. A       Proposal to restrict or prohibit shareholder ability to take action by written consent
-----------------------------------------------------------------------------------------------------
8. F       Proposals to allow or make easier shareholder action by written consent
-----------------------------------------------------------------------------------------------------
9. C       Proposals to restrict or prohibit shareholder ability to call special meetings
-----------------------------------------------------------------------------------------------------
10. C      Proposals to remove restriction on the right of shareholders to act independently of
-----------------------------------------------------------------------------------------------------
           management
-----------------------------------------------------------------------------------------------------
11. A      Proposal to require supermajority vote
-----------------------------------------------------------------------------------------------------
12. F      Proposal to lower supermajority vote requirements
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                         ROXBURY CAPITAL MANAGEMENT, LLC
-----------------------------------------------------------------------------------------------------
                                             PROXY VOTING GUIDELINES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           F = FOR A = AGAINST C = CASE BY CASE  T = TAKE NO ACTION
-----------------------------------------------------------------------------------------------------
GENERAL                                               ISSUE
-----------------------------------------------------------------------------------------------------
POSITION
-----------------------------------------------------------------------------------------------------
                                     5. MERGERS AND CORPORATE RESTRUCTURINGS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. F       Appraisal Rights
-----------------------------------------------------------------------------------------------------
2. C       Asset purchases
-----------------------------------------------------------------------------------------------------
3. C       Asset Sales
-----------------------------------------------------------------------------------------------------
4. C       Bundled proposals
-----------------------------------------------------------------------------------------------------
5. C       Conversion of Securities
-----------------------------------------------------------------------------------------------------
6. C       Corporate reorganization/debt restructuring/prepackaged bankruptcy plans/reverse
-----------------------------------------------------------------------------------------------------
           leveraged buyouts/wrap plans
-----------------------------------------------------------------------------------------------------
7. C       Formation of holding company
-----------------------------------------------------------------------------------------------------
8. C       Going private transactions (LBOs and minority squeezeouts)
-----------------------------------------------------------------------------------------------------
9. C       Joint ventures
-----------------------------------------------------------------------------------------------------
10. C      Liquidations
-----------------------------------------------------------------------------------------------------
11. C      Mergers and acquisitions/issuance of shares to facilitate merger or acquisition
-----------------------------------------------------------------------------------------------------
12. C      Private placements/warrants/convertible debentures
-----------------------------------------------------------------------------------------------------
13. C      Spin-offs
-----------------------------------------------------------------------------------------------------
14. C      Value maximization proposals
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                            6. STATE OF INCORPORATION
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. F       Proposals to opt out of control share acquisition statutes unless doing so would
-----------------------------------------------------------------------------------------------------
           enable the completion of a takeover that would be detrimental to shareholders

-----------------------------------------------------------------------------------------------------
2. A       Proposals to amend the charter to include control share acquisition provisions
-----------------------------------------------------------------------------------------------------
3. F       Proposals to restore voting rights to the control shares
-----------------------------------------------------------------------------------------------------
4. F       Control share cash out provisions
-----------------------------------------------------------------------------------------------------
5. F       Disgorgement provisions
-----------------------------------------------------------------------------------------------------
6. C       Fair price provisions
-----------------------------------------------------------------------------------------------------
7. F       Freezeout provisions
-----------------------------------------------------------------------------------------------------
8. F       Adopt antigreenmail charter of bylaw amendments
-----------------------------------------------------------------------------------------------------
9. C       Antigreenmail proposals when bundled with other bylaw amendments
-----------------------------------------------------------------------------------------------------
10. C      Reincorporation proposals
-----------------------------------------------------------------------------------------------------
11. A      Stakeholder provisions
-----------------------------------------------------------------------------------------------------
12. C      State antitakeover statutes
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                              7. CAPITAL STRUCTURE
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. F       Adjustments to par value of common stock
-----------------------------------------------------------------------------------------------------
2. C       Proposal to increase the number of shares of common stock
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                         ROXBURY CAPITAL MANAGEMENT, LLC
-----------------------------------------------------------------------------------------------------
                                             PROXY VOTING GUIDELINES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           F = FOR A = AGAINST C = CASE BY CASE  T = TAKE NO ACTION
-----------------------------------------------------------------------------------------------------
GENERAL                                               ISSUE
-----------------------------------------------------------------------------------------------------
POSITION
-----------------------------------------------------------------------------------------------------
3. C       Proposals at companies with dual-class capital structures to increase the number of
-----------------------------------------------------------------------------------------------------
           authorized shares of the class that has superior voting rights
-----------------------------------------------------------------------------------------------------
4. C       Proposals to approve increases beyond the allowable increase when a company's
-----------------------------------------------------------------------------------------------------
           shares are in danger of being delisted.
-----------------------------------------------------------------------------------------------------
5. A       Proposals to create a new class of common stock with superior voting rights
-----------------------------------------------------------------------------------------------------
6. F       Proposal to create a new class of nonvoting or sub voting common stock
-----------------------------------------------------------------------------------------------------
7. A       Issue stock for use with rights plan
-----------------------------------------------------------------------------------------------------
8. C       Shareholder proposal: preemptive rights
-----------------------------------------------------------------------------------------------------
9. A       Proposal authorizing the creation of new classes of preferred stock with unspecified
-----------------------------------------------------------------------------------------------------
           voting rights and other rights
-----------------------------------------------------------------------------------------------------
10. F      Proposals to create "declawed" blank check preferred stock
-----------------------------------------------------------------------------------------------------
11. F      Proposals to authorize preferred stock where company specifies reasonable terms
-----------------------------------------------------------------------------------------------------
12. A      Proposal to increase the number of blank check preferred stock when shares have
-----------------------------------------------------------------------------------------------------
           not been issued for a specific purpose
-----------------------------------------------------------------------------------------------------
13. C      Proposal to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns
-----------------------------------------------------------------------------------------------------
14. C      Recapitalization
-----------------------------------------------------------------------------------------------------
15. F      Proposal to implement a reverse stock split when the number of authorized shares
-----------------------------------------------------------------------------------------------------
           will be proportionately reduced
-----------------------------------------------------------------------------------------------------
16. F      Proposal to implement a reverse stock split to avoid delisting
-----------------------------------------------------------------------------------------------------
17. C      Proposal to implement a reverse stock split that do not proportionately reduce the
-----------------------------------------------------------------------------------------------------
           number of shares authorized
-----------------------------------------------------------------------------------------------------
18. F      Share repurchase programs
-----------------------------------------------------------------------------------------------------
19. F      Stock distributions: splits and dividends
-----------------------------------------------------------------------------------------------------
20. C      Tracking stock
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                     8. EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. C       Compensation plans
-----------------------------------------------------------------------------------------------------
2. C       Compensation plans for directors
-----------------------------------------------------------------------------------------------------
3. C       Plans which provide participants with the option of taking all or a portion of their
-----------------------------------------------------------------------------------------------------
           cash compensation in the form of stock
-----------------------------------------------------------------------------------------------------
4. C       Plans which provide a dollar for dollar cash for stock exchange
-----------------------------------------------------------------------------------------------------
5. C       Plans which do not provide a dollar for dollar cash for stock exchange
-----------------------------------------------------------------------------------------------------
6. A       Retirement plans for non-employee directors
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                         ROXBURY CAPITAL MANAGEMENT, LLC
-----------------------------------------------------------------------------------------------------
                                             PROXY VOTING GUIDELINES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           F = FOR A = AGAINST C = CASE BY CASE  T = TAKE NO ACTION
-----------------------------------------------------------------------------------------------------
GENERAL                                               ISSUE
-----------------------------------------------------------------------------------------------------
POSITION
-----------------------------------------------------------------------------------------------------
7. F       Shareholder proposal to eliminate retirement plans for non-employee directors
-----------------------------------------------------------------------------------------------------
8. C       Management proposals seeking approval to reprice options
-----------------------------------------------------------------------------------------------------
9. C       Employee stock purchase plans
-----------------------------------------------------------------------------------------------------
10. C      Proposal that amend shareholder approved compensation plans to include
-----------------------------------------------------------------------------------------------------
           administrative features
-----------------------------------------------------------------------------------------------------
11. C      Proposals to add performance goals to existing compensation plans that comply
-----------------------------------------------------------------------------------------------------
           with Section 162(m)
-----------------------------------------------------------------------------------------------------
12. C      Amend existing plans to increase shares reserved and to qualify for favorable tax
-----------------------------------------------------------------------------------------------------
           treatment under Section 162(m)
-----------------------------------------------------------------------------------------------------
13. C      Cash or cash and stock bonus plans submitted to shareholder for the purpose of
-----------------------------------------------------------------------------------------------------
           exempting compensation under Section 162(m)
-----------------------------------------------------------------------------------------------------
14. F      Employee stock ownership plans
-----------------------------------------------------------------------------------------------------
15. F      401(k) employee benefit plans
-----------------------------------------------------------------------------------------------------
16. F      Shareholder proposal seeking additional disclosure of executive and director pay
-----------------------------------------------------------------------------------------------------
           information
-----------------------------------------------------------------------------------------------------
17. A      Shareholder proposal seeking to set absolute levels on compensation
-----------------------------------------------------------------------------------------------------
18. A      Shareholder proposal requiring director fees to be paid in stock only
-----------------------------------------------------------------------------------------------------
19. F      Shareholder proposal to put option repricings to a shareholder vote
-----------------------------------------------------------------------------------------------------
20. C      All other shareholder proposals regarding executive and director pay
-----------------------------------------------------------------------------------------------------
21. C      Shareholder proposal on option expensing
-----------------------------------------------------------------------------------------------------
22. C      Shareholder proposal on performance based stock options
-----------------------------------------------------------------------------------------------------
23. F      Shareholder proposal to require golden or tin parachutes to be submitted for
-----------------------------------------------------------------------------------------------------
           shareholder ratification
-----------------------------------------------------------------------------------------------------
24. C      Proposals to ratify or cancel golden or tin parachutes
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                       9. SOCIAL AND ENVIRONMENTAL ISSUES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                        CONSUMER ISSUES AND PUBLIC SAFETY
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1. C       Proposal to phase out the use of animals in product testing
-----------------------------------------------------------------------------------------------------
2. A       Proposals seeking a report on the company's animal welfare standards
-----------------------------------------------------------------------------------------------------
3. C       Drug pricing
-----------------------------------------------------------------------------------------------------
4. C       Proposals to label genetically modified ingredients
-----------------------------------------------------------------------------------------------------
5. A       Proposals asking for a report on the feasibility of labeling products containing
-----------------------------------------------------------------------------------------------------
           GMOs
-----------------------------------------------------------------------------------------------------
6. A       Proposals to completely phase out GMOs from the company's products
-----------------------------------------------------------------------------------------------------
7. C       Reports outlining the steps necessary to eliminate GMOs from the company's
-----------------------------------------------------------------------------------------------------
           products
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                         ROXBURY CAPITAL MANAGEMENT, LLC
-----------------------------------------------------------------------------------------------------
                                             PROXY VOTING GUIDELINES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           F = FOR A = AGAINST C = CASE BY CASE  T = TAKE NO ACTION
-----------------------------------------------------------------------------------------------------
GENERAL                                               ISSUE
-----------------------------------------------------------------------------------------------------
POSITION
-----------------------------------------------------------------------------------------------------
8. A       Proposal seeking a report on the health and environmental effects of GMOs and
-----------------------------------------------------------------------------------------------------
           the company's strategy for phasing out GMOs in the event they become illegal in
-----------------------------------------------------------------------------------------------------
           the U.S.
-----------------------------------------------------------------------------------------------------
9. A       Requests for reports on a company's policies aimed at curtailing gun violence in the
-----------------------------------------------------------------------------------------------------
           U.S.
-----------------------------------------------------------------------------------------------------
10. C      Requests for reports on the company's procedures for preventing predatory lending
-----------------------------------------------------------------------------------------------------
11. C      All other tobacco related proposals
-----------------------------------------------------------------------------------------------------
12. A      Tobacco proposals seeking stronger product warnings
-----------------------------------------------------------------------------------------------------
13. A      Tobacco proposals prohibiting investment in tobacco equities
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                             ENVIRONMENT AND ENERGY
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
14. C      Reports outlining potential environmental damage from drilling in the Arctic National
-----------------------------------------------------------------------------------------------------
           Wildlife Refuge
-----------------------------------------------------------------------------------------------------
15. C      Proposals to adopt the CERES principles
-----------------------------------------------------------------------------------------------------
16. A      Requests for reports disclosing the company's environmental policies
-----------------------------------------------------------------------------------------------------
17. A      Report on the level of greenhouse gas emission from the company's operations and
-----------------------------------------------------------------------------------------------------
           products
-----------------------------------------------------------------------------------------------------
18. C      Proposal to adopt a comprehensive recycling strategy
-----------------------------------------------------------------------------------------------------
19. C      Proposal to invest in renewable energy sources
-----------------------------------------------------------------------------------------------------
20. A      Requests for reports on the feasibility of developing renewable energy sources
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                            GENERAL CORPORATE ISSUES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
21. A      Proposal to review ways of linking executive compensation to social factors
-----------------------------------------------------------------------------------------------------
22. A      Proposals asking the company to affirm political nonpartisanship
-----------------------------------------------------------------------------------------------------
23. A      Proposals to report or publish in newspapers the company's political contributions
-----------------------------------------------------------------------------------------------------
24. A      Proposals disallowing the company from making political contributions
-----------------------------------------------------------------------------------------------------
25. A      Proposals restricting the company from making charitable contributions
-----------------------------------------------------------------------------------------------------
26. A      Proposals asking for a list of company executives, directors, consultants that have
-----------------------------------------------------------------------------------------------------
           prior government service
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                        LABOR STANDARDS AND HUMAN RIGHTS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                         ROXBURY CAPITAL MANAGEMENT, LLC
-----------------------------------------------------------------------------------------------------
                                             PROXY VOTING GUIDELINES
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
           F = FOR A = AGAINST C = CASE BY CASE  T = TAKE NO ACTION
-----------------------------------------------------------------------------------------------------
GENERAL                                               ISSUE
-----------------------------------------------------------------------------------------------------
POSITION
-----------------------------------------------------------------------------------------------------
27. A      Proposals to implement the China Principles
-----------------------------------------------------------------------------------------------------
28. A      Requests for reports detailing the company's operations in a particular country and
-----------------------------------------------------------------------------------------------------
           steps to protect human rights
-----------------------------------------------------------------------------------------------------
29. A      Proposal to implement certain human rights standards at company facilities or
-----------------------------------------------------------------------------------------------------
           those of its suppliers to commit to outside, independent monitoring
-----------------------------------------------------------------------------------------------------
30. A      Reports outlining vendor standards compliance
-----------------------------------------------------------------------------------------------------
31. A      Proposals to endorse or increase activity on the MacBride Principles
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                MILITARY BUSINESS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
32. A      Reports on foreign military sales or offsets
-----------------------------------------------------------------------------------------------------
33. C      Proposals asking a company to renounce future involvement in antipersonnel
-----------------------------------------------------------------------------------------------------
           landmine production
-----------------------------------------------------------------------------------------------------
34. C      Proposals asking a company to renounce future involvement in cluster bomb
-----------------------------------------------------------------------------------------------------
           production
-----------------------------------------------------------------------------------------------------
35. A      Proposals asking a company to cease production of nuclear weapons components
-----------------------------------------------------------------------------------------------------
           and delivery systems
-----------------------------------------------------------------------------------------------------
36. A      Reports on a company's involvement in spaced-based weaponization
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                               WORKPLACE DIVERSITY
-----------------------------------------------------------------------------------------------------
37. A      Reports on the company's efforts to diversify the board
-----------------------------------------------------------------------------------------------------
38. C      Proposals asking the company to increase the representation of women and
-----------------------------------------------------------------------------------------------------
           minorities on the board
-----------------------------------------------------------------------------------------------------
39. A      Reports outlining the company's affirmative action initiatives
-----------------------------------------------------------------------------------------------------
40. A      Proposals seeking information on the diversity efforts of suppliers and service
-----------------------------------------------------------------------------------------------------
           providers
-----------------------------------------------------------------------------------------------------
41. A      Reports outlining the company's progress towards the Glass Ceiling Commission's
-----------------------------------------------------------------------------------------------------
           business recommendations
-----------------------------------------------------------------------------------------------------
42. C      Proposal to amend the company's EEO policy to include sexual orientation
-----------------------------------------------------------------------------------------------------
43. A      Proposals to extend company benefits to or eliminate benefits from domestic
-----------------------------------------------------------------------------------------------------
           partners
-----------------------------------------------------------------------------------------------------

                                 WT MUTUAL FUND

              WILMINGTON FUNDAMENTALLY WEIGHTED LARGE COMPANY FUND WILMINGTON FUNDAMENTALLY WEIGHTED SMALL COMPANY FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2007

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds current prospectuses dated November 1, 2007, as amended from time to time. A copy of each current prospectus may be obtained without charge, on the Funds website at HTTP://WWW.WILMINGTONFUNDS.COM, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


GENERAL INFORMATION .....................................................      1
INVESTMENT POLICIES .....................................................      1
DISCLOSURE OF FUND HOLDINGS .............................................      8
INVESTMENT LIMITATIONS ..................................................      9
TRUSTEES AND OFFICERS ...................................................     11
CODE OF ETHICS ..........................................................     17
PROXY VOTING ............................................................     18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .....................     18
INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES ...........................     18
WILMINGTON TRUST INVESTMENT MANAGEMENT LLC ..............................     20
ADMINISTRATION AND ACCOUNTING SERVICES ..................................     20
ADDITIONAL SERVICE PROVIDERS ............................................     21
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN ..............................     22
PORTFOLIO MANAGERS ......................................................     23
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................     25
CAPITAL STOCK AND OTHER SECURITIES ......................................     27
PURCHASE, REDEMPTION AND PRICING OF SHARES ..............................     28
DIVIDENDS ...............................................................     30
TAXATION OF THE FUNDS ...................................................     30
APPENDIX A  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES ...    A-1
APPENDIX B  DESCRIPTION OF SECURITIES RATINGS ...........................    B-1
APPENDIX C  RODNEY SQUARE MANAGEMENT CORPORATION  PROXY POLICIES,
   PROCEDURES, AND VOTING GUIDELINES ....................................    C-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following Funds described in this SAI:
Wilmington Fundamentally Weighted Large Company Fund and Wilmington Fundamentally Weighted Small Company Fund (each a "Fund," and collectively, the "Funds"). Each of these Funds issues Institutional and A Shares. Each Fund is a diversified open-end management investment company.

                               INVESTMENT POLICIES


The following information supplements the information concerning each Fund's investment objective, policies and limitations found in its prospectus. The Funds seek to achieve their investment objective by investing at least 80% of its assets in equity securities. This 80% policy may be changed without shareholder approval upon 60 days written notice to shareholders.


BANK OBLIGATIONS. The Funds may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.


Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

      o BANKERS ACCEPTANCES. The Funds may invest in bankers acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.


      o CERTIFICATES OF DEPOSIT. The Funds may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      o TIME DEPOSITS. The Funds may invest in time deposits, which are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by a Nationally Recognized Statistical Rating Organization ("NRSRO"), such as Moody's Investor Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") or, if not rated, determined by Rodney Square Management Corporation ("RSMC") to be of comparable quality.

DEBT SECURITIES. The Funds may invest in debt securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends, interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

DERIVATIVES. The Funds may invest in a variety of derivative investments, to the extent permitted by their investment objectives and policies, to seek income for hedging purposes, to seek to replicate the composition and performance of a particular index, to seek exposure to a particular asset class, for liquidity purposes or as part of their overall investment strategies. Some derivative investments the Funds may use are the hedging instruments described below in this SAI and in Appendix A. Segregated accounts will be maintained for all derivative transactions, to the extent required by the 1940 Act.


The Funds may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options") The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent they may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes.


Such derivative investments in which the Funds may invest include "index-linked," "commodity-linked," "equity-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Principal and/or interest payments on commodity-linked notes and equity-linked notes may depend on the price of an underlying commodity or security or the performance of an underlying commodity or equity index. Currency-linked securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Other derivative investments the Funds may use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the investment adviser expected.


If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund's investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the derivative instruments or related strategies discussed, and no assurance can be given that any derivative instrument will perform as expected or that a strategy used will succeed. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

EQUITY-LINKED SECURITIES. The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to a Fund's restriction on investments in illiquid securities.

FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case the Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. A Fund's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

HEDGING STRATEGIES. The Funds may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. A Fund may not, knowingly, invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees of the Trust ("Board") has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission ("SEC") exemption is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if: (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund's total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the limitations of Section 12(d)(1).

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under "Investment Limitations" below, the Funds do not invest directly in commodities. However, a Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources, or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Funds may purchase call options on securities that the investment adviser or sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

PREFERRED STOCK. The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE COMPANIES. The Funds may invest in securities of domestic and foreign companies that are engaged in the real estate industry ("Real Estate Companies"). The Funds consider a company to be a Real Estate Company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Funds may invest in Real Estate Companies, such as equity real estate investment trusts ("REITs") that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry. The Funds may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry.


Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. The Funds may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.


The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.


REITS. The Funds may invest in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests.


REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds, when investing in REITs, will bear their proportionate share of the costs of the REITs' operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. The Funds may invest in restricted securities. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each of the Funds is subject to a Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. The Funds may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund and all deemed borrowing exceeds one-third of the value of the Fund's total assets taken at fair market value. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentages of the Fund's total assets on loan. Collateral must be valued daily by the investment adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund may make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities.

U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

TEMPORARY DEFENSIVE POSITIONS. The Funds may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO (see Appendix B), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the fiscal period ended June 30, 2007 were 5% and 30% for the Large Company Fund and Small Company Fund, respectively.

                           DISCLOSURE OF FUND HOLDINGS

The Trust has policies and procedures in place regarding the disclosure of securities holdings of the Funds which are designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Trust provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by Federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Trust may, but is not required to, post a Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Trust. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, the Trust may post information on a website about the number of securities a Fund holds, a summary schedule of investments, a Fund's top ten holdings, and a percentage breakdown of a Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund's holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Trust may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Trust may also distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to the Trust's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Funds investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, on the other, the Trust's Chief Compliance Officer ("CCO") must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of portfolio holdings. The Trust's CCO must report all arrangements to disclose portfolio holdings information to the Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.


Before any non-public disclosure of information about a Fund's holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.


Each of the following third parties have been approved to receive portfolio holdings information: (i) the Trust's sub-administrator and accounting agent;
(ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Funds' custodian in connection with its custody of Fund assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and S&P. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information without specific authorization. The Trust's investment advisers and service providers will establish procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies.


The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:

Banc of America
Barclays Capital Inc.
Bear Stearns & Co. Inc.
Bloomberg
Coates Analytics, LP
Commerce Capital Markets, Inc.
Factset
Fidelity
Interactive Data
Investedge
Legg Mason Wood Walker
Lehman Brothers
Lipper
Longview
Loop Capital Markets
Maslow
Morgan Stanley
Morningstar
Piper Jaffray & Company
Plexus
RBC Dain Rauscher
Siebert Brandford Shark
Standard & Poors
Starboard Capital Markets LLC
Stephens Inc.
Stern, Agee & Leach
Stone & Youngberg
Thompson Financial
Vestek
Wachovia Securities
William Blair & Co., LLC

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

The following non-fundamental policies apply to the Funds and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. A Fund will not:

1. purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations") or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations are treated as U.S. Government obligations;

2. invest 25% or more of the value of the Fund's assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3. issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33-1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4. make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

9. engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

10. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

11. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, the Funds will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.


                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                           PRINCIPAL          FUND            OTHER
                             POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
        NAME AND              HELD WITH          LENGTH OF TIME           DURING PAST      OVERSEEN BY       HELD BY
     DATE OF BIRTH              TRUST                SERVED               FIVE YEARS        TRUSTEE(1)       TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
TED T. CECALA(2)               Trustee       Shall serve at the       Director,                23        Wilmington
Date of Birth: 1/49                          pleasure of the          Chairman of the                    Trust
                                             Board and until          Board, and Chief                   Corporation;
                                             successor is elected     Executive Officer                  Wilmington
                                             and qualified.           of Wilmington                      Trust
                                             Trustee since August     Trust Corporation                  Company.
                                             2007.                    and Wilmington
                                                                      Trust Company
                                                                      since 1996.


----------
(1) The "Fund Complex" currently consists of the Trust (23 funds), CRM Mutual Fund Trust (5 funds) and The Roxbury Funds (2 funds).

(2) Mr. Cecala is an "Interested Trustee" by reason of his positions with Wilmington Trust Corporation and Wilmington Trust Company, each an affiliate of RSMC, an investment adviser to the Trust.

                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                           PRINCIPAL          FUND            OTHER
                             POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
        NAME AND              HELD WITH          LENGTH OF TIME           DURING PAST      OVERSEEN BY       HELD BY
     DATE OF BIRTH              TRUST                SERVED               FIVE YEARS        TRUSTEE(1)       TRUSTEE
------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(3)         Trustee       Shall serve until        Retired since            23        FundVantage
Date of Birth: 2/49                          death, resignation or    February 2006;                     Trust
                                             removal. Trustee         Executive Vice                     (registered
                                             since October 1998,      President of                       investment
                                             President and            Wilmington Trust                   company)
                                             Chairman of the          Company from
                                             Board from October       February 1996 to
                                             1998 to January          February 2006;
                                             2006.                    President of
                                                                      Rodney Square
                                                                      Management
                                                                      Corporation
                                                                      ("RSMC") from
                                                                      1996 to 2005;
                                                                      Vice President of
                                                                      RSMC 2005 to
                                                                      2006.

------------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                  Trustee       Shall serve until        Founder and co-          23        First Potomac
Date of Birth: 3/44                          death, resignation or    manager, R. H.                     Realty Trust
                                             removal. Trustee         Arnold & Co., Inc.                 (real estate
                                             since May 1997.          (financial                         investment
                                                                      consulting) since                  trust).
                                                                      1989.

------------------------------------------------------------------------------------------------------------------------
DR. ERIC BRUCKER               Trustee       Shall serve until        Professor of             23        None
Date of Birth: 12/41                         death, resignation or    Economics,
                                             removal. Trustee         Widener
                                             since October 1999.      University since
                                                                      July 2004;
                                                                      formerly, Dean,
                                                                      School of
                                                                      Business
                                                                      Administration of
                                                                      Widener
                                                                      University from
                                                                      2001 to 2004.


----------
(3) Mr. Christian is an "Interested Trustee" by reason of his previous employment with RSMC, an investment adviser to the Trust.

                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                           PRINCIPAL          FUND            OTHER
                             POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
        NAME AND              HELD WITH          LENGTH OF TIME           DURING PAST      OVERSEEN BY       HELD BY
     DATE OF BIRTH              TRUST                SERVED               FIVE YEARS        TRUSTEE(1)       TRUSTEE
------------------------------------------------------------------------------------------------------------------------
NICHOLAS GIORDANO            Trustee and     Shall serve until        Consultant,              23        Kalmar Pooled
Date of Birth: 3/43        Chairman of the   death, resignation or    financial services                 Investment
                                Board        removal. Trustee         organizations from                 Trust; The
                                             since October 1998.      1997 to present;                   RBB Fund Inc.
                                                                      Interim President,                 (registered
                                                                      LaSalle University                 investment
                                                                      from 1998 to                       companies);
                                                                      1999.                              Independence
                                                                                                         Blue Cross;
                                                                                                         IntriCon
                                                                                                         Corporation
                                                                                                         (industrial
                                                                                                         furnaces and
                                                                                                         ovens);
                                                                                                         Commerce
                                                                                                         Bancorp, Inc.

------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN, JR.               Trustee       Shall serve until        Self-employed            28        CRM Mutual
Date of Birth: 5/35                          death, resignation or    financial                          Fund Trust
                                             removal. Trustee         consultant since                   (since June
                                             since October 1999.      1991.                              2005); WHX
                                                                                                         Corporation
                                                                                                         (industrial
                                                                                                         manufacturer).

------------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN               Trustee       Shall serve until        Retired since            23        None
Date of Birth: 5/32                          death, resignation or    1993; Former
                                             removal. Trustee         Chief Financial
                                             since October 1999.      Officer of E.I. du
                                                                      Pont de Nemours
                                                                      and Co.
------------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT                Trustee       Shall serve until        Dean and                 23        The RBB
Date of Birth: 4/51                          death, resignation or    Professor of Law,                  Fund, Inc.
                                             removal. Trustee         Villanova                          (registered
                                             since November           University School                  investment
                                             2001.                    of Law since July                  company);
                                                                      1997.                              NYSE
                                                                                                         Regulation,
                                                                                                         Inc.; Financial
                                                                                                         Industry
                                                                                                         Regulatory
                                                                                                         Authority
                                                                                                         (FINRA)

As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS


                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                           PRINCIPAL          FUND            OTHER
                             POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS AND           HELD WITH          LENGTH OF TIME           DURING PAST      OVERSEEN BY       HELD BY
     DATE OF BIRTH              TRUST                SERVED               FIVE YEARS        TRUSTEE(1)       TRUSTEE
----------------------------------------------------------------------------------------------------------------------
NEIL WOLFSON               President and     Shall serve at the       President and            N/A             N/A
Date of Birth: 6/64        Chief             pleasure of the          Chief Executive
                           Executive         Board and until          Officer of
                           Officer           successor is elected     Wilmington Trust
                                             and qualified.           Investment
                                             Officer since            Management,
                                             January 2006             LLC ("WTIM")
                                                                      since July 2004;
                                                                      Previously,
                                                                      Partner with
                                                                      KPMG (public
                                                                      accounting) from
                                                                      1996 to 2004.
------------------------------------------------------------------------------------------------------------------------
CLAYTON M.                 Vice President    Shall serve at the       Vice President,          N/A             N/A
ALBRIGHT                                     pleasure of the Board    RSMC since
1100 North Market Street                     and until successor is   2001; Vice
Wilmington, DE 19890                         elected and qualified.   President of
Date of Birth: 9/53                          Officer since October    WTIM since
                                             1998.                    2006; Vice
                                                                      President,
                                                                      Wilmington Trust
                                                                      Company since
                                                                      1997.
------------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.       Vice President    Shall serve at the       Vice President,          N/A             N/A
1100 North Market Street                     pleasure of the Board    RSMC since
Wilmington, DE 19890                         and until successor is   1992.
Date of Birth: 1/57                          elected and qualified.
                                             Officer since
                                             November 1999.

------------------------------------------------------------------------------------------------------------------------
JOHN J. KELLEY             Vice President    Shall serve at the       Vice President of        N/A             N/A
1100 North Market Street   & Chief           pleasure of the Board    RSMC since July
Wilmington, DE 19890       Financial         and until successor is   2005; Vice
Date of Birth: 9/59        Officer           elected and qualified.   President of PFPC
                                             Officer since            Inc. from January
                                             September 2005.          2005 to July 2005;
                                                                      Vice President of
                                                                      Administration,
                                                                      1838 Investment
                                                                      Advisors, LP from
                                                                      1999 to 2005.

EXECUTIVE OFFICERS


                                                                                           NUMBER OF
                                                                                            FUNDS IN
                                                                           PRINCIPAL          FUND            OTHER
                             POSITION(S)       TERM OF OFFICE AND        OCCUPATION(S)       COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS AND           HELD WITH          LENGTH OF TIME           DURING PAST      OVERSEEN BY       HELD BY
     DATE OF BIRTH              TRUST                SERVED               FIVE YEARS        TRUSTEE(1)       TRUSTEE
------------------------------------------------------------------------------------------------------------------------
ANNA M.                    Chief             Shall serve at the       Chief Compliance         N/A             N/A
BENCROWSKY                 Compliance        pleasure of the Board    Officer, Rodney
1100 North Market Street   Officer &         and until successor is   Square
Wilmington, DE 19890       Anti-Money        elected and qualified;   Management
Date of Birth: 5/51        Laundering        Officer since            Corporation since
                           Officer           September 2004.          2004; Vice
                                                                      President and
                                                                      Chief Compliance
                                                                      Officer, 1838
                                                                      Investment
                                                                      Advisors, LP
                                                                      from 1998 to
                                                                      2004.
------------------------------------------------------------------------------------------------------------------------
CHARLES D. CURTIS          Vice President    Shall serve at the       Vice President of        N/A             N/A
1100 North Market Street   & Treasurer       pleasure of the Board    RSMC since
Wilmington, DE 19890                         and until successor is   February 2007,
Date of Birth: 10/55                         elected and qualified;   Vice President of
                                             Officer since            PFPC Inc. from
                                             February 2007.           1991 to 2007.
------------------------------------------------------------------------------------------------------------------------
EDWARD W. DIFFIN,          Vice President    Shall serve at the       Vice President of        N/A             N/A
JR.                        & Secretary       pleasure of the Board    RSMC since
1100 North Market Street                     and until successor is   November 2006;
Wilmington, DE 19890                         elected and qualified;   Coleman Counsel
Date of Birth: 1/52                          Officer since            from November
                                             February 2007.           2005 to
                                                                      November 2006;
                                                                      Vice President
                                                                      and Senior
                                                                      Counsel of
                                                                      Merrill Lynch &
                                                                      Co., Inc. from
                                                                      1994 to 2005.

RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds financial operations and performance, oversee the activities and legal compliance of the Funds investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of eight individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met six times during the fiscal year ended June 30, 2007. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.


AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Quindlen serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to: (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2007, there were four meetings of the Audit Committee.


NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO or the Trust. During the fiscal year ended June 30, 2007, there were two meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.


REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker and Sargent, each of whom is an Independent Trustee, and Mr. Christian, an Interested Trustee. Dr. Brucker serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee: (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's CCO regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's Rule 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2007, there were four meetings of the Regulatory Oversight Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2006.

                                                                AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES IN
                                                                ALL REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN BY TRUSTEE
                            DOLLAR RANGE OF EQUITY SECURITIES   WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO   IN EACH FUND                        INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
   Ted T. Cecala                           NONE                         Over $100,000

                                                                AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES IN
                                                                ALL REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN BY TRUSTEE
                            DOLLAR RANGE OF EQUITY SECURITIES   WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO   IN EACH FUND                        INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------
   Robert J. Christian                     NONE                              NONE
INDEPENDENT TRUSTEES
   Robert Arnold                           NONE                              NONE
   Eric Brucker                            NONE                        $50,001-$100,000
   Nicholas Giordano                       NONE                        $50,001-$100,000
   Louis Klein, Jr.                        NONE                        $50,001-$100,000
   John J. Quindlen                        NONE                         Over $100,000
   Mark A. Sargent                         NONE                        $10,001-$50,000

As of December 31, 2006, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended June 30, 2007 for their service to the Trust and the total compensation paid to the Trustees by the Fund complex:


                                                                                                   TOTAL
                                              PENSION OR RETIREMENT                            COMPENSATION
                              AGGREGATE        BENEFITS ACCRUED AS          ESTIMATED              FROM
                          COMPENSATION FROM     PART OF THE TRUST     ANNUAL BENEFITS UPON     FUND COMPLEX
INDEPENDENT TRUSTEE           THE TRUST              EXPENSES              RETIREMENT        PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert H. Arnold               $57,500                 None                   None                $57,500

Dr. Eric Brucker               $63,500                 None                   None                $63,500

Robert J. Christian            $57,500                 None                   None                $57,500

Nicholas Giordano              $85,000                 None                   None                $85,000

Louis Klein, Jr.               $52,500                 None                   None                $52,500

Clement C. Moore, II(1)        $10,250                 None                   None                $10,250

John J. Quindlen               $71,250                 None                   None                $71,250

Mark A. Sargent                $68,500                 None                   None                $68,500

----------
1     Mr. Moore resigned as a Trustee on July 31, 2006.


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-adviser to the Funds of the Trust and the Distributor have adopted a code of ethics (each , a "Code" and together, the "Codes").

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.

                                  PROXY VOTING

The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Funds. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

Each of the investment advisers has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in where RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Fund's shareholders. RSMC believes that consistently voting in accordance with their stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a Securities Review Committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's proxy voting policies and procedures are attached herewith as Appendix C.

The Funds' proxy voting record as of June 30, 2007 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. October 2, 2007 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of October 2, 2007, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

Fund, Name, City and State                                                 Ownership Percentage
-------------------------------------------------------------------------------------------------
Wilmington Fundamentally Weighted Small Company Fund -
Institutional Shares
Wilmington Trust Company                                                          13.01%
TTEE U/W H F Brown for Univ. of Delaware
Wilmington, DE  19899

Wilmington Trust Corporation                                                      47.30%
Wilmington, DE  19890

Wilmington Trust Company                                                           5.63%
TTEE w/ Maurice Kanbar NIM-CRUT NO 1
Wilmington, DE  19899

Wilmington Fundamentally Weighted Small Company Fund -
A Shares
Wilmington Trust Corporation                                                      100.00%
Wilmington, DE  19890

Wilmington Fundamentally Weighted Large Company Fund - Institutional Shares
Wilmington Trust Company                                                           5.90%
Inv. Agt. w/ John J. Curley
Wilmington, DE  19899

Wilmington Trust Corporation                                                      14.99%
Wilmington, DE 19890

Wilmington Fundamentally Weighted Large Company Fund -A Shares
Wilmington Trust Corporation                                                      63.56%
Wilmington, DE  19899

NFS LLC FEBO IRA of Douglas A. Calhoun                                            18.40%
Laurel, DE 19956

NFS LLC FEBO Frank J. Cosentino                                                   18.05%
Brooklyn, NY 11204



                  INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust Investment Management, LLC, is a wholly owned subsidiaries of Wilmington Trust Corporation, are each registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and a broker dealer. Cramer Rosenthal McGlynn, ("CRM"), and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.

Pursuant to an investment advisory agreement between the Trust and RSMC, RSMC manages the assets of the Funds (the "Investment Advisory Agreement").

The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated by a Fund or the investment adviser on 60 days written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of each Fund's average daily net assets ("Assets"): 0.40% on the first $1 billion in Assets; 0.35% on the next $1 billion in Assets; 0.30% on Assets over $2 billion.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed 0.60% with respect to the Funds.


This waiver will remain in place until June 30, 2012. The Board may, in its discretion, terminate the expense limitation arrangement with respect to Funds or a class thereof prior to such termination date.

For its services as investment adviser, RSMC earned the following fees for each of the Funds for the period indicated:

                                                 FOR THE FISCAL
                                                   YEAR ENDED
FUND                                             JUNE 30, 2007*

Large Company Fund                                  $ 31,557
Small Company Fund                                  $ 16,027


*     For the period December 18, 2006 (commencement of operations) to June 30,
      2007.


For each of the Funds, RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding class-specific expenses such as Rule 12b-1, shareholder service and transfer agency fees, exceed 0.60%. These waivers will remain in place until June 30, 2012. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Fund or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses of the Funds in the following amounts:

                                                 FOR THE FISCAL
                                                   YEAR ENDED
FUND                                             JUNE 30, 2007*

Large Company Fund                                  $ 90,128
Small Company Fund                                  $100,637


*     For the period December 18, 2006 (commencement of operations) to June 30,
      2007.

WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC

Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30326 provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM (the "Sub-Advisory Agreement"). WTIM may receive a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's contractual advisory fee. The fee shall be payable monthly as soon as practicable after the last day of each month.


WTIM or Balentine & Company, WTIM's predecessor, received the following fees from RSMC (not the Funds) for its services during the Funds' last three fiscal years:

FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
  JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
-----------------   -----------------   -----------------
    $4,659,541          $2,031,310           $551,261


In addition, WTIM received the following fees paid by the Funds for its services as sub-adviser to the Fund for the period since inception of the Funds (December 18, 2006) to June 30, 2007.

ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC has agreed to: (a) direct the investments of each Fund, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC has agreed to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to its contract with the Funds. The Trust and/or the investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and any Interested Trustee who is currently employed by and affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Fund relating to research, statistical and investment activities are paid by the investment adviser.

Each class of shares of the Funds pays its respective pro-rata portion of the advisory fee payable by the Fund.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration Agreement dated May 1, 2006, RSMC performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust's registration statement, assisting in obtaining the fidelity bond and directors' and officers' errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust's corporate calendar, maintaining Trust contract files, providing non-investment related statistical and research data as may be requested by the Board, and providing executive and administrative services to support the Independent Trustees. For its services under the Administration Agreement, RSMC receives a fee equal to: 0.0185% of the first $2 billion of the Trust's total aggregate net assets; 0.0175% of the next $2 billion of the Trust's total aggregate net assets; 0.0125% of the next $2 billion of the Trust's total aggregate net assets; and 0.0080% of the Trust's total aggregate net assets in excess of $6 billion.

For its services as administrator for the fiscal year ended June 30, 2007, RSMC earned the following fees for each Fund:

                                   FOR THE FISCAL
                                     YEAR ENDED
FUND                               JUNE 30, 2007*

Large Company Fund                     $1,349
Small Company Fund                     $  700


*     For the period December 18, 2006 (commencement of operations) to June 30,
      2007.

Pursuant to a Sub-Administration and Accounting Services Agreement dated May 1, 2006, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds.


For its services as sub-administrator for the fiscal year ended June 30, 2007, PFPC earned the following fees, after waivers, from each Fund:

                                   FOR THE FISCAL
                                     YEAR ENDED
FUND                               JUNE 30, 2007*

Large Company Fund                     $ 9,963
Small Company Fund                     $10,016


*     For the period December 18, 2006 (commencement of operations) to June 30,
      2007.

Pursuant to a Compliance Services Agreement dated May 1, 2006, RSMC also provides the following services to the Trust and the Funds: employs an individual suitable to the Board to fulfill the role of CCO of the Trust; monitors each Fund's compliance with the investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, and the investment objectives, policies and restrictions of the Trust applicable to each Fund of the Trust and provides regular reports on such compliance; and assists the CCO in maintaining the policies and procedures that are reasonably designed to prevent violations of the securities laws and regulations. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an annual fee equal to three-fourths of the CCO's total compensation.

                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) providing assistance and consultation in connection with SEC filings and (3) reviewing the annual federal income tax returns filed on behalf of each Fund. Ernst & Young LLP is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust's Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor"), located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.


Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the A Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds Institutional Shares.


The Distribution Agreement became effective as of January 1, 2004 and continued in effect for a period of two years. Thereafter, the agreement has continued in effect for successive annual periods provided such continuance has been approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.


The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund: (i) (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days written notice to the Distributor; or (ii) by the Distributor on sixty (60) days written notice to the Fund. The Distributor will be compensated for distribution services according to the A Shares Rule 12b-1 Plan regardless of the Distributor's expenses.

The A Shares Rule 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The A Shares Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the A Shares of each Fund's average net assets, except with respect to limitations set from time to time by the Board of Trustees.

Under the A Shares Rule 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its A Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.


When purchasing A Shares, a sales charge will be incurred at the time of purchase (a "front-end sales charge") based on the dollar amount of the purchase. Information regarding the front-end sales charge is provided in the A Shares prospectuses under "Purchase of Shares - Front End Sales Charge."


For the fiscal year ended June 30, 2007, the A Shares of each of the Funds paid Rule 12b-1 distribution fees in respect of broker-dealer compensation as follows:


                                   FOR THE FISCAL
                                     YEAR ENDED
FUND                               JUNE 30, 2007*

Large Company Fund                       $14
Small Company Fund                       $17


*     For the period December 18, 2006 (commencement of operations) to June 30,
      2007.

                               PORTFOLIO MANAGERS

The management of the Funds is the responsibility of a group of RSMC and WTIM investment professionals. The information provided below supplements the information provided in the Prospectuses under the heading "Fund Management" with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:


      (i) "OTHER ACCOUNTS MANAGED." Other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2007;


      (ii) "MATERIAL CONFLICTS OF INTEREST." Material conflicts of interest identified by RSMC and WTIM that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. ADDITIONAL CONFLICTS OF INTEREST MAY POTENTIALLY EXIST OR ARISE THAT ARE NOT DISCUSSED BELOW;


      (iii) "COMPENSATION." A description of the structure of, and method used to determine the compensation received by the Funds portfolio managers or management team members from the Funds, the adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2007;


      (iv) "OWNERSHIP OF SECURITIES." Information regarding each portfolio manager's dollar range of equity securities beneficially owned in the Funds as of June 30, 2007.

      RODNEY SQUARE MANAGEMENT CORPORATION AS INVESTMENT ADVISER

            OTHER ACCOUNTS MANAGED (AS OF JUNE 30, 2007).


                                                                                       Total Assets
                                                             Number of Accounts    Managed subject to a
                           Total Number of                  Managed subject to a    Performance Based
Portfolio Manager/            Accounts       Total Assets     Performance Based        Advisory Fee
Type of Accounts               Managed        (millions)        Advisory Fee            (millions)
------------------------   ---------------   ------------   --------------------   ---------------------
REX P. MACEY
   Registered Investment
   Companies:                    12              $ 214                 0                    $ 0
   Other Pooled
   Investment Vehicles:           5              $ 269                 0                    $ 0
   Other Accounts:              563              $ 403                 0                    $ 0

ANDREW H. HOPKINS
   Registered Investment
   Companies:                    12              $ 214                 0                    $ 0
   Other Pooled
   Investment Vehicles:           4              $ 208                 0                    $ 0
   Other Accounts:              266              $ 221                 0                    $ 0
RAFAEL TAMARGO
   Registered Investment
   Companies:                    12              $ 214                 0                    $ 0
   Other Pooled
   Investment Vehicles:           5              $ 269                 0                    $ 0
   Other Accounts:              563              $ 403                 0                    $ 0
EDWARD S. FORRESTER
   Registered Investment
   Companies:                    12              $ 214                 0                    $ 0
   Other Pooled
   Investment Vehicles:           4              $ 208                 0                    $ 0
   Other Accounts:              266              $ 221                 0                    $ 0
ALLEN CHOINSKY
   Registered Investment
   Companies:                    12              $ 214                 0                    $ 0
   Other Pooled Investment
   Vehicles:                      4              $ 208                 0                    $ 0
   Other Accounts:              266              $ 221                 0                    $ 0


MATERIAL CONFLICTS OF INTEREST. Portfolio managers may experience certain conflicts of interest in managing a Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. RSMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. RSMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. RSMC seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.


RSMC does not receive a performance fee for its management of the Funds. RSMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Funds--for instance, those that pay a higher advisory fee. The policies of RSMC, however, require that portfolio managers treat all accounts they manage equitable and fairly.


RSMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in RSMC's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if a similar transaction were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Funds and clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict may arise if a portfolio manager was to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. RSMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of RSMC and its affiliates.


      COMPENSATION. RSMC's investment professionals received an annual base salary and performance bonus, including cash and stock options, based upon their overall performance relative to their job responsibilities. In addition, they are entitled to the regular fringe benefits provided to all employees. RSMC completed an annual survey of compensation levels relative to industry standards to ensure that its staff is adequately compensated. Each portfolio manager has a portfolio performance incentive as a part of his/her overall compensation. Portfolio managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1,2,3,4 and 5 year periods.

      OWNERSHIP OF SECURITIES (AS OF JUNE 30, 2007). No portfolio manager beneficially owned equity securities in the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by a Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

Brokerage commissions paid by each Fund from its date of inception (December 18, 2006) to June 30, 2007 are as follows:

                                   FOR THE FISCAL
                                     YEAR ENDED
FUND                               JUNE 30, 2007*

Large Company Fund                     $20,060
Small Company Fund                     $19,055


*     For the period December 18, 2006 (commencement of operations) to June 30,
      2007.

AFFILIATED BROKERAGE. When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser or a Fund. For the fiscal years ended June 30, 2007, the Funds paid brokerage commissions to Wilmington Brokerage Services Co. ("WBSC"), an affiliate of RSMC, as follows:


                                   FOR THE FISCAL
                                     YEAR ENDED
FUND                               JUNE 30, 2007*

Large Company Fund                     $20,060
Small Company Fund                     $19,055


*     For the period December 18, 2006 (commencement of operations) to June 30,
      2007.

BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Fund or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with brokers with which it is under common control, provided that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms. In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Funds, or to the investment adviser, subject to investment advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than that available from another broker.

Research services received from broker-dealers supplement the investment adviser's own research (and the research of its affiliates) and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on Federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities, and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not directly fund transactions to dealers solely on the basis of research services provided.

RSMC currently directs trades to WBSC, an indirect wholly-owned subsidiary of Wilmington Trust Corporation, which receives payments in the form of brokerage commissions on each securities transaction executed by or through it. WBSC may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by WBSC for execution as an incentive for providing liquidity to the ECN.


The securities transactions noted above, which result in brokerage commissions and liquidity rebates received by an affiliated broker will be completed pursuant to the Funds Rule 17e-1 Policy and Procedures and thereafter reviewed and approved by the Board of Trustees.


DIRECTED BROKERAGE. During the fiscal year ended June 30, 2007, RSMC did not direct any transactions or pay related brokerage commissions because of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of a Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between a Fund and the other clients as to an amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of each Fund:
Institutional Shares and A Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that A Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the A Shares will be reduced by such amount to the extent the Fund has undistributed net income.

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Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and each class, as the case may be, takes separate votes on matters affecting only that Fund or class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares through an AIP will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time), for the Funds, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In the case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

The NAV per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange and PFPC are open for business.

In valuing a Fund's assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.


                                    DIVIDENDS

Dividends from net investment income, if any, of each Fund are declared and paid quarterly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

A dividend or distribution paid by a Fund which does not declare dividends daily has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                              TAXATION OF THE FUNDS

GENERAL. This tax discussion is a general and abbreviated summary of the applicable tax implications of an investment in a Fund. The tax discussion is included for general informational purposes only and may not be relied upon as tax advice. The summary is based on the current federal tax laws (the Internal Revenue Code of 1986, as amended, the "Code," regulations and cases), which laws and the interpretation thereof is subject to change by legislative, administrative or judicial action at any time. The summary does not address or analyze any potential state, local or foreign tax consequences of an investment in a Fund, which laws may materially differ from the federal rules as set forth herein. A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

No Fund has requested or will request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. EACH SHAREHOLDER AND PROSPECTIVE SHAREHOLDER ARE URGED AND ADVISED TO CONSULT HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Code as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain determined without regard to the deduction for dividends paid and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations, as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts and net income derived from interests in qualified publicly traded partnerships) derived with respect to its business of investing in securities, stocks or foreign currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that a Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses or (iii) one or more "qualified publicly traded partnerships." In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by a RIC. However, for taxable years of a RIC beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

TAXATION OF A FUND AND DISTRIBUTIONS. If a Fund fails to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with no deduction for dividends paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as a dividend. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. In general, each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain income for the one-year period ending on October 31st of that year, plus certain other amounts (generally, all ordinary income and capital gains for previous years that were not distributed during such years). No assurances can be given that a Fund will not be subject to the excise tax.


Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis in its Fund shares by the difference between (i) the amount of capital gains that the Fund elected to include in the shareholder's income and (ii) the tax deemed paid by the shareholder. A capital gain dividend is treated by the shareholder as a long-term capital gain regardless of how long the shareholder has owned shares in a Fund.


If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. This amount will be reflected on Form 1099-DIV issued to each shareholder for the current calendar year.

If a Fund has dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund received from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31st of that year even if they are paid by the Fund during the following January whether in cash or additional shares of a Fund. Accordingly, such distributions will be taxed to the shareholders in the year in which that December 31st falls.

Shareholders should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

SALES, EXCHANGES OR REDEMPTIONS. Upon a sale of shares in the Fund, a shareholder will realize taxable gain or loss depending upon his or her basis in the shares. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, the gain or loss will be treated as long-term capital gain if the shares have been held for more than twelve months. Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares. Any loss realized on a sale of shares will be disallowed to the extent the shares purchased within a period of 61 days beginning 30 days before and ending 30 days after shares are bought or sold. In such case, the basis of the shares will be adjusted to reflect the disallowed loss. Capital losses are generally deductible only against capital gains except individuals may deduct up to $3,000 of a capital loss against ordinary income.


It is anticipated that all or a portion of the dividends from the net investment income of each Fund primarily investing in equities will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends-received deduction with respect to all or a portion of the ordinary income dividends paid (other than capital gain dividends), to the extent of the Fund's aggregate dividends received. The aggregate dividends received includes only dividends received from domestic corporations other than certain exempt organizations and REITs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT.


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


Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from qualified foreign corporations.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends-received deduction or (ii) qualified dividend income.


FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign shareholders.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Fund. If the election is made, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possession sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Any Fund making the election will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Fund makes this election, individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without having to file Form 1116 that otherwise is required.

To the extent such investments are permissible by a Fund, a Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three taxable years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro-rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, a Fund may elect to mark-to-market its marketable stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by such Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, any mark-to-market gains or losses are treated as ordinary income.

To the extent that any Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes
(vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference,
(xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, and (xvii) the risk of war.

HEDGING TRANSACTIONS. To the extent such investments are permissible for a Fund, use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. Any Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to such Fund, defer losses to such Fund, cause adjustments in the holding periods of such Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Any covered call writing activities permissible are likely to trigger the federal income tax straddle rules, which require that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" may give rise to qualified covered calls, which are generally excepted from the straddle rules; however, the holding period on stocks underlying qualified covered calls that are in the money will nonetheless be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute long-term capital gains to be treated as short-term, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

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

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Fund in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and ordinary losses. See Code Section 988 discussion below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

WASH SALES. A Fund may in certain circumstances be negatively impacted by certain special rules of the Code and regulations relating to "wash sales." In general, the "wash sale" rules prevent the recognition of loss by a taxpayer from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. Thus, the wash sale rules could prevent the current recognition for tax purposes of a loss realized by a Fund from the sale of a security if within 30 days before or 30 days after the sale, that Fund were to acquire substantially identical securities or enter into a contract or option to acquire such securities.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" (see above) rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only temporary regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions may not be entirely clear in all instances.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. A Fund may be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who: (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

STATE AND LOCAL TAXES. Shortly after the end of each year, the Funds will calculate the federal income tax status of all distributions made during the year. In addition to the federal income tax consequences described above, shareholders should consider and discuss with their own tax advisers the potential state and local tax consequences of an investment in a Fund. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A shareholder's share of the taxable income or loss of a Fund generally must be included in determining his/her reportable income for state and local tax purposes in the jurisdiction in which he/she resides.

                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2007, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon. The Annual Reports are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the investment adviser or the sub-advisers of each Fund may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Fund will use leverage in its options, futures and forward currency. Accordingly, each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of

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

the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Trust has adopted the following investment guidelines to govern each Fund's use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Funds' investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's positions. When the investment adviser believes that a particular currency may decline compared to the U.S.

dollar, a Fund may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

A Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

A Fund will not enter into an options, futures or forward currency contract transaction that exposes the Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Fund's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, a Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the a Fund will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Fund will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

SWAP AGREEMENTS. A Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counterparty to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering a Fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two-party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

MOODY'S

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

FITCH

Fitch's short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

"NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

"Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

                            LONG-TERM CREDIT RATINGS

MOODY'S

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

MOODY'S

WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

FITCH

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A rating outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" rating outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the rating outlook may be described as "evolving".

                             MUNICIPAL NOTE RATINGS

MOODY'S

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by S&P for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX C

                      RODNEY SQUARE MANAGEMENT CORPORATION

                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES

                         SPECIFIC TO THE WT MUTUAL FUND

I.    INTRODUCTION

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, Rule 204-2 under the Advisers Act sets forth record-keeping requirements.

These procedures apply to registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to the WT Mutual Fund (the "Trust"), RSMC's only advisory client.

The Trust has adopted related policies and procedures to comply with similar regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.   PROXY VOTING DELEGATION

A.    From the Trust to RSMC and affiliated Investment Advisers:

            1. The Trust has numerous investment portfolios ("Funds"), most of which are advised by RSMC, and others that are managed by Investment Advisers that are affiliated with RSMC. In addition, portions of some Funds are managed by Sub-Advisers.

            2. The voting of proxies for securities held by the Trust has been delegated by the Trust's Board of Trustees (the "Trustees") to RSMC and its affiliated Investment Advisers.

B.    From RSMC to Wilmington Trust Company:

            1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

C.    From RSMC to Sub-Advisers for the Multi-Manager International Fund:

            1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Fund if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

            2. Currently, RSMC has elected to delegate voting on behalf of the Multi-Manager International Fund to the Sub-Advisers currently managing portions of that Fund.

III.  PROXY VOTING POLICIES AND PROCEDURES

A.    General Policy Statement:

            1. Based on the premise that an issuer's board of directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's board of directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

            2. As new issues arise and trends develop, voting practices will be modified accordingly.

            3. Proxy voting for securities held by RSMC-advised Funds is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

            4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised Funds are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

            5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

B.    Additions to and Deviations from Proxy Voting Guidelines:

            1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the proxy analyst brings it to the attention of Wilmington Trust's Securities Review Committee (the "Review Committee"). The Review Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

            2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the proxy analyst must refer the matter to the Review Committee for final determination. The exception may then become the rule should the Review Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

C.    Conflicts of Interest:

            1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of a Fund's shareholders.

            2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

            3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the proxy analyst and the Review Committee to determine if a conflict of interest is present.

            4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Trust's management or Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of the Fund's shareholders and was not affected by RSMC's or another party's conflict.

D.    Written Analysis:

            1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

            2. This material should be preserved by RSMC, provided to the Trust, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.   PROXY VOTING GUIDELINES UPDATED AS OF JULY 1, 2005

A.    RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

            1.    For election of directors;

            2.    For appointment of auditors;

            3.    For uncontested mergers;

            4.    For proposals to establish a staggered board;

            5. For proposals to require that directors can be removed only for cause;

            6.    For proposals to increase authorized shares;

            7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision but we vote against management in the absence of such fair price provision;

            8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

            9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

            10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

            11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

            12. As management recommends on proposals to eliminate or establish preemptive rights;

            13. As management recommends on proposals to eliminate or establish cumulative voting;

            14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

            15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

            16.   Against shareholder proposals to require confidential voting;

            17. Against shareholder proposals to change the company's requirements regarding independent directors, provided that the company is meeting the standards determined appropriate by NASDAQ and the New York Stock Exchange and approved by the Securities and Exchange Commission;

            18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

            19.   Against shareholder proposals to limit "golden parachutes;"

            20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

            21.   Against shareholder proposals to index options;

            22.   Against shareholder proposals to expense options; and

            23. With respect to mutual funds, for proposals to allow fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

B.    RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

            1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

            2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by Section 203 of the Delaware General Corporation Law;

            3. For shareholder proposals to exclude abstentions when tabulating votes;

            4. Against proposals to establish a new class of common stock with magnified voting power;

            5. Against proposals to eliminate shareholder action by written consent;

            6. Against proposals to require that shareholder meetings can only be called by the board of directors. However, we favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

            7. Against proposals to authorize the board to adopt, amend, or repeal the company's by-laws without shareholder vote;

            8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

            9.    Against proposals to re-price options;

            10. With respect to British companies, against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

            11. With respect to French companies, against proposals to allow the board to issue stock in response to a takeover offer; and

            12.   With respect to mutual funds,

                  a. against proposals to change a fund's investment objective, unless there is an extremely compelling reason,

                  b. against proposals to eliminate the requirement that changes in a fund's investment objective be subject to shareholder vote,

                  c. against proposals to change any of a fund's investment policies in a manner that would be counter to the fund's investment objective, and

                  d. if it is apparent that one of the fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.    PROXY VOTING RECORD-KEEPING

A.    RSMC's Record-keeping Responsibilities under the Advisers Act:

            In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

            1. Copies of all proxy voting policies, procedures, and voting guidelines;

            2. Copies of each proxy voting statement received regarding client securities;

            3.    Records of each vote cast;

            4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

            5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

            6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for six years (the first two years in an appropriate office of RSMC).

B.    RSMC's Record-keeping Responsibilities under the Investment Company Act:

            1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each Fund during the 12-month period ended June 30th of each year in the following format:

--------------------------------------------------------------------------------
                     NAME OF THE ISSUER OF THE FUND SECURITY
--------------------------------------------------------------------------------
                   EXCHANGE TICKER SYMBOL OF THE FUND SECURITY
                            (IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
                       CUSIP NUMBER FOR THE FUND SECURITY
                            (IF REASONABLY AVAILABLE)
--------------------------------------------------------------------------------
                            SHAREHOLDER MEETING DATE
--------------------------------------------------------------------------------
                     BRIEF SUMMARY OF EACH MATTER VOTED UPON
--------------------------------------------------------------------------------
                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER
--------------------------------------------------------------------------------
               WHETHER RSMC VOTED THE FUND'S SHARES ON THE MATTER
--------------------------------------------------------------------------------
              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS
--------------------------------------------------------------------------------
                      WHETHER RSMC VOTED THE FUND'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT
--------------------------------------------------------------------------------

            2. RSMC will also support and coordinate all reporting and disclosure requirements.

            3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.   DISCLOSURE REQUIREMENTS

A.    Disclosure of Proxy Voting Policies, Procedures, and Records:

            1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

            2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

            3. RSMC shall also inform clients how to obtain information on how their securities were voted.

Adopted as of July 1, 2005 and ratified and confirmed by the Trustees on September 1, 2005; structural conforming changes made January 2006 and June 2006.

                                 WT MUTUAL FUND

                                     PART C

                                OTHER INFORMATION

ITEM 23.          EXHIBITS.

(a)(i)(a) Amended and Restated Agreement and Declaration of Trust of WT Mutual Fund (the "Trust"). (9)

(a)(i)(b) Amended Schedule A to Amended and Restated Agreement and Declaration of Trust of the Trust. (29)

(a)(ii)           Certificate of Trust dated June 1, 1994. (1)

(a)(iii) Certificate of Amendment to Certificate of Trust dated October 7, 1994. (2)

(a)(iv) Certificate of Amendment to Certificate of Trust dated October 20, 1998. (3)

(b)               Amended and Restated By-Laws. (9)

(c) See Articles III, VII, and VIII of Registrant's Amended and Restated Agreement and Declaration of Trust. (9)

(d)(i)(a) Advisory Agreement between the Registrant and Rodney Square Management Corporation ("RSMC") dated July 1, 2005. (26)

(d)(i)(b) Amended and Restated Schedules A and B dated November 14, 2006 to Advisory Agreement between the Registrant and RSMC. (29)

(d)(ii) Advisory Agreement between the Registrant, on behalf of the Roxbury Mid-Cap Fund, Roxbury Small-Cap Growth Fund and Roxbury Micro-Cap Fund (the "Roxbury Funds"), and Roxbury Capital Management, LLC ("Roxbury") dated July 1, 2005. (23)

(d)(iii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund (formerly, Wilmington International Strategic Allocation Fund), RSMC and Goldman Sachs Asset Management, L.P. ("GSAM") dated July 1, 2005. (22)

(d)(iv) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund (formerly, Wilmington International Strategic Allocation Fund), RSMC and Julius Baer Investment Management LLC ("JBIM") dated July 1, 2005. (23)

(d)(v) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real Asset Fund (formerly, Wilmington Real Estate Strategic Allocation Fund), RSMC and AEW Management and Advisors, L. P. ("AEW") dated July 1, 2005.
                  (23)

(d)(vi) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Real Asset Fund (formerly, Wilmington Real Estate Strategic Allocation Fund), RSMC and Real Estate Management Services Group LLC ("REMS") dated July 1, 2005.
                  (22)

(d)(vii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large Cap Strategic Allocation Fund), RSMC and Armstrong Shaw Associates, Inc. ("ASA") dated July 1, 2005. (23)

(d)(viii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large Cap Strategic Allocation Fund), RSMC and Montag & Caldwell, Inc. ("M&C") dated July 1, 2005. (23)

(d)(ix) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Mid-Cap Fund (formerly, Wilmington Mid Cap Strategic Allocation Fund), RSMC and Bennett Lawrence Management, LLC ("BLM") dated July 1, 2005. (22)

(d)(x) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Mid-Cap Fund (formerly, Wilmington Mid Cap Strategic Allocation Fund), RSMC and Equity Investment Corporation ("EIC") dated July 1, 2005. (23)

(d)(xi) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Small-Cap Fund (formerly, Wilmington Small Cap Strategic Allocation Fund), RSMC and Batterymarch Financial Management, Inc. ("BFM") dated July 1, 2005. (23)

(d)(xii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Small-Cap Fund (formerly, Wilmington Small Cap Strategic Allocation Fund), RSMC and Systematic Financial Management L.P. ("SFM") dated July 1, 2005. (23)

(d)(xiii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large Cap Strategic Allocation Fund), Wilmington Multi-Manager Mid-Cap Fund (formerly, Wilmington Mid Cap Strategic Allocation Fund), and Wilmington Multi-Manager Small-Cap Fund (formerly, Wilmington Small Cap Strategic Allocation Fund), RSMC and Parametric Portfolio Associates LLC. ("PPA") dated July 1, 2005. (23)

(d)(xiv) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund (formerly, Wilmington Large Cap Strategic Allocation Fund), RSMC and First Quadrant, LP dated July 1, 2005. (23)

(d)(xv) Sub-Advisory Agreement between the Registrant, on behalf of Wilmington Small-Cap Core Fund, and Roxbury dated July 1, 2005. (23)

(d)(xvi) Sub-Advisory Agreement between the Registrant, on behalf of Wilmington Small-Cap Core Fund, and CRM dated July 1, 2005.
                  (23)

(d)(xvii)(a)      Sub-Advisory Agreement among the Registrant, RSMC and
                  Wilmington Trust Investment Management, LLC ("WTIM") dated
                  July 1, 2005. (23)

(d)(xvii)(b)      Amended and Restated Schedule A to Sub-Advisory Agreement
                  among the Registrant, RSMC and WTIM. (25)

(d)(xviii) Expense Limitation Agreement dated September 1, 2005 between the Registrant, on behalf of the Roxbury Mid-Cap Fund, Roxbury Small-Cap Growth Fund and Roxbury Micro-Cap Fund, and Roxbury.
                  (24)

(d)(xix) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund, RSMC and Acadian Asset Management, Inc. ("Acadian"). (26)

(d)(xx)(a) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund, RSMC and Standish Mellon Asset Management Company LLC ("Standish Mellon"). (26)

(d)(xx)(b) Amendment to Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager International Fund, RSMC and Standish Mellon. (30)

(d)(xxi)          Expense Limitation Agreement dated November 14, 2006. (30)

(d)(xxii) Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Mid-Cap Fund, RSMC and Robeco USA, L.L.C. ("Robeco") dated October 17, 2006. (28)

(d)(xxiii) Sub-Advisory Agreement among the Registrant, with respect to the Large Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund and Wilmington Multi-Manager Small-Cap Fund, RSMC and WTIM, dated December 6, 2006. (30)

(d)(xxiv) Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager International Fund, RSMC and Dimensional Fund Advisors, LP ("Dimensional"). (30)

(d)(xxv) Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager International Fund, RSMC and PPA.
                  (30)

(d)(xxvi) Sub-Advisory Agreement among the Registrant on behalf of the Wilmington Multi-Manager International Fund, RSMC and Principal Global Advisors LLC ("Principal"). (30)

(d)(xxvii) Interim Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund, RSMC and M&C ("M&C") dated October 18, 2007 is filed herewith.

(e)(i)(a) Distribution Agreement between the Registrant and Professional Funds Distributor, LLC. (17)

(e)(i)(b) Amended Exhibit A to Distribution Agreement between the Registrant and Professional Funds Distributor, LLC. (29)

(e)(ii)           Form of Broker-Dealer Agreement. (17)

(f)               Amended and Restated Deferred Compensation Plan for
                  Independent Trustees. (25)

(g)(i) Custody Agreement between the Registrant and Wilmington Trust Company ("Wilmington Trust"). (15)

(g)(ii)           Foreign Custody Agreement between the Trust and PFPC Trust
                  Company. (15)

(g)(iii) Sub-Custody Agreement among the Registrant, Wilmington Trust and PFPC Trust Company. (7)

(h)(i)(a)         Transfer Agency Agreement between the Registrant and PFPC Inc.
                  (4)

(h)(i)(b) Amendment to Transfer Agency Agreement between the Registrant and PFPC Inc. (11)

(h)(i)(c)         Amended Exhibit A to Transfer Agency Agreement with PFPC Inc.
                  (29)

(h)(ii)(a) Administration Agreement dated May 1, 2006 between the Registrant and RSMC. (26)

(h)(ii)(b)        Amended Exhibit A to Administration Agreement. (30)

(h)(iii)          Shareholder Service Plan for the Roxbury Funds. (24)

(h)(iv) Shareholder Service Plan for Service Shares of the Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund and Class W Shares of Wilmington Prime Money Market Fund, and Wilmington U.S. Government Money Market Fund and Wilmington Tax-Exempt Money Market Fund. (26)

(h)(v)(a) Sub-Administration and Accounting Services Agreement dated May 1, 2006 among the Trust, RSMC and PFPC Inc. (26)

(h)(v)(b) Amended Exhibit A to Sub-Administration and Accounting Services Agreement. (30)

(h)(vi) Compliance Services Agreement dated May 1, 2006 between the Registrant and RSMC. (26)

(i)               Not applicable.

(j)               None.

(k)               Consent of Ernst & Young LLP is filed herewith.

(l)               None.

(m)               Amended and Restated Plan of Distribution Pursuant to Rule
                  12b-1. (29)

(n)               Amended and Restated Multiple Class Plan Pursuant to Rule
                  18f-3. (29)

(o)               [RESERVED]

(p)(i)            Code of Ethics of the Registrant. (23)

(p)(ii)           Code of Ethics of Cramer Rosenthal McGlynn, LLC. (21)

(p)(iii)          Code of Ethics of Roxbury Capital Management, LLC. (4)

(p)(iv)           Code of Ethics of GSAM is filed herewith.

(p)(v)            Code of Ethics of JBIM. (28)

(p)(vi)           Code of Ethics of AEW. (28)

(p)(vii)          Code of Ethics of REMS (29)

(p)(viii)         Code of Ethics of PPA.  (28)

(p)(ix)           Code of Ethics of ASA. (28)

(p)(x)            Code of Ethics of M&C. (28)

(p)(xi)           Code of Ethics of BLM is filed herewith.

(p)(xii)          Code of Ethics of EIC. (28)

(p)(xiii)         Code of Ethics of BFM. (14)

(p)(xiv)          Code of Ethics of SFM.  (29)

(p)(xv)           Code of Ethics of RSMC. (30)

(p)(xvi)          Code of Ethics of First Quadrant, L.P. (28)

(p)(xvii)         Code of Ethics of WTIM. (30)

(p)(xviii)        Code of Ethics of Standish Mellon. (28)

(p)(xix)          Code of Ethics of Acadian. (28)

(p)(xx)           Code of Ethics of Robeco. (29)

(p) (xxi)         Code of Ethics of Dimensional. (30)

(p) (xxii)        Code of Ethics of Principal. (30)

(q)(i)(a)         Powers of Attorney for Robert H. Arnold, Eric Brucker, Robert
                  J. Christian, Nicholas A. Giordano, Louis Klein, Jr., John J. Quindlen, and Mark A. Sargent. (27)

(q)(i)(b)         Power of Attorney for Neil Wolfson. (24)

(q)(i)(c)         Power of Attorney for Ted T. Cecala. (30)

------------

(1) Previously filed with the Securities and Exchange Commission (the "SEC") on Form N-1A on July 25, 1994 and incorporated herein by reference.

(2) Previously filed with the SEC with Pre-Effective Amendment No. 1 on Form N-1A of November 29, 1994 and incorporated herein by reference.

(3) Previously filed with the SEC with Post-Effective Amendment No. 10 on Form N-1A on November 1, 1999 and incorporated herein by reference.

(4) Previously filed with the SEC with Post-Effective Amendment No. 12 on Form N-1A on October 31, 2000 and incorporated herein by reference.

(5) Previously filed with the SEC with Post-Effective Amendment No. 13 on Form N-1A on February 23, 2001 and incorporated herein by reference.

(6) Previously filed with the SEC with Post-Effective Amendment No. 14 on Form N-1A on August 17, 2001 and incorporated herein by reference.

(7) Previously filed with the SEC with Post-Effective Amendment No. 15 on Form N-1A on November 1, 2001 and incorporated herein by reference.

(8) Previously filed with the SEC with Post-Effective Amendment No. 16 on Form N-1A on February 28, 2002 and incorporated herein by reference.

(9) Previously filed with the SEC with Post-Effective Amendment No. 17 on Form N-1A on June 10, 2002 and incorporated herein by reference.

(10) Previously filed with the SEC with Post-Effective Amendment No. 18 on Form N-1A on August 26, 2002 and incorporated herein by reference.

(11) Previously filed with the SEC with Post-Effective Amendment No. 19 on Form N-1A on October 25, 2002 and incorporated herein by reference.

(12) Previously filed with the SEC with Post-Effective Amendment No. 20 on Form N-1A on November 15, 2002 and incorporated herein by reference.

(13) Previously filed with the SEC with Post-Effective Amendment No. 21 on Form N-1A on April 28, 2003 and incorporated herein by reference.

(14) Previously filed with the SEC with Post-Effective Amendment No. 22 on Form N-1A on August 28, 2003 and incorporated herein by reference.

(15) Previously filed with the SEC with Post-Effective Amendment No. 23 on Form N-1A on October 29, 2003 and incorporated herein by reference.

(16) Previously filed with the SEC with Post-Effective Amendment No. 24 on Form N-1A on November 18, 2003 and incorporated herein by reference.

(17) Previously filed with the SEC with Post-Effective Amendment No. 25 on Form N-1A on July 16, 2004 and incorporated herein by reference.

(18) Previously filed with the SEC with Post-Effective Amendment No. 26 on Form N-1A on August 27, 2004 and incorporated herein by reference.

(19) Previously filed with the SEC with Post-Effective Amendment No. 28 on Form N-1A on October 28, 2004 and incorporated herein by reference.

(20) Previously filed with the SEC with Post-Effective Amendment No. 29 on Form N-1A on December 17, 2004 and incorporated herein by reference.

(21) Previously filed with the SEC with Post-Effective Amendment No. 30 on Form N-1A on May 11, 2005 and incorporated herein by reference.

(22) Previously filed with the SEC with Post-Effective Amendment No. 31 on Form N-1A on July 1, 2005 and incorporated herein by reference.

(23) Previously filed with the SEC with Post-Effective Amendment No. 32 on Form N-1A on August 29, 2005 and incorporated herein by reference.

(24) Previously filed with the SEC with Post-Effective Amendment No. 34 on Form N-1A on October 28, 2005 and incorporated herein by reference.

(25) Previously filed with the SEC with Post-Effective Amendment No. 36 on Form N-1A on February 2, 2006 and incorporated herein by reference.

(26) Previously filed with the SEC with Post-Effective Amendment No. 37 on Form N-1A on June 16, 2006 and incorporated herein by reference.

(27) Previously filed with the SEC with Post-Effective Amendment No. 39 on Form N-1A on August 29, 2006 and incorporated herein by reference.

(28) Previously filed with the SEC with Post-Effective Amendment No. 41 on Form N-1A on October 27, 2006 and incorporated herein by reference.

(29) Previously filed with the SEC with Post-Effective Amendment No. 42 on Form N-1A on November 14, 2006 and incorporated herein by reference.

(30) Previously filed with the SEC with Post-Effective Amendment No. 43 on Form N-1A on August 29, 2007 and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

                  WILMINGTON TRUST CORPORATION AND SUBSIDIARIES

1.       WILMINGTON TRUST CORPORATION
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         Holding company for Wilmington Trust Company, Wilmington Trust of Pennsylvania, Wilmington Trust FSB, WT Investments, Inc., Rodney Square Management Corporation, GTBA Holdings, Inc., and Wilmington Trust (UK) Limited. Organized as a Delaware corporation.

2.       WILMINGTON TRUST COMPANY
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         Organized as a Delaware-chartered bank and trust company.

3.       WILMINGTON TRUST FSB
         111 South Calvert Street, 26th Floor
         Baltimore, Maryland 21202

         Federal savings bank headquartered in Maryland.

4.       WILMINGTON TRUST OF PENNSYLVANIA
         795 East Lancaster Avenue
         Villanova, Pennsylvania

         Commercial bank headquartered in Pennsylvania and organized as a Pennsylvania-chartered bank and trust company.

5.       WT INVESTMENTS, INC.
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Corporation and an investment holding company organized as a Delaware corporation.

6.       BRANDYWINE FINANCE CORPORATION
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Company which is a finance company organized as a Delaware corporation.

7.       BRANDYWINE INSURANCE AGENCY, INC.
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Company and organized as a Delaware corporation

8.       WILMINGTON TRUST SP SERVICES, INC.
         (f/k/a Delaware Corporate Management, Inc.)
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Company that provides nexus and other services for Delaware holding companies and other Delaware entities. Organized as a Delaware corporation.

9.       WILMINGTON TRUST SP SERVICES (NEVADA), INC.
         (f/k/a Nevada Corporate Management, Inc.)
         3993 Howard Hughes Parkway, Suite 300
         Las Vegas, Nevada

         A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Nevada holding companies and other Nevada entities. Organized as a Nevada corporation.

10.      RODNEY SQUARE MANAGEMENT CORPORATION
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Corporation and a registered investment adviser. Organized as a Delaware corporation.

11.      WILMINGTON BROKERAGE SERVICES COMPANY
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Company and a registered broker-dealer and a registered investment adviser. Organized as a Delaware corporation.

12.      100 WEST TENTH STREET CORPORATION
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Company that holds title to and maintains certain real estate on behalf of Wilmington Trust Company and Compton Realty Corporation. Organized as a Delaware corporation.

13.      COMPTON REALTY CORPORATION
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Company and a partner in Rodney Square Investors, L.P., the partnership that holds title to the Wilmington Trust Center. Organized as a Delaware corporation.

14.      RODNEY SQUARE INVESTORS, L.P.
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         98% owned by Wilmington Trust Company; 2% owned by Compton Realty Corporation. A Delaware limited partnership that holds title to the Wilmington Trust Center.

15.      SIOBAIN VI, LTD.
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company. Organized as a Delaware corporation.

16.      WILMINGTON TRUST SP SERVICES (NEW YORK), INC.
         (f/k/a WTC Corporate Services, Inc.)
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust Company that provides nexus and other services. Organized as a Delaware corporation.

17.      WILMINGTON TRUST SP SERVICES (DELAWARE), INC.
         (f/k/a Organization Services, Inc.)
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Delaware holding companies and other Delaware entities. Organized as a Delaware corporation.

18.      SPECIAL SERVICES DELAWARE, INC.
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware

         A subsidiary of Wilmington Trust SP Services, Inc., a special purpose entity used to facilitate corporate transactions. Organized as a Delaware corporation.


19.      WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC
         (f/k/a Balentine & Company, LLC)
         3455 Peachtree Road
         Suite 2000
         Atlanta, Georgia 30325

         A Georgia limited liability company owned by Wilmington Trust Corporation.

20.      GTBA HOLDINGS, INC.
         Rodney Square North
         1100 North Market Street
         Wilmington, DE  19890

         A subsidiary of Wilmington Trust Corporation that holds our interest in Grant Tani Barash & Altman, LLC. Organized as a Delaware company.

21.      GRANT TANI BARASH & Altman, LLC
         Rodney Square North
         1100 North Market Street
         Wilmington, DE  19890

         A subsidiary of GTBA Holdings, Inc. A registered investment adviser. Organized as a Delaware limited liability company. Wilmington Trust Corporation holds 90% of limited liability company interests and GTBA Inc. holds approximately 10% of such interests.

22.      GRANT, TANI, BARASH & Altman Management, Inc.
         Rodney Square North
         1100 North Market Street
         Wilmington, DE  19890

         A subsidiary of GTBA Holdings, Inc. A management company that provides employees to Grant Tani Barash & Altman, LLC and a registered investment adviser. Organized as a Delaware corporation.

23.      WTC CAMDEN, INC.
         Rodney Square North
         1100 North Market Street
         Wilmington, DE  19890

         A subsidiary of Wilmington Trust Company organized as a Delaware corporation.

24.      WILMINGTON SP SERVICES (CALIFORNIA), INC.
         (formerly California Corporate Management, Inc.)
         10250 Constellation Boulevard, Suite 2800
         Los Angeles, CA  90067-6882

         A company that provides corporate services. A subsidiary of Wilmington Trust SP Services, Inc. Organized as a California corporation.

25.      WILMINGTON TRUST SP SERVICES (VERMONT), INC.
         30 Main Street, Suite 220
         Burlington, VT  05401

         A company that provides captive insurance management services. A subsidiary of Wilmington Trust SP Services, Inc. Organized as a Vermont corporation.

26.      WILMINGTON TRUST SP SERVICES (SOUTH CAROLINA), INC.
         (f/k/a Charleston Captive Management Company)
         145 King Street, Suite 102
         Charleston, SC  29401

         A company that provides captive insurance management services. A subsidiary of Wilmington Trust SP Services, Inc. Organized as a South Carolina corporation.

27.      WILMINGTON FAMILY OFFICE, INC.
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware 19890

         A company that provides family office services. A subsidiary of GTBA Holdings, Inc. Organized as a Delaware corporation.

28.      WILMINGTON TRUST (CAYMAN), LTD.
         4/F, Century Yard, Cricket Square
         Hutchins Drive, G.T.
         P.O. Box 32322
         George Town, Grand Cayman, KYI-1209, Cayman Islands

         A subsidiary of Wilmington Trust Company that provides trust services. Organized as a Cayman Islands corporation.

29.      WILMINGTON TRUST (CHANNEL ISLANDS), LTD.
         Rathbone House,
         15 Esplanade
         St. Helier,
         Jersey
         JE1 1RB

         A subsidiary of Wilmington Trust Company that provides trust services. Organized as a Channel Islands corporation.

30.      WILMINGTON TRUST (UK) LIMITED
         Tower 42
         25 Old Broad Street
         London
         EC2N 1HQ

         A subsidiary of Wilmington Trust Corporation. Holding company. Incorporated under the laws of the United Kingdom.

31.      WILMINGTON TRUST SP SERVICES (LONDON) LIMITED
         (f/k/a SPV Management Limited)
         Tower 42, (Level 1)
         International Financial Centre
         25 Old Broad Street
         London
         EC2N 1HQ

         A subsidiary of Wilmington Trust (UK) Limited that provides nexus and other services. Incorporated under the laws of the United Kingdom.

32.      SPV ADVISERS LIMITED
         Tower 42, International Financial Centre
         25 Old Broad Street
         London, EC2N 1HQ

         A subsidiary of Wilmington Trust (UK) Limited that serves as adviser to Wilmington Trust SP Services (London) Limited. Incorporated under the laws of the United Kingdom.

33.      SPV MANAGEMENT LIMITED
         (f/k/a Wilmington Trust SP Services (London) Limited)
         (f/k/a Lord SPV Limited)
         Tower 42, (Level 1)
         International Financial Centre
         25 Old Broad Street
         London, EC2N 1HQ

         A subsidiary of Wilmington Trust SP Services (London) Limited. Incorporated under the laws of the United Kingdom.

34.      WILMINGTON TRUST SP SERVICES (DUBLIN) LIMITED
         (f/k/a SPV Management (Dublin) Limited)
         1st Floor, 7 Exchange Place, IFSC,
         Dublin 1, Ireland

         A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services. Incorporated under the laws of Ireland.

35.      WILMINGTON TRUST SP SERVICES (CHANNEL ISLANDS) LIMITED
         (f/k/a SPV Jersey Limited)
         Rathbone House
         15 Esplanade
         Helier
         Jersey
         JE1 1RB

         A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services. Incorporated under the laws of Jersey.

36.      WILMINGTON TRUST SP SERVICES (CAYMAN) LIMITED
         (f/k/a SPV Cayman Limited)
         4/F, Century Yard Cricket Square, Hutchins Drive, G.T.
         P.O. Box 32322
         George Town, Grand Cayman, KYI-1209, Cayman Islands

         A subsidiary of Wilmington Trust SP Services (London) Limited that provides nexus and other services. Incorporated under the laws of the Cayman Islands.

37.      BEDELL SPV MANAGEMENT (JERSEY) LIMITED
         26 New Street,
         St. Helier,
         Jersey JE2 3RA, Channel Islands

         51% owned by Wilmington Trust SP Services (London) Limited. Provides nexus and other services. Incorporated under the laws of Jersey.

38.      WILMINGTON TRUST (LONDON) LIMITED
         25 Old Broad Street,
         London EC2N 1HQ

         A subsidiary of Wilmington Trust (UK) Limited. A company that provides trust services. Incorporated under the laws of the United Kingdom.

39.      WILMINGTON TRUST SP SERVICES (FRANKFURT) GMBH
         (f/k/a Mainsee 376 W GmbH)
         Steinweg 3-5
         60313 Frankfurt am Main

         A subsidiary of Wilmington Trust (UK) Limited. A company that provides that provides nexus and other services. Incorporated under the laws of Germany.

40.      WILMINGTON TRUST CI HOLDINGS LIMITED
         4/F, Century Yard
         Cricket Square
         Hutchins Drive
         George Town, Grand Cayman

         A subsidiary of Wilmington Trust Corporation. A holding company. Incorporated under the laws of the Cayman Islands.

41.      WILMINGTON TRUST CORPORATE SERVICES (CAYMAN) LIMITED
         4/F, Century Yard
         Cricket Square
         Hutchins Drive
         George Town, Grand Cayman

         A subsidiary of Wilmington Trust CI Holdings Limited. A company that provides company administrative services. Incorporated under the laws of the Cayman Islands.

42.      FLORENCE LIMITED
         4/F, Century Yard
         Cricket Square
         Hutchins Drive
         George Town, Grand Cayman

         A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited. A company that provides administrative secretarial services. Incorporated under the laws of the Cayman Islands.

43.      KENDALL CORPORATION LTD
         4/F, Century Yard
         Cricket Square
         Hutchins Drive
         George Town, Grand Cayman

         A subsidiary Wilmington Trust Corporate Services (Cayman) Limited. A company that provides corporate directors. Incorporated under the laws of the Cayman Islands.

44.      SENTINEL CORPORATION
         4/F, Century Yard
         Cricket Square
         Hutchins Drive
         George Town, Grand Cayman

         A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited. A company that provides administrative secretarial services. Incorporated under the laws of the Cayman Islands.

45.      WOODRIDGE CORPORATION LTD
         4/F, Century Yard
         Cricket Square
         Hutchins Drive
         George Town, Grand Cayman

         A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited. A company that provides corporate directors. Incorporated under the laws of the Cayman Islands.

46.      REDMOND LIMITED
         4/F, Century Yard
         Cricket Square
         Hutchins Drive
         George Town, Grand Cayman

         A subsidiary of Wilmington Trust Corporate Services (Cayman) Limited. A company that provides administrative secretarial services. Incorporated under the laws of the Cayman Islands.

47.      WILMINGTON TRUST CONDUIT SERVICES, LLC
         Rodney Square North
         1100 North Market Street
         Wilmington, DE 19890

         A subsidiary of WT Investments, Inc. A company that provides collateral administration services for collateralized debt obligation, asset securitizations and commercial paper. Organized as a Delaware limited liability company.

48.      WILMINGTON TRUST CONDUIT SERVICES PROPERTIES , LLC
         Rodney Square North
         1100 North Market Street
         Wilmington, DE 19890

         A subsidiary of Wilmington Trust Conduit Services, LLC (DE). Investments, Inc. A company that holds the intellectual property of its parent company. Organized as a Delaware limited liability company.

49.      WT FULFILLMENT CORPORATIONRODNEY SQUARE NORTH
         1100 North Market Street
         Wilmington, DE  19890

         A subsidiary of Wilmington Trust Company. A company that sells scanning equipment. Organized as a Delaware Corporation.

50.      WT LUXEMBOURG, SARL
         52 -54 Avenue du X Septembre
         L - 2550 Luxembourg

         A subsidiary of Wilmington Trust Corporation. A holding company. Organized as a Luxembourg Corporation.

51.      WILMINGTON TRUST SP SERVICES (LUXEMBOURG) S.A.
         (f/k/a)Amaco (Luxembourg) SA)
         52 - 54 Avenue du X Septembre
         L - 2550 Luxembourg

         A subsidiary of WT Luxembourg, SARL. A company that provides that provides nexus and other services. Organized as a Luxembourg Corporation.

                                   AFFILIATES

1.       CRAMER ROSENTHAL MCGLYNN, LLC
         White Plains, New York

         A registered investment adviser organized as a Delaware limited liability company. (81.73% equity interest owned by WT Investments, Inc.).

2.       ROXBURY CAPITAL MANAGEMENT, LLC
         Santa Monica, California

         A registered investment adviser organized as a Delaware limited liability company. (100% preferred interests owned by WT Investments, Inc.; 30% revenue interest owned by WT Investments, Inc.; 41.23% equity interest owned by WT Investments, Inc.).

3.       CLEMENTE CAPITAL, INC.
         152 West  57th Street
         New York, New York 10017

         A registered investment adviser organized as New York corporation. (24.9% equity interest owned by WT Investments, Inc.).

4.       CAMDEN PARTNERS HOLDINGS, LLC
         500 East Pratt Street
         Baltimore, MD  21202

         A registered investment adviser organized as a Delaware limited liability company. (28.125% equity interest owned by WT Investments, Inc.).

5.       CAMDEN PARTNERS PRIVATE EQUITY ADVISORS, LLC
         500 East Pratt Street
         Baltimore, MD  21202

         A registered investment adviser organized as a Delaware limited liability company. (100% owned by Camden Partners Holdings, LLC).

6.       CAMDEN PARTNERS EQUITY MANAGERS I, LLC
         500 East Pratt Street
         Baltimore, MD  21202

         A registered investment adviser organized as a Delaware limited liability company. (28.125% equity interest owned by WTC Camden, Inc.).

7.       THE INDEPENDENCE GROUP, LTD.
         c/o Global Captive Management Ltd.
         Genesis Building, Fifth Floor
         13 Genesis Close, P.O. Box 1363
         George Town, Grand Cayman, KY1 1108, Cayman Islands

         Formation Date: 1/11/02 under the laws of Cayman Islands; No. of Shares
Authorized: 1,000 Shares of Common Stock, par value US$1.00 and 1,000 Shares of Preferred Stock, par value US$100. Units Issued to Wilmington Trust Corporation:
2; (One Voting Common Share, par value US$1.00, at a purchase price of US$100, and One Non-Voting Redeemable Preferred Share, par value US$1.00, at a purchase price of US$24,900).

INACTIVE SUBSIDIARIES

1.       HOLIDAY TRAVEL AGENCY, INC.
2.       SIOBAIN-VIII, LTD.
3.       SIOBAIN-X, LTD

4.       WILMINGTON CAPITAL MANAGEMENT, INC. - VOID
5.       WT DELAWARE CAPITAL CORP.
6.       WTC PENNSYLVANIA CORP. (FORMERLY SIOBAIN-IX, LTD.)
7.       WILMINGTON TRUST GLOBAL SERVICES, LTD.
8.       WT SERVICES OF DELAWARE, INC.
9.       BRANDYWINE LIFE INSURANCE COMPANY, INC.
10.      CHARLESTON CAPTIVE MANAGEMENT, INC.
11.      DREW-VIII, LTD.

ITEM 25. INDEMNIFICATION.

The Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement") and Amended and Restated By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee, and the Trust out of its assets may indemnify and hold harmless each trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Trust; provided that the trustees and officers of the Trust shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See
Article IX of the Agreement incorporated by reference as Exhibit 23(a)(i)(a) and
Article IX of the Trust's By-laws incorporated by reference as Exhibit 23(b)).

The Trust is party to an investment advisory agreement with RSMC and a sub-advisory agreement with each of CRM and Roxbury. Each of the foregoing investment advisory agreements and sub-advisory agreements with the Trust provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under their respective agreements, the adviser or sub-adviser shall not be subject to liability to the Trust, any series of the Trust or any of its shareholders for any act or omission in the course of, or connected with, rendering services under such agreements or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust. Any liability of an adviser or sub-adviser to any series of the Trust shall not automatically impart liability on the part of such adviser or sub-adviser to any other series of the Trust. No series of the Trust shall be liable for the obligations of any other series of the Trust.

The Trust is also party to a sub-advisory agreement with each of GSAM, JBIM, AEW, REMS, PPA, ASA, M&C, BLM, EIC, BFM, SFM, First Quadrant, WTIM, BCAM, Acadian, Standish Mellon, Robeco, Dimensional and Principal. Each of the foregoing sub-advisory agreements provides that the sub-adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by its respective sub-advisory agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or RSMC, provided, however, that such acts or omissions shall not have resulted from the sub-adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty under its sub-advisory agreement.

Indemnification of Professional Funds Distributor, LLC (the "Distributor"), the Trust's principal underwriter against certain losses is provided for in Section 10 of the Underwriting Agreement with the Distributor incorporated by reference as Exhibit 23(e)(1) hereto. In Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

Indemnification of RSMC, in its capacity as administrator, against certain losses is provided for in Section 12 of the Administration Agreement with Wilmington Trust Company incorporated by reference as Exhibit 23(h)(ii)(a) hereto. The Trust agrees to indemnify and hold harmless RSMC and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the securities laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which RSMC takes (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon oral instructions or written instructions. Neither RSMC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of RSMC's or its affiliates' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

Indemnification of PFPC in its capacity as sub-administrator and accounting agent against certain losses is provided for in Section 12 of the Sub-Administration and Accounting Services Agreement with PFPC incorporated by reference as Exhibit 23(h)(vi) hereto. The Trust, on behalf of each series of the Trust, agrees to indemnify and hold harmless PFPC, its affiliates and its authorized agents from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the securities laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which PFPC, its affiliates or its authorized agents take (i) at the request or on the direction of or in reliance on the advice of the Trust or
(ii) upon oral instructions or written instructions. Neither PFPC, nor any of its affiliates or agents, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC's or its affiliates' or its agents' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Sub-Administration and Accounting Services Agreement.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

(i)      Rodney Square Management Corporation

         The directors and officers of RSMC are provided on RSMC's most recently filed Schedule A of Form ADV (IARD No. 105163; SEC File No. 801-22071), which is incorporated herein by reference. The only employment of a substantial nature of each of RSMC's directors and officers is with RSMC and its affiliated companies.

(ii)     Cramer Rosenthal McGlynn, LLC

         The directors and officers of CRM are provided on CRM's most recently filed Schedule A of Form ADV (IARD No. 107911; SEC File No. 801-55244), which is incorporated herein by reference. The only employment of a substantial nature of each of CRM's directors and officers is with CRM.

(iii)    Roxbury Capital Management, LLC

         The directors and officers of Roxbury are provided on Roxbury's most recently filed Schedule A of Form ADV (IARD No. 108832; SEC File No. 801-55521), which is incorporated herein by reference. The only employment of a substantial nature of each of Roxbury's directors and officers is with Roxbury.

(iv)     Wilmington Trust Investment Management, LLC

         The directors and officers of WTIM are provided on WTIM's most recently filed Schedule A of Form ADV (IARD No. 19369; SEC File No. 801-41081), which is incorporated herein by reference. The only employment of a substantial nature of each of WTIM's members of its board of managers and officers is with WTIM and its affiliated companies.

(v)      AEW Management and Advisors, L.P.

         The directors and officers of AEW are provided on AEW's most recently filed Schedule A of Form ADV (IARD No. 108633; SEC File No. 801-53421), which is incorporated herein by reference. The only employment of a substantial nature of each of AEW's directors and officers is with AEW.

(vi)     Real Estate Management Services Group, LLC

         The directors and officers of REMS are provided on WTIM's most recently filed Schedule A of Form ADV (IARD No. 112322; SEC File No. 801-61061), which is incorporated herein by reference. The only employment of a substantial nature of each of REMS' directors and officers is with REMS.

(vii)    Goldman Sachs Asset Management, L.P.

         The directors and officers of GSAM are provided on GSAM's most recently filed Schedule A of Form ADV (IARD No. 107738; SEC File No. 801-37591), which is incorporated herein by reference. Set forth below are the names and businesses of certain managing directors of GSAM L.P. who are engaged in any other business, profession, vocation or employment of a substantial nature.

          NAME                          POSITION WITH SUB-ADVISER              OTHER AFFILIATIONS
          ----                          -------------------------              ------------------
          John S. Weinberg              Managing Director - GSAM               Vice Chairman, The Goldman Sachs Group, Inc.;
                                                                               Managing Director, Goldman, Sachs & Co.
          Lloyd C. Blankfein            Managing Director - GSAM               Chairman, Chief Executive Officer and
                                                                               Director, The Goldman Sachs Group, Inc.;
                                                                               Managing Director, Goldman, Sachs & Co.

 (viii)  Julius Baer Investment Management LLC.

         The directors and officers of JBIM are provided on JBIM's most recently filed Schedule A of Form ADV (IARD No. 106863; SEC File No. 801-18766), which is incorporated herein by reference. The only employment of a substantial nature of each of JBIM's directors and officers is with JBIM and its affiliated companies.

(ix)     Parametric Portfolio Associates

         PPA is a majority-owned subsidiary of Eaton Vance Corp. The directors and officers of PPA are set forth below.

         NAME                           POSITION WITH SUB-ADVISER             OTHER AFFILIATIONS
         ----                           --------------------------            ------------------
         Andrew Abramsky                Chief Operating Officer, Manager      None
         Brian Langstraat               Chief Executive Officer, Manager      None
                                        and Secretary

         David M. Stein                 Chief Investment Officer              None

         NAME                           POSITION WITH SUB-ADVISER             OTHER AFFILIATIONS
         ----                           --------------------------            ------------------
         Aaron Singleton                Chief Financial Officer, Treasurer    None
         Joel Marcus                    Chief Compliance Officer              None
         James B. Hawkes                Manager                               Eaton Vance Corp., Chairman,
                                                                              President and CEO
         Thomas Faust                   Manager                               Eaton Vance Corp., Executive VP,
                                                                              Director

(x)      Armstrong Shaw Associates, Inc.

         The directors and officers of ASA are provided on ASA's most recently filed Schedule A of Form ADV (IARD No. 107957; SEC File No. 801-20597), which is incorporated herein by reference. The only employment of a substantial nature of each of ASA's directors and officers is with ASA.

(xi)     Montag & Caldwell, Inc.

         The directors and officers of M&C are provided on M&C's most recently filed Schedule A of Form ADV (IARD No. 104841; SEC File No. 801-15398), which is incorporated herein by reference. The only employment of a substantial nature of each of Montag & Caldwell's directors and officers is with M&C or its parent company, ABN AMRO Asset Management.

 (xii)   Bennett Lawrence Management, LLC

         The directors and officers of BLM are provided on BLM's most recently filed Schedule A of Form ADV (IARD No. 106716; SEC File No. 801-49805), which is incorporated herein by reference. The only employment of a substantial nature of each of BLM's directors and officers is with BLM.

(xiii)   Equity Investment Corporation

         The directors and officers of EIC are provided on EIC's most recently filed Schedule A of Form ADV (IARD No. 108510; SEC File No. 801-27781), which is incorporated herein by reference. The only employment of a substantial nature of each of EIC's directors and officers is with EIC.

(xiv)    Batterymarch Financial Management, Inc.

         Batterymarch Financial Management, Inc. ("Batterymarch") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.

         NAME                         POSITION WITH SUB-ADVISER             OTHER AFFILIATIONS
         ----                         -------------------------             ------------------
         William L. Elcock            CEO, Director and Senior Portfolio    Non-Employee Director of Legg Mason
                                      Manager                               International Equities Limited, a Legg
                                                                            Mason, Inc. affiliate

         Peter L. Bain                Non-Employee Director                 Senior Executive Vice President, Legg
                                                                            Mason, Inc.
                                                                            Non-Employee Director of various Legg
                                                                            Mason, Inc. affiliates
         Mark R. Fetting              Non-Employee Director                 Senior Executive Vice President, Legg
                                                                            Mason, Inc.
                                                                            Non-Employee Director of various Legg
                                                                            Mason, Inc. affiliates
         Francis X. Tracy             President, Treasurer, Secretary and   None
                                      CFO

         Thomas Linkas                Chief Investment Officer              None

         NAME                         POSITION WITH SUB-ADVISER             OTHER AFFILIATIONS
         ----                         -------------------------             ------------------
         William L. Elcock            CEO, Director and Senior              Non-Employee
                                      Portfolio Manager                     Director of Legg
                                                                            Mason International
                                                                            Equities Limited,
                                                                            A Legg Mason, Inc.
                                                                            affiliate

         Margaret J. Coughlan         Assistant Treasurer                   None

         Philip E. Channen            Assistant Secretary and Chief         None
                                      Compliance Officer

(xv)     Systematic Financial Management L.P.

         The directors and officers of SFM are provided on SFM's most recently filed Schedule A of Form ADV (IARD No. 106146; SEC File No. 801-48908), which is incorporated herein by reference. The only employment of a substantial nature of each of SFM's partners and officers is with SFM.

(xvi)    First Quadrant L.P.

         First Quadrant, L.P. currently serves as general partner and investment adviser for one unregistered fund organized as a Delaware limited partnership, and as investment adviser for five unregistered offshore funds. First Quadrant has a beneficial interest in FQN Management, LLC ("FQN"), a SEC registered investment adviser. AMG, First Quadrant's general partner, holds an equity interest in 24 other affiliates. First Quadrant's only business relationship with any of these affiliates is with Managers Investment Group LLC ("MIG"), and Affiliated Managers Group PTY Ltd. ("AMG Pty Ltd."). With respect to MIG, First Quadrant serves as sub-adviser to a series of mutual funds advised by MIG and is party to an investment adviser servicing agreement and sub-advisory marketing agreement with MIG. With respect to AMG Pty Ltd., First Quadrant is party to a client service/marketing agreement with AMG Pty Ltd.

          Name                          Position with Sub-Adviser             Other Affiliations
          ----                          -------------------------             ------------------
          Ronnie M. Darnell             Chief Investment Officer and          Vice President, FQN
                                        Limited Partner

          Curtis J. Ketterer            Chief Operating Officer and Limited   Chief Operating Officer and Treasurer,
                                        Partner                               FQN
          Christopher G. Luck           Director of Equities, Director of     Vice President and Secretary, FQN
                                        Equity Portfolio Management and
                                        Limited Partner

          Timothy S. Meckel             Director of Client Service and        None
                                        Limited Partner
          Phillip T. Miller             Director of Options and Derivative    None
                                        Products and Limited Partner
          Kent C. Roberts II            Director of Marketing and Limited     None
                                        Partner
          Joel L. Brouwer               Director - Chief Financial Officer    None
          Kenneth J. Ferguson           Co-Director of Global Derivatives     None
                                        and Limited Partner

          Steven B. Richey              Director of Global Derivative         None
                                        Trading and Limited Partner
          Dori S. Levanoni              Co-Director of Global Derivatives     None
                                        and Limited Partner
          Kenneth R. Funk               Director - Chief Compliance Officer   Chief Compliance Officer, FQN

                                      C-19

          Name                          Position with Sub-Adviser             Other Affiliations
          ----                          -------------------------             ------------------
          Andre Francois Perold         Chairman of the Advisory Panel and    Founder and Chair of the Investment
                                        Limited Partner                       Committee of HighVista Strategies;
                                                                              George Gund Professor of Finance and
                                                                              Banking, Harvard Business School;
                                                                              Director, The Vanguard Group; Board
                                                                              Chairman, Unx; Chairman of the
                                                                              Investment Committee, Shady Hill School;
                                                                              Member of the Advisory Board of: RRE
                                                                              Investors, The Debt Exchange, The Rock
                                                                              Creek Group and FIA Timber Partners

(xvii)   Acadian Asset Management, Inc.

         The directors and officers of Acadian are provided on Acadian's most recently filed Schedule A of Form ADV (IARD No. 106609; SEC File No. 801-28078), which is incorporated herein by reference. The only employment of a substantial nature of each of Acadian's directors and officers is with Acadian.

(xviii)   Standish Mellon Asset Management Company LLC

         The directors and officers of Standish Mellon are provided on Standish Mellon's most recently filed Schedule A of Form ADV (IARD No. 113972; SEC File No. 801-60527), which is incorporated herein by reference. The only employment of a substantial nature of each of Standish Mellon's directors and officers is with Standish Mellon.

(xix)    Robeco USA, L.L.C.

         Robeco USA, L.L.C. is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The principal business address of Robeco is 909 Third Avenue, 32nd Floor, New York, NY 10022. The following is a list of other substantial business activities in which directors, officers, or partners of Robeco have been engaged as director, officer, employee, partner, or trustee.

        NAME AND POSITION WITH ROBECO                OTHER COMPANY                      POSITION WITH OTHER COMPANY
        -------------------------------------------  ---------------------------------  --------------------------------
        William J. Kelly, Chief Executive Officer    Robeco USA, Inc.                   Chief Executive Officer
                                                     Boston Partners Asset              Chief Executive Officer
                                                     Management, LLC

        Roland Toppen, Chief Financial Officer       Robeco USA, Inc.                   Treasurer and Chief Financial
                                                                                        Officer

                                                     Robeco Investment Asset            Director
                                                     Management, US

        Michael Anthony Jones, President             Robeco USA, Inc.                   President
        Daniel Swigart Vandivort, President and      Robeco USA, Inc.                   President and Chief Investment
        Chief Investment Officer                                                        Officer

        William George Butterly, General Counsel     Robeco USA, Inc.                   Secretary and General Counsel

        Mary Ann Iudice, Chief Compliance Officer    Robeco USA, Inc.                   Chief Compliance Officer
                                                     Boston Partners Asset              Chief Compliance Officer
                                                     Management, LLC

                                                     Robeco Investment Asset            Chief Compliance Officer
                                                     Management, US
                                                     Robeco Sage Capital Management     Chief Compliance Officer

(xx)     Dimensional Fund Advisors LP

         The partners and officers of Dimensional Fund Advisors LP ("Dimensional") are provided on Dimensional's most recently filed Form ADV (IARD No. 106482, SEC File No. 801-16283), which is incorporated herein by reference. The only business or employment of a substantial nature of each of Dimensional's partners and officers is with Dimensional and its affiliated companies.

ITEM 27. PRINCIPAL UNDERWRITER.

(a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies:

         Allegiant Funds
         Allegiant Advantage Fund
         EIP Growth & Income Fund
         SPARX Asia Funds
         The Roxbury Funds

         Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

(b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

        NAME                    POSITION              POSITION WITH THE FUND
        ----                    --------              ----------------------
        Philip H. Rinnander     President & Owner     None
        Barbara A. Rice         Vice President        None
        Jennifer DiValerio      Vice President        None

(c)      Not applicable.

ITEM 28. LOCATIONS OF ACCOUNTS AND RECORDS.

All accounts and records are maintained by the Trust, or on its behalf by RSMC, 1100 N. Market Street, Wilmington, DE 19890; WTIM, 3455 Peachtree Road, Suite 2000, Atlanta, GA 30326; and the Trust's sub-administrator, transfer agent, dividend-paying agent and accounting services agent, PFPC Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Trust furnishes the following undertaking:

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, state of Delaware on the 26th day of October 2007.

                                                   WT MUTUAL FUND

                                                   By:  /s/ Neil Wolfson
                                                        ------------------------
                                                        Neil Wolfson, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert H. Arnold*          Trustee                          October 26, 2007
------------------------
Robert H. Arnold

/s/ Eric Brucker*              Trustee                          October 26, 2007
------------------------
Eric Brucker

/s/ Ted T. Cecala *            Trustee                          October 26, 2007
------------------------
Ted T. Cecala

/s/ Robert J. Christian*       Trustee                          October 26, 2007
------------------------
Robert J. Christian

/s/ John J. Kelley             Vice President and Chief         October 26, 2007
------------------------
John J. Kelley                 Financial Officer

/s/ Nicholas A. Giordano*      Chairman of the Board and        October 26, 2007
-------------------------      Trustee
Nicholas A. Giordano

/s/ Louis Klein, Jr.*          Trustee                          October 26, 2007
------------------------
Louis Klein, Jr.

/s/ John J. Quindlen*          Trustee                          October 26, 2007
------------------------
John J. Quindlen

/s/ Mark Sargent*              Trustee                          October 26, 2007
------------------------
Mark Sargent

/s/ Neil Wolfson               President, and Chief Executive   October 26, 2007
------------------------       Officer
Neil Wolfson

* By  /s/ John J. Kelley
      -------------------
      John J. Kelley
      Attorney-in-Fact

                                  EXHIBIT LIST

EXHIBIT NO.       DESCRIPTION

23(d)(xxvii)      Interim Sub-Advisory Agreement among the Registrant, on behalf of Wilmington Multi-Manager Large-Cap Fund, RSMC and M&C.

23(k)             Consent of Ernst & Young LLP.

23(p)(iv)         Code of Ethics of GSAM.

23(p)(xi)         Code of Ethics of BLM.